PROTECTIVE LIFE INSURANCE COMPANY

P.O. Box 10648
Birmingham, Alabama 35202-0648
Telephone: 1-800-456-6330

STATEMENT OF ADDITIONAL INFORMATION
PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT
A FLEXIBLE PREMIUM
DEFERRED VARIABLE AND FIXED ANNUITY CONTRACT

This Statement of Additional Information contains information in addition to the information described in the Prospectus for the individual flexible premium deferred variable and fixed annuity contract (the "Contract") offered by Protective Life Insurance Company. This Statement of Additional Information is not a Prospectus. It should be read only in conjunction with the Prospectuses for the Contract and the Funds. The Prospectus for the Contract is dated May 1, 2018. You may obtain a copy of the Prospectus by writing or calling us at our address or phone number shown above.

THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS MAY 1, 2018.

STATEMENT OF ADDITIONAL INFORMATION

TABLE OF CONTENTS

Page
SAFEKEEPING OF ACCOUNT ASSETS	1
STATE REGULATION	1
RECORDS AND REPORTS	1
LEGAL MATTERS	1
EXPERTS	1
OTHER INFORMATION	2
FINANCIAL STATEMENTS	2

SAFEKEEPING OF ACCOUNT ASSETS

Title to the assets of the Variable Account is held by Protective Life. The assets are kept physically segregated and held separate and apart from the Company's General Account assets and from the assets in any other separate account.

Records are maintained of all purchases and redemptions of Fund shares held by each of the Sub-Accounts.

The officers and employees of Protective Life are covered by an insurance company blanket bond issued in the amount of $20 million dollars. The bond insures against dishonest and fraudulent acts of officers and employees.

STATE REGULATION

Protective Life is subject to regulation and supervision by the Department of Insurance of the State of Tennessee which periodically examines its affairs. It is also subject to the insurance laws and regulations of all jurisdictions where it is authorized to do business. Where required, a copy of the Contract form has been filed with, and, if applicable, approved by, insurance officials in each jurisdiction where the Contracts are sold. Protective Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.

RECORDS AND REPORTS

Protective Life will maintain all records and accounts relating to the Variable Account. As presently required by the 1940 Act and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to Owner(s) periodically at the last known address.

LEGAL MATTERS

Eversheds Sutherland (US) LLP of Washington, D. C. has provided advice on certain matters relating to the federal securities laws.

EXPERTS

The statement of assets and liabilities of the Sub-Accounts of Protective Variable Annuity Separate Account as of December 31, 2017 and the related statement of operations and the statements of changes in net assets for each of the periods presented included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The consolidated balance sheets of Protective Life Insurance Company as of December 31, 2017 and 2016 and the related consolidated statements of income, comprehensive income (loss), shareowner's equity and cash flows for the years ended December 31, 2017 and 2016, the period from February 1, 2015 to December 31, 2015 ("Successor Company") and for the period from January 1, 2015 to January 31, 2015 ("Predecessor Company") included in this SAI have been so included in reliance on the reports (which contain an explanatory paragraph related to the purchase of Protective Life's parent company on February 1, 2015 by The Dai-ichi Life Insurance Company, Limited and the election to apply "pushdown" accounting as of the acquisition date) of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The principal business address of PricewaterhouseCoopers LLP is 569 Brookwood Village Suite 851, Birmingham, Alabama 35209.

1

OTHER INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 100 F Street, N.E., Washington, D.C. 20549.

FINANCIAL STATEMENTS

The audited statement of assets and liabilities of the Sub-Accounts of Protective Variable Annuity Separate Account as of December 31, 2017 and the related statement of operations and the statements of changes in net assets for each of the periods presented as well as the Report of Independent Registered Public Accounting Firm are contained herein.

The audited consolidated balance sheets for Protective Life as of December 31, 2017 and 2016 and the related consolidated statements of income, comprehensive income (loss), shareowner's equity and cash flows for the years ended December 31, 2017 and 2016, the period from February 1, 2015 to December 31, 2015 ("Successor Company") and for the period from January 1, 2015 to January 31, 2015 ("Predecessor Company") as well as the Reports of Independent Registered Public Accounting Firm are contained herein. Protective Life's Financial Statements should be considered only as bearing on its ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Protective Variable Annuity Separate Account.

On January 18, 2018, PLC and the Company entered into a Master Transaction Agreement (the "Master Transaction Agreement") with Liberty Mutual Insurance Company, Liberty Mutual Fire Insurance Company, Liberty Mutual Group Inc. ("Liberty Mutual"), The Lincoln National Life Insurance Company ("Lincoln Life"), and Lincoln National Corporation, pursuant to which Lincoln Life will acquire Liberty Mutual's Group Benefits Business and Individual Life and Annuity Business (the "Life Business") through the acquisition of all of the issued and outstanding capital stock of Liberty Life Assurance Company of Boston ("Liberty") (the "Transaction"). Pursuant to the Master Transaction Agreement, PLC, the Company and Protective Life and Annuity Insurance Company ("PLAIC"), a wholly owned subsidiary of the Company, agreed to enter into reinsurance agreements and related ancillary agreements at the closing of the Transaction. Under the reinsurance agreements, Liberty will cede to the Company and PLAIC substantially all of the insurance policies relating to the Life Business. The aggregate statutory reserves of Liberty to be ceded to the Company and PLAIC as of the closing of the Transaction are expected to be approximately $13.3 billion. To support its obligations under the reinsurance agreements, the Company and PLAIC will each establish a trust account for the benefit of Lincoln Life. Entry into the reinsurance agreements represents an estimated capital investment by the Company of approximately $1.2 billion. The Transaction is expected to be completed on or about May 1, 2018, subject to regulatory approvals and other customary closing conditions. No more than 75 days after completion of the Transaction, the Company plans to file pro forma financial statements for the Company and other financial statements required by Securities and Exchange Commission ("SEC") regulations with the SEC.

Financial Statements follow this page.

2

INDEX TO FINANCIAL STATEMENTS

THE PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT
Report of Independent Registered Public Accounting Firm	FSA-2
Statement of Assets and Liabilities as of December 31, 2017	FSA-6
Statement of Operations for the year ended December 31, 2017	FSA-21
Statement of Changes in Net Assets for the year ended December 31, 2017	FSA-36
Statement of Changes in Net Assets for the year ended December 31, 2016	FSA-51
Notes to Financial Statements	FSA-65

PROTECTIVE LIFE INSURANCE COMPANY
Report of Independent Registered Public Accounting Firm	F-1

Consolidated Statements of Income For The Year Ended December 31, 2017 (Successor Company), For The Year Ended December 31, 2016 (Successor Company), For The Periods of February 1, 2015 to December 31, 2015 (Successor Company) and January 1, 2015 to January 31, 2015 (Predecessor Company)

F-3

Consolidated Statements of Comprehensive Income (Loss) For The Year Ended December 31, 2017 (Successor Company), For The Year Ended December 31, 2016 (Successor Company), For The Periods of February 1, 2015 to December 31, 2015 (Successor Company) and January 1, 2015 to January 31, 2015 (Predecessor Company)

F-4
Consolidated Balance Sheets as of December 31, 2017 (Successor Company) and as of December 31, 2016 (Successor Company)	F-5

Consolidated Statements of Shareowner’s Equity For The Year Ended December 31, 2017 (Successor Company), For The Year Ended December 31, 2016 (Successor Company), For The Periods of February 1, 2015 to December 31, 2015 (Successor Company) and January 1, 2015 to January 31, 2015 (Predecessor Company)

F-7

Consolidated Statements of Cash Flows For The Year Ended December 31, 2017 (Successor Company), For The Year Ended December 31, 2016 (Successor Company), For The Periods of February 1, 2015 to December 31, 2015 (Successor Company) and January 1, 2015 to January 31, 2015 (Predecessor Company)

F-8
Notes to Consolidated Financial Statements:	F-10
Financial Statement Schedules:
Schedule III — Supplementary Insurance Information	S-1
Schedule IV — Reinsurance	S-3
Schedule V — Valuation Accounts	S-4

All other schedules to the consolidated financial statements required by Article 7 of Regulation S-X are not required under the related instructions or are inapplicable and therefore have been omitted.

FSA-1

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Protective Life Insurance Company and the Contract Owners of Protective Variable Annuity Separate Account

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts of the Protective Variable Annuity Separate Account indicated in the table below as of December 31, 2017 and the related statements of operations and of changes in net assets for each of the periods indicated in the table below (other than Guggenheim Macro Opportunities Strategies (Series M) subaccount, which only includes a statement of changes in net assets), including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts in the Protective Variable Annuity Separate Account as of December 31, 2017, and the results of each of their operations and changes in each of their net assets for the periods indicated in the table below in conformity with accounting principles generally accepted in the United States of America.

American Funds Asset Allocation Class 2 (1)	Invesco VI Balanced Risk Allocation II (1)
American Funds Asset Allocation Class 4 (1)	Invesco VI Comstock I (1)
American Funds Blue Chip Income & Growth Class 2 (1)	Invesco VI Comstock II (1)
American Funds Blue Chip Income & Growth Class 4 (1)	Invesco VI Equity and Income II (1)
American Funds Bond Class 4 (9)	Invesco VI Global Real Estate II (1)
American Funds Capital Income Builder Class 4 (6)	Invesco VI Government Securities II (1)
American Funds Global Growth Class 2 (1)	Invesco VI Growth & Income I (1)
American Funds Global Growth Class 4 (1)	Invesco VI International Growth II (1)
American Funds Global Growth & Income Class 4 (8)	Invesco VI Mid-Cap Growth II (1)
American Funds Global Small Capitalization Class 2 (1)	Invesco VI Small Cap Equity II (1)
American Funds Global Small Capitalization Class 4 (1)	Protective Life Dynamic Allocation Series - Conservative (3)
American Funds Growth Class 2 (1)	Protective Life Dynamic Allocation Series - Growth (3)
American Funds Growth Class 4 (1)	Protective Life Dynamic Allocation Series - Moderate (3)
American Funds Growth-Income Class 4 (5)	ClearBridge Variable Mid Cap Portfolio II (1)
American Funds International Class 2 (1)	ClearBridge Variable Small Cap Growth II (1)
American Funds International Class 4 (1)	QS Legg Mason Dynamic Multi-Strategy VIT II (1)
American Funds IS Bond Fund Class 2 (12)	Lord Abbett Bond Debenture VC (1)
American Funds IS Capital Income Builder Class 2(11)	Lord Abbett Calibrated Dividend Growth VC (1)
American Funds IS Global Growth and Income Fund Class 2 (12)	Lord Abbett Classic Stock VC (1)
American Funds IS Growth-Income Fund Class 2 (13)	Lord Abbett Growth & Income VC (1)

FSA-2

American Funds IS US Government/AAA-Rated Securities Fund Class 2 (14)	Lord Abbett Growth Opportunities VC (1)
American Funds New World Class 2 (1)	Lord Abbett International Opportunities VC (1)
American Funds New World Class 4 (1)	Lord Abbett Mid Cap Stock VC (1)
American Funds US Govt/AAA Rated Securities Class 4 (10)	Lord Abbett Series Fundamental Equity VC (1)
Calvert VP SRI Balanced (1)	MFS Growth Series IC (1)
Fidelity Contrafund Portfolio SC2 (1)	MFS Growth Series SC (1)
Fidelity Equity Income SC2 (1)	MFS Investors Trust IC (1)
Fidelity Freedom Fund - 2015 Maturity SC2 (1)	MFS Investors Trust SC (1)
Fidelity Freedom Fund - 2020 Maturity SC2 (1)	MFS New Discovery IC (1)
Fidelity Growth Portfolio SC2 (1)	MFS New Discovery SC (1)
Fidelity Index 500 Portfolio SC2 (1)	MFS Research IC (1)
Fidelity Investment Grade Bonds SC2 (1)	MFS Research SC (1)
Fidelity Mid Cap SC2 (1)	MFS Total Return IC (1)
Franklin Flex Cap Growth VIP CL 2 (1)	MFS Total Return SC (1)
Franklin Income VIP CL 2 (1)	MFS Utilities IC (1)
Franklin Mutual Global Discovery VIP CL 2 (4)	MFS Utilities SC (1)
Franklin Mutual Shares VIP CL 2 (1)	MFS VIT Total Return Bond SC (1)
Franklin Rising Dividend VIP CL 2 (1)	MFS VIT Value SC (1)
Franklin Small Cap Value VIP CL 2 (1)	MFS VIT II Emerging Markets Equity SC (1)
Franklin Small-Mid Cap Growth VIP CL 2 (1)	MFS VIT II International Value SC (1)
Franklin Strategic Income VIP CL 2 (7)	MFS VIT II MA Investors Growth Stock IC (1)
Franklin US Government Securities VIP CL 2 (1)	MFS VIT II MA Investors Growth Stock SC (1)
Templeton Developing Markets VIP CL 2 (1)	Oppenheimer Capital Appreciation Fund/VA (1)
Templeton Foreign VIP CL 2 (1)	Oppenheimer Capital Appreciation Fund/VA SC (1)
Templeton Global Bond VIP CL 2 (1)	Oppenheimer Discovery Mid Cap Growth Fund/VA (1)
Templeton Growth VIP CL 2 (1)	Oppenheimer Discovery Mid Cap Growth Fund/VA SC (1)
Goldman Sachs Global Trends Allocation SC (1)	Oppenheimer Global Fund/VA (1)
Goldman Sachs Large Cap Value (1)	Oppenheimer Global Fund/VA SC (1)
Goldman Sachs Large Cap Value Fund SC (1)	Oppenheimer Global Strategic Income Fund/VA (1)
Goldman Sachs Mid Cap Value (1)	Oppenheimer Global Strategic Income Fund/VA SC (1)
Goldman Sachs Mid Cap Value SC (1)	Oppenheimer Government Money Fund/VA (1)
Goldman Sachs Small Cap Equity Insights (1)	Oppenheimer Main Street Fund/VA (1)
Goldman Sachs Small Cap Equity Insights SC (1)	Oppenheimer Main Street Fund/VA SC (1)
Goldman Sachs Strategic Growth (1)	PIMCO VIT All Asset Advisor (1)
Goldman Sachs Strategic Growth SC (1)	PIMCO VIT Global Diversified Allocation Portfolio (1)
Goldman Sachs Strategic International Equity (1)	PIMCO VIT Long-Term US Government Advisor (1)
Goldman Sachs Strategic International Equity SC (1)	PIMCO VIT Low Duration Advisor (1)
Goldman Sachs US Equity Insights (1)	PIMCO VIT Real Return Advisor (1)
Goldman Sachs US Equity Insights SC (1)	PIMCO VIT Short-Term Advisor (1)
Goldman Sachs VIT Core Fixed Income Fund SC (1)	PIMCO VIT Total Return Advisor (1)
Goldman Sachs VIT Growth Opportunities SC (1)	Royce Capital Fund Micro-Cap SC (1)
Guggenheim Floating Rate Strategies Series F (1)	Royce Capital Fund Small-Cap SC (1)
Guggenheim Global Managed Futures Strategy (1)
Guggenheim Long Short Equity (1)

FSA-3

Guggenheim Macro Opportunities Strategies (Series M) (2)	Rydex Commodities Strategy (1)
Guggenheim Multi-Hedge Strategies (1)	Rydex Inverse Government Long Bond (1)
Invesco VI American Franchise I (1)	Morgan Stanley VIP, Inc. Global Real Estate II (1)
Invesco VI American Franchise II (1)	VanEck Global Hard Asset (1)
Invesco VI American Value II (1)

(1) Statement of assets and liabilities as of December 31, 2017, statement of operations for the year ended December 31, 2017 and statements of changes in net assets for the years ended December 31, 2017 and 2016

(2) Statement of changes in net assets for the period January 1, 2016 to August 5, 2016 (date of liquidation)

(3) Statement of assets and liabilities as of December 31, 2017, statement of operations for the year ended December 31, 2017 and statements of changes in net assets for the year ended December 31, 2017 and for the period May 2, 2016 (commencement of operations) to December 31, 2016

(4) Statement of assets and liabilities as of December 31, 2017 and statements of operations and of changes in net assets for the period February 3, 2017 (commencement of operations) to December 31, 2017

(5) Statement of assets and liabilities as of December 31, 2017 and statements of operations and of changes in net assets for the period February 8, 2017 (commencement of operations) to December 31, 2017

(6) Statement of assets and liabilities as of December 31, 2017 and statements of operations and of changes in net assets for the period February 17, 2017 (commencement of operations) to December 31, 2017

(7) Statement of assets and liabilities as of December 31, 2017 and statements of operations and of changes in net assets for the period February 22, 2017 (commencement of operations) to December 31, 2017

(8) Statement of assets and liabilities as of December 31, 2017 and statements of operations and of changes in net assets for the period March 7, 2017 (commencement of operations)  to December 31, 2017

(9) Statement of assets and liabilities as of December 31, 2017 and statements of operations and of changes in net assets for the period March 23, 2017 (commencement of operations)  to December 31, 2017

(10) Statement of assets and liabilities as of December 31, 2017 and statements of operations and of changes in net assets for the period April 12, 2017 (commencement of operations) to December 31, 2017

(11) Statement of assets and liabilities as of December 31, 2017 and statements of operations and of changes in net assets for the period May 5, 2017  (commencement of operations) to December 31, 2017

(12) Statement of assets and liabilities as of December 31, 2017 and statements of operations and changes in net assets for the period May 26, 2017 (commencement of operations) to December 31, 2017

(13) Statement of assets and liabilities as of December 31, 2017 and statements of operations and of changes in net assets for the period June 12, 2017 (commencement of operations)  to December 31, 2017

(14) Statement of assets and liabilities as of December 31, 2017 and statements of operations and of changes in net assets for the period June 20, 2017 (commencement of operations) to December 31, 2017

Basis for Opinions

These financial statements are the responsibility of Protective Life Insurance Company’s management.  Our responsibility is to express an opinion on the financial statements of each of the subaccounts in the Protective Variable Annuity Separate Account based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to each of the subaccounts in the Protective Variable Annuity

FSA-4

Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  Our procedures included confirmation of investments owned as of December 31, 2017 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Birmingham, Alabama

April 24, 2018

We have served as the auditor of one or more of the subaccounts in Protective Variable Annuity Separate Account since 1994.

FSA-5

The Protective Variable Annuity Separate Account

Statement of Assets and Liabilities

As of December 31, 2017

	American Funds Insurance Series
($ in thousands, except Fair Value per Share)	American Funds Asset Allocation Class 2	American Funds Asset Allocation Class 4	American Funds Blue Chip Income & Growth Class 2	American Funds Blue Chip Income & Growth Class 4	American Funds Bond Class 4	American Funds Capital Income Builder Class 4	American Funds Global Growth Class 2	American Funds Global Growth Class 4	American Funds Global Growth & Income Class 4
ASSETS
Investments in subaccounts at fair value	$83,402	$5,173	$11,511	$1,109	$293	$529	$59,095	$7,571	$356
Receivable from Protective Life Insurance Company	5	—	—	—	1	—	19	—	—
Total assets	83,407	5,173	11,511	1,109	294	529	59,114	7,571	356

LIABILITIES
Payable to Protective Life Insurance Company	5	—	—	—	—	—	19	—	—
Net assets	$83,402	$5,173	$11,511	$1,109	$294	$529	$59,095	$7,571	$356

ANALYSIS OF NET ASSETS
Accumulation period	83,402	5,173	11,511	1,109	294	529	59,095	7,571	356
Annuity period	—	—	—	—	—	—	—	—	—
Net assets	$83,402	$5,173	$11,511	$1,109	$294	$529	$59,095	$7,571	$356

Units Outstanding	4,101	434	897	88	29	49	4,714	615	29

Shares Owned in each Portfolio	3,551	221	778	75	28	51	1,954	251	23

Fair Value per Share	$23.49	$23.40	$14.80	$14.77	$10.68	$10.38	$30.24	$30.13	$15.60

Investment in Portfolio shares, at Cost	$59,920	$4,820	$10,232	$985	$299	$518	$49,062	$6,327	$333

The accompanying notes are an integral part of these financial statements

FSA-6

The Protective Variable Annuity Separate Account

Statement of Assets and Liabilities, continued

As of December 31, 2017

	American Funds Insurance Series
($ in thousands, except Fair Value per Share)	American Funds Global Small Capitalization Class 2	American Funds Global Small Capitalization Class 4	American Funds Growth Class 2	American Funds Growth Class 4	American Funds Growth - Income Class 4	American Funds International Class 2	American Funds International Class 4	American Funds IS Bond Fund Class 2	American Funds IS Capital Income Builder Class 2
ASSETS
Investments in subaccounts at fair value	$942	$203	$9,234	$2,366	$948	$2,890	$74	$617	$420
Receivable from Protective Life Insurance Company	—	—	—	—	1	—	—	—	—
Total assets	942	203	9,234	2,366	949	2,890	74	617	420

LIABILITIES
Payable to Protective Life Insurance Company	—	—	—	—	1	—	—	—	—
Net assets	$942	$203	$9,234	$2,366	$948	$2,890	$74	$617	$420

ANALYSIS OF NET ASSETS
Accumulation period	942	203	9,234	2,366	948	2,890	74	617	420
Annuity period	—	—	—	—	—	—	—	—	—
Net assets	$942	$203	$9,234	$2,366	$948	$2,890	$74	$617	$420

Units Outstanding	84	19	672	193	79	248	6	61	39

Shares Owned in each Portfolio	38	8	119	31	19	134	3	58	40

Fair Value per Share	$24.72	$24.91	$77.35	$76.56	$49.31	$21.63	$21.42	$10.69	$10.40

Investment in Portfolio shares, at Cost	$825	$179	$8,142	$2,221	$896	$2,468	$71	$624	$414

The accompanying notes are an integral part of these financial statements

FSA-7

The Protective Variable Annuity Separate Account

Statement of Assets and Liabilities, continued

As of December 31, 2017

	American Funds Insurance Series						Calvert Variable Series, Inc.	Fidelity Variable Insurance Products
($ in thousands, except Fair Value per Share)	American Funds IS Global Growth and Income Fund Class 2	American Funds IS Growth-Income Fund Class 2	American Funds IS US Government/AAA- Rated Securities Fund Class 2	American Funds New World Class 2	American Funds New World Class 4	American Funds US Government/AAA - Rated Securities Class 4	Calvert VP SRI Balanced	Fidelity Contrafund Portfolio SC2
ASSETS
Investments in subaccounts at fair value	$187	$212	$25	$2,424	$70	$138	$1,253	$313,072
Receivable from Protective Life Insurance Company	—	—	—	—	—	—	—	157
Total assets	187	212	25	2,424	70	138	1,253	313,229

LIABILITIES
Payable to Protective Life Insurance Company	—	—	—	—	—	—	—	158
Net assets	$187	$212	$25	$2,424	$70	$138	$1,253	$313,071

ANALYSIS OF NET ASSETS
Accumulation period	187	212	25	2,424	70	138	1,253	313,047
Annuity period	—	—	—	—	—	—	—	24
Net assets	$187	$212	$25	$2,424	$70	$138	$1,253	$313,071

Units Outstanding	16	19	3	200	6	14	55	14,006

Shares Owned in each Portfolio	12	4	2	97	3	12	562	8,450

Fair Value per Share	$15.78	$49.71	$11.96	$25.07	$24.99	$11.98	$2.23	$37.05

Investment in Portfolio shares, at Cost	$183	$207	$26	$2,008	$57	$140	$1,186	$234,226

The accompanying notes are an integral part of these financial statements

FSA-8

The Protective Variable Annuity Separate Account

Statement of Assets and Liabilities, continued

As of December 31, 2017

	Fidelity Variable Insurance Products							Franklin Templeton Variable Insurance Products Trust
($ in thousands, except Fair Value per Share)	Fidelity Equity Income SC2	Fidelity Freedom Fund - 2015 Maturity SC2	Fidelity Freedom Fund - 2020 Maturity SC2	Fidelity Growth Portfolio SC2	Fidelity Index 500 Portfolio SC2	Fidelity Investment Grade Bonds SC2	Fidelity Mid Cap SC2	Franklin Flex Cap Growth VIP CL 2	Franklin Income VIP CL 2
ASSETS
Investments in subaccounts at fair value	$7,623	$1,245	$1,808	$3,333	$629,068	$269,099	$370,921	$27,018	$239,081
Receivable from Protective Life Insurance Company	—	—	—	—	119	104	201	56	79
Total assets	7,623	1,245	1,808	3,333	629,187	269,203	371,122	27,074	239,160

LIABILITIES
Payable to Protective Life Insurance Company	—	—	—	1	119	104	202	56	81
Net assets	$7,623	$1,245	$1,808	$3,332	$629,068	$269,099	$370,920	$27,018	$239,079

ANALYSIS OF NET ASSETS
Accumulation period	7,623	1,245	1,808	3,332	629,068	269,096	370,898	27,018	239,046
Annuity period	—	—	—	—	—	3	22	—	33
Net assets	$7,623	$1,245	$1,808	$3,332	$629,068	$269,099	$370,920	$27,018	$239,079

Units Outstanding	343	75	96	125	27,652	21,901	17,087	1,363	14,303

Shares Owned in each Portfolio	327	91	130	46	2,349	21,545	9,815	3,622	14,785

Fair Value per Share	$23.32	$13.61	$13.94	$72.86	$267.78	$12.49	$37.79	$7.46	$16.17

Investment in Portfolio shares, at Cost	$6,437	$1,045	$1,333	$1,773	$480,412	$271,228	$300,097	$29,271	$223,651

The accompanying notes are an integral part of these financial statements

FSA-9

The Protective Variable Annuity Separate Account

Statement of Assets and Liabilities, continued

As of December 31, 2017

	Franklin Templeton Variable Insurance Products Trust
($ in thousands, except Fair Value per Share)	Franklin Mutual Global Discovery VIP CL 2	Franklin Mutual Shares VIP CL 2	Franklin Rising Dividend VIP CL 2	Franklin Small Cap Value VIP CL 2	Franklin Small-Mid Cap Growth VIP CL 2	Franklin Strategic Income VIP CL 2	Franklin US Government Securities VIP CL 2	Templeton Developing Markets VIP CL 2	Templeton Foreign VIP CL 2
ASSETS
Investments in subaccounts at fair value	$1,010	$760,365	$405,590	$59,518	$34,548	$790	$534,691	$17,958	$120,513
Receivable from Protective Life Insurance Company	1	228	210	66	10	1	237	15	40
Total assets	1,011	760,593	405,800	59,584	34,558	791	534,928	17,973	120,553

LIABILITIES
Payable to Protective Life Insurance Company	1	231	210	66	10	1	238	15	40
Net assets	$1,010	$760,362	$405,590	$59,518	$34,548	$790	$534,690	$17,958	$120,513

ANALYSIS OF NET ASSETS
Accumulation period	1,010	760,284	405,590	59,518	34,548	790	534,656	17,958	120,511
Annuity period	—	78	—	—	—	—	34	—	2
Net assets	$1,010	$760,362	$405,590	$59,518	$34,548	$790	$534,690	$17,958	$120,513

Units Outstanding	96	42,841	18,488	2,608	1,735	76	49,200	1,585	8,543

Shares Owned in each Portfolio	51	37,346	14,251	3,005	1,938	73	44,263	1,755	7,790

Fair Value per Share	$19.80	$20.36	$28.46	$19.80	$17.83	$10.80	$12.08	$10.23	$15.47

Investment in Portfolio shares, at Cost	$1,012	$659,690	$305,587	$50,202	$35,159	$792	$578,076	$13,111	$112,124

The accompanying notes are an integral part of these financial statements

FSA-10

The Protective Variable Annuity Separate Account

Statement of Assets and Liabilities, continued

As of December 31, 2017

	Franklin Templeton Variable Insurance Products Trust		Goldman Sachs Variable Insurance Trust
($ in thousands, except Fair Value per Share)	Templeton Global Bond VIP Fund CL 2	Templeton Growth VIP CL 2	Goldman Sachs Global Trends Allocation Fund SC	Goldman Sachs Large Cap Value	Goldman Sachs Large Cap Value Fund SC	Goldman Sachs Mid Cap Value	Goldman Sachs Mid Cap Value SC	Goldman Sachs Small Cap Equity Insights	Goldman Sachs Small Cap Equity Insights SC
ASSETS
Investments in subaccounts at fair value	$332,340	$141,963	$7,565	$46,641	$136,488	$6,820	$175,683	$26,767	$18,725
Receivable from Protective Life Insurance Company	115	46	—	45	56	—	120	11	1
Total assets	332,455	142,009	7,565	46,686	136,544	6,820	175,803	26,778	18,726

LIABILITIES
Payable to Protective Life Insurance Company	115	48	—	54	56	1	120	15	1
Net assets	$332,340	$141,961	$7,565	$46,632	$136,488	$6,819	$175,683	$26,763	$18,725

ANALYSIS OF NET ASSETS
Accumulation period	332,332	141,917	7,565	46,455	136,488	6,802	175,683	26,690	18,725
Annuity period	8	44	—	177	—	17	—	73	—
Net assets	$332,340	$141,961	$7,565	$46,632	$136,488	$6,819	$175,683	$26,763	$18,725

Units Outstanding	26,736	8,966	639	1,577	7,820	226	9,603	541	764

Shares Owned in each Portfolio	20,130	8,889	608	5,148	15,065	403	10,365	1,960	1,382

Fair Value per Share	$16.51	$15.97	$12.45	$9.06	$9.06	$16.92	$16.95	$13.66	$13.55

Investment in Portfolio shares, at Cost	$371,064	$102,387	$6,912	$49,192	$140,085	$6,069	$152,953	$24,849	$11,190

The accompanying notes are an integral part of these financial statements

FSA-11

The Protective Variable Annuity Separate Account

Statement of Assets and Liabilities, continued

As of December 31, 2017

	Goldman Sachs Variable Insurance Trust								Guggenheim Variable Fund
($ in thousands, except Fair Value per Share)	Goldman Sachs Strategic Growth	Goldman Sachs Strategic Growth SC	Goldman Sachs Strategic International Equity	Goldman Sachs Strategic International Equity SC	Goldman Sachs US Equity Insights	Goldman Sachs US Equity Insights SC	Goldman Sachs VIT Core Fixed Income Fund SC	Goldman Sachs VIT Growth Opportunities SC	Guggenheim Floating Rate Strategies (Series F)
ASSETS
Investments in subaccounts at fair value	$33,384	$205,502	$29,101	$55,115	$31,998	$688	$27,737	$67,966	$4,108
Receivable from Protective Life Insurance Company	2	29	25	4	2	—	2	25	3
Total assets	33,386	205,531	29,126	55,119	32,000	688	27,739	67,991	4,111

LIABILITIES
Payable to Protective Life Insurance Company	4	29	26	4	3	—	2	25	3
Net assets	$33,382	$205,502	$29,100	$55,115	$31,997	$688	$27,737	$67,966	$4,108

ANALYSIS OF NET ASSETS
Accumulation period	33,330	205,502	29,074	55,115	31,964	688	27,737	67,960	4,108
Annuity period	52	—	26	—	33	—	—	6	—
Net assets	$33,382	$205,502	$29,100	$55,115	$31,997	$688	$27,737	$67,966	$4,108

Units Outstanding	961	8,794	1,620	4,472	655	23	2,683	2,966	364

Shares Owned in each Portfolio	10,442	10,442	2,675	2,675	1,649	35	2,604	8,827	156

Fair Value per Share	$19.73	$19.68	$10.91	$10.88	$19.41	$19.48	$10.65	$7.70	$26.26

Investment in Portfolio shares, at Cost	$16,364	$144,015	$33,295	$38,894	$16,274	$359	$27,810	$59,010	$4,071

The accompanying notes are an integral part of these financial statements

FSA-12

The Protective Variable Annuity Separate Account

Statement of Assets and Liabilities, continued

As of December 31, 2017

	Guggenheim Variable Fund			Invesco Variable Insurance Funds
($ in thousands, except Fair Value per Share)	Guggenheim Global Managed Futures Strategy	Guggenheim Long Short Equity	Guggenheim Multi- Hedge Strategies	Invesco VI American Franchise I	Invesco VI American Franchise II	Invesco VI American Value II	Invesco VI Balanced Risk Allocation II	Invesco VI Comstock I
ASSETS
Investments in subaccounts at fair value	$396	$294	$754	$6,026	$3,188	$90,291	$85,396	$29,937
Receivable from Protective Life Insurance Company	—	—	1	—	—	8	38	34
Total assets	396	294	755	6,026	3,188	90,299	85,434	29,971

LIABILITIES
Payable to Protective Life Insurance Company	—	—	1	—	—	8	38	35
Net assets	$396	$294	$754	$6,026	$3,188	$90,291	$85,396	$29,936

ANALYSIS OF NET ASSETS
Accumulation period	396	294	754	6,026	3,188	90,291	85,396	29,858
Annuity period	—	—	—	—	—	—	—	78
Net assets	$396	$294	$754	$6,026	$3,188	$90,291	$85,396	$29,936

Units Outstanding	38	24	70	549	216	4,682	6,037	901

Shares Owned in each Portfolio	23	17	30	96	52	4,961	7,645	1,452

Fair Value per Share	$17.06	$17.59	$24.83	$62.97	$60.80	$18.20	$11.17	$20.62

Investment in Portfolio shares, at Cost	$451	$251	$722	$4,683	$1,343	$79,513	$91,611	$16,220

The accompanying notes are an integral part of these financial statements

FSA-13

The Protective Variable Annuity Separate Account

Statement of Assets and Liabilities, continued

As of December 31, 2017

	Invesco Variable Insurance Funds
($ in thousands, except Fair Value per Share)	Invesco VI Comstock II	Invesco VI Equity and Income II	Invesco VI Global Real Estate II	Invesco VI Government Securities II	Invesco VI Growth & Income I	Invesco VI Growth & Income II	Invesco VI International Growth II	Invesco VI Mid-Cap Growth II	Invesco VI Small Cap Equity II
ASSETS
Investments in subaccounts at fair value	$203,000	$288,952	$18,081	$137,103	$34,829	$780,598	$90,138	$40,574	$16,795
Receivable from Protective Life Insurance Company	125	184	13	68	47	250	134	16	1
Total assets	203,125	289,136	18,094	137,171	34,876	780,848	90,272	40,590	16,796

LIABILITIES
Payable to Protective Life Insurance Company	129	187	13	69	50	250	134	16	1
Net assets	$202,996	$288,949	$18,081	$137,102	$34,826	$780,598	$90,138	$40,574	$16,795

ANALYSIS OF NET ASSETS
Accumulation period	202,894	288,881	18,081	137,085	34,743	780,598	90,131	40,562	16,795
Annuity period	102	68	—	17	83	—	7	12	—
Net assets	$202,996	$288,949	$18,081	$137,102	$34,826	$780,598	$90,138	$40,574	$16,795

Units Outstanding	7,170	13,848	1,344	13,042	1,191	33,288	6,507	2,052	1,069

Shares Owned in each Portfolio	9,883	15,248	1,072	12,122	1,534	34,448	2,292	7,337	882

Fair Value per Share	$20.54	$18.95	$16.86	$11.31	$22.70	$22.66	$39.33	$5.53	$19.05

Investment in Portfolio shares, at Cost	$128,341	$227,735	$17,449	$140,790	$25,726	$664,273	$72,406	$29,337	$15,768

The accompanying notes are an integral part of these financial statements

FSA-14

The Protective Variable Annuity Separate Account

Statement of Assets and Liabilities, continued

As of December 31, 2017

	Clayton Street Trust			Legg Mason Partners Variable Equity Trust			Lord Abbett Series Fund, Inc.
($ in thousands, except Fair Value per Share)	Protective Life Dynamic Allocation Series - Conservative	Protective Life Dynamic Allocation Series - Growth	Protective Life Dynamic Allocation Series - Moderate	ClearBridge Variable Mid Cap Portfolio Class II	ClearBridge Variable Small Cap Growth II	QS Legg Mason Dynamic Multi- Strategy VIT II	Lord Abbett Bond Debenture VC	Lord Abbett Calibrated Dividend Growth VC	Lord Abbett Classic Stock VC
ASSETS
Investments in subaccounts at fair value	$18,885	$51,869	$112,089	$72,310	$22,706	$29,362	$672,290	$111,561	$31,026
Receivable from Protective Life Insurance Company	1	374	190	9	1	2	154	15	2
Total assets	18,886	52,243	112,279	72,319	22,707	29,364	672,444	111,576	31,028

LIABILITIES
Payable to Protective Life Insurance Company	2	374	190	9	1	2	157	16	2
Net assets	$18,884	$51,869	$112,089	$72,310	$22,706	$29,362	$672,287	$111,560	$31,026

ANALYSIS OF NET ASSETS
Accumulation period	18,884	51,869	112,089	72,307	22,706	29,362	672,190	111,533	31,026
Annuity period	—	—	—	3	—	—	97	27	—
Net assets	$18,884	$51,869	$112,089	$72,310	$22,706	$29,362	$672,287	$111,560	$31,026

Units Outstanding	1,683	4,072	9,550	3,437	962	2,328	38,072	4,777	1,575

Shares Owned in each Portfolio	1,654	3,972	9,388	3,594	910	2,226	54,304	6,964	2,328

Fair Value per Share	$11.42	$13.06	$11.94	$20.12	$24.96	$13.19	$12.38	$16.02	$13.33

Investment in Portfolio shares, at Cost	$17,502	$44,802	$103,574	$57,329	$17,999	$25,815	$660,867	$98,703	$27,408

The accompanying notes are an integral part of these financial statements

FSA-15

The Protective Variable Annuity Separate Account

Statement of Assets and Liabilities, continued

As of December 31, 2017

	Lord Abbett Series Fund, Inc.					MFS Variable Insurance Trust
($ in thousands, except Fair Value per Share)	Lord Abbett Growth & Income VC	Lord Abbett Growth Opportunities VC	Lord Abbett International Opportunities VC	Lord Abbett Mid Cap Stock VC	Lord Abbett Series Fundamental Equity VC	MFS Growth Series IC	MFS Growth Series SC	MFS Investors Trust IC	MFS Investors Trust SC
ASSETS
Investments in subaccounts at fair value	$87,449	$88,278	$28,657	$69,829	$255,340	$5,354	$53,088	$7,661	$69,445
Receivable from Protective Life Insurance Company	50	41	24	6	85	1	72	—	7
Total assets	87,499	88,319	28,681	69,835	255,425	5,355	53,160	7,661	69,452

LIABILITIES
Payable to Protective Life Insurance Company	54	41	24	10	85	1	72	1	7
Net assets	$87,445	$88,278	$28,657	$69,825	$255,340	$5,354	$53,088	$7,660	$69,445

ANALYSIS OF NET ASSETS
Accumulation period	87,334	88,278	28,657	69,712	255,340	5,345	53,088	7,632	69,445
Annuity period	111	—	—	113	—	9	—	28	—
Net assets	$87,445	$88,278	$28,657	$69,825	$255,340	$5,354	$53,088	$7,660	$69,445

Units Outstanding	3,830	4,040	1,529	2,909	13,068	150	1,916	270	2,845

Shares Owned in each Portfolio	2,354	6,217	2,906	2,849	13,539	109	1,123	255	2,339

Fair Value per Share	$37.15	$14.20	$9.86	$24.51	$18.86	$48.90	$47.27	$30.07	$29.69

Investment in Portfolio shares, at Cost	$55,529	$77,292	$20,166	$55,669	$230,623	$2,358	$27,745	$4,691	$46,850

The accompanying notes are an integral part of these financial statements

FSA-16

The Protective Variable Annuity Separate Account

Statement of Assets and Liabilities, continued

As of December 31, 2017

	MFS Variable Insurance Trust
($ in thousands, except Fair Value per Share)	MFS New Discovery IC	MFS New Discovery SC	MFS Research IC	MFS Research SC	MFS Total Return IC	MFS Total Return SC	MFS Utilities IC	MFS Utilities SC	MFS VIT Total Return Bond SC
ASSETS
Investments in subaccounts at fair value	$2,300	$77,142	$5,945	$4,475	$23,270	$64,256	$2,920	$33,093	$522,114
Receivable from Protective Life Insurance Company	—	41	—	10	16	35	—	36	202
Total assets	2,300	77,183	5,945	4,485	23,286	64,291	2,920	33,129	522,316

LIABILITIES
Payable to Protective Life Insurance Company	—	41	1	10	16	35	—	36	202
Net assets	$2,300	$77,142	$5,944	$4,475	$23,270	$64,256	$2,920	$33,093	$522,114

ANALYSIS OF NET ASSETS
Accumulation period	2,300	77,142	5,928	4,475	23,257	64,243	2,920	33,093	522,093
Annuity period	—	—	16	—	13	13	—	—	21
Net assets	$2,300	$77,142	$5,944	$4,475	$23,270	$64,256	$2,920	$33,093	$522,114

Units Outstanding	52	2,284	199	169	807	2,777	74	1,249	43,300

Shares Owned in each Portfolio	114	4,154	202	153	942	2,646	99	1,142	40,194

Fair Value per Share	$20.10	$18.57	$29.50	$29.17	$24.70	$24.28	$29.50	$28.98	$12.99

Investment in Portfolio shares, at Cost	$1,575	$59,553	$3,729	$2,859	$16,968	$49,627	$2,132	$27,460	$518,142

The accompanying notes are an integral part of these financial statements

FSA-17

The Protective Variable Annuity Separate Account

Statement of Assets and Liabilities, continued

As of December 31, 2017

	MFS Variable Insurance Trust	MFS Variable Insurance Trust II				Oppenheimer Variable Account Funds
($ in thousands, except Fair Value per Share)	MFS VIT Value SC	MFS VIT II Emerging Markets Equity SC	MFS VIT II International Value SC	MFS VIT II MA Investors Growth Stock IC	MFS VIT II MA Investors Growth Stock SC	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Capital Appreciation Fund/VA SC	Oppenheimer Discovery Mid Cap Growth Fund/VA	Oppenheimer Discovery Mid Cap Growth Fund/VA SC
ASSETS
Investments in subaccounts at fair value	$243,337	$588	$29,487	$1,765	$50,192	$8,348	$76,611	$2,700	$927
Receivable from Protective Life Insurance Company	78	—	1	—	4	—	21	—	—
Total assets	243,415	588	29,488	1,765	50,196	8,348	76,632	2,700	927

LIABILITIES
Payable to Protective Life Insurance Company	78	—	1	—	4	—	21	—	—
Net assets	$243,337	$588	$29,487	$1,765	$50,192	$8,348	$76,611	$2,700	$927

ANALYSIS OF NET ASSETS
Accumulation period	243,320	588	29,487	1,765	50,192	8,337	76,602	2,700	927
Annuity period	17	—	—	—	—	11	9	—	—
Net assets	$243,337	$588	$29,487	$1,765	$50,192	$8,348	$76,611	$2,700	$927

Units Outstanding	10,465	53	1,618	135	3,815	276	3,512	96	36

Shares Owned in each Portfolio	11,841	35	1,061	95	2,731	150	1,396	32	12

Fair Value per Share	$20.55	$16.94	$27.80	$18.60	$18.38	$55.70	$54.89	$84.21	$79.87

Investment in Portfolio shares, at Cost	$151,564	$496	$17,216	$1,680	$48,339	$6,157	$62,016	$1,609	$494

The accompanying notes are an integral part of these financial statements

FSA-18

The Protective Variable Annuity Separate Account

Statement of Assets and Liabilities, continued

As of December 31, 2017

	Oppenheimer Variable Account Funds							PIMCO Variable Insurance Trust
($ in thousands, except Fair Value per Share)	Oppenheimer Global Fund/VA	Oppenheimer Global Fund/VA SC	Oppenheimer Global Strategic Income Fund/VA	Oppenheimer Global Strategic Income Fund/VA SC	Oppenheimer Government Money Fund/VA	Oppenheimer Main Street Fund/VA	Oppenheimer Main Street Fund/VA SC	PIMCO VIT All Asset Advisor	PIMCO VIT Global Diversified Allocation Portfolio	PIMCO VIT Long- Term US Government Advisor
ASSETS
Investments in subaccounts at fair value	$9,785	$410,951	$11,144	$374,255	$377,284	$9,181	$92,333	$9,406	$5,988	$20,196
Receivable from Protective Life Insurance Company	—	221	1	351	378	—	30	1	—	1
Total assets	9,785	411,172	11,145	374,606	377,662	9,181	92,363	9,407	5,988	20,197

LIABILITIES
Payable to Protective Life Insurance Company	2	223	2	353	258	1	30	1	—	1
Net assets	$9,783	$410,949	$11,143	$374,253	$377,404	$9,180	$92,333	$9,406	$5,988	$20,196

ANALYSIS OF NET ASSETS
Accumulation period	9,736	410,918	11,084	374,230	377,402	9,146	92,333	9,406	5,988	20,196
Annuity period	47	31	59	23	2	34	—	—	—	—
Net assets	$9,783	$410,949	$11,143	$374,253	$377,404	$9,180	$92,333	$9,406	$5,988	$20,196

Units Outstanding	215	14,314	492	23,422	92,044	342	4,162	807	476	1,479

Shares Owned in each Portfolio	206	8,766	2,172	71,016	377,284	285	2,894	857	548	1,649

Fair Value per Share	$47.42	$46.88	$5.13	$5.27	$1.00	$32.25	$31.91	$10.97	$10.92	$12.25

Investment in Portfolio shares, at Cost	$5,516	$268,622	$10,762	$389,720	$377,284	$6,096	$79,384	$8,552	$5,537	$20,283

The accompanying notes are an integral part of these financial statements

FSA-19

The Protective Variable Annuity Separate Account

Statement of Assets and Liabilities, continued

As of December 31, 2017

	PIMCO Variable Insurance Trust				Royce Capital Fund		Rydex Variable Trust		The Universal Institutional Funds, Inc.	VanEck Worldwide Insurance Trust
($ in thousands, except Fair Value per Share)	PIMCO VIT Low Duration Advisor	PIMCO VIT Real Return Advisor	PIMCO VIT Short- Term Advisor	PIMCO VIT Total Return Advisor	Royce Capital Fund Micro-Cap SC	Royce Capital Fund Small-Cap SC	Rydex Commodities Strategy	Rydex Inverse Government Long Bond	Morgan Stanley VIF, Inc. Global Real Estate II	VanEck Global Hard Asset
ASSETS
Investments in subaccounts at fair value	$125,706	$374,317	$72,550	$886,921	$27,193	$238,660	$10	$7	$9,382	$246
Receivable from Protective Life Insurance Company	59	154	277	257	3	83	—	—	3	—
Total assets	125,765	374,471	72,827	887,178	27,196	238,743	10	7	9,385	246

LIABILITIES
Payable to Protective Life Insurance Company	59	154	277	257	3	83	—	—	3	—
Net assets	$125,706	$374,317	$72,550	$886,921	$27,193	$238,660	$10	$7	$9,382	$246

ANALYSIS OF NET ASSETS
Accumulation period	125,706	374,317	72,550	886,905	27,193	238,660	10	7	9,380	246
Annuity period	—	—	—	16	—	—	—	—	2	—
Net assets	$125,706	$374,317	$72,550	$886,921	$27,193	$238,660	$10	$7	$9,382	$246

Units Outstanding	12,137	34,564	7,102	75,131	2,081	14,305	2	1	623	8

Shares Owned in each Portfolio	12,276	30,138	6,996	81,071	2,663	27,913	—	—	846	10

Fair Value per Share	$10.24	$12.42	$10.37	$10.94	$10.21	$8.55	$87.44	$94.74	$11.09	$23.73

Investment in Portfolio shares, at Cost	$128,118	$410,259	$71,688	$911,918	$28,702	$253,131	$16	$9	$6,765	$165

The accompanying notes are an integral part of these financial statements

FSA-20

The Protective Variable Annuity Separate Account

Statement of Operations

For the year ended December 31, 2017

	American Funds Insurance Series
	American Funds Asset Allocation Class 2	American Funds Asset Allocation Class 4	American Funds Blue Chip Income & Growth Class 2	American Funds Blue Chip Income & Growth Class 4	American Funds Bond Class 4	American Funds Capital Income Builder Class 4	American Funds Global Growth Class 2	American Funds Global Growth Class 4	American Funds Global Growth & Income Class 4
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	3/23/2017	2/17/2017	1/1/2017	1/1/2017	3/7/2017
	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
INVESTMENT INCOME
Dividend income	$1,239	$62	$212	$19	$4	$6	$360	$40	$7

EXPENSES
Mortality and expense risk and administrative charges	799	47	85	12	1	2	469	84	2

Net investment income (loss)	440	15	127	7	3	4	(109)	(44)	5

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) on redemption of investments	1,326	8	4	—	—	—	436	9
Capital gain distributions	3,708	172	352	33	1	—	1,560	193	3
Net realized gain (loss) on investments	5,034	180	356	33	1	—	1,996	202	3

Net unrealized appreciation (depreciation) on investments	5,977	282	961	95	(5)	11	11,419	1,435	23
Net realized and unrealized gain (loss) on investments	11,011	462	1,317	128	(4)	11	13,415	1,637	26

Net increase (decrease) in net assets resulting from operations	$11,451	$477	$1,444	$135	$(1)	$15	$13,306	$1,593	$31

The accompanying notes are an integral part of these financial statements

FSA-21

The Protective Variable Annuity Separate Account

Statement of Operations, continued

For the year ended December 31, 2017

	American Funds Insurance Series
	American Funds Global Small Capitalization Class 2	American Funds Global Small Capitalization Class 4	American Funds Growth Class 2	American Funds Growth Class 4	American Funds Growth - Income Class 4	American Funds International Class 2	American Funds International Class 4	American Funds IS Bond Fund Class 2	American Funds IS Capital Income Builder Class 2
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	2/8/2017	1/1/2017	1/1/2017	5/26/2017	5/5/2017
	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
INVESTMENT INCOME
Dividend income	$3	$1	$41	$8	$10	$31	$1	$8	$4

EXPENSES
Mortality and expense risk and administrative charges	6	2	66	11	5	18	—	1	1

Net investment income (loss)	(3)	(1)	(25)	(3)	5	13	1	7	3

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) on redemption of investments	2	—	13	1	—	—	—		—
Capital gain distributions	—	—	698	56	33	24	—	1	—
Net realized gain (loss) on investments	2	—	711	57	33	24	—	1	—

Net unrealized appreciation (depreciation) on investments	159	27	986	131	52	475	3	(7)	6
Net realized and unrealized gain (loss) on investments	161	27	1,697	188	85	499	3	(6)	6

Net increase (decrease) in net assets resulting from operations	$158	$26	$1,672	$185	$90	$512	$4	$1	$9

The accompanying notes are an integral part of these financial statements

FSA-22

The Protective Variable Annuity Separate Account

Statement of Operations, continued

For the year ended December 31, 2017

	American Funds Insurance Series						Calvert Variable Series, Inc.	Fidelity Variable Insurance Products
	American Funds IS Global Growth and Income Fund Class 2	American Funds IS Growth-Income Fund Class 2	American Funds IS US Government/AAA- Rated Securities Fund Class 2	American Funds New World Class 2	American Funds New World Class 4	American Funds US Government/AAA - Rated Securities Class 4	Calvert VP SRI Balanced	Fidelity Contrafund Portfolio SC2
	5/26/2017	6/12/2017	6/20/2017	1/1/2017	1/1/2017	4/12/2017	1/1/2017	1/1/2017
	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
INVESTMENT INCOME
Dividend income	$3	$2	$—	$20	$—	$1	$24	$2,326

EXPENSES
Mortality and expense risk and administrative charges	—	—	—	15	1	1	17	3,325

Net investment income (loss)	3	2	—	5	(1)	—	7	(999)

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) on redemption of investments	—	—	—	1	2	—	11	3,763
Capital gain distributions	—	—	—	—	—	—	12	16,348
Net realized gain (loss) on investments	—	—	—	1	2	—	23	20,111

Net unrealized appreciation (depreciation) on investments	4	6	—	381	13	(1)	96	36,259

Net realized and unrealized gain (loss) on investments	4	6	—	382	15	(1)	119	56,370

Net increase (decrease) in net assets resulting from operations	$7	$8	$—	$387	$14	$(1)	$126	$55,371

The accompanying notes are an integral part of these financial statements

FSA-23

The Protective Variable Annuity Separate Account

Statement of Operations, continued

For the year ended December 31, 2017

	Fidelity Variable Insurance Products							Franklin Templeton Variable Insurance Products Trust
	Fidelity Equity Income SC2	Fidelity Freedom Fund - 2015 Maturity SC2	Fidelity Freedom Fund - 2020 Maturity SC2	Fidelity Growth Portfolio SC2	Fidelity Index 500 Portfolio SC2	Fidelity Investment Grade Bonds SC2	Fidelity Mid Cap SC2	Franklin Flex Cap Growth VIP CL 2	Franklin Income VIP CL 2
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
INVESTMENT INCOME
Dividend income	$112	$15	$22	$2	$9,098	$5,887	$1,730	$—	$9,815

EXPENSES
Mortality and expense risk and administrative charges	80	10	19	31	5,764	2,768	3,747	285	2,563

Net investment income (loss)	32	5	3	(29)	3,334	3,119	(2,017)	(285)	7,252

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) on redemption of investments	138	18	76	75	2,081	72	4,087	341	1,026
Capital gain distributions	166	28	58	208	1,679	1,137	16,548	60	—
Net realized gain (loss) on investments	304	46	134	283	3,760	1,209	20,635	401	1,026

Net unrealized appreciation (depreciation) on investments	501	80	133	592	94,192	2,934	44,133	5,751	11,035

Net realized and unrealized gain (loss) on investments	805	126	267	875	97,952	4,143	64,768	6,152	12,061

Net increase (decrease) in net assets resulting from operations	$837	$131	$270	$846	$101,286	$7,262	$62,751	$5,867	$19,313

The accompanying notes are an integral part of these financial statements

FSA-24

The Protective Variable Annuity Separate Account

Statement of Operations, continued

For the year ended December 31, 2017

	Franklin Templeton Variable Insurance Products Trust
	Franklin Mutual Global Discovery VIP CL 2	Franklin Mutual Shares VIP CL 2	Franklin Rising Dividend VIP CL 2	Franklin Small Cap Value VIP CL 2	Franklin Small-Mid Cap Growth VIP CL 2	Franklin Strategic Income VIP CL 2	Franklin US Government Securities VIP CL 2	Templeton Developing Markets VIP CL 2	Templeton Foreign VIP CL 2
	2/3/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	2/22/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
INVESTMENT INCOME
Dividend income	$6	$17,000	$5,959	$302	$—	$11	$14,083	$157	$3,067

EXPENSES
Mortality and expense risk and administrative charges	3	8,092	4,226	646	383	4	5,621	172	1,238

Net investment income (loss)	3	8,908	1,733	(344)	(383)	7	8,462	(15)	1,829

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) on redemption of investments	—	5,851	5,823	(73)	6	—	(365)	135	1,241
Capital gain distributions	19	30,828	14,195	4,125	3,226	—	—	—	—
Net realized gain (loss) on investments	19	36,679	20,018	4,052	3,232	—	(365)	135	1,241

Net unrealized appreciation (depreciation) on investments	(1)	6,702	47,147	813	3,128	(1)	(6,554)	4,620	14,060

Net realized and unrealized gain (loss) on investments	18	43,381	67,165	4,865	6,360	(1)	(6,919)	4,755	15,301

Net increase (decrease) in net assets resulting from operations	$21	$52,289	$68,898	$4,521	$5,977	$6	$1,543	$4,740	$17,130

The accompanying notes are an integral part of these financial statements

FSA-25

The Protective Variable Annuity Separate Account

Statement of Operations, continued

For the year ended December 31, 2017

	Franklin Templeton Variable Insurance Products Trust		Goldman Sachs Variable Insurance Trust
	Templeton Global Bond VIP Fund CL 2	Templeton Growth VIP CL 2	Goldman Sachs Global Trends Allocation Fund SC	Goldman Sachs Large Cap Value	Goldman Sachs Large Cap Value Fund SC	Goldman Sachs Mid Cap Value	Goldman Sachs Mid Cap Value SC	Goldman Sachs Small Cap Equity Insights	Goldman Sachs Small Cap Equity Insights SC
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
INVESTMENT INCOME
Dividend income	$—	$2,315	$22	$765	$1,873	$50	$838	$141	$55

EXPENSES
Mortality and expense risk and administrative charges	3,859	1,516	99	558	1,446	67	1,893	325	150

Net investment income (loss)	(3,859)	799	(77)	207	427	(17)	(1,055)	(184)	(95)

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) on redemption of investments	(1,963)	4,985	46	471	891	87	1,283	407	1,219
Capital gain distributions	1,102	—	188	8,019	23,497	374	9,495	2,893	2,046
Net realized gain (loss) on investments	(861)	4,985	234	8,490	24,388	461	10,778	3,300	3,265

Net unrealized appreciation (depreciation) on investments	7,690	16,924	643	(4,748)	(13,773)	225	6,207	(552)	(1,348)

Net realized and unrealized gain (loss) on investments	6,829	21,909	877	3,742	10,615	686	16,985	2,748	1,917

Net increase (decrease) in net assets resulting from operations	$2,970	$22,708	$800	$3,949	$11,042	$669	$15,930	$2,564	$1,822

The accompanying notes are an integral part of these financial statements

FSA-26

The Protective Variable Annuity Separate Account

Statement of Operations, continued

For the year ended December 31, 2017

	Goldman Sachs Variable Insurance Trust								Guggenheim Variable Fund
	Goldman Sachs Strategic Growth	Goldman Sachs Strategic Growth SC	Goldman Sachs Strategic International Equity	Goldman Sachs Strategic International Equity SC	Goldman Sachs US Equity Insights	Goldman Sachs US Equity Insights SC	Goldman Sachs VIT Core Fixed Income Fund SC	Goldman Sachs VIT Growth Opportunities SC	Guggenheim Floating Rate Strategies (Series F)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
INVESTMENT INCOME
Dividend income	$162	$504	$520	$851	$416	$8	$689	$—	$128

EXPENSES
Mortality and expense risk and administrative charges	377	2,303	303	487	415	8	269	761	39

Net investment income (loss)	(215)	(1,799)	217	364	1	—	420	(761)	89

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) on redemption of investments	2,550	6,714	(699)	2,421	1,872	31	—	922	1
Capital gain distributions	1,403	8,658	—	—	3,256	73	—	6,710
Net realized gain (loss) on investments	3,953	15,372	(699)	2,421	5,128	104	—	7,632	1

Net unrealized appreciation (depreciation) on investments	4,559	36,734	6,974	9,038	1,210	29	118	8,213	5

Net realized and unrealized gain (loss) on investments	8,512	52,106	6,275	11,459	6,338	133	118	15,845	6

Net increase (decrease) in net assets resulting from operations	$8,297	$50,307	$6,492	$11,823	$6,339	$133	$538	$15,084	$95

The accompanying notes are an integral part of these financial statements

FSA-27

The Protective Variable Annuity Separate Account

Statement of Operations, continued

For the year ended December 31, 2017

	Guggenheim Variable Fund			Invesco Variable Insurance Funds
	Guggenheim Global Managed Futures Strategy	Guggenheim Long Short Equity	Guggenheim Multi- Hedge Strategies	Invesco VI American Franchise I	Invesco VI American Franchise II	Invesco VI American Value II	Invesco VI Balanced Risk Allocation II	Invesco VI Comstock I
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
INVESTMENT INCOME
Dividend income	$5	$1	$—	$5	$—	$375	$3,199	$625

EXPENSES
Mortality and expense risk and administrative charges	3	3	7	72	33	785	1,160	352

Net investment income (loss)	2	(2)	(7)	(67)	(33)	(410)	2,039	273

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) on redemption of investments	(1)	3	—	66	152	529	598	1,109
Capital gain distributions	—	—	—	467	258	741	4,588	1,218
Net realized gain (loss) on investments	(1)	3	—	533	410	1,270	5,186	2,327

Net unrealized appreciation (depreciation) on investments	27	36	26	879	359	4,952	(456)	1,820

Net realized and unrealized gain (loss) on investments	26	39	26	1,412	769	6,222	4,730	4,147

Net increase (decrease) in net assets resulting from operations	$28	$37	$19	$1,345	$736	$5,812	$6,769	$4,420

The accompanying notes are an integral part of these financial statements

FSA-28

The Protective Variable Annuity Separate Account

Statement of Operations, continued

For the year ended December 31, 2017

	Invesco Variable Insurance Funds
	Invesco VI Comstock II	Invesco VI Equity and Income II	Invesco VI Global Real Estate II	Invesco VI Government Securities II	Invesco VI Growth & Income I	Invesco VI Growth & Income II	Invesco VI International Growth II	Invesco VI Mid-Cap Growth II	Invesco VI Small Cap Equity II
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
INVESTMENT INCOME
Dividend income	$3,793	$4,114	$541	$2,501	$520	$9,951	$1,063	$—	$—

EXPENSES
Mortality and expense risk and administrative charges	2,025	2,993	157	1,183	422	8,103	778	438	147

Net investment income (loss)	1,768	1,121	384	1,318	98	1,848	285	(438)	(147)

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) on redemption of investments	5,708	3,737	(158)	(35)	615	9,742	870	404	46
Capital gain distributions	8,309	5,139	295	—	1,428	32,020	—	2,541	750
Net realized gain (loss) on investments	14,017	8,876	137	(35)	2,043	41,762	870	2,945	796

Net unrealized appreciation (depreciation) on investments	14,100	16,271	518	(250)	2,042	49,788	14,316	4,976	1,217

Net realized and unrealized gain (loss) on investments	28,117	25,147	655	(285)	4,085	91,550	15,186	7,921	2,013

Net increase (decrease) in net assets resulting from operations	$29,885	$26,268	$1,039	$1,033	$4,183	$93,398	$15,471	$7,483	$1,866

The accompanying notes are an integral part of these financial statements

FSA-29

The Protective Variable Annuity Separate Account

Statement of Operations, continued

For the year ended December 31, 2017

	Clayton Street Trust			Legg Mason Partners Variable Equity Trust			Lord Abbett Series Fund, Inc.
	Protective Life Dynamic Allocation Series - Conservative	Protective Life Dynamic Allocation Series - Growth	Protective Life Dynamic Allocation Series - Moderate	ClearBridge Variable Mid Cap Portfolio Class II	ClearBridge Variable Small Cap Growth II	QS Legg Mason Dynamic Multi- Strategy VIT II	Lord Abbett Bond Debenture VC	Lord Abbett Calibrated Dividend Growth VC	Lord Abbett Classic Stock VC
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
INVESTMENT INCOME
Dividend income	$175	$310	$641	$135	$—	$355	$27,507	$1,788	$247

EXPENSES
Mortality and expense risk and administrative charges	168	367	659	808	234	446	7,303	1,063	336

Net investment income (loss)	7	(57)	(18)	(673)	(234)	(91)	20,204	725	(89)

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) on redemption of investments	9	58	26	834	156	270	2,287	777	292
Capital gain distributions	—	—	—	4,006	479	—	6,480	6,114	2,524
Net realized gain (loss) on investments	9	58	26	4,840	635	270	8,767	6,891	2,816

Net unrealized appreciation (depreciation) on investments	1,339	6,493	8,158	3,394	3,561	3,341	22,249	9,802	1,700

Net realized and unrealized gain (loss) on investments	1,348	6,551	8,184	8,234	4,196	3,611	31,016	16,693	4,516

Net increase (decrease) in net assets resulting from operations	$1,355	$6,494	$8,166	$7,561	$3,962	$3,520	$51,220	$17,418	$4,427

The accompanying notes are an integral part of these financial statements

FSA-30

The Protective Variable Annuity Separate Account

Statement of Operations, continued

For the year ended December 31, 2017

	Lord Abbett Series Fund, Inc.					MFS Variable Insurance Trust
	Lord Abbett Growth & Income VC	Lord Abbett Growth Opportunities VC	Lord Abbett International Opportunities VC	Lord Abbett Mid Cap Stock VC	Lord Abbett Series Fundamental Equity VC	MFS Growth Series IC	MFS Growth Series SC	MFS Investors Trust IC	MFS Investors Trust SC
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
INVESTMENT INCOME
Dividend income	$1,129	$—	$295	$421	$2,586	$5	$—	$53	$372

EXPENSES
Mortality and expense risk and administrative charges	948	832	262	708	2,770	71	526	101	764

Net investment income (loss)	181	(832)	33	(287)	(184)	(66)	(526)	(48)	(392)

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) on redemption of investments	4,874	1,040	1,888	1,709	1,681	357	1,743	150	1,201
Capital gain distributions	8,356	3,017	2,271	6,777	19,135	196	2,068	288	2,666
Net realized gain (loss) on investments	13,230	4,057	4,159	8,486	20,816	553	3,811	438	3,867

Net unrealized appreciation (depreciation) on investments	(3,379)	13,483	4,533	(4,253)	6,419	846	9,997	1,079	9,928

Net realized and unrealized gain (loss) on investments	9,851	17,540	8,692	4,233	27,235	1,399	13,808	1,517	13,795

Net increase (decrease) in net assets resulting from operations	$10,032	$16,708	$8,725	$3,946	$27,051	$1,333	$13,282	$1,469	$13,403

The accompanying notes are an integral part of these financial statements

FSA-31

The Protective Variable Annuity Separate Account

Statement of Operations, continued

For the year ended December 31, 2017

	MFS Variable Insurance Trust
	MFS New Discovery IC	MFS New Discovery SC	MFS Research IC	MFS Research SC	MFS Total Return IC	MFS Total Return SC	MFS Utilities IC	MFS Utilities SC	MFS VIT Total Return Bond SC
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
INVESTMENT INCOME
Dividend income	$—	$—	$78	$49	$557	$1,370	$128	$1,408	$16,558

EXPENSES
Mortality and expense risk and administrative charges	31	839	82	47	303	666	42	402	5,485

Net investment income (loss)	(31)	(839)	(4)	2	254	704	86	1,006	11,073

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) on redemption of investments	105	1,784	358	118	572	1,084	139	432	180
Capital gain distributions	41	1,529	381	293	648	1,758	—		—
Net realized gain (loss) on investments	146	3,313	739	411	1,220	2,842	139	432	180

Net unrealized appreciation (depreciation) on investments	377	14,359	455	462	998	3,101	176	2,909	4,920

Net realized and unrealized gain (loss) on investments	523	17,672	1,194	873	2,218	5,943	315	3,341	5,100

Net increase (decrease) in net assets resulting from operations	$492	$16,833	$1,190	$875	$2,472	$6,647	$401	$4,347	$16,173

The accompanying notes are an integral part of these financial statements

FSA-32

The Protective Variable Annuity Separate Account

Statement of Operations, continued

For the year ended December 31, 2017

	MFS Variable Insurance Trust	MFS Variable Insurance Trust II				Oppenheimer Variable Account Funds
	MFS VIT Value SC	MFS VIT II Emerging Markets Equity SC	MFS VIT II International Value SC	MFS VIT II MA Investors Growth Stock IC	MFS VIT II MA Investors Growth Stock SC	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Capital Appreciation Fund/VA SC	Oppenheimer Discovery Mid Cap Growth Fund/VA	Oppenheimer Discovery Mid Cap Growth Fund/VA SC
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
INVESTMENT INCOME
Dividend income	$4,109	$5	$368	$11	$204	$19	$7	$1	$—

EXPENSES
Mortality and expense risk and administrative charges	2,606	5	258	23	429	106	726	37	9

Net investment income (loss)	1,503	—	110	(12)	(225)	(87)	(719)	(36)	(9)

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) on redemption of investments	4,290	8	1,026	9	404	83	600	83	15
Capital gain distributions	9,518	—	27	88	2,543	714	6,804	257	95
Net realized gain (loss) on investments	13,808	8	1,053	97	2,947	797	7,404	340	110

Net unrealized appreciation (depreciation) on investments	20,621	167	5,332	324	9,002	1,053	9,867	314	113

Net realized and unrealized gain (loss) on investments	34,429	175	6,385	421	11,949	1,850	17,271	654	223

Net increase (decrease) in net assets resulting from operations	$35,932	$175	$6,495	$409	$11,724	$1,763	$16,552	$618	$214

The accompanying notes are an integral part of these financial statements

FSA-33

The Protective Variable Annuity Separate Account

Statement of Operations, continued

For the year ended December 31, 2017

	Oppenheimer Variable Account Funds							PIMCO Variable Insurance Trust
	Oppenheimer Global Fund/VA	Oppenheimer Global Fund/VA SC	Oppenheimer Global Strategic Income Fund/VA	Oppenheimer Global Strategic Income Fund/VA SC	Oppenheimer Government Money Fund/VA	Oppenheimer Main Street Fund/VA	Oppenheimer Main Street Fund/VA SC	PIMCO VIT All Asset Advisor	PIMCO VIT Global Diversified Allocation Portfolio	PIMCO VIT Long- Term US Government Advisor
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
INVESTMENT INCOME
Dividend income	$87	$2,941	$270	$7,480	$1,708	$127	$895	$408	$164	$393

EXPENSES
Mortality and expense risk and administrative charges	117	4,389	158	4,112	4,779	130	885	109	76	222

Net investment income (loss)	(30)	(1,448)	112	3,368	(3,071)	(3)	10	299	88	171

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) on redemption of investments	420	20,720	17	(331)	—	471	468	44	39	(28)
Capital gain distributions	—	—	—	—	—	171	1,468	—	—	—
Net realized gain (loss) on investments	420	20,720	17	(331)	—	642	1,936	44	39	(28)

Net unrealized appreciation (depreciation) on investments	2,355	100,161	427	14,951	—	802	10,204	670	666	1,199

Net realized and unrealized gain (loss) on investments	2,775	120,881	444	14,620	—	1,444	12,140	714	705	1,171

Net increase (decrease) in net assets resulting from operations	$2,745	$119,433	$556	$17,988	$(3,071)	$1,441	$12,150	$1,013	$793	$1,342

The accompanying notes are an integral part of these financial statements

FSA-34

The Protective Variable Annuity Separate Account

Statement of Operations, continued

For the year ended December 31, 2017

	PIMCO Variable Insurance Trust				Royce Capital Fund		Rydex Variable Trust		The Universal Institutional Funds, Inc.	VanEck Worldwide Insurance Trust
	PIMCO VIT Low Duration Advisor	PIMCO VIT Real Return Advisor	PIMCO VIT Short- Term Advisor	PIMCO VIT Total Return Advisor	Royce Capital Fund Micro-Cap SC	Royce Capital Fund Small-Cap SC	Rydex Commodities Strategy	Rydex Inverse Government Long Bond	Morgan Stanley VIF, Inc. Global Real Estate II	VanEck Global Hard Asset
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
INVESTMENT INCOME
Dividend income	$1,501	$8,492	$1,173	$16,981	$144	$1,855	$—	$—	$224	$—

EXPENSES
Mortality and expense risk and administrative charges	1,324	4,153	852	9,780	302	2,278	—	—	117	4

Net investment income (loss)	177	4,339	321	7,201	(158)	(423)	—	—	107	(4)

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gain (loss) on redemption of investments	(122)	(580)	4	(241)	912	(25,652)	—	—	65	3
Capital gain distributions	—	—	—	—	2,784	—	—	—	—	—
Net realized gain (loss) on investments	(122)	(580)	4	(241)	3,696	(25,652)	—	—	65	3

Net unrealized appreciation (depreciation) on investments	117	5,092	490	24,739	(3,016)	24,057	—	(1)	549	(10)

Net realized and unrealized gain (loss) on investments	(5)	4,512	494	24,498	680	(1,595)	—	(1)	614	(7)

Net increase (decrease) in net assets resulting from operations	$172	$8,851	$815	$31,699	$522	$(2,018)	$—	$(1)	$721	$(11)

The accompanying notes are an integral part of these financial statements

FSA-35

The Protective Variable Annuity Separate Account

Statement of Changes in Net Assets

For the year ended December 31, 2017

	American Funds Insurance Series
	American Funds Asset Allocation Class 2	American Funds Asset Allocation Class 4	American Funds Blue Chip Income & Growth Class 2	American Funds Blue Chip Income & Growth Class 4	American Funds Bond Class 4	American Funds Capital Income Builder Class 4	American Funds Global Growth Class 2	American Funds Global Growth Class 4	American Funds Global Growth & Income Class 4
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	3/23/2017	2/17/2017	1/1/2017	1/1/2017	3/7/2017
	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
FROM OPERATIONS
Net investment income (loss)	$440	$15	$127	$7	$3	$4	$(109)	$(44)	$5
Net realized gain (loss) on investments	5,034	180	356	33	1	—	1,996	202	3
Net unrealized appreciation (depreciation) on investments	5,977	282	961	95	(5)	11	11,419	1,435	23

Net increase (decrease) in net assets resulting from operations	11,451	477	1,444	135	(1)	15	13,306	1,593	31

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	1,342	1,694	1,540	357	220	339	4,680	1,652	129
Contract maintenance fees	(717)	(37)	(66)	(8)	(1)	(1)	(728)	(74)	—
Contract owners’ benefits	(7,102)	(252)	(191)	(64)	(3)	(2)	(1,262)	(443)	—
Transfer (to) from other portfolios	642	907	1,658	(72)	79	178	2,803	39	196
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(5,835)	2,312	2,941	213	295	514	5,493	1,174	325

Total increase (decrease) in net assets	5,616	2,789	4,385	348	294	529	18,799	2,767	356

NET ASSETS
Beginning of period	77,786	2,384	7,126	761	—	—	40,296	4,804	—
End of period	$83,402	$5,173	$11,511	$1,109	$294	$529	$59,095	$7,571	$356

The accompanying notes are an integral part of these financial statements

FSA-36

The Protective Variable Annuity Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2017

	American Funds Insurance Series
	American Funds Global Small Capitalization Class 2	American Funds Global Small Capitalization Class 4	American Funds Growth Class 2	American Funds Growth Class 4	American Funds Growth - Income Class 4	American Funds International Class 2	American Funds International Class 4	American Funds IS Bond Fund Class 2	American Funds IS Capital Income Builder Class 2
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	2/8/2017	1/1/2017	1/1/2017	5/26/2017	5/5/2017
	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
FROM OPERATIONS
Net investment income (loss)	$(3)	$(1)	$(25)	$(3)	$5	$13	$1	$7	$3
Net realized gain (loss) on investments	2	—	711	57	33	24	—	1	—
Net unrealized appreciation (depreciation) on investments	159	27	986	131	52	475	3	(7)	6

Net increase (decrease) in net assets resulting from operations	158	26	1,672	185	90	512	4	1	9

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	154	93	1,921	1,395	397	743	18	492	292
Contract maintenance fees	(4)	—	(55)	(7)	—	(10)	—	—	(1)
Contract owners’ benefits	(3)	(14)	(154)	(43)	(6)	(34)	(1)	—	—
Transfer (to) from other portfolios	112	48	806	458	467	500	49	124	120
Net increase (decrease) in net assets resulting from variable annuity contract transactions	259	127	2,518	1,803	858	1,199	66	616	411

Total increase (decrease) in net assets	417	153	4,190	1,988	948	1,711	70	617	420

NET ASSETS
Beginning of period	525	50	5,044	378	—	1,179	4	—	—
End of period	$942	$203	$9,234	$2,366	$948	$2,890	$74	$617	$420

The accompanying notes are an integral part of these financial statements

FSA-37

The Protective Variable Annuity Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2017

	American Funds Insurance Series						Calvert Variable Series, Inc.	Fidelity Variable Insurance Products
	American Funds IS Global Growth and Income Fund Class 2	American Funds IS Growth-Income Fund Class 2	American Funds IS US Government/AAA- Rated Securities Fund Class 2	American Funds New World Class 2	American Funds New World Class 4	American Funds US Government/AAA - Rated Securities Class 4	Calvert VP SRI Balanced	Fidelity Contrafund Portfolio SC2
	5/26/2017	6/12/2017	6/20/2017	1/1/2017	1/1/2017	4/12/2017	1/1/2017	1/1/2017
	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
FROM OPERATIONS
Net investment income (loss)	$3	$2	$—	$5	$(1)	$—	$7	$(999)
Net realized gain (loss) on investments	—	—	—	1	2	—	23	20,111
Net unrealized appreciation (depreciation) on investments	4	6	—	381	13	(1)	96	36,259

Net increase (decrease) in net assets resulting from operations	7	8	—	387	14	(1)	126	55,371

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	124	171	22	562	—	161	—	4,154
Contract maintenance fees	—	—	—	(8)	—	—	(1)	(3,229)
Contract owners’ benefits	—	—	—	(13)	(1)	(1)	(149)	(23,166)
Transfer (to) from other portfolios	56	33	3	484	11	(21)	10	(2,750)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	180	204	25	1,025	10	139	(140)	(24,991)

Total increase (decrease) in net assets	187	212	25	1,412	24	138	(14)	30,380

NET ASSETS
Beginning of period	—	—	—	1,012	46	—	1,267	282,691
End of period	$187	$212	$25	$2,424	$70	$138	$1,253	$313,071

The accompanying notes are an integral part of these financial statements

FSA-38

The Protective Variable Annuity Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2017

	Fidelity Variable Insurance Products							Franklin Templeton Variable Insurance Products Trust
	Fidelity Equity Income SC2	Fidelity Freedom Fund - 2015 Maturity SC2	Fidelity Freedom Fund - 2020 Maturity SC2	Fidelity Growth Portfolio SC2	Fidelity Index 500 Portfolio SC2	Fidelity Investment Grade Bonds SC2	Fidelity Mid Cap SC2	Franklin Flex Cap Growth VIP CL 2	Franklin Income VIP CL 2
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
FROM OPERATIONS
Net investment income (loss)	$32	$5	$3	$(29)	$3,334	$3,119	$(2,017)	$(285)	$7,252
Net realized gain (loss) on investments	304	46	134	283	3,760	1,209	20,635	401	1,026
Net unrealized appreciation (depreciation) on investments	501	80	133	592	94,192	2,934	44,133	5,751	11,035

Net increase (decrease) in net assets resulting from operations	837	131	270	846	101,286	7,262	62,751	5,867	19,313

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	9	1	3	6	56,251	7,771	8,058	334	5,514
Contract maintenance fees	(53)	(8)	(18)	(11)	(2,747)	(3,162)	(3,928)	(276)	(2,099)
Contract owners’ benefits	(971)	(102)	(445)	(226)	(26,160)	(16,749)	(23,843)	(2,009)	(19,165)
Transfer (to) from other portfolios	(214)	212	(81)	253	25,748	31,844	(15,110)	(6)	1,679
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(1,229)	103	(541)	22	53,092	19,704	(34,823)	(1,957)	(14,071)

Total increase (decrease) in net assets	(392)	234	(271)	868	154,378	26,966	27,928	3,910	5,242

NET ASSETS
Beginning of period	8,015	1,011	2,079	2,464	474,690	242,133	342,992	23,108	233,837
End of period	$7,623	$1,245	$1,808	$3,332	$629,068	$269,099	$370,920	$27,018	$239,079

The accompanying notes are an integral part of these financial statements

FSA-39

The Protective Variable Annuity Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2017

	Franklin Templeton Variable Insurance Products Trust
	Franklin Mutual Global Discovery VIP CL 2	Franklin Mutual Shares VIP CL 2	Franklin Rising Dividend VIP CL 2	Franklin Small Cap Value VIP CL 2	Franklin Small-Mid Cap Growth VIP CL 2	Franklin Strategic Income VIP CL 2	Franklin US Government Securities VIP CL 2	Templeton Developing Markets VIP CL 2	Templeton Foreign VIP CL 2
	2/3/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	2/22/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
FROM OPERATIONS
Net investment income (loss)	$3	$8,908	$1,733	$(344)	$(383)	$7	$8,462	$(15)	$1,829
Net realized gain (loss) on investments	19	36,679	20,018	4,052	3,232	—	(365)	135	1,241
Net unrealized appreciation (depreciation) on investments	(1)	6,702	47,147	813	3,128	(1)	(6,554)	4,620	14,060

Net increase (decrease) in net assets resulting from operations	21	52,289	68,898	4,521	5,977	6	1,543	4,740	17,130

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	763	5,714	4,833	782	911	475	3,172	3,239	760
Contract maintenance fees	(1)	(8,616)	(4,210)	(566)	(321)	—	(6,467)	(131)	(1,160)
Contract owners’ benefits	(12)	(56,860)	(29,870)	(4,094)	(3,456)	(10)	(39,684)	(649)	(9,970)
Transfer (to) from other portfolios	239	(7,667)	(9,068)	(25)	395	319	41,643	821	(2,109)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	989	(67,429)	(38,315)	(3,903)	(2,471)	784	(1,336)	3,280	(12,479)

Total increase (decrease) in net assets	1,010	(15,140)	30,583	618	3,506	790	207	8,020	4,651

NET ASSETS
Beginning of period	—	775,502	375,007	58,900	31,042	—	534,483	9,938	115,862
End of period	$1,010	$760,362	$405,590	$59,518	$34,548	$790	$534,690	$17,958	$120,513

The accompanying notes are an integral part of these financial statements

FSA-40

The Protective Variable Annuity Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2017

	Franklin Templeton Variable Insurance Products Trust		Goldman Sachs Variable Insurance Trust
	Templeton Global Bond VIP Fund CL 2	Templeton Growth VIP CL 2	Goldman Sachs Global Trends Allocation Fund SC	Goldman Sachs Large Cap Value	Goldman Sachs Large Cap Value Fund SC	Goldman Sachs Mid Cap Value	Goldman Sachs Mid Cap Value SC	Goldman Sachs Small Cap Equity Insights	Goldman Sachs Small Cap Equity Insights SC
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
FROM OPERATIONS
Net investment income (loss)	$(3,859)	$799	$(77)	$207	$427	$(17)	$(1,055)	$(184)	$(95)
Net realized gain (loss) on investments	(861)	4,985	234	8,490	24,388	461	10,778	3,300	3,265
Net unrealized appreciation (depreciation) on investments	7,690	16,924	643	(4,748)	(13,773)	225	6,207	(552)	(1,348)

Net increase (decrease) in net assets resulting from operations	2,970	22,708	800	3,949	11,042	669	15,930	2,564	1,822

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	3,084	287	434	82	48	12	1,245	41	13
Contract maintenance fees	(4,068)	(1,290)	(86)	(65)	(1,564)	(8)	(2,141)	(48)	(222)
Contract owners’ benefits	(25,415)	(13,021)	(643)	(6,294)	(10,997)	(849)	(11,027)	(3,153)	(1,571)
Transfer (to) from other portfolios	9,709	(8,996)	(105)	(201)	(997)	(296)	(823)	(501)	(687)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(16,690)	(23,020)	(400)	(6,478)	(13,510)	(1,141)	(12,746)	(3,661)	(2,467)

Total increase (decrease) in net assets	(13,720)	(312)	400	(2,529)	(2,468)	(472)	3,184	(1,097)	(645)

NET ASSETS
Beginning of period	346,060	142,273	7,165	49,161	138,956	7,291	172,499	27,860	19,370
End of period	$332,340	$141,961	$7,565	$46,632	$136,488	$6,819	$175,683	$26,763	$18,725

The accompanying notes are an integral part of these financial statements

FSA-41

The Protective Variable Annuity Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2017

	Goldman Sachs Variable Insurance Trust								Guggenheim Variable Fund
	Goldman Sachs Strategic Growth	Goldman Sachs Strategic Growth SC	Goldman Sachs Strategic International Equity	Goldman Sachs Strategic International Equity SC	Goldman Sachs US Equity Insights	Goldman Sachs US Equity Insights SC	Goldman Sachs VIT Core Fixed Income Fund SC	Goldman Sachs VIT Growth Opportunities SC	Guggenheim Floating Rate Strategies (Series F)
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
FROM OPERATIONS
Net investment income (loss)	$(215)	$(1,799)	$217	$364	$1	$—	$420	$(761)	$89
Net realized gain (loss) on investments	3,953	15,372	(699)	2,421	5,128	104	—	7,632	1
Net unrealized appreciation (depreciation) on investments	4,559	36,734	6,974	9,038	1,210	29	118	8,213	5

Net increase (decrease) in net assets resulting from operations	8,297	50,307	6,492	11,823	6,339	133	538	15,084	95

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	89	1,148	62	340	51	1	1,909	83	296
Contract maintenance fees	(57)	(2,391)	(111)	(599)	(16)	(7)	(373)	(647)	(2)
Contract owners’ benefits	(4,527)	(14,156)	(3,301)	(4,541)	(3,506)	(45)	(1,289)	(5,585)	(75)
Transfer (to) from other portfolios	(755)	(9,932)	(1,079)	3,183	(984)	5	2,878	(3,813)	259
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(5,250)	(25,331)	(4,429)	(1,617)	(4,455)	(46)	3,125	(9,962)	478

Total increase (decrease) in net assets	3,047	24,976	2,063	10,206	1,884	87	3,663	5,122	573

NET ASSETS
Beginning of period	30,335	180,526	27,037	44,909	30,113	601	24,074	62,844	3,535
End of period	$33,382	$205,502	$29,100	$55,115	$31,997	$688	$27,737	$67,966	$4,108

The accompanying notes are an integral part of these financial statements

FSA-42

The Protective Variable Annuity Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2017

	Guggenheim Variable Fund			Invesco Variable Insurance Funds
	Guggenheim Global Managed Futures Strategy	Guggenheim Long Short Equity	Guggenheim Multi- Hedge Strategies	Invesco VI American Franchise I	Invesco VI American Franchise II	Invesco VI American Value II	Invesco VI Balanced Risk Allocation II	Invesco VI Comstock I
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
FROM OPERATIONS
Net investment income (loss)	$2	$(2)	$(7)	$(67)	$(33)	$(410)	$2,039	$273
Net realized gain (loss) on investments	(1)	3	—	533	410	1,270	5,186	2,327
Net unrealized appreciation (depreciation) on investments	27	36	26	879	359	4,952	(456)	1,820

Net increase (decrease) in net assets resulting from operations	28	37	19	1,345	736	5,812	6,769	4,420

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	24	35	4	9	3	3,327	854	80
Contract maintenance fees	—	—	(1)	(2)	(10)	(1,017)	(988)	(10)
Contract owners’ benefits	(2)	(8)	(24)	(687)	(348)	(3,662)	(6,826)	(3,797)
Transfer (to) from other portfolios	(15)	(69)	26	(56)	(140)	3,631	489	(797)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	7	(42)	5	(736)	(495)	2,279	(6,471)	(4,524)

Total increase (decrease) in net assets	35	(5)	24	609	241	8,091	298	(104)

NET ASSETS
Beginning of period	361	299	730	5,417	2,947	82,200	85,098	30,040
End of period	$396	$294	$754	$6,026	$3,188	$90,291	$85,396	$29,936

The accompanying notes are an integral part of these financial statements

FSA-43

The Protective Variable Annuity Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2017

	Invesco Variable Insurance Funds
	Invesco VI Comstock II	Invesco VI Equity and Income II	Invesco VI Global Real Estate II	Invesco VI Government Securities II	Invesco VI Growth & Income I	Invesco VI Growth & Income II	Invesco VI International Growth II	Invesco VI Mid- Cap Growth II	Invesco VI Small Cap Equity II
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
FROM OPERATIONS
Net investment income (loss)	$1,768	$1,121	$384	$1,318	$98	$1,848	$285	$(438)	$(147)
Net realized gain (loss) on investments	14,017	8,876	137	(35)	2,043	41,762	870	2,945	796
Net unrealized appreciation (depreciation) on investments	14,100	16,271	518	(250)	2,042	49,788	14,316	4,976	1,217

Net increase (decrease) in net assets resulting from operations	29,885	26,268	1,039	1,033	4,183	93,398	15,471	7,483	1,866

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	1,489	2,610	527	5,681	450	2,735	2,040	875	1,016
Contract maintenance fees	(1,683)	(3,036)	(139)	(1,575)	(10)	(9,266)	(967)	(375)	(152)
Contract owners’ benefits	(18,075)	(21,196)	(893)	(9,441)	(4,289)	(52,826)	(4,622)	(3,727)	(736)
Transfer (to) from other portfolios	(3,902)	(1,365)	15,109	18,502	(317)	(42,793)	44,578	(501)	478
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(22,171)	(22,987)	14,604	13,167	(4,166)	(102,150)	41,029	(3,728)	606

Total increase (decrease) in net assets	7,714	3,281	15,643	14,200	17	(8,752)	56,500	3,755	2,472

NET ASSETS
Beginning of period	195,282	285,668	2,438	122,902	34,809	789,350	33,638	36,819	14,323
End of period	$202,996	$288,949	$18,081	$137,102	$34,826	$780,598	$90,138	$40,574	$16,795

The accompanying notes are an integral part of these financial statements

FSA-44

The Protective Variable Annuity Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2017

	Clayton Street Trust			Legg Mason Partners Variable Equity Trust			Lord Abbett Series Fund, Inc.
	Protective Life Dynamic Allocation Series - Conservative	Protective Life Dynamic Allocation Series - Growth	Protective Life Dynamic Allocation Series - Moderate	ClearBridge Variable Mid Cap Portfolio Class II	ClearBridge Variable Small Cap Growth II	QS Legg Mason Dynamic Multi- Strategy VIT II	Lord Abbett Bond Debenture VC	Lord Abbett Calibrated Dividend Growth VC	Lord Abbett Classic Stock VC
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
FROM OPERATIONS
Net investment income (loss)	$7	$(57)	$(18)	$(673)	$(234)	$(91)	$20,204	$725	$(89)
Net realized gain (loss) on investments	9	58	26	4,840	635	270	8,767	6,891	2,816
Net unrealized appreciation (depreciation) on investments	1,339	6,493	8,158	3,394	3,561	3,341	22,249	9,802	1,700

Net increase (decrease) in net assets resulting from operations	1,355	6,494	8,166	7,561	3,962	3,520	51,220	17,418	4,427

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	2,445	9,225	44,274	650	296	130	5,605	3,881	149
Contract maintenance fees	(151)	(72)	(711)	(829)	(204)	(411)	(7,931)	(1,109)	(360)
Contract owners’ benefits	(869)	(1,309)	(2,341)	(4,820)	(1,107)	(2,670)	(50,699)	(7,026)	(2,633)
Transfer (to) from other portfolios	7,759	19,569	38,126	(143)	5,599	(3,288)	24,662	905	(1,603)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	9,184	27,413	79,348	(5,142)	4,584	(6,239)	(28,363)	(3,349)	(4,447)

Total increase (decrease) in net assets	10,539	33,907	87,514	2,419	8,546	(2,719)	22,857	14,069	(20)

NET ASSETS
Beginning of period	8,345	17,962	24,575	69,891	14,160	32,081	649,430	97,491	31,046
End of period	$18,884	$51,869	$112,089	$72,310	$22,706	$29,362	$672,287	$111,560	$31,026

The accompanying notes are an integral part of these financial statements

FSA-45

The Protective Variable Annuity Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2017

	Lord Abbett Series Fund, Inc.					MFS Variable Insurance Trust
	Lord Abbett Growth & Income VC	Lord Abbett Growth Opportunities VC	Lord Abbett International Opportunities VC	Lord Abbett Mid Cap Stock VC	Lord Abbett Series Fundamental Equity VC	MFS Growth Series IC	MFS Growth Series SC	MFS Investors Trust IC	MFS Investors Trust SC
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
FROM OPERATIONS
Net investment income (loss)	$181	$(832)	$33	$(287)	$(184)	$(66)	$(526)	$(48)	$(392)
Net realized gain (loss) on investments	13,230	4,057	4,159	8,486	20,816	553	3,811	438	3,867
Net unrealized appreciation (depreciation) on investments	(3,379)	13,483	4,533	(4,253)	6,419	846	9,997	1,079	9,928

Net increase (decrease) in net assets resulting from operations	10,032	16,708	8,725	3,946	27,051	1,333	13,282	1,469	13,403

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	141	517	36	611	947	16	34	4	97
Contract maintenance fees	(460)	(1,091)	(309)	(418)	(3,111)	(3)	(373)	(3)	(601)
Contract owners’ benefits	(10,899)	(5,577)	(2,583)	(7,633)	(17,277)	(899)	(3,991)	(1,026)	(5,406)
Transfer (to) from other portfolios	(2,708)	(1,008)	(1,180)	(116)	(7,050)	(34)	(2,933)	(11)	(4,253)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(13,926)	(7,159)	(4,036)	(7,556)	(26,491)	(920)	(7,263)	(1,036)	(10,163)

Total increase (decrease) in net assets	(3,894)	9,549	4,689	(3,610)	560	413	6,019	433	3,240

NET ASSETS
Beginning of period	91,339	78,729	23,968	73,435	254,780	4,941	47,069	7,227	66,205
End of period	$87,445	$88,278	$28,657	$69,825	$255,340	$5,354	$53,088	$7,660	$69,445

The accompanying notes are an integral part of these financial statements

FSA-46

The Protective Variable Annuity Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2017

	MFS Variable Insurance Trust
	MFS New Discovery IC	MFS New Discovery SC	MFS Research IC	MFS Research SC	MFS Total Return IC	MFS Total Return SC	MFS Utilities IC	MFS Utilities SC	MFS VIT Total Return Bond SC
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
FROM OPERATIONS
Net investment income (loss)	$(31)	$(839)	$(4)	$2	$254	$704	$86	$1,006	$11,073
Net realized gain (loss) on investments	146	3,313	739	411	1,220	2,842	139	432	180
Net unrealized appreciation (depreciation) on investments	377	14,359	455	462	998	3,101	176	2,909	4,920

Net increase (decrease) in net assets resulting from operations	492	16,833	1,190	875	2,472	6,647	401	4,347	16,173

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	4	51	16	28	12	224	38	57	186
Contract maintenance fees	(1)	(772)	(4)	(29)	(8)	(389)	(1)	(305)	(5,970)
Contract owners’ benefits	(355)	(6,403)	(1,225)	(416)	(3,217)	(7,775)	(501)	(3,426)	(40,676)
Transfer (to) from other portfolios	(2)	(5,951)	(56)	(315)	(330)	616	(207)	(1,829)	30,225
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(354)	(13,075)	(1,269)	(732)	(3,543)	(7,324)	(671)	(5,503)	(16,235)

Total increase (decrease) in net assets	138	3,758	(79)	143	(1,071)	(677)	(270)	(1,156)	(62)

NET ASSETS
Beginning of period	2,162	73,384	6,023	4,332	24,341	64,933	3,190	34,249	522,176
End of period	$2,300	$77,142	$5,944	$4,475	$23,270	$64,256	$2,920	$33,093	$522,114

The accompanying notes are an integral part of these financial statements

FSA-47

The Protective Variable Annuity Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2017

	MFS Variable Insurance Trust	MFS Variable Insurance Trust II				Oppenheimer Variable Account Funds
	MFS VIT Value SC	MFS VIT II Emerging Markets Equity SC	MFS VIT II International Value SC	MFS VIT II MA Investors Growth Stock IC	MFS VIT II MA Investors Growth Stock SC	Oppenheimer Capital Appreciation Fund/VA	Oppenheimer Capital Appreciation Fund/VA SC	Oppenheimer Discovery Mid Cap Growth Fund/VA	Oppenheimer Discovery Mid Cap Growth Fund/VA SC
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
FROM OPERATIONS
Net investment income (loss)	$1,503	$—	$110	$(12)	$(225)	$(87)	$(719)	$(36)	$(9)
Net realized gain (loss) on investments	13,808	8	1,053	97	2,947	797	7,404	340	110
Net unrealized appreciation (depreciation) on investments	20,621	167	5,332	324	9,002	1,053	9,867	314	113

Net increase (decrease) in net assets resulting from operations	35,932	175	6,495	409	11,724	1,763	16,552	618	214

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	145	—	16	14	32	35	995	3	2
Contract maintenance fees	(2,105)	(3)	(150)	(1)	(557)	(4)	(892)	(2)	(6)
Contract owners’ benefits	(20,221)	(74)	(1,754)	(234)	(4,555)	(596)	(4,793)	(303)	(82)
Transfer (to) from other portfolios	(9,195)	(5)	(1,463)	(38)	(2,818)	(86)	(1,503)	(82)	(53)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(31,376)	(82)	(3,351)	(259)	(7,898)	(651)	(6,193)	(384)	(139)

Total increase (decrease) in net assets	4,556	93	3,144	150	3,826	1,112	10,359	234	75

NET ASSETS
Beginning of period	238,781	495	26,343	1,615	46,366	7,236	66,252	2,466	852
End of period	$243,337	$588	$29,487	$1,765	$50,192	$8,348	$76,611	$2,700	$927

The accompanying notes are an integral part of these financial statements

FSA-48

The Protective Variable Annuity Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2017

	Oppenheimer Variable Account Funds							PIMCO Variable Insurance Trust
	Oppenheimer Global Fund/VA	Oppenheimer Global Fund/VA SC	Oppenheimer Global Strategic Income Fund/VA	Oppenheimer Global Strategic Income Fund/VA SC	Oppenheimer Government Money Fund/VA	Oppenheimer Main Street Fund/VA	Oppenheimer Main Street Fund/VA SC	PIMCO VIT All Asset Advisor	PIMCO VIT Global Diversified Allocation Portfolio	PIMCO VIT Long- Term US Government Advisor
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
FROM OPERATIONS
Net investment income (loss)	$(30)	$(1,448)	$112	$3,368	$(3,071)	$(3)	$10	$299	$88	$171
Net realized gain (loss) on investments	420	20,720	17	(331)	—	642	1,936	44	39	(28)
Net unrealized appreciation (depreciation) on investments	2,355	100,161	427	14,951	—	802	10,204	670	666	1,199

Net increase (decrease) in net assets resulting from operations	2,745	119,433	556	17,988	(3,071)	1,441	12,150	1,013	793	1,342

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	25	1,991	56	1,120	6,887	21	5,307	168	57	1,164
Contract maintenance fees	(3)	(4,336)	(5)	(4,401)	(6,299)	(4)	(1,145)	(100)	(65)	(227)
Contract owners’ benefits	(1,096)	(30,864)	(1,465)	(30,500)	(45,929)	(1,432)	(3,962)	(476)	(515)	(1,327)
Transfer (to) from other portfolios	(87)	(46,796)	74	17,816	(63,998)	(762)	4,332	324	522	2,668
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(1,161)	(80,005)	(1,340)	(15,965)	(109,339)	(2,177)	4,532	(84)	(1)	2,278

Total increase (decrease) in net assets	1,584	39,428	(784)	2,023	(112,410)	(736)	16,682	929	792	3,620

NET ASSETS
Beginning of period	8,199	371,521	11,927	372,230	489,814	9,916	75,651	8,477	5,196	16,576
End of period	$9,783	$410,949	$11,143	$374,253	$377,404	$9,180	$92,333	$9,406	$5,988	$20,196

The accompanying notes are an integral part of these financial statements

FSA-49

The Protective Variable Annuity Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2017

	PIMCO Variable Insurance Trust				Royce Capital Fund		Rydex Variable Trust		The Universal Institutional Funds, Inc.	VanEck Worldwide Insurance Trust
	PIMCO VIT Low Duration Advisor	PIMCO VIT Real Return Advisor	PIMCO VIT Short- Term Advisor	PIMCO VIT Total Return Advisor	Royce Capital Fund Micro-Cap SC	Royce Capital Fund Small-Cap SC	Rydex Commodities Strategy	Rydex Inverse Government Long Bond	Morgan Stanley VIF, Inc. Global Real Estate II	VanEck Global Hard Asset
	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017	1/1/2017
	to	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017	12/31/2017
FROM OPERATIONS
Net investment income (loss)	$177	$4,339	$321	$7,201	$(158)	$(423)	$—	$—	$107	$(4)
Net realized gain (loss) on investments	(122)	(580)	4	(241)	3,696	(25,652)	—	—	65	3
Net unrealized appreciation (depreciation) on investments	117	5,092	490	24,739	(3,016)	24,057	—	(1)	549	(10)

Net increase (decrease) in net assets resulting from operations	172	8,851	815	31,699	522	(2,018)	—	(1)	721	(11)

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	4,929	1,212	1,009	9,167	152	1,481	—	—	2	—
Contract maintenance fees	(1,530)	(4,782)	(883)	(10,670)	(312)	(2,474)	—	—	(101)	—
Contract owners’ benefits	(8,280)	(26,096)	(6,665)	(64,297)	(1,755)	(14,416)	—	—	(755)	(29)
Transfer (to) from other portfolios	12,424	29,303	4,212	66,292	(669)	13,952	1	2	702	2
Net increase (decrease) in net assets resulting from variable annuity contract transactions	7,543	(363)	(2,327)	492	(2,584)	(1,457)	1	2	(152)	(27)

Total increase (decrease) in net assets	7,715	8,488	(1,512)	32,191	(2,062)	(3,475)	1	1	569	(38)

NET ASSETS
Beginning of period	117,991	365,829	74,062	854,730	29,255	242,135	9	6	8,813	284
End of period	$125,706	$374,317	$72,550	$886,921	$27,193	$238,660	$10	$7	$9,382	$246

The accompanying notes are an integral part of these financial statements

FSA-50

The Protective Variable Annuity Separate Account

Statement of Changes in Net Assets

For the year ended December 31, 2016

	American Funds Insurance Series
	American Funds Asset Allocation Class 2	American Funds Asset Allocation Class 4	American Funds Blue Chip Income & Growth Class 2	American Funds Blue Chip Income & Growth Class 4	American Funds Global Growth Class 2	American Funds Global Growth Class 4	American Funds Global Small Capitalization Class 2	American Funds Global Small Capitalization Class 4	American Funds Growth Class 2	American Funds Growth Class 4
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016
FROM OPERATIONS
Net investment income (loss)	$508	$11	$82	$7	$89	$(15)	$(2)	$—	$4	$(2)
Net realized gain (loss) on investments	2,062	34	373	37	2,114	285	60	2	280	24
Net unrealized appreciation (depreciation) on investments	3,086	81	350	32	(1,406)	(187)	(41)	(2)	97	10

Net increase (decrease) in net assets resulting from operations	5,656	126	805	76	797	83	17	—	381	32

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	5,015	1,358	1,738	492	11,735	2,760	172	41	1,656	167
Contract maintenance fees	(616)	(17)	(34)	(4)	(410)	(42)	(2)	—	(28)	(3)
Contract owners’ benefits	(4,568)	(169)	(79)	(24)	(562)	(217)	(1)	—	(29)	(76)
Transfer (to) from other portfolios	8,988	378	2,376	3	19,082	627	216	—	1,395	47
Net increase (decrease) in net assets resulting from variable annuity contract transactions	8,819	1,550	4,001	467	29,845	3,128	385	41	2,994	135

Total increase (decrease) in net assets	14,475	1,676	4,806	543	30,642	3,211	402	41	3,375	167

NET ASSETS
Beginning of period	63,311	708	2,320	218	9,654	1,593	123	9	1,669	211
End of period	$77,786	$2,384	$7,126	$761	$40,296	$4,804	$525	$50	$5,044	$378

The accompanying notes are an integral part of these financial statements

FSA-51

The Protective Variable Annuity Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2016

	American Funds Insurance Series				Calvert Variable Series, Inc.	Fidelity Variable Insurance Products
	American Funds International Class 2	American Funds International Class 4	American Funds New World Class 2	American Funds New World Class 4	Calvert VP SRI Balanced	Fidelity Contrafund Portfolio SC2	Fidelity Equity Income SC2	Fidelity Freedom Fund - 2015 Maturity SC2	Fidelity Freedom Fund - 2020 Maturity SC2
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016
FROM OPERATIONS
Net investment income (loss)	$8	$—	$1	$—	$5	$(852)	$80	$3	$5
Net realized gain (loss) on investments	74	—	—	—	33	11,896	637	35	99
Net unrealized appreciation (depreciation) on investments	(41)	—	36	1	42	3,421	481	3	(10)

Net increase (decrease) in net assets resulting from operations	41	—	37	1	80	14,465	1,198	41	94

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	353	—	328	39	—	5,855	4	—	—
Contract maintenance fees	(4)	—	(4)		(1)	(2,518)	(58)	(7)	(21)
Contract owners’ benefits	(29)	—	(9)	—	(160)	(15,951)	(798)	(114)	(24)
Transfer (to) from other portfolios	398	—	399	6	(3)	96,463	(102)	44	(67)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	718	—	714	45	(164)	83,849	(954)	(77)	(112)

Total increase (decrease) in net assets	759	—	751	46	(84)	98,314	244	(36)	(18)

NET ASSETS
Beginning of period	420	4	261	—	1,351	184,377	7,771	1,047	2,097
End of period	$1,179	$4	$1,012	$46	$1,267	$282,691	$8,015	$1,011	$2,079

The accompanying notes are an integral part of these financial statements

FSA-52

The Protective Variable Annuity Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2016

	Fidelity Variable Insurance Products				Franklin Templeton Variable Insurance Products Trust
	Fidelity Growth Portfolio SC2	Fidelity Index 500 Portfolio SC2	Fidelity Investment Grade Bonds SC2	Fidelity Mid Cap SC2	Franklin Flex Cap Growth VIP CL 2	Franklin Income VIP CL 2	Franklin Mutual Shares VIP CL 2	Franklin Rising Dividend VIP CL 2	Franklin Small Cap Value VIP CL 2
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016
FROM OPERATIONS
Net investment income (loss)	$(26)	$2,369	$2,937	$(1,737)	$(204)	$8,597	$7,973	$1,436	$(132)
Net realized gain (loss) on investments	322	(13,128)	148	8,504	1,130	(626)	61,428	46,169	7,918
Net unrealized appreciation (depreciation) on investments	(320)	42,589	3,322	18,490	(1,963)	16,921	24,642	(1,785)	5,190

Net increase (decrease) in net assets resulting from operations	(24)	31,830	6,407	25,257	(1,037)	24,892	94,043	45,820	12,976

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	2	75,758	18,667	7,334	127	7,075	10,142	4,751	353
Contract maintenance fees	(10)	(1,928)	(2,827)	(2,958)	(187)	(1,851)	(7,287)	(3,792)	(515)
Contract owners’ benefits	(137)	(18,164)	(13,712)	(15,523)	(1,416)	(15,908)	(41,382)	(24,252)	(3,019)
Transfer (to) from other portfolios	(329)	155,688	37,754	158,215	6,650	68,972	235,349	123,682	9,013
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(474)	211,354	39,882	147,068	5,174	58,288	196,822	100,389	5,832

Total increase (decrease) in net assets	(498)	243,184	46,289	172,325	4,137	83,180	290,865	146,209	18,808

NET ASSETS
Beginning of period	2,962	231,506	195,844	170,667	18,971	150,657	484,637	228,798	40,092
End of period	$2,464	$474,690	$242,133	$342,992	$23,108	$233,837	$775,502	$375,007	$58,900

The accompanying notes are an integral part of these financial statements

FSA-53

The Protective Variable Annuity Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2016

	Franklin Templeton Variable Insurance Products Trust						Goldman Sachs Variable Insurance Trust
	Franklin Small-Mid Cap Growth VIP CL 2	Franklin US Government Securities VIP CL 2	Templeton Developing Markets VIP CL 2	Templeton Foreign VIP CL 2	Templeton Global Bond VIP Fund CL 2	Templeton Growth VIP CL 2	Goldman Sachs Global Trends Allocation Fund SC	Goldman Sachs Large Cap Value	Goldman Sachs Large Cap Value Fund SC
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016
FROM OPERATIONS
Net investment income (loss)	$(275)	$7,870	$(22)	$861	$(3,838)	$1,171	$(79)	$454	$1,113
Net realized gain (loss) on investments	2,141	(940)	(19)	1,576	(1,744)	4,997	(12)	537	1,741
Net unrealized appreciation (depreciation) on investments	(1,396)	(8,834)	824	4,077	11,587	4,942	302	3,698	10,172

Net increase (decrease) in net assets resulting from operations	470	(1,904)	783	6,514	6,005	11,110	211	4,689	13,026

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	299	8,106	922	483	6,276	299	191	160	31
Contract maintenance fees	(236)	(6,708)	(65)	(1,049)	(4,118)	(1,194)	(92)	(71)	(1,563)
Contract owners’ benefits	(1,596)	(33,125)	(364)	(8,026)	(21,342)	(9,570)	(389)	(6,412)	(9,112)
Transfer (to) from other portfolios	13,512	14,428	7,168	19,719	11,031	16,199	409	(1,193)	4,796
Net increase (decrease) in net assets resulting from variable annuity contract transactions	11,979	(17,299)	7,661	11,127	(8,153)	5,734	119	(7,516)	(5,848)

Total increase (decrease) in net assets	12,449	(19,203)	8,444	17,641	(2,148)	16,844	330	(2,827)	7,178

NET ASSETS
Beginning of period	18,593	553,686	1,494	98,221	348,208	125,429	6,835	51,988	131,778
End of period	$31,042	$534,483	$9,938	$115,862	$346,060	$142,273	$7,165	$49,161	$138,956

The accompanying notes are an integral part of these financial statements

FSA-54

The Protective Variable Annuity Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2016

	Goldman Sachs Variable Insurance Trust
	Goldman Sachs Mid Cap Value	Goldman Sachs Mid Cap Value SC	Goldman Sachs Small Cap Equity Insights	Goldman Sachs Small Cap Equity Insights SC	Goldman Sachs Strategic Growth	Goldman Sachs Strategic Growth SC	Goldman Sachs Strategic International Equity	Goldman Sachs Strategic International Equity SC	Goldman Sachs US Equity Insights	Goldman Sachs US Equity Insights SC
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016
FROM OPERATIONS
Net investment income (loss)	$26	$479	$(20)	$10	$(181)	$(1,013)	$270	$413	$(16)	$(1)
Net realized gain (loss) on investments	(9)	(167)	875	764	424	(8,550)	(735)	(20)	2,074	63
Net unrealized appreciation (depreciation) on investments	813	15,003	4,339	2,986	(35)	5,789	(678)	(2,370)	558	(9)

Net increase (decrease) in net assets resulting from operations	830	15,315	5,194	3,760	208	(3,774)	(1,143)	(1,977)	2,616	53

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	13	1,499	26	6	54	4,060	43	393	52	1
Contract maintenance fees	(9)	(1,597)	(51)	(231)	(58)	(1,784)	(114)	(557)	(18)	(7)
Contract owners’ benefits	(832)	(6,972)	(3,013)	(1,505)	(4,047)	(8,902)	(3,552)	(3,627)	(3,677)	(108)
Transfer (to) from other portfolios	(74)	87,989	(495)	(1,409)	(978)	33,574	812	2,811	(698)	(8)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(902)	80,919	(3,533)	(3,139)	(5,029)	26,948	(2,811)	(980)	(4,341)	(122)

Total increase (decrease) in net assets	(72)	96,234	1,661	621	(4,821)	23,174	(3,954)	(2,957)	(1,725)	(69)

NET ASSETS
Beginning of period	7,363	76,265	26,199	18,749	35,156	157,352	30,991	47,866	31,838	670
End of period	$7,291	$172,499	$27,860	$19,370	$30,335	$180,526	$27,037	$44,909	$30,113	$601

The accompanying notes are an integral part of these financial statements

FSA-55

The Protective Variable Annuity Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2016

	Goldman Sachs Variable Insurance Trust		Guggenheim Variable Fund					Invesco Variable Insurance Funds
	Goldman Sachs VIT Core Fixed Income Fund SC	Goldman Sachs VIT Growth Opportunities SC	Guggenheim Floating Rate Strategies (Series F)	Guggenheim Global Managed Futures Strategy	Guggenheim Long Short Equity	Guggenheim Macro Opportunities Strategies (Series M)	Guggenheim Multi- Hedge Strategies	Invesco VI American Franchise I	Invesco VI American Franchise II
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	8/5/2016	12/31/2016	12/31/2016	12/31/2016
FROM OPERATIONS
Net investment income (loss)	$200	$(702)	$107	$11	$(3)	$4	$(6)	$(67)	$(31)
Net realized gain (loss) on investments	—	372	2	(3)	(1)	(5)	—	533	394
Net unrealized appreciation (depreciation) on investments	(97)	392	59	(75)	4	4	(4)	(424)	(336)

Net increase (decrease) in net assets resulting from operations	103	62	168	(67)	—	3	(10)	42	27

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	4,741	322	82	61	10	39	79	18	4
Contract maintenance fees	(307)	(618)	(2)	—	—	—	(1)	(3)	(11)
Contract owners’ benefits	(661)	(3,933)	(63)	(2)	(9)	—	(15)	(584)	(243)
Transfer (to) from other portfolios	9,153	6,658	1,723	24	60	(173)	53	(92)	(21)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	12,926	2,429	1,740	83	61	(134)	116	(661)	(271)

Total increase (decrease) in net assets	13,029	2,491	1,908	16	61	(131)	106	(619)	(244)

NET ASSETS
Beginning of period	11,045	60,353	1,627	345	238	131	624	6,036	3,191
End of period	$24,074	$62,844	$3,535	$361	$299	$—	$730	$5,417	$2,947

The accompanying notes are an integral part of these financial statements

FSA-56

The Protective Variable Annuity Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2016

	Invesco Variable Insurance Funds
	Invesco VI American Value II	Invesco VI Balanced Risk Allocation II	Invesco VI Comstock I	Invesco VI Comstock II	Invesco VI Equity and Income II	Invesco VI Global Real Estate II	Invesco VI Government Securities II	Invesco VI Growth & Income I	Invesco VI Growth & Income II	Invesco VI International Growth II
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016
FROM OPERATIONS
Net investment income (loss)	$(437)	$(966)	$100	$634	$2,005	$115	$1,133	$(35)	$216	$452
Net realized gain (loss) on investments	3,526	127	3,157	16,881	8,877	(563)	8	3,286	68,565	(4,030)
Net unrealized appreciation (depreciation) on investments	4,758	8,511	933	8,718	21,404	(73)	(1,563)	2,263	44,840	(984)

Net increase (decrease) in net assets resulting from operations	7,847	7,672	4,190	26,233	32,286	(521)	(422)	5,514	113,621	(4,562)

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	7,949	726	58	1,206	5,885	497	14,071	107	4,316	1,784
Contract maintenance fees	(688)	(968)	(11)	(1,425)	(2,383)	(125)	(1,333)	(12)	(7,235)	(526)
Contract owners’ benefits	(2,359)	(5,118)	(3,078)	(13,289)	(15,719)	(479)	(9,173)	(4,134)	(34,805)	(2,669)
Transfer (to) from other portfolios	41,467	7,172	(559)	23,708	101,112	106	22,246	(716)	301,866	4,176
Net increase (decrease) in net assets resulting from variable annuity contract transactions	46,369	1,812	(3,590)	10,200	88,895	(1)	25,811	(4,755)	264,142	2,765

Total increase (decrease) in net assets	54,216	9,484	600	36,433	121,181	(522)	25,389	759	377,763	(1,797)

NET ASSETS
Beginning of period	27,984	75,614	29,440	158,849	164,487	2,960	97,513	34,050	411,587	35,435
End of period	$82,200	$85,098	$30,040	$195,282	$285,668	$2,438	$122,902	$34,809	$789,350	$33,638

The accompanying notes are an integral part of these financial statements

FSA-57

The Protective Variable Annuity Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2016

	Invesco Variable Insurance Funds		Clayton Street Trust			Legg Mason Partners Variable Equity Trust			Lord Abbett Series Fund, Inc.
	Invesco VI Mid- Cap Growth II	Invesco VI Small Cap Equity II	Protective Life Dynamic Allocation Series - Conservative	Protective Life Dynamic Allocation Series - Growth	Protective Life Dynamic Allocation Series - Moderate	ClearBridge Variable Mid Cap Portfolio Class II	ClearBridge Variable Small Cap Growth II	QS Legg Mason Dynamic Multi- Strategy VIT II	Lord Abbett Bond Debenture VC
	1/1/2016	1/1/2016	5/2/2016	5/2/2016	5/2/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016
FROM OPERATIONS
Net investment income (loss)	$(364)	$(88)	$(41)	$(60)	$(89)	$(332)	$(114)	$(253)	$21,656
Net realized gain (loss) on investments	3,512	650	6	4	(15)	188	(48)	484	1,682
Net unrealized appreciation (depreciation) on investments	(3,596)	190	44	574	356	4,357	492	(933)	42,916

Net increase (decrease) in net assets resulting from operations	(448)	752	9	518	252	4,213	330	(702)	66,254

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	531	876	1,764	2,355	4,457	1,093	365	257	9,429
Contract maintenance fees	(317)	(93)	(21)	(16)	(27)	(581)	(94)	(505)	(7,810)
Contract owners’ benefits	(2,194)	(386)	(165)	(161)	(517)	(2,778)	(555)	(1,706)	(39,082)
Transfer (to) from other portfolios	6,657	7,968	6,758	15,266	20,410	30,679	5,346	(4,543)	1,905
Net increase (decrease) in net assets resulting from variable annuity contract transactions	4,677	8,365	8,336	17,444	24,323	28,413	5,062	(6,497)	(35,558)

Total increase (decrease) in net assets	4,229	9,117	8,345	17,962	24,575	32,626	5,392	(7,199)	30,696

NET ASSETS
Beginning of period	32,590	5,206	—	—	—	37,265	8,768	39,280	618,734
End of period	$36,819	$14,323	$8,345	$17,962	$24,575	$69,891	$14,160	$32,081	$649,430

The accompanying notes are an integral part of these financial statements

FSA-58

The Protective Variable Annuity Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2016

	Lord Abbett Series Fund, Inc.							MFS Variable Insurance Trust
	Lord Abbett Calibrated Dividend Growth VC	Lord Abbett Classic Stock VC	Lord Abbett Growth & Income VC	Lord Abbett Growth Opportunities VC	Lord Abbett International Opportunities VC	Lord Abbett Mid Cap Stock VC	Lord Abbett Series Fundamental Equity VC	MFS Growth Series IC	MFS Growth Series SC
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016
FROM OPERATIONS
Net investment income (loss)	$781	$14	$333	$(558)	$(7)	$(334)	$558	$(67)	$(493)
Net realized gain (loss) on investments	5,914	281	3,465	(1,062)	(327)	5,315	4,310	412	5,397
Net unrealized appreciation (depreciation) on investments	2,739	2,562	9,200	(15)	(1,202)	4,918	24,749	(291)	(5,010)

Net increase (decrease) in net assets resulting from operations	9,434	2,857	12,998	(1,635)	(1,536)	9,899	29,617	54	(106)

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	11,042	178	158	796	10	379	1,261	13	124
Contract maintenance fees	(780)	(313)	(473)	(741)	(300)	(407)	(2,596)	(3)	(369)
Contract owners’ benefits	(5,901)	(1,563)	(9,131)	(3,662)	(1,938)	(7,284)	(11,109)	(552)	(2,905)
Transfer (to) from other portfolios	38,773	10,909	(1,180)	45,592	(208)	4,814	112,460	39	(7,740)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	43,134	9,211	(10,626)	41,985	(2,436)	(2,498)	100,016	(503)	(10,890)

Total increase (decrease) in net assets	52,568	12,068	2,372	40,350	(3,972)	7,401	129,633	(449)	(10,996)

NET ASSETS
Beginning of period	44,923	18,978	88,967	38,379	27,940	66,034	125,147	5,390	58,065
End of period	$97,491	$31,046	$91,339	$78,729	$23,968	$73,435	$254,780	$4,941	$47,069

The accompanying notes are an integral part of these financial statements

FSA-59

The Protective Variable Annuity Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2016

	MFS Variable Insurance Trust
	MFS Investors Trust IC	MFS Investors Trust SC	MFS New Discovery IC	MFS New Discovery SC	MFS Research IC	MFS Research SC	MFS Total Return IC	MFS Total Return SC
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016
FROM OPERATIONS
Net investment income (loss)	$(38)	$(364)	$(29)	$(798)	$(37)	$(24)	$391	$1,060
Net realized gain (loss) on investments	903	7,963	87	3,561	728	492	1,336	2,886
Net unrealized appreciation (depreciation) on investments	(366)	(3,241)	90	2,835	(254)	(159)	145	917

Net increase (decrease) in net assets resulting from operations	499	4,358	148	5,598	437	309	1,872	4,863

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	8	132	11	56	11	5	124	81
Contract maintenance fees	(3)	(607)	(1)	(769)	(4)	(29)	(10)	(410)
Contract owners’ benefits	(1,062)	(4,491)	(203)	(4,796)	(894)	(300)	(3,535)	(6,391)
Transfer (to) from other portfolios	(68)	(3,217)	55	(230)	(235)	(128)	109	(553)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(1,125)	(8,183)	(138)	(5,739)	(1,122)	(452)	(3,312)	(7,273)

Total increase (decrease) in net assets	(626)	(3,825)	10	(141)	(685)	(143)	(1,440)	(2,410)

NET ASSETS
Beginning of period	7,853	70,030	2,152	73,525	6,708	4,475	25,781	67,343
End of period	$7,227	$66,205	$2,162	$73,384	$6,023	$4,332	$24,341	$64,933

The accompanying notes are an integral part of these financial statements

FSA-60

The Protective Variable Annuity Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2016

	MFS Variable Insurance Trust				MFS Variable Insurance Trust II				Oppenheimer Variable Account Funds
	MFS Utilities IC	MFS Utilities SC	MFS VIT Total Return Bond SC	MFS VIT Value SC	MFS VIT II Emerging Markets Equity SC	MFS VIT II International Value SC	MFS VIT II MA Investors Growth Stock IC	MFS VIT II MA Investors Growth Stock SC	Oppenheimer Capital Appreciation Fund/VA
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016
FROM OPERATIONS
Net investment income (loss)	$84	$871	$11,716	$1,821	$(3)	$61	$(14)	$(241)	$(71)
Net realized gain (loss) on investments	69	945	701	24,722	(16)	1,714	174	5,252	789
Net unrealized appreciation (depreciation) on investments	146	1,729	4,105	1,259	58	(1,094)	(71)	(2,643)	(1,039)

Net increase (decrease) in net assets resulting from operations	299	3,545	16,522	27,802	39	681	89	2,368	(321)

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	20	70	691	312	—	150	—	17	13
Contract maintenance fees	(1)	(324)	(6,329)	(2,155)	(3)	(156)	(1)	(567)	(5)
Contract owners’ benefits	(263)	(3,049)	(33,047)	(15,098)	(34)	(1,383)	(386)	(4,348)	(1,002)
Transfer (to) from other portfolios	17	(1,740)	(22,724)	(13,450)	(44)	(3,464)	(74)	(1,764)	(81)
Net increase (decrease) in net assets resulting from variable annuity contract transactions	(227)	(5,043)	(61,409)	(30,391)	(81)	(4,853)	(461)	(6,662)	(1,075)

Total increase (decrease) in net assets	72	(1,498)	(44,887)	(2,589)	(42)	(4,172)	(372)	(4,294)	(1,396)

NET ASSETS
Beginning of period	3,118	35,747	567,063	241,370	537	30,515	1,987	50,660	8,632
End of period	$3,190	$34,249	$522,176	$238,781	$495	$26,343	$1,615	$46,366	$7,236

The accompanying notes are an integral part of these financial statements

FSA-61

The Protective Variable Annuity Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2016

	Oppenheimer Variable Account Funds
	Oppenheimer Capital Appreciation Fund/VA SC	Oppenheimer Discovery Mid Cap Growth Fund/VA	Oppenheimer Discovery Mid Cap Growth Fund/VA SC	Oppenheimer Global Fund/VA	Oppenheimer Global Fund/VA SC	Oppenheimer Global Strategic Income Fund/VA	Oppenheimer Global Strategic Income Fund/VA SC	Oppenheimer Government Money Fund/VA	Oppenheimer Main Street Fund/VA	Oppenheimer Main Street Fund/VA SC
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016
FROM OPERATIONS
Net investment income (loss)	$(441)	$(36)	$(9)	$(17)	$(1,336)	$468	$13,351	$(14,882)	$(21)	$(78)
Net realized gain (loss) on investments	2,053	182	73	622	18,890	35	(738)	—	1,297	6,203
Net unrealized appreciation (depreciation) on investments	(4,609)	(130)	(53)	(750)	(19,302)	144	6,475	—	(316)	(502)

Net increase (decrease) in net assets resulting from operations	(2,997)	16	11	(145)	(1,748)	647	19,088	(14,882)	960	5,623

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	1,060	1	3	17	2,003	72	1,672	4,412	12	13,641
Contract maintenance fees	(621)	(2)	(6)	(3)	(3,196)	(6)	(4,584)	(18,304)	(5)	(777)
Contract owners’ benefits	(3,449)	(294)	(56)	(764)	(18,684)	(1,858)	(26,598)	(94,139)	(1,458)	(2,602)
Transfer (to) from other portfolios	13,922	(37)	(19)	3	123,183	(247)	(5,826)	(1,933,312)	(574)	24,029
Net increase (decrease) in net assets resulting from variable annuity contract transactions	10,912	(332)	(78)	(747)	103,306	(2,039)	(35,336)	(2,041,343)	(2,025)	34,291

Total increase (decrease) in net assets	7,915	(316)	(67)	(892)	101,558	(1,392)	(16,248)	(2,056,225)	(1,065)	39,914

NET ASSETS
Beginning of period	58,337	2,782	919	9,091	269,963	13,319	388,478	2,546,039	10,981	35,737
End of period	$66,252	$2,466	$852	$8,199	$371,521	$11,927	$372,230	$489,814	$9,916	$75,651

The accompanying notes are an integral part of these financial statements

FSA-62

The Protective Variable Annuity Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2016

	PIMCO Variable Insurance Trust							Royce Capital Fund
	PIMCO VIT All Asset Advisor	PIMCO VIT Global Diversified Allocation Portfolio	PIMCO VIT Long- Term US Government Advisor	PIMCO VIT Low Duration Advisor	PIMCO VIT Real Return Advisor	PIMCO VIT Short- Term Advisor	PIMCO VIT Total Return Advisor	Royce Capital Fund Micro-Cap SC	Royce Capital Fund Small-Cap SC
	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to	to	to	to	to	to
($ in thousands)	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016	12/31/2016
FROM OPERATIONS
Net investment income (loss)	$114	$12	$128	$271	$3,883	$217	$7,425	$(101)	$1,750
Net realized gain (loss) on investments	10	22	8	(63)	(679)	358	(1,716)	(84)	31,119
Net unrealized appreciation (depreciation) on investments	319	284	(397)	(44)	11,396	158	6,571	4,383	(15,287)

Net increase (decrease) in net assets resulting from operations	443	318	(261)	164	14,600	733	12,280	4,198	17,582

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	407	84	1,317	13,332	1,903	826	19,752	67	1,534
Contract maintenance fees	(67)	(58)	(223)	(1,346)	(4,917)	(843)	(10,677)	(255)	(2,149)
Contract owners’ benefits	(242)	(242)	(1,220)	(6,946)	(20,736)	(5,890)	(49,749)	(1,005)	(9,711)
Transfer (to) from other portfolios	7,212	549	130	24,628	1,611	7,564	21,555	10,842	124,155
Net increase (decrease) in net assets resulting from variable annuity contract transactions	7,310	333	4	29,668	(22,139)	1,657	(19,119)	9,649	113,829

Total increase (decrease) in net assets	7,753	651	(257)	29,832	(7,539)	2,390	(6,839)	13,847	131,411

NET ASSETS
Beginning of period	724	4,545	16,833	88,159	373,368	71,672	861,569	15,408	110,724
End of period	$8,477	$5,196	$16,576	$117,991	$365,829	$74,062	$854,730	$29,255	$242,135

The accompanying notes are an integral part of these financial statements

FSA-63

The Protective Variable Annuity Separate Account

Statement of Changes in Net Assets, continued

For the year ended December 31, 2016

	Rydex Variable Trust		The Universal Institutional Funds, Inc.	VanEck Worldwide Insurance Trust
	Rydex Commodities Strategy	Rydex Inverse Government Long Bond	UIF Global Real Estate II	VanEck Global Hard Asset
	1/1/2016	1/1/2016	1/1/2016	1/1/2016
	to	to	to	to
($ in thousands)	12/31/2016	12/31/2016	12/31/2016	12/31/2016
FROM OPERATIONS
Net investment income (loss)	$—	$—	$10	$(3)
Net realized gain (loss) on investments	—	—	100	1
Net unrealized appreciation (depreciation) on investments	1	—	69	80

Net increase (decrease) in net assets resulting from operations	1	—	179	78

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS
Contract owners’ net payments	—	—	4	—
Contract maintenance fees	—	—	(103)	—
Contract owners’ benefits	—	—	(662)	(6)
Transfer (to) from other portfolios	—	—	142	38
Net increase (decrease) in net assets resulting from variable annuity contract transactions	—	—	(619)	32

Total increase (decrease) in net assets	1	—	(440)	110

NET ASSETS
Beginning of period	8	6	9,253	174
End of period	$9	$6	$8,813	$284

The accompanying notes are an integral part of these financial statements

FSA-64

The Protective Variable Annuity Separate Account

Notes to Financial Statements

(1) Organization

The Protective Variable Annuity Separate Account (“Separate Account”) was established by Protective Life Insurance Company (“Protective Life”) under the provisions of Tennessee law and commenced operations on March 14, 1994.  Protective Life is a wholly owned subsidiary of Protective Life Corporation (“PLC”).  PLC and its subsidiaries are wholly owned subsidiaries of The Dai-ichi Life Insurance Company, Limited, a kabushiki kaisha organized under the laws of Japan (now known as Dai-ichi Life Holdings, Inc.).  The Separate Account is an investment account to which net proceeds from individual flexible premium deferred variable annuity contracts (“Contracts”) issued by Protective Life are allocated until maturity or termination of the Contracts.  The following is a list of each variable annuity product funded by the Separate Account:

Dimensions II	Protective Rewards
Elements Access	Protective Rewards B2A
Elements Classic	Protective Rewards Elite
Elements Plus	Protective Values
Mileage Credit	Protective Values Access
Protective Access	Protective Values Advantage
Protective Access XL	Protective Variable Annuity
Protective Advantage	Protective Variable Annuity (2012) L, B, C Series
Protective Dimensions	Protective Variable Annuity II
Protective Investors Series	Protective Variable Annuity II B Series

Protective Life has structured the Separate Account into a unit investment trust form registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended.  The Separate Account follows the accounting and reporting guidance in ASC Topic 946, “Financial Services — Investment Companies”.

During the years ended December 31, 2017 and 2016, assets were invested in up to one hundred thirty five sub accounts.

American Funds Asset Allocation Class 2	Invesco VI Comstock II
American Funds Asset Allocation Class 4	Invesco VI Equity and Income II
American Funds Blue Chip Income & Growth Class 2	Invesco VI Global Real Estate II
American Funds Blue Chip Income & Growth Class 4	Invesco VI Government Securities II
American Funds Bond Class 4 (a)	Invesco VI Growth & Income I
American Funds Capital Income Builder Class 4 (a)	Invesco VI International Growth II
American Funds Global Growth Class 2	Invesco VI Mid-Cap Growth II
American Funds Global Growth Class 4	Invesco VI Small Cap Equity II
American Funds Global Growth & Income Class 4 (a)	Lord Abbett Bond Debenture VC
American Funds Global Small Capitalization Class 2	Lord Abbett Calibrated Dividend Growth VC
American Funds Global Small Capitalization Class 4	Lord Abbett Classic Stock VC
American Funds Growth Class 2	Lord Abbett Growth & Income VC
American Funds Growth Class 4	Lord Abbett Growth Opportunities VC
American Funds Growth – Income Class 4 (a)	Lord Abbett International Opportunities VC
American Funds International Class 2	Lord Abbett Mid Cap Stock VC
American Funds International Class 4	Lord Abbett Series Fundamental Equity VC
American Funds IS Bond Fund Class 2 (a)	MFS Growth Series IC
American Funds IS Capital Income Builder Class 2 (a)	MFS Growth Series SC
American Funds IS Global Growth and Income Fund Class 2 (a)	MFS Investors Trust IC
American Funds IS Growth – Income Fund Class 2 (a)	MFS Investors Trust SC
American Funds IS US Government/AAA-Rated Securities Fund Class 2 (a)	MFS New Discovery IC
American Funds New World Class 2	MFS New Discovery SC
American Funds New World Class 4	MFS Research IC
American Funds US Government/AAA-Rated Securities Class 4 (a)	MFS Research SC
Calvert VP SRI Balanced
ClearBridge Variable Mid Cap Portfolio II

FSA-65

The Protective Variable Annuity Separate Account

Notes to Financial Statements

ClearBridge Variable Small Cap Growth II	MFS Total Return IC
Fidelity Contrafund Portfolio SC2	MFS Total Return SC
Fidelity Equity Income SC2	MFS Utilities IC
Fidelity Freedom Fund - 2015 Maturity SC2	MFS Utilities SC
Fidelity Freedom Fund - 2020 Maturity SC2	MFS VIT Total Return Bond Series SC
Fidelity Growth Portfolio SC2	MFS VIT Value SC
Fidelity Index 500 Portfolio SC2	MFS VIT II Emerging Markets Equity SC
Fidelity Investment Grade Bonds SC2	MFS VIT II International Value SC
Fidelity Mid Cap SC2	MFS VIT II MA Investors Growth Stock IC
Franklin Flex Cap Growth VIP CL 2	MFS VIT II MA Investors Growth Stock SC
Franklin Income VIP CL 2	Morgan Stanley VIF, Inc. Global Real Estate II (c)
Franklin Mutual Global Discovery VIP CL 2 (a)	Oppenheimer Capital Appreciation Fund/VA
Franklin Mutual Shares VIP CL 2	Oppenheimer Capital Appreciation Fund/VA SC
Franklin Rising Dividend VIP CL 2	Oppenheimer Discovery Mid Cap Growth Fund/VA
Franklin Small Cap Value VIP CL 2	Oppenheimer Discovery Mid Cap Growth Fund/VA SC
Franklin Small-Mid Cap Growth VIP CL 2	Oppenheimer Global Fund/VA
Franklin Strategic Income VIP CL 2 (a)	Oppenheimer Global Fund/VA SC
Franklin US Government Securities VIP CL 2	Oppenheimer Global Strategic Income Fund/VA
Goldman Sachs Global Trends Allocation SC	Oppenheimer Global Strategic Income Fund/VA SC
Goldman Sachs Large Cap Value	Oppenheimer Government Money Fund/VA
Goldman Sachs Large Cap Value Fund SC	Oppenheimer Main Street Fund/VA
Goldman Sachs Mid Cap Value	Oppenheimer Main Street Fund/VA SC
Goldman Sachs Mid Cap Value SC	PIMCO VIT All Asset Advisor
Goldman Sachs Small Cap Equity Insights	PIMCO VIT Global Diversified Allocation Portfolio
Goldman Sachs Small Cap Equity Insights SC	PIMCO VIT Long-Term US Government Advisor
Goldman Sachs Strategic Growth	PIMCO VIT Low Duration Advisor
Goldman Sachs Strategic Growth SC	PIMCO VIT Real Return Advisor
Goldman Sachs Strategic International Equity	PIMCO VIT Short-Term Advisor
Goldman Sachs Strategic International Equity SC	PIMCO VIT Total Return Advisor
Goldman Sachs US Equity Insights	Protective Life Dynamic Allocation Series – Conservative
Goldman Sachs US Equity Insights SC	Protective Life Dynamic Allocation Series – Growth
Goldman Sachs VIT Core Fixed Income SC	Protective Life Dynamic Allocation Series – Moderate
Goldman Sachs VIT Growth Opportunities SC	QS Legg Mason Dynamic Multi-Strategy VIT II
Guggenheim Floating Rate Strategies (Series F)	Royce Capital Fund Micro-Cap SC
Guggenheim Global Managed Futures Strategy	Royce Capital Fund Small-Cap SC
Guggenheim Long Short Equity	Rydex Commodities Strategy
Guggenheim Macro Opportunities Strategies (Series M) (b)	Rydex Inverse Government Long Bond
Guggenheim Multi-Hedge Strategies	Templeton Developing Markets VIP CL 2
Invesco VI American Franchise I	Templeton Foreign VIP CL 2
Invesco VI American Franchise II	Templeton Global Bond VIP Fund CL 2
Invesco VI American Value II	Templeton Growth VIP CL 2
Invesco VI Balanced Risk Allocation II	VanEck Global Hard Asset
Invesco VI Comstock I

(a) Subaccount opened in 2017
(b) Subaccount liquidated during 2016 (c) Subaccount name changed. See below.

Old Subaccount Name	New Subaccount Name
UIF Global Real Estate II	Morgan Stanley VIF, Inc. Global Real Estate II

FSA-66

(1) Organization, continued

Net premiums from the Contracts are allocated to the subaccounts in accordance with contract owner instructions and are recorded as variable annuity contract transactions in the statement of changes in net assets. Such amounts are used to provide account funds to pay contract values under the Contracts.  Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from Protective Life’s other assets and liabilities.

Contract owners may allocate some or all of the applicable gross premiums or transfer some or all of the contract value to the Guaranteed Account, which is part of Protective Life’s General Account. The assets of Protective Life’s General Account support its insurance and annuity obligations and are subject to Protective Life’s general liabilities from business operations. The Guaranteed Account’s balance as of December 31, 2017 was approximately $134.8 million.

(2) Significant Accounting Policies

Investment Valuation

Investments are made and measured in shares and are valued at the net asset values of the respective fund portfolios (“Funds”), whose underlying investments are stated at fair value. The net assets of each subaccount of the Separate Account reflect the investment management fees and other operating expenses incurred by the Funds. Transactions with the Funds are recorded on the trade date.

Net Realized Gains and Losses

Net realized gains and losses on investments include gains and losses on redemptions of the Funds’ shares (determined for each product using the last-in-first-out (LIFO) basis) and capital gain distributions from the Funds.

Dividend Income and Capital Gain Distributions

Dividend income and capital gain distributions are recorded on the ex-dividend date and are reinvested in additional shares of the funds. Ordinary dividend and capital gain distributions are from net investment income and net realized gains, respectively, as recorded in the financial statements of the funds.

Accumulation Unit Value

The Accumulation Unit Value for each class of Accumulation Units in a subaccount at the end of every Valuation Date is the Accumulation Unit value for that class at the end of the previous Valuation Date times the net investment factor as defined in the underlying product prospectuses.

Net transfers (to) from Affiliate or Subaccounts

Net transfers (to) from affiliate or subaccounts include transfers of all or part of the contract owner’s interest to or from another subaccount or to the general account of Protective Life.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make various estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

The results of the operations of the Separate Account are included in the federal income tax return of PLC. Under the provisions of the contracts, Protective Life has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge has been made against the Separate Account for such tax during the year ended December 31, 2017.  Management will periodically review the application of this policy in the event of changes in tax law. Accordingly, a change may be made in future years to consider charges for any federal income taxes that would be attributable to the contracts.

FSA-67

The Protective Variable Annuity Separate Account

Notes to Financial Statements

(2) Significant Accounting Policies, continued

Annuity Payouts

Net assets allocated to contracts in the annuity payout period are computed according to the Annuity 2000 Mortality Table.  The assumed investment return is 5%.  The mortality risk is fully borne by Protective Life and may result in additional amounts being transferred into the Separate Account by Protective Life to cover greater longevity of annuitants than expected.  Conversely, if amounts allocated exceed amounts required, transfers may be made to Protective Life for the calculated or excess differential.  As of December 31, 2017, there are 23 contracts in the annuity payout phase with net assets of approximately $1.7 million.

Risks and Uncertainties

The Separate Account provides for various subaccount investment options in any combination of mutual funds, each of which bears exposure to the market, credit and liquidity risks of the underlying portfolio in which it invests.  Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term could materially affect investment balances, the amounts reported in the Statement of Assets and Liabilities and the amounts reported in the Statements of Changes in Net Assets.  Accordingly, these financial statements should be read in conjunction with the financial statements and footnotes of the underlying mutual funds identified in Note 1.

(3) Fair Value of Financial Instruments

The Separate Account determines the fair value of its financial instruments based on the fair value hierarchy established in FASB guidance referenced in the Fair Value Measurements and Disclosures Topic which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

The Separate Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into a three level hierarchy as outlined within the applicable guidance. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.  As there are no level 2 or level 3 assets in any period presented, disclosure of transfers between levels or disclosure of a reconciliation of level 3 assets is not required.  In addition, there are no other financial assets or assets valued on a non-recurring basis.

Financial assets recorded at fair value in the Statement of Assets and Liabilities are categorized as follows:

Level 1: Unadjusted quoted prices for identical assets in an active market.

Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

a)  Quoted prices for similar assets in active markets

b)  Quoted prices for identical or similar assets in non-active markets

c)  Inputs other than quoted market prices that are observable

d)  Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3: Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset.

FSA-68

The Protective Variable Annuity Separate Account

Notes to Financial Statements

(3) Fair Value of Financial Instruments, continued

Determination of fair values

The Separate Account determines the fair values of certain financial assets based on quoted market prices. All of the investments in the subaccounts of the Separate Account are classified as Level 1 in the fair value hierarchy and consist of open-ended mutual funds. Participants may, without restriction, transact at the daily net asset value (“NAV”) of the mutual funds. The NAV represents the daily per share value based on the fair value of the underlying portfolio of investments of the respective mutual funds.

(4) Changes in Units Outstanding

The change in units outstanding for the years ended December 31, 2017 and 2016 were as follows:

(in thousands)

	2017			2016
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)

American Funds Asset Allocation Class 2	322	586	(264)	1,403	783	620
American Funds Asset Allocation Class 4	284	77	207	179	25	154
American Funds Blue Chip Income & Growth Class 2	297	44	253	421	24	397
American Funds Blue Chip Income & Growth Class 4	32	14	18	51	5	46
American Funds Bond Class 4	29	0	29	NA	NA	NA
American Funds Capital Income Builder Class 4	49	0	49	NA	NA	NA
American Funds Global Growth Class 2	1215	689	526	3,357	170	3,187
American Funds Global Growth Class 4	228	117	111	397	59	338
American Funds Global Growth and Income Class 4	31	2	29	NA	NA	NA
American Funds Global Small Capitalization Class 2	30	4	26	45	0	45
American Funds Global Small Capitalization Class 4	14	1	13	5	0	5
American Funds Growth Class 2	252	47	205	317	18	299
American Funds Growth Class 4	168	10	158	24	9	15
American Funds Growth — Income Class 4	81	1	80	NA	NA	NA
American Funds International Class 2	130	15	115	92	8	84
American Funds International Class 4	6	0	6	0	0	0
American Funds IS Bond Fund Class 2	61	0	61	NA	NA	NA
American Funds IS Capital Income Builder Class 2	39	0	39	NA	NA	NA
American Funds Global Growth and Income Fund Class 2	16	0	16	NA	NA	NA
American Funds IS Growth — Income Fund Class 2	19	0	19	NA	NA	NA
American Funds IS US Government/AAA-Rated Securities Fund Class 2	3	0	3	NA	NA	NA
American Funds New World Class 2	104	12	92	81	3	78
American Funds New World Class 4	3	2	1	5	0	5
American Funds US Government/AAA-Rated Securities Class 4	23	10	13	NA	NA	NA
Calvert VP SRI Balanced	1	7	(6)	0	9	(9)
ClearBridge Variable Mid Cap Portfolio Class II	212	468	(256)	6,029	4,374	1,655
ClearBridge Variable Small Cap Growth II	383	164	219	1,120	832	288
Fidelity Contrafund Portfolio SC2	1,168	2,305	(1,137)	17,384	12,203	5,181
Fidelity Equity Income SC2	9	67	(58)	18	65	(47)
Fidelity Freedom Fund - 2015 Maturity SC2	15	7	8	5	9	(4)
Fidelity Freedom Fund - 2020 Maturity SC2	1	30	(29)	6	14	(8)
Fidelity Growth Portfolio SC2	19	15	4	6	33	(27)
Fidelity Index 500 Portfolio SC2	5,538	2,946	2,592	29,624	17,981	11,643
Fidelity Investment Grade Bonds SC2	3,839	2,063	1,776	6,027	2,391	3,636
Fidelity Mid Cap SC2	1,026	2,758	(1,732)	28,573	19,187	9,386
Franklin Flex Cap Growth VIP CL 2	154	245	(91)	1,944	1,607	337
Franklin Income VIP CL 2	1,142	1,965	(823)	11,207	6,567	4,640
Franklin Mutual Global Discovery VIP CL2	101	5	96	NA	NA	NA
Franklin Mutual Shares VIP CL 2	4,760	8,694	(3,934)	42,038	28,611	13,427
Franklin Rising Dividend VIP CL 2	1,009	2,864	(1,855)	14,356	7,649	6,707
Franklin Small Cap Value VIP CL 2	989	1,205	(216)	1,439	1,004	435
Franklin Small-Mid Cap Growth VIP CL 2	219	339	(120)	2,150	1,374	776
Franklin Strategic Income VIP CL 2	77	1	76	NA	NA	NA
Franklin US Government Securities VIP CL 2	4,963	5,076	(113)	4,579	6,091	(1,512)
Goldman Sachs Global Trends Allocation SC	122	159	(37)	186	171	15
Goldman Sachs Large Cap Value	47	266	(219)	48	344	(296)
Goldman Sachs Large Cap Value Fund SC	237	1,031	(794)	1,296	1,727	(431)

FSA-69

The Protective Variable Annuity Separate Account

Notes to Financial Statements

(4) Changes in Units Outstanding, continued

(in thousands)

	2017			2016
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)

Goldman Sachs Mid Cap Value	5	45	(40)	9	45	(36)
Goldman Sachs Mid Cap Value SC	470	1,173	(703)	14,096	8,764	5,332
Goldman Sachs Small Cap Equity Insights	13	92	(79)	15	107	(92)
Goldman Sachs Small Cap Equity Insights SC	27	135	(108)	22	181	(159)
Goldman Sachs Strategic Growth	24	198	(174)	22	208	(186)
Goldman Sachs Strategic Growth SC	651	1,755	(1,104)	13,190	11,856	1,334
Goldman Sachs Strategic International Equity	40	308	(268)	116	300	(184)
Goldman Sachs Strategic International Equity SC	763	869	(106)	1,959	2,076	(117)
Goldman Sachs US Equity Insights	10	106	(96)	7	122	(115)
Goldman Sachs US Equity Insights SC	2	4	(2)	0	6	(6)
Goldman Sachs VIT Core Fixed Income SC	504	198	306	1,418	149	1,269
Goldman Sachs VIT Growth Opportunities SC	129	598	(469)	1,206	1,039	167
Guggenheim Floating Rate Strategies (Series F)	75	31	44	278	115	163
Guggenheim Global Managed Futures Strategy	6	6	0	14	7	7
Guggenheim Long Short Equity	5	9	(4)	14	8	6
Guggenheim Macro Opportunities Strategies (Series M)				7	20	(13)
Guggenheim Multi-Hedge Strategies	11	11	0	17	6	11
Invesco VI American Franchise I	25	98	(73)	3	83	(80)
Invesco VI American Franchise II	11	49	(38)	8	27	(19)
Invesco VI American Value II	2,526	2,467	59	7,079	4,225	2,854
Invesco VI Balanced Risk Allocation II	728	1,201	(473)	1,171	1,020	151
Invesco VI Comstock I	10	161	(151)	9	152	(143)
Invesco VI Comstock II	546	1.302	(756)	4.894	3.984	910
Invesco VI Equity and Income II	642	1,705	(1,063)	15,828	9,719	6,109
Invesco VI Global Real Estate II	2,783	1,634	1,149	2,260	2,301	(41)
Invesco VI Government Securities II	2,598	1,300	1,298	4,106	1,568	2,538
Invesco VI Growth & Income I	41	194	(153)	19	229	(210)
Invesco VI Growth & Income II	624	5,284	(4,660)	54,607	38,090	16,517
Invesco VI International Growth II	5,011	1,454	3,557	14,443	14,550	(107)
Invesco VI Mid-Cap Growth II	276	470	(194)	1,572	1,231	341
Invesco VI Small Cap Equity II	175	134	41	1,857	1,234	623
Lord Abbett Bond Debenture VC	2,454	3,937	(1,483)	3,656	5,468	(1,812)
Lord Abbett Calibrated Dividend Growth VC	652	693	(41)	3,499	861	2,638
Lord Abbett Classic Stock VC	64	301	(237)	1,939	1,333	606
Lord Abbett Growth & Income VC	43	698	(655)	291	847	(556)
Lord Abbett Growth Opportunities VC	209	539	(330)	8,524	5,987	2,537
Lord Abbett International Opportunities VC	177	414	(237)	384	584	(200)
Lord Abbett Mid Cap Stock VC	393	710	(317)	794	827	(33)
Lord Abbett Series Fundamental Equity VC	294	1,734	(1,440)	16,134	9,449	6,685
MFS Growth Series IC	12	44	(32)	11	29	(18)
MFS Growth Series SC	85	377	(292)	116	729	(613)
MFS Investors Trust IC	3	44	(41)	6	58	(52)
MFS Investors Trust SC	51	499	(448)	93	543	(450)
MFS New Discovery IC	3	11	(8)	3	8	(5)
MFS New Discovery SC	29	455	(426)	197	431	(234)
MFS Research IC	4	49	(45)	3	52	(49)
MFS Research SC	7	37	(30)	18	42	(24)
MFS Total Return IC	19	149	(130)	34	165	(131)
MFS Total Return SC	126	466	(340)	128	487	(359)
MFS Utilities IC	2	19	(17)	7	13	(6)
MFS Utilities SC	39	250	(211)	114	348	(234)
MFS VIT Total Return Bond Series SC	3,037	4,418	(1,381)	1,309	6,649	(5,340)
MFS VIT Value SC	145	1,598	(1,453)	240	1,897	(1,657)
MFS VIT II Emerging Markets Equity SC	14	22	(8)	4	14	(10)
MFS VIT II International Value SC	49	247	(198)	51	400	(349)
MFS VIT II MA Investors Growth Stock IC	3	24	(21)	5	50	(45)
MFS VIT II MA Investors Growth Stock SC	55	715	(660)	94	749	(655)
Oppenheimer Capital Appreciation Fund/VA	3	27	(24)	9	53	(44)
Oppenheimer Capital Appreciation Fund/VA SC	316	588	(272)	5,573	4,963	610
Oppenheimer Discovery Mid Cap Growth Fund/VA	0	15	(15)	1	16	(15)
Oppenheimer Discovery Mid Cap Growth Fund/VA SC	0	7	(7)	6	10	(4)
Oppenheimer Global Fund/VA	7	35	(28)	6	29	(23)
Oppenheimer Global Fund/VA SC	519	3,563	(3,044)	20,784	13,843	6,941
Oppenheimer Global Strategic Income Fund/VA	20	80	(60)	14	111	(97)

FSA-70

The Protective Variable Annuity Separate Account

Notes to Financial Statements

(4) Changes in Units Outstanding, continued

(in thousands)

	2017			2016
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)

Oppenheimer Global Strategic Income Fund/VA SC	1,619	2,564	(945)	1,059	3,313	(2,254)
Oppenheimer Government Money Fund/VA	74,134	98,575	(24,441)	491,886	819,143	(327,257)
Oppenheimer Main Street Fund/VA	3	87	(84)	6	98	(92)
Oppenheimer Main Street Fund/VA SC	825	582	243	3,832	1,882	1,950
PIMCO VIT All Asset Advisor	82	89	(7)	1,162	425	737
PIMCO VIT Global Diversified Allocation Portfolio	133	134	(1)	98	64	34
PIMCO VIT Long-Term US Government Advisor	460	281	179	685	684	1
PIMCO VIT Low Duration Advisor	2,360	1,632	728	4,254	1,381	2,873
PIMCO VIT Real Return Advisor	3,327	3,322	5	1,992	4,057	(2,065)
PIMCO VIT Short-Term Advisor	1,165	1,406	(241)	1,565	1,406	159
PIMCO VIT Total Return Advisor	7,498	7,347	151	7,303	8,879	(1,576)
Protective Life Dynamic Allocation Series Portfolio - Conservative	1,007	152	855	1,079	250	829
Protective Life Dynamic Allocation Series Portfolio — Growth	2,592	239	2,353	1,815	97	1,718
Protective Life Dynamic Allocation Series Portfolio — Moderate	7,561	412	7,149	2,823	423	2,400
QS Legg Mason Dynamic Multi-Strategy VIT II	70	598	(528)	459	1,031	(572)
Royce Capital Fund Micro-Cap SC	833	1,077	(244)	2,985	2,025	960
Royce Capital Fund Small-Cap SC	16,992	17,752	(760)	30,616	23,396	7,220
Rydex Commodities Strategy	0	0	0	0	0	0
Rydex Inverse Government Long Bond	0	0	0	0	0	0
Templeton Developing Markets VIP CL 2	754	387	367	2,143	1,137	1,006
Templeton Foreign VIP CL 2	403	1,326	(923)	4,414	3,358	1,056
Templeton Global Bond VIP Fund CL 2	1,935	3,212	(1,277)	2,900	3,492	(592)
Templeton Growth VIP CL 2	150	1,698	(1,548)	3,831	3,403	428
UIF Global Real Estate II	142	153	(11)	130	175	(45)
VanEck Global Hard Asset	0	1	(1)	1	0	1

FSA-71

The Protective Variable Annuity Separate Account

Notes to Financial Statements

(5) Investments

The cost of purchases and proceeds from sales of investments, including distributions received and reinvested, for the year ended December 31, 2017 are as follows:

(in thousands)	Purchases	Sales

American Funds Asset Allocation Class 2	$9,753	$11,440
American Funds Asset Allocation Class 4	3,245	745
American Funds Blue Chip Income & Growth Class 2	3,784	364
American Funds Blue Chip Income & Growth Class 4	408	155
American Funds Bond Class 4	302	3
American Funds Capital Income Builder Class 4	524	6
American Funds Global Growth Class 2	12,206	5,261
American Funds Global Growth Class 4	2,232	910
American Funds Global Growth & Income Class 4	362	29
American Funds Global Small Capitalization Class 2	297	41
American Funds Global Small Capitalization Class 4	143	16
American Funds Growth Class 2	3,660	469
American Funds Growth Class 4	1,978	122
American Funds Growth — Income Class 4	909	13
American Funds International Class 2	1,375	139
American Funds International Class 4	68	1
American Funds IS Bond Fund Class 2	625	1
American Funds IS Capital Income Builder Class 2	416	1
American Funds IS Global Growth and Income Fund Class 2	184	1
American Funds IS Growth — Income Fund Class 2	207	1
American Funds IS US Government/AAA-Rated Securities Fund Class 2	26	0
American Funds New World Class 2	1,126	97
American Funds New World Class 4	30	20
American Funds US Government/AAA — Rated Securities Class 4	237	97
Calvert VP SRI Balanced	48	168
ClearBridge Variable Mid Cap Portfolio Class II	7,258	9,066
ClearBridge Variable Small Cap Growth II	8,407	3,579
Fidelity Contrafund Portfolio SC2	37,261	46,902
Fidelity Equity Income SC2	428	1,460
Fidelity Freedom Fund - 2015 Maturity SC2	269	134
Fidelity Freedom Fund - 2020 Maturity SC2	89	569
Fidelity Growth Portfolio SC2	605	403
Fidelity Index 500 Portfolio SC2	91,768	33,663
Fidelity Investment Grade Bonds SC2	41,316	17,356
Fidelity Mid Cap SC2	34,291	54,584
Franklin Flex Cap Growth VIP CL 2	2,473	4,655
Franklin Income VIP CL 2	23,994	30,813
Franklin Mutual Global Discovery VIP CL 2	1,068	56
Franklin Mutual Shares VIP CL 2	108,027	135,720
Franklin Rising Dividend VIP CL 2	35,000	57,387
Franklin Small Cap Value VIP CL 2	21,258	21,380
Franklin Small-Mid Cap Growth VIP CL 2	6,731	6,358
Franklin Strategic Income VIP CL 2	805	14
Franklin US Government Securities VIP CL 2	43,410	36,284
Goldman Sachs Global Trends Allocation SC	1,517	1,807
Goldman Sachs Large Cap Value	9,623	7,876
Goldman Sachs Large Cap Value Fund SC	26,928	16,514
Goldman Sachs Mid Cap Value	535	1,319
Goldman Sachs Mid Cap Value SC	15,312	19,618
Goldman Sachs Small Cap Equity Insights	3,447	4,398
Goldman Sachs Small Cap Equity Insights SC	2,401	2,916
Goldman Sachs Strategic Growth	2,232	6,294
Goldman Sachs Strategic Growth SC	19,292	37,764
Goldman Sachs Strategic International Equity	874	5,086
Goldman Sachs Strategic International Equity SC	8,526	9,780
Goldman Sachs US Equity Insights	4,005	5,203
Goldman Sachs US Equity Insights SC	144	118
Goldman Sachs VIT Core Fixed Income SC	4,644	1,099
Goldman Sachs VIT Growth Opportunities SC	8,826	12,839
Guggenheim Floating Rate Strategies (Series F)	868	300
Guggenheim Global Managed Futures Strategy	67	58
Guggenheim Long Short Equity	53	97
Guggenheim Multi-Hedge Strategies	115	118
Invesco VI American Franchise I	720	1,056

FSA-72

The Protective Variable Annuity Separate Account

Notes to Financial Statements

(5) Investments, continued

(in thousands)	Purchases	Sales

Invesco VI American Franchise II	$373	$643
Invesco VI American Value II	39,765	37,155
Invesco VI Balanced Risk Allocation II	15,637	15,480
Invesco VI Comstock I	2,006	5,039
Invesco VI Comstock II	22,269	34,363
Invesco VI Equity and Income II	17,765	34,492
Invesco VI Global Real Estate II	28,755	13,473
Invesco VI Government Securities II	23,107	8,623
Invesco VI Growth & Income I	2,885	5,524
Invesco VI Growth & Income II	49,934	118,216
Invesco VI International Growth II	53,200	11,885
Invesco VI Mid-Cap Growth II	6,267	7,891
Invesco VI Small Cap Equity II	3,094	1,885
Lord Abbett Bond Debenture VC	60,473	62,151
Lord Abbett Calibrated Dividend Growth VC	17,803	14,312
Lord Abbett Classic Stock VC	3,699	5,709
Lord Abbett Growth & Income VC	9,996	15,384
Lord Abbett Growth Opportunities VC	5,952	10,926
Lord Abbett International Opportunities VC	4,989	6,721
Lord Abbett Mid Cap Stock VC	13,402	14,467
Lord Abbett Series Fundamental Equity VC	24,231	31,770
MFS Growth Series IC	546	1,336
MFS Growth Series SC	3,878	9,599
MFS Investors Trust IC	421	1,218
MFS Investors Trust SC	3,829	11,719
MFS New Discovery IC	143	487
MFS New Discovery SC	2,179	14,564
MFS Research IC	547	1,438
MFS Research SC	500	938
MFS Total Return IC	1,620	4,262
MFS Total Return SC	5,426	10,288
MFS Utilities IC	185	770
MFS Utilities SC	2,209	6,705
MFS VIT Total Return Bond SC	32,652	37,814
MFS VIT Value SC	15,604	35,960
MFS VIT II Emerging Markets Equity SC	138	220
MFS VIT II International Value SC	848	4,061
MFS VIT II MA Investors Growth Stock Portfolio IC	126	309
MFS VIT II MA Investors Growth Stock Portfolio SC	3,043	8,622
Oppenheimer Capital Appreciation Fund/VA	812	836
Oppenheimer Capital Appreciation Fund/VA SC	11,712	11,820
Oppenheimer Discovery Mid Cap Growth Fund/VA	262	424
Oppenheimer Discovery Mid Cap Growth Fund/VA SC	103	156
Oppenheimer Global Fund/VA	318	1,509
Oppenheimer Global Fund/VA SC	12,678	94,131
Oppenheimer Global Strategic Income Fund/VA	645	1,874
Oppenheimer Global Strategic Income Fund/VA SC	19,064	31,660
Oppenheimer Government Money Fund/VA	314,588	427,117
Oppenheimer Main Street Fund/VA	363	2,371
Oppenheimer Main Street Fund/VA SC	15,901	9,890
PIMCO VIT All Asset Advisor	1,253	1,038
PIMCO VIT Global Diversified Allocation Portfolio	1,681	1,595
PIMCO VIT Long-Term US Government Advisor	6,137	3,688
PIMCO VIT Low Duration Advisor	21,200	13,481
PIMCO VIT Real Return Advisor	27,890	23,913
PIMCO VIT Short-Term Advisor	10,567	12,574
PIMCO VIT Total Return Advisor	66,602	58,909
Protective Life Dynamic Allocation Series Portfolio - Conservative	10,696	1,505
Protective Life Dynamic Allocation Series Portfolio — Growth	29,088	1,732
Protective Life Dynamic Allocation Series Portfolio — Moderate	82,054	2,724
QS Legg Mason Dynamic Multi-Strategy VIT II	882	7,213
Royce Capital Fund Micro-Cap SC	11,631	11,588
Royce Capital Fund Small-Cap SC	194,669	196,549
Rydex Commodities Strategy	1	1
Rydex Inverse Government Long Bond	2	0
Templeton Developing Markets VIP CL 2	6,994	3,778
Templeton Foreign VIP CL 2	7,099	17,749
Templeton Global Bond VIP Fund CL 2	15,385	34,833
Templeton Growth VIP CL 2	4,099	26,319
UIF Global Real Estate II	1,886	1,931
VanEck Global Hard Asset	8	39

FSA-73

The Protective Variable Annuity Separate Account

Notes to Financial Statements

(6) Financial Highlights

Protective Life sells a number of variable annuity products that are funded by the Separate Account.  These products have unique combinations of features and fees that are charged against the contract owner’s account.  Differences in the fee structures result in a variety of unit values, expense ratios and total returns.  The following tables were developed by determining which products offered by Protective Life and funded by the Separate Account have the highest and lowest expense ratios.  The summaries may not reflect or directly equate to the minimum and maximum contract charges offered by Protective Life, as contract owners may not have selected all available and applicable contract options for or during the periods presented.

A summary of the units outstanding, unit fair values, net assets for variable annuity contracts, net investment income ratios, the expense ratios, excluding expenses of the underlying funds, and total returns for each of the five years in the period ended December 31, 2017, were as follows:

	As of December 31				For the year ended December 31
Subaccount	Units (000’s)	Unit Fair Value Lowest	Unit Fair Value Highest	Net Assets (000’s)	Investment Income Ratio*	Expense Ratio Lowest **	Expense Ratio Highest **	Total Return Lowest ***	Total Return Highest ***
American Funds Asset Allocation Class 2
2017	4,101	$18.42	$25.89	$83,402	1.54%	0.60%	1.70%	14.26%	15.54%
2016	4,365	16.05	22.45	77,786	1.70%	0.60%	1.70%	7.56%	8.76%
2015	3,745	14.85	20.68	63,311	1.63%	0.60%	1.70%	-0.32%	0.79%
2014	3,928	14.81	20.56	66,817	1.45%	0.60%	1.70%	3.61%	4.76%
2013	4,306	14.18	19.67	70,370	1.43%	0.60%	1.70%	21.59%	22.95%
American Funds Asset Allocation Class 4
2017	434	11.43	12.05	5,173	1.65%	1.00%	1.30%	14.41%	14.75%
2016	226	10.53	10.53	2,384	1.96%	1.30%	1.30%	7.75%	7.75%
2015	72	9.77	9.77	708	2.37%	1.30%	1.30%	-0.18%	-0.18%
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Blue Chip Income & Growth Class 2
2017	897	12.83	12.83	11,511	2.27%	0.90%	0.90%	15.99%	15.99%
2016	644	11.06	11.06	7,126	2.63%	0.90%	0.90%	17.64%	17.64%
2015	247	9.41	9.41	2,320	3.11%	0.90%	0.90%	-2.97%	-2.97%
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Blue Chip Income & Growth Class 4
2017	88	12.62	12.62	1,109	2.07%	1.30%	1.30%	15.19%	15.19%
2016	69	10.96	10.96	761	2.74%	1.30%	1.30%	16.96%	16.96%
2015	23	9.37	9.37	218	2.92%	1.30%	1.30%	-3.25%	-3.25%
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Bond Class 4 (b)
2017	29	10.11	10.22	294	2.98%	1.00%	1.30%	0.89%	2.26%
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Capital Income Builder Class 4 (c)
2017	49	10.70	11.18	529	2.29%	1.00%	1.30%	6.35%	11.53%
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Global Growth Class 2
2017	4,714	12.54	12.54	59,095	0.73%	0.90%	0.90%	30.29%	30.29%
2016	4,188	9.62	9.62	40,296	1.29%	0.90%	0.90%	-0.28%	-0.28%
2015	1,000	9.65	9.65	9,654	1.43%	0.90%	0.90%	-1.22%	-1.22%
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Global Growth Class 4
2017	615	11.90	12.32	7,571	0.64%	1.00%	1.30%	14.10%	29.42%
2016	505	9.52	9.52	4,804	0.94%	1.30%	1.30%	-0.93%	-0.93%
2015	166	9.61	9.61	1,593	1.43%	1.30%	1.30%	-1.56%	-1.56%
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

FSA-74

The Protective Variable Annuity Separate Account

Notes to Financial Statements

(6) Financial Highlights, continued

	As of December 31				For the year ended December 31
Subaccount	Units (000’s)	Unit Fair Value Lowest	Unit Fair Value Highest	Net Assets (000’s)	Investment Income Ratio*	Expense Ratio Lowest **	Expense Ratio Highest **	Total Return Lowest ***	Total Return Highest ***

American Funds Global Growth & Income Class 4 (n)
2017	29	$11.36	$12.01	$356	3.86%	1.00%	1.30%	12.20%	20.86%
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Global Small Capitalization Class 2
2017	84	11.17	11.17	942	0.44%	0.90%	0.90%	24.77%	24.77%
2016	59	8.96	8.96	525	0.40%	0.90%	0.90%	1.18%	1.18%
2015	14	8.85	8.85	123	0.00%	0.90%	0.90%	-12.31%	-12.31%
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Global Small Capitalization Class 4
2017	19	10.98	10.98	203	0.43%	1.30%	1.30%	24.00%	24.00%
2016	6	8.86	8.86	50	0.17%	1.30%	1.30%	0.53%	0.53%
2015	1	8.81	8.81	9	0.00%	1.30%	1.30%	-12.62%	-12.62%
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Growth Class 2
2017	672	13.75	13.75	9,234	0.58%	0.90%	0.90%	27.14%	27.17%
2016	467	10.81	10.81	5,044	1.01%	0.90%	0.90%	8.51%	8.51%
2015	168	9.96	9.96	1,669	0.90%	0.90%	0.90%	0.92%	0.92%
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Growth Class 4
2017	193	11.63	13.51	2,366	0.58%	1.00%	1.30%	13.12%	26.33%
2016	35	10.70	10.70	378	0.68%	1.30%	1.30%	7.80%	7.80%
2015	21	9.92	9.92	211	0.73%	1.30%	1.30%	0.59%	0.59%
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Growth — Income Class 4 (d)
2017	79	11.36	12.01	948	2.15%	1.00%	1.30%	12.20%	20.86%
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds International Class 2
2017	248	11.67	11.67	2,890	1.54%	0.90%	0.90%	30.96%	30.96%
2016	132	8.91	8.91	1,179	1.95%	0.90%	0.90%	2.60%	2.60%
2015	48	8.69	8.69	420	2.19%	0.90%	0.90%	-10.14%	-10.14%
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds International Class 4
2017	6	11.48	11.48	74	1.84%	1.30%	1.30%	30.19%	30.19%
2016	0	8.82	8.82	4	1.27%	1.30%	1.30%	1.88%	1.88%
2015	0	8.65	8.65	4	2.40%	1.30%	1.30%	-10.43%	-10.43%
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds IS Bond Fund Class 2 (e)
2017	61	10.16	10.16	617	2.65%	0.90%	0.90%	1.43%	1.43%
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds IS Capital Income Builder Class 2 (f)
2017	39	10.75	10.75	420	1.68%	0.90%	0.90%	6.93%	6.93%
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds IS Global Growth and Income Fund Class 2 (e)
2017	16	11.68	11.68	187	3.21%	0.90%	0.90%	13.92%	13.92%
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

FSA-75

The Protective Variable Annuity Separate Account

Notes to Financial Statements

(6) Financial Highlights, continued

	As of December 31				For the year ended December 31
Subaccount	Units (000’s)	Unit Fair Value Lowest	Unit Fair Value Highest	Net Assets (000’s)	Investment Income Ratio*	Expense Ratio Lowest **	Expense Ratio Highest **	Total Return Lowest ***	Total Return Highest ***

American Funds IS Growth — Income Fund Class 2 (g)
2017	19	$11.42	$11.42	$212	2.08%	0.90%	0.90%	12.69%	12.69%
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds IS US Government/AAA Rated Securities Fund Class 2 (h)
2017	3	9.96	9.96	25	2.15%	0.90%	0.90%	-0.43%	-0.43%
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds New World Class 2
2017	200	12.15	12.15	2,424	1.15%	0.90%	0.90%	28.28%	28.28%
2016	107	9.47	9.47	1,012	1.13%	0.90%	0.90%	4.31%	4.31%
2015	29	9.08	9.08	261	0.45%	0.90%	0.90%	-6.63%	-6.63%
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds New World Class 4
2017	6	11.94	11.94	70	0.86%	1.30%	1.30%	27.39%	27.39%
2016	5	9.37	9.37	46	1.23%	1.30%	1.30%	3.68%	3.68%
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds US Government/AAA — Rated Securities Class 4 (i)
2017	14	9.91	9.99	138	1.73%	1.00%	1.30%	-0.84%	0.27%
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Calvert VP SRI Balanced
2017	55	19.33	23.18	1,253	1.93%	0.85%	1.55%	9.99%	11.22%
2016	62	17.41	20.96	1,267	1.76%	0.85%	1.80%	5.92%	6.94%
2015	71	16.28	19.28	1,351	0.11%	0.70%	1.80%	-3.95%	-2.88%
2014	76	16.79	20.37	1,498	1.40%	0.70%	1.80%	7.63%	8.83%
2013	94	15.45	18.82	1,730	1.00%	0.70%	1.80%	15.88%	17.18%
ClearBridge Variable Mid Cap Portfolio Cl II
2017	3,437	17.81	25.36	72,310	0.19%	0.60%	1.75%	10.59%	11.88%
2016	3,693	16.11	22.67	69,891	0.42%	0.60%	1.75%	7.21%	8.46%
2015	2,038	15.02	20.90	37,265	0.08%	0.60%	1.75%	0.20%	1.38%
2014	3,376	14.99	20.61	59,161	0.09%	0.60%	1.75%	5.94%	7.18%
2013	3,451	14.15	19.23	56,901	0.06%	0.60%	1.75%	34.66%	36.23%
ClearBridge Variable Small Cap Growth II
2017	962	19.33	28.75	22,706	0.00%	0.60%	1.75%	21.75%	23.17%
2016	743	15.88	23.34	14,160	0.00%	0.60%	1.75%	3.70%	4.91%
2015	455	15.31	22.25	8,768	0.00%	0.60%	1.75%	-6.26%	-5.17%
2014	600	16.34	23.46	11,731	0.00%	0.60%	1.75%	1.97%	3.16%
2013	585	16.02	22.74	11,118	0.05%	0.60%	1.75%	44.06%	45.74%
Fidelity Contrafund Portfolio SC2
2017	14,006	18.60	32.49	313,071	0.78%	0.60%	1.75%	19.47%	20.86%
2016	15,143	15.57	26.94	282,691	0.73%	0.60%	1.75%	5.85%	7.09%
2015	9,961	14.71	25.20	184,377	0.78%	0.60%	1.75%	-1.34%	-0.19%
2014	14,617	14.91	25.30	261,613	0.75%	0.60%	1.75%	9.70%	10.99%
2013	15,209	13.59	22.84	248,636	0.87%	0.60%	1.75%	28.67%	30.17%
Fidelity Equity Income SC2
2017	343	16.92	30.28	7,623	1.43%	0.60%	1.65%	10.80%	11.98%
2016	401	15.27	27.09	8,015	2.04%	0.60%	1.65%	15.78%	17.01%
2015	448	13.19	23.20	7,771	2.84%	0.60%	1.65%	-5.82%	-4.81%
2014	511	14.01	24.42	9,403	2.46%	0.60%	1.65%	6.69%	7.83%
2013	616	13.13	22.70	10,492	2.21%	0.60%	1.65%	25.72%	27.06%
Fidelity Freedom Fund - 2015 Maturity SC2
2017	75	14.73	21.13	1,245	1.36%	0.60%	1.65%	12.91%	14.11%
2016	67	13.05	18.55	1,011	1.24%	0.60%	1.65%	3.84%	4.95%
2015	71	12.56	17.72	1,047	1.77%	0.60%	1.65%	-2.15%	-1.10%
2014	60	12.84	17.95	889	1.26%	0.60%	1.65%	2.73%	3.83%
2013	77	12.50	17.32	1,081	1.59%	0.70%	1.65%	12.22%	13.31%

FSA-76

The Protective Variable Annuity Separate Account

Notes to Financial Statements

(6) Financial Highlights, continued

	As of December 31				For the year ended December 31
Subaccount	Units (000’s)	Unit Fair Value Lowest	Unit Fair Value Highest	Net Assets (000’s)	Investment Income Ratio*	Expense Ratio Lowest **	Expense Ratio Highest **	Total Return Lowest ***	Total Return Highest ***

Fidelity Freedom Fund - 2020 Maturity SC2
2017	96	$14.87	$22.88	$1,808	1.14%	0.60%	1.65%	14.35%	15.57%
2016	125	13.00	19.84	2,079	1.27%	0.60%	1.65%	4.06%	5.17%
2015	133	12.49	18.90	2,097	1.70%	0.60%	1.65%	-2.10%	-1.06%
2014	123	12.76	19.14	1,963	1.37%	0.60%	1.65%	2.87%	3.97%
2013	118	12.41	18.45	1,847	1.48%	0.60%	1.65%	13.73%	14.94%
Fidelity Growth Portfolio SC2
2017	125	32.39	37.77	3,332	0.08%	0.70%	1.65%	32.60%	34.01%
2016	120	16.88	28.24	2,464	0.00%	0.70%	1.65%	-1.10%	-0.15%
2015	147	17.07	28.31	2,962	0.03%	0.60%	1.65%	5.14%	6.26%
2014	169	16.24	26.69	3,191	0.00%	0.60%	1.65%	9.18%	10.35%
2013	187	14.87	24.24	3,295	0.05%	0.70%	1.65%	33.76%	35.05%
Fidelity Index 500 Portfolio SC2
2017	27,652	20.54	34.20	629,068	1.65%	0.60%	1.75%	19.29%	20.68%
2016	25,061	17.22	28.40	474,690	1.74%	0.60%	1.75%	9.64%	10.91%
2015	13,418	15.71	25.66	231,506	2.73%	0.60%	1.75%	-0.68%	0.48%
2014	7,798	15.82	25.59	135,088	2.18%	0.60%	1.75%	11.31%	12.61%
2013	4,456	14.21	22.77	70,003	1.75%	0.60%	1.75%	29.60%	31.12%
Fidelity Investment Grade Bonds SC2
2017	21,901	10.83	15.42	269,099	2.30%	0.60%	1.75%	2.18%	3.37%
2016	20,125	10.60	14.92	242,133	2.46%	0.60%	1.75%	2.66%	3.85%
2015	16,489	10.33	14.38	195,844	2.67%	0.60%	1.75%	-2.58%	-1.44%
2014	12,716	10.60	14.65	159,057	2.01%	0.60%	1.75%	3.77%	4.98%
2013	12,506	10.22	14.02	151,144	2.30%	0.60%	1.75%	-3.78%	-2.65%
Fidelity Mid Cap SC2
2017	17,087	17.46	35.64	370,920	0.48%	0.60%	1.75%	18.44%	19.82%
2016	18,819	14.74	29.88	342,992	0.40%	0.60%	1.75%	9.97%	11.25%
2015	9,433	13.40	26.98	170,667	0.20%	0.60%	1.75%	-3.35%	-2.22%
2014	19,006	13.87	27.71	324,649	0.02%	0.60%	1.75%	4.18%	5.40%
2013	18,745	13.31	26.41	308,715	0.30%	0.60%	1.75%	33.50%	35.06%
Franklin Flex Cap Growth VIP CL 2
2017	1,363	17.07	22.39	27,018	0.00%	0.60%	1.75%	24.73%	26.18%
2016	1,453	13.68	22.39	23,108	0.00%	0.60%	1.75%	-4.58%	-3.47%
2015	1,116	14.34	23.24	18,971	0.00%	0.60%	1.75%	2.54%	3.74%
2014	1,263	13.99	22.45	20,782	0.00%	0.60%	1.75%	4.25%	5.47%
2013	1,395	13.42	21.33	21,883	0.00%	0.60%	1.75%	35.08%	36.66%
Franklin Income VIP CL 2
2017	14,303	13.53	22.67	239,079	4.15%	0.60%	1.75%	7.76%	9.02%
2016	15,126	12.56	20.83	233,837	5.60%	0.60%	1.75%	12.04%	13.34%
2015	10,486	11.21	18.42	150,657	4.95%	0.60%	1.75%	-8.68%	-7.61%
2014	11,175	12.27	19.98	175,785	5.08%	0.60%	1.75%	2.79%	3.99%
2013	16,684	11.94	19.25	244,491	6.40%	0.60%	1.75%	11.95%	13.26%
Franklin Mutual Global Discovery VIP CL 2 (j)
2017	96	10.34	10.77	1,010	1.19%	0.60%	1.75%	2.66%	7.52%
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Franklin Mutual Shares VIP CL 2
2017	42,841	15.59	25.53	760,362	2.21%	0.60%	1.75%	6.46%	7.70%
2016	46,777	14.63	23.75	775,502	2.36%	0.60%	1.75%	14.04%	15.36%
2015	33,349	12.82	20.63	484,637	2.96%	0.60%	1.75%	-6.60%	-5.51%
2014	47,438	13.71	21.87	728,537	2.04%	0.60%	1.75%	5.25%	6.48%
2013	51,645	13.01	20.58	747,537	2.13%	0.60%	1.75%	26.02%	27.49%
Franklin Rising Dividend VIP CL 2
2017	18,488	19.37	32.30	405,590	1.53%	0.60%	1.75%	18.46%	19.84%
2016	20,344	16.35	27.00	375,007	1.69%	0.60%	1.75%	14.02%	15.35%
2015	13,637	14.34	23.46	228,798	1.70%	0.60%	1.75%	-5.33%	-4.23%
2014	21,975	15.15	24.54	374,563	1.34%	0.60%	1.75%	6.82%	8.07%
2013	23,222	14.18	22.76	369,882	1.58%	0.60%	1.75%	27.42%	28.91%
Franklin Small Cap Value VIP CL 2
2017	2,608	18.81	25.94	59,518	0.51%	0.60%	1.75%	8.72%	9.99%
2016	2,824	17.31	23.59	58,900	0.87%	0.60%	1.75%	27.92%	29.41%
2015	2,388	13.53	18.23	40,092	0.75%	0.60%	1.75%	-9.01%	-7.94%
2014	2,608	14.87	19.80	47,346	0.63%	0.60%	1.75%	-1.19%	-0.03%
2013	3,103	15.05	19.81	55,983	1.31%	0.60%	1.75%	33.86%	35.42%

FSA-77

The Protective Variable Annuity Separate Account

Notes to Financial Statements

(6) Financial Highlights, continued

	As of December 31				For the year ended December 31
Subaccount	Units (000’s)	Unit Fair Value Lowest	Unit Fair Value Highest	Net Assets (000’s)	Investment Income Ratio*	Expense Ratio Lowest **	Expense Ratio Highest **	Total Return Lowest ***	Total Return Highest ***

Franklin Small-Mid Cap Growth VIP CL 2
2017	1,735	$16.74	$31.73	$34,548	0.00%	0.60%	1.75%	19.28%	20.67%
2016	1,854	14.04	26.35	31,042	0.00%	0.60%	1.75%	2.35%	3.55%
2015	1,078	13.71	25.50	18,593	0.00%	0.60%	1.75%	-4.36%	-3.24%
2014	1,612	14.34	26.40	27,779	0.00%	0.60%	1.75%	5.59%	6.83%
2013	1,656	13.58	24.77	27,080	0.00%	0.60%	1.75%	35.74%	37.33%
Franklin Strategic Income VIP CL2 (k)
2017	76	10.15	10.40	790	2.78%	0.90%	1.30%	1.09%	3.52%
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Franklin US Government Securities VIP CL 2
2017	49,200	9.68	12.87	534,690	2.63%	0.60%	1.75%	-0.43%	0.73%
2016	49,314	9.73	12.77	534,483	2.50%	0.60%	1.75%	-1.09%	0.06%
2015	50,826	9.83	12.76	553,686	2.58%	0.60%	1.75%	-1.28%	-0.13%
2014	57,003	9.96	12.78	623,015	2.66%	0.60%	1.75%	1.58%	2.76%
2013	51,869	9.81	12.44	560,230	2.77%	0.60%	1.75%	-3.95%	-2.82%
Goldman Sachs Global Trends Allocation SC
2017	639	11.42	11.94	7,565	0.30%	1.00%	1.75%	11.14%	11.98%
2016	676	10.20	10.70	7,165	0.29%	1.00%	1.75%	2.52%	3.30%
2015	660	9.87	10.39	6,835	0.11%	1.00%	1.75%	-7.46%	-6.76%
2014	399	10.59	11.17	4,444	0.04%	1.00%	1.75%	2.13%	2.91%
2013	300	10.85	10.89	3,266	0.11%	1.00%	1.75%	3.73%	4.04%
Goldman Sachs Large Cap Value
2017	1,577	20.63	39.54	46,632	1.60%	0.60%	1.80%	7.89%	9.20%
2016	1,796	18.98	36.44	49,161	2.02%	0.60%	1.80%	9.58%	10.91%
2015	2,092	17.20	33.07	51,988	1.35%	0.60%	1.80%	-6.13%	-4.99%
2014	2,441	18.20	35.04	64,132	1.29%	0.60%	1.80%	10.91%	12.26%
2013	3,077	16.29	31.42	71,661	1.15%	0.60%	1.80%	30.84%	32.43%
Goldman Sachs Large Cap Value Fund SC
2017	7,820	15.00	25.70	136,488	1.36%	0.70%	1.75%	7.65%	8.79%
2016	8,615	13.91	23.65	138,956	1.86%	0.70%	1.75%	9.34%	10.51%
2015	9,046	12.69	21.42	131,778	1.08%	0.70%	1.75%	-6.25%	-5.25%
2014	10,963	13.51	22.63	170,959	1.07%	0.70%	1.75%	10.64%	11.82%
2013	13,006	12.19	20.26	181,863	0.93%	0.70%	1.75%	30.61%	32.00%
Goldman Sachs Mid Cap Value
2017	226	27.31	31.93	6,819	0.71%	0.60%	1.80%	9.08%	10.41%
2016	266	25.04	28.95	7,291	1.29%	0.60%	1.80%	11.50%	12.85%
2015	302	22.45	25.68	7,363	0.38%	0.60%	1.80%	-10.87%	-9.79%
2014	357	25.19	28.49	9,659	0.94%	0.60%	1.80%	11.53%	12.89%
2013	447	22.59	25.27	10,787	0.78%	0.60%	1.80%	30.51%	32.10%
Goldman Sachs Mid Cap Value SC
2017	9,603	13.03	19.91	175,683	0.48%	0.70%	1.75%	8.92%	10.07%
2016	10,308	11.87	18.09	172,499	1.51%	0.70%	1.75%	11.30%	12.49%
2015	4,977	10.59	16.08	76,265	0.08%	0.70%	1.75%	-11.11%	-10.16%
2014	9,078	11.82	17.90	152,268	0.79%	0.70%	1.75%	11.31%	12.49%
2013	9,374	10.54	15.91	140,981	0.66%	0.70%	1.75%	30.24%	31.63%
Goldman Sachs Small Cap Equity Insights
2017	541	22.28	56.95	26,763	0.52%	0.60%	1.80%	9.57%	10.90%
2016	620	20.32	51.69	27,860	1.09%	0.60%	1.80%	20.99%	22.46%
2015	712	16.78	42.48	26,200	0.28%	0.60%	1.80%	-3.89%	-2.71%
2014	839	17.44	43.95	31,751	0.73%	0.60%	1.80%	5.01%	6.29%
2013	1,013	16.59	41.63	36,164	0.94%	0.60%	1.80%	33.19%	34.81%
Goldman Sachs Small Cap Equity Insights SC
2017	764	22.45	36.65	18,725	0.29%	0.70%	1.65%	9.39%	10.45%
2016	871	20.50	33.22	19,370	0.85%	0.70%	1.65%	20.97%	22.13%
2015	1,030	16.93	27.22	18,749	0.03%	0.70%	1.65%	-4.10%	-3.18%
2014	1,227	17.64	28.14	23,079	0.50%	0.70%	1.65%	4.93%	5.94%
2013	1,426	16.79	26.59	25,339	0.70%	0.70%	1.65%	33.15%	34.44%
Goldman Sachs Strategic Growth
2017	961	22.65	51.15	33,382	0.51%	0.60%	1.80%	28.32%	29.88%
2016	1,136	17.53	39.64	30,335	0.58%	0.60%	1.80%	0.15%	1.37%
2015	1,322	17.38	39.36	35,156	0.34%	0.60%	1.80%	1.54%	2.78%
2014	1,565	16.99	38.55	40,289	0.35%	0.60%	1.80%	11.60%	12.96%
2013	1,941	15.12	34.35	43,705	0.39%	0.60%	1.80%	30.04%	31.63%

FSA-78

The Protective Variable Annuity Separate Account

Notes to Financial Statements

(6) Financial Highlights, continued

	As of December 31				For the year ended December 31
Subaccount	Units (000’s)	Unit Fair Value Lowest	Unit Fair Value Highest	Net Assets (000’s)	Investment Income Ratio*	Expense Ratio Lowest **	Expense Ratio Highest **	Total Return Lowest ***	Total Return Highest ***

Goldman Sachs Strategic Growth SC
2017	8,794	$16.09	$33.81	$205,502	0.26%	0.70%	1.75%	28.09%	29.45%
2016	9,897	12.46	26.14	180,526	0.42%	0.70%	1.75%	-0.08%	0.98%
2015	8,563	12.38	25.91	157,352	0.11%	0.70%	1.75%	1.34%	2.42%
2014	9,760	12.12	25.33	176,080	0.12%	0.70%	1.75%	11.40%	12.59%
2013	10,537	10.80	22.52	171,088	0.17%	0.70%	1.75%	29.69%	31.08%
Goldman Sachs Strategic International Equity
2017	1,620	14.17	23.67	29,100	1.85%	0.60%	1.80%	24.34%	25.85%
2016	1,888	11.32	18.93	27,037	1.97%	0.60%	1.80%	-4.47%	-3.31%
2015	2,072	11.76	19.71	30,990	1.66%	0.60%	1.80%	-0.76%	0.45%
2014	2,381	11.77	19.75	35,657	3.41%	0.60%	1.80%	-9.20%	-8.10%
2013	2,830	12.87	21.63	46,308	1.76%	0.60%	1.80%	21.97%	23.46%
Goldman Sachs Strategic International Equity SC
2017	4,472	10.77	20.37	55,115	1.70%	0.70%	1.75%	24.01%	25.33%
2016	4,578	8.67	16.27	44,909	1.78%	0.70%	1.75%	-4.56%	-3.54%
2015	4,695	9.07	16.88	47,866	1.46%	0.70%	1.75%	-0.99%	0.07%
2014	5,049	9.14	16.89	51,151	3.23%	0.70%	1.75%	-9.31%	-8.35%
2013	5,641	10.06	18.44	62,577	1.57%	0.70%	1.75%	21.56%	22.86%
Goldman Sachs US Equity Insights
2017	655	22.84	60.03	31,997	1.34%	0.60%	1.80%	21.84%	23.33%
2016	751	18.61	48.99	30,113	1.24%	0.60%	1.80%	8.75%	10.07%
2015	866	16.99	44.80	31,838	1.29%	0.60%	1.80%	-1.99%	-0.79%
2014	1,010	17.22	45.46	37,542	1.34%	0.60%	1.80%	14.27%	15.67%
2013	1,224	14.96	39.56	38,914	1.08%	0.60%	1.80%	35.05%	36.69%
Goldman Sachs US Equity Insights SC
2017	23	21.82	35.10	688	1.22%	0.70%	1.65%	21.77%	22.94%
2016	25	17.81	28.58	601	1.00%	0.70%	1.65%	8.66%	9.70%
2015	30	16.30	26.08	670	1.07%	0.70%	1.65%	-2.05%	-1.10%
2014	38	15.98	26.40	852	1.08%	0.70%	1.65%	14.27%	15.37%
2013	46	13.97	22.91	891	0.84%	0.70%	1.65%	34.97%	36.27%
Goldman Sachs VIT Core Fixed Income SC
2017	2,683	10.26	10.37	27,737	2.66%	0.90%	1.30%	1.80%	2.21%
2016	2,377	10.08	10.15	24,074	2.26%	0.90%	1.30%	1.37%	1.78%
2015	1,109	9.94	9.97	11,044	0.84%	0.90%	1.30%	-0.18%	0.02%
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Goldman Sachs VIT Growth Opportunities SC
2017	2,966	18.08	25.48	67,966	0.00%	0.60%	1.75%	24.71%	26.16%
2016	3,435	14.50	20.19	62,844	0.00%	0.60%	1.75%	-0.35%	0.81%
2015	3,268	14.55	20.03	60,353	0.00%	0.60%	1.75%	-6.86%	-5.77%
2014	3,885	15.62	21.26	75,575	0.00%	0.60%	1.75%	9.16%	10.43%
2013	4,245	14.31	19.25	75,402	0.00%	0.60%	1.75%	29.89%	31.40%
Guggenheim Floating Rate Strategies (Series F)
2017	364	11.28	11.28	4,108	3.36%	1.00%	1.00%	2.43%	2.43%
2016	321	11.01	11.01	3,535	5.07%	1.00%	1.00%	7.48%	7.48%
2015	159	10.25	10.25	1,627	1.89%	1.00%	1.00%	-0.28%	-0.28%
2014	53	10.28	10.28	547	0.00%	1.00%	1.00%	1.36%	1.36%
2013	8	10.14	10.14	84	0.00%	1.00%	1.00%	0.71%	0.71%
Guggenheim Global Managed Futures Strategy
2017	38	10.38	10.38	396	1.40%	1.00%	1.00%	7.63%	7.63%
2016	37	9.64	9.64	361	4.26%	1.00%	1.00%	-15.61%	-15.61%
2015	30	11.42	11.42	345	2.38%	1.00%	1.00%	-2.53%	-2.53%
2014	14	11.72	11.72	165	0.00%	1.00%	1.00%	10.96%	10.96%
2013	0	0.00	0.00	0%		1.00%	1.00%	%	%
Guggenheim Long Short Equity
2017	24	12.23	12.23	294	0.36%	1.00%	1.00%	13.71%	13.71%
2016	28	10.75	10.75	299	0.00%	1.00%	1.00%	-0.35%	-0.35%
2015	22	10.79	10.79	238	0.00%	1.00%	1.00%	0.25%	0.25%
2014	5	10.76	10.76	52	0.00%	1.00%	1.00%	1.77%	1.77%
2013	0	0.00	0.00	0%		1.00%	1.00%	%	%
Guggenheim Macro Opportunities Strategies (Series M)
2017	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016 (l)	—	10.68	10.68	—	7.16%	1.00%	1.00%	N/A	N/A
2015	12	10.50	10.50	131	3.29%	1.00%	1.00%	-1.30%	-1.30%
2014	0	10.64	10.64	4	0.00%	1.00%	1.00%	4.30%	4.30%
2013	0	0.00	0.00	0%		1.00%	1.00%	%	%

FSA-79

The Protective Variable Annuity Separate Account

Notes to Financial Statements

(6) Financial Highlights, continued

	As of December 31				For the year ended December 31
Subaccount	Units (000’s)	Unit Fair Value Lowest	Unit Fair Value Highest	Net Assets (000’s)	Investment Income Ratio*	Expense Ratio Lowest **	Expense Ratio Highest **	Total Return Lowest ***	Total Return Highest ***

Guggenheim Multi-Hedge Strategies
2017	70	$10.70	$10.70	$754	0.00%	1.00%	1.00%	2.64%	2.64%
2016	70	10.43	10.43	730	0.10%	1.00%	1.00%	-1.48%	-1.48%
2015	59	10.58	10.58	624	0.69%	1.00%	1.00%	0.83%	0.83%
2014	17	10.50	10.50	182	0.00%	1.00%	1.00%	3.61%	3.61%
2013	0	0.00	0.00	0%		1.00%	1.00%	%	%
Invesco VI American Franchise I
2017	549	10.14	11.99	6,026	0.08%	0.70%	1.65%	25.25%	26.45%
2016	622	8.09	9.48	5,417	0.00%	0.70%	1.65%	0.59%	1.55%
2015	701	8.04	9.34	6,035	0.00%	0.70%	1.65%	3.28%	4.27%
2014	756	7.79	8.95	6,276	0.04%	0.70%	1.65%	6.65%	7.68%
2013	902	7.15	8.32	6,990	0.43%	0.70%	1.65%	37.62%	39.16%
Invesco VI American Franchise II
2017	216	9.77	35.31	3,188	0.00%	0.60%	1.70%	24.88%	26.27%
2016	254	7.82	28.02	2,947	0.00%	0.60%	1.70%	0.29%	1.41%
2015	273	7.80	27.69	3,191	0.00%	0.60%	1.70%	2.97%	4.12%
2014	338	7.57	26.65	3,775	0.00%	0.60%	1.70%	6.33%	7.52%
2013	415	7.11	24.83	4,326	0.25%	0.60%	1.70%	37.42%	38.96%
Invesco VI American Value II
2017	4,682	16.91	24.09	90,291	0.43%	0.60%	1.75%	7.77%	9.03%
2016	4,624	15.69	22.09	82,200	0.16%	0.60%	1.75%	13.21%	14.53%
2015	1,769	13.86	19.29	27,984	0.00%	0.60%	1.75%	-10.94%	-9.90%
2014	4,498	15.56	21.41	78,129	0.22%	0.60%	1.75%	7.56%	8.82%
2013	3,499	14.46	19.67	56,182	0.65%	0.60%	1.75%	31.59%	33.13%
Invesco VI Balanced Risk Allocation II
2017	6,037	12.88	16.36	85,396	3.75%	0.60%	1.75%	7.92%	9.18%
2016	6,510	11.94	14.99	85,098	0.20%	0.60%	1.75%	9.57%	10.85%
2015	6,359	10.90	13.52	75,614	4.12%	0.60%	1.75%	-6.07%	-4.97%
2014	5,478	11.60	14.23	69,261	0.00%	0.60%	1.75%	3.86%	5.08%
2013	5,776	11.17	13.54	70,321	1.77%	0.60%	1.75%	-0.35%	0.81%
Invesco VI Comstock I
2017	901	29.99	36.45	29,936	2.09%	0.70%	1.80%	15.74%	17.03%
2016	1,053	25.91	31.14	30,040	1.49%	0.70%	1.80%	15.20%	16.48%
2015	1,196	22.49	26.74	29,440	1.91%	0.70%	1.80%	-7.67%	-6.64%
2014	1,439	24.36	28.64	38,137	1.28%	0.70%	1.80%	7.42%	8.62%
2013	1,762	22.68	26.37	43,225	1.62%	0.70%	1.80%	33.53%	35.02%
Invesco VI Comstock II
2017	7,170	19.14	35.13	202,996	1.90%	0.60%	1.80%	15.47%	16.87%
2016	7,926	16.57	30.09	195,282	1.35%	0.60%	1.80%	14.89%	16.29%
2015	7,016	14.41	25.90	158,849	1.57%	0.60%	1.80%	-7.88%	-6.76%
2014	8,915	15.64	27.81	208,968	1.08%	0.60%	1.80%	7.14%	8.45%
2013	10,091	14.59	25.67	221,495	1.41%	0.60%	1.80%	33.22%	34.84%
Invesco VI Equity and Income II
2017	13,848	16.28	28.44	288,949	1.43%	0.60%	1.80%	8.79%	10.12%
2016	14,912	14.95	25.85	285,668	1.96%	0.60%	1.80%	12.78%	14.15%
2015	8,804	13.25	22.67	164,487	1.96%	0.60%	1.80%	-4.34%	-3.17%
2014	13,005	13.85	23.43	239,404	1.59%	0.60%	1.80%	6.81%	8.12%
2013	13,487	12.96	21.70	236,068	1.54%	0.60%	1.80%	22.64%	24.14%
Invesco VI Global Real Estate II
2017	1,344	11.94	14.26	18,081	5.27%	0.90%	1.75%	10.77%	11.72%
2016	196	10.70	12.76	2,438	9.62%	0.90%	1.75%	0.04%	0.90%
2015	238	10.61	12.65	2,960	1.35%	0.90%	1.75%	-3.46%	-2.63%
2014	1,013	10.91	12.99	12,807	1.55%	0.90%	1.75%	12.35%	13.31%
2013	689	9.64	11.46	7,841	4.56%	0.90%	1.75%	0.65%	1.52%
Invesco VI Government Securities II
2017	13,042	9.94	10.98	137,102	1.92%	0.60%	1.80%	-0.10%	1.11%
2016	11,744	9.95	10.86	122,902	1.94%	0.60%	1.80%	-0.81%	0.40%
2015	9,206	10.02	10.82	97,513	1.87%	0.60%	1.80%	-1.74%	-0.54%
2014	9,174	10.20	10.87	98,609	2.84%	0.60%	1.80%	2.01%	3.26%
2013	10,105	9.90	10.53	105,537	3.31%	0.60%	1.80%	-4.60%	-3.44%
Invesco VI Growth & Income I
2016	1,191	26.49	32.20	34,826	1.49%	0.70%	1.80%	12.27%	13.52%
2016	1,343	23.60	28.37	34,809	1.07%	0.70%	1.80%	17.55%	18.86%
2015	1,553	20.08	23.87	34,050	2.88%	0.70%	1.80%	-4.81%	-3.74%
2014	1,819	21.09	24.79	41,653	1.72%	0.70%	1.80%	8.30%	9.51%
2013	2,207	19.47	22.64	46,452	1.44%	0.70%	1.80%	31.67%	33.14%

FSA-80

The Protective Variable Annuity Separate Account

Notes to Financial Statements

(6) Financial Highlights, continued

	As of December 31				For the year ended December 31
Subaccount	Units (000’s)	Unit Fair Value Lowest	Unit Fair Value Highest	Net Assets (000’s)	Investment Income Ratio*	Expense Ratio Lowest **	Expense Ratio Highest **	Total Return Lowest ***	Total Return Highest ***

Invesco VI Growth & Income II
2017	33,288	$18.90	$31.03	$780,598	1.27%	0.60%	1.80%	11.99%	13.35%
2016	37,951	16.87	27.40	789,350	1.09%	0.60%	1.80%	17.29%	18.72%
2015	21,433	14.37	23.10	411,587	2.13%	0.60%	1.80%	-5.05%	-3.89%
2014	33,462	15.13	24.06	636,165	1.52%	0.60%	1.80%	7.99%	9.31%
2013	34,383	14.00	22.04	609,926	1.31%	0.60%	1.80%	31.36%	32.97%
Invesco VI International Growth II
2017	6,507	12.80	13.98	90,138	1.72%	0.60%	1.75%	20.59%	21.99%
2016	2,950	10.60	11.49	33,638	2.74%	0.60%	1.65%	-2.33%	-1.29%
2015	3,057	10.85	11.68	35,435	1.13%	0.60%	1.65%	-4.22%	-3.20%
2014	4,943	11.33	12.10	59,535	1.66%	0.60%	1.65%	-1.56%	-0.51%
2013	6,677	11.51	12.20	81,151	1.26%	0.60%	1.75%	16.64%	18.01%
Invesco VI Mid-Cap Growth II
2017	2,052	10.22	32.38	40,574	0.00%	0.60%	1.75%	20.01%	21.41%
2016	2,245	8.30	26.73	36,819	0.00%	0.60%	1.80%	-1.23%	-0.03%
2015	1,904	8.40	26.79	32,590	0.00%	0.60%	1.80%	-0.77%	0.44%
2014	2,329	8.47	26.72	40,027	0.00%	0.60%	1.80%	5.76%	7.05%
2013	2,627	8.01	25.02	42,639	0.22%	0.60%	1.80%	34.15%	35.78%
Invesco VI Small Cap Equity II
2017	1,069	12.64	16.12	16,795	0.00%	0.90%	1.75%	11.74%	12.71%
2016	1,029	11.22	14.31	14,323	0.00%	0.90%	1.75%	9.89%	10.84%
2015	405	10.14	12.91	5,206	0.00%	0.90%	1.30%	-6.97%	-6.59%
2014	1,197	10.86	13.82	16,478	0.00%	0.90%	1.75%	0.30%	1.17%
2013	857	10.75	13.66	11,681	0.00%	0.90%	1.75%	34.69%	35.85%
Lord Abbett Bond Debenture VC
2017	38,072	13.51	27.79	672,287	4.16%	0.60%	1.80%	7.25%	8.56%
2016	39,558	12.59	25.62	649,430	4.52%	0.60%	1.80%	10.12%	11.46%
2015	41,371	11.42	23.01	618,733	4.38%	0.60%	1.80%	-3.30%	-2.12%
2014	35,674	11.81	23.53	574,288	4.77%	0.60%	1.80%	2.47%	3.72%
2013	34,180	11.52	22.71	546,338	5.45%	0.60%	1.80%	6.23%	7.52%
Lord Abbett Calibrated Dividend Growth VC
2017	4,777	18.49	34.77	111,560	1.71%	0.60%	1.80%	16.99%	18.41%
2016	4,818	15.80	29.39	97,491	2.20%	0.60%	1.80%	13.04%	14.41%
2015	2,179	13.97	25.72	44,923	1.76%	0.60%	1.80%	-3.89%	-2.72%
2014	2,240	14.53	26.46	49,855	1.62%	0.60%	1.80%	9.54%	10.87%
2013	2,707	13.26	23.89	55,197	1.64%	0.60%	1.80%	25.63%	27.16%
Lord Abbett Classic Stock VC
2017	1,575	17.43	26.66	31,026	0.79%	0.60%	1.75%	14.80%	16.14%
2016	1,812	15.17	23.00	31,046	1.22%	0.60%	1.75%	10.48%	11.77%
2015	1,206	13.72	20.62	18,978	0.85%	0.60%	1.75%	-2.64%	-1.50%
2014	1,597	14.07	20.98	25,074	0.70%	0.60%	1.75%	7.23%	8.49%
2013	1,727	13.11	19.38	25,161	1.07%	0.60%	1.75%	27.58%	29.07%
Lord Abbett Growth & Income VC
2017	3,830	17.60	27.90	87,445	1.26%	0.60%	1.80%	11.35%	12.70%
2016	4,486	15.80	24.80	91,339	1.42%	0.60%	1.80%	15.01%	16.41%
2015	5,041	13.73	21.35	88,967	1.13%	0.60%	1.80%	-4.61%	-3.45%
2014	6,108	14.39	22.15	111,740	0.65%	0.60%	1.80%	5.72%	7.01%
2013	7,519	13.60	20.74	129,041	0.54%	0.60%	1.80%	33.46%	35.08%
Lord Abbett Growth Opportunities VC
2017	4,040	16.46	33.89	88,278	0.00%	0.60%	1.75%	20.77%	22.18%
2016	4,371	13.63	27.77	78,729	0.00%	0.60%	1.75%	-0.53%	0.63%
2015	1,834	13.70	27.62	38,378	0.00%	0.60%	1.75%	0.93%	2.11%
2014	1,169	13.58	27.08	28,558	0.00%	0.60%	1.75%	4.22%	5.43%
2013	1,371	13.03	25.71	32,228	0.00%	0.60%	1.75%	34.68%	36.26%
Lord Abbett International Opportunities VC
2017	1,529	15.92	32.00	28,657	1.12%	0.60%	1.75%	36.79%	38.38%
2016	1,766	11.63	23.17	23,968	0.93%	0.60%	1.75%	-5.94%	-4.85%
2015	1,967	12.35	24.40	27,940	0.82%	0.60%	1.75%	9.15%	10.43%
2014	2,106	11.30	22.14	27,249	1.29%	0.60%	1.75%	-7.41%	-6.32%
2013	2,312	12.19	23.68	31,920	1.82%	0.60%	1.75%	29.40%	30.91%
Lord Abbett Mid Cap Stock VC
2017	2,909	16.19	30.03	69,825	0.59%	0.60%	1.80%	4.92%	6.19%
2016	3,226	15.42	28.33	73,435	0.50%	0.60%	1.80%	14.31%	15.70%
2015	3,258	13.49	24.54	66,034	0.55%	0.60%	1.80%	-5.52%	-4.36%
2014	3,911	14.27	25.71	83,064	0.42%	0.60%	1.80%	9.52%	10.86%
2013	4,624	13.02	23.24	89,509	0.40%	0.60%	1.80%	27.98%	29.54%

FSA-81

The Protective Variable Annuity Separate Account

Notes to Financial Statements

(6) Financial Highlights, continued

	As of December 31				For the year ended December 31
Subaccount	Units (000’s)	Unit Fair Value Lowest	Unit Fair Value Highest	Net Assets (000’s)	Investment Income Ratio*	Expense Ratio Lowest **	Expense Ratio Highest **	Total Return Lowest ***	Total Return Highest ***

Lord Abbett Series Fundamental Equity VC
2017	13,068	$16.72	$23.01	$255,340	1.01%	0.60%	1.75%	10.61%	11.90%
2016	14,509	15.11	20.56	254,780	1.49%	0.60%	1.75%	13.73%	15.05%
2015	7,825	13.29	17.87	125,147	0.87%	0.60%	1.75%	-5.13%	-4.02%
2014	13,829	14.01	18.62	223,533	0.45%	0.60%	1.75%	5.27%	6.50%
2013	14,463	13.31	17.49	221,856	0.26%	0.60%	1.75%	33.39%	34.94%
MFS Growth Series IC
2017	150	24.25	38.98	5,354	0.10%	0.70%	1.80%	29.05%	30.30%
2016	182	18.66	30.04	4,941	0.04%	0.70%	1.80%	0.61%	1.73%
2015	200	18.42	29.69	5,390	0.15%	0.70%	1.80%	5.63%	6.81%
2014	207	17.31	27.96	5,404	0.10%	0.70%	1.80%	6.99%	8.18%
2013	231	16.07	25.98	5,680	0.23%	0.70%	1.80%	34.39%	35.90%
MFS Growth Series SC
2017	1,916	21.19	37.59	53,088	0.00%	0.60%	1.80%	28.74%	30.30%
2016	2,207	16.45	29.04	47,069	0.00%	0.60%	1.80%	0.35%	1.57%
2015	2,820	16.38	28.78	58,065	0.00%	0.60%	1.80%	5.37%	6.66%
2014	7,240	15.54	27.16	130,103	0.00%	0.60%	1.80%	6.73%	8.03%
2013	6,350	14.55	25.30	107,814	0.13%	0.60%	1.80%	34.04%	35.68%
MFS Investors Trust IC
2017	270	22.73	30.13	7,660	0.72%	0.70%	1.80%	21.14%	22.49%
2016	310	18.63	24.74	7,227	0.83%	0.70%	1.80%	6.64%	7.83%
2015	361	17.35	23.07	7,853	0.91%	0.70%	1.80%	-1.58%	-0.48%
2014	408	17.50	22.31	8,995	0.92%	0.70%	1.80%	9.01%	10.23%
2013	474	15.94	21.26	9,554	1.08%	0.70%	1.80%	29.68%	31.13%
MFS Investors Trust SC
2017	2,845	19.31	30.53	69,445	0.55%	0.60%	1.75%	20.88%	22.29%
2016	3,293	15.97	25.01	66,205	0.55%	0.60%	1.80%	6.37%	7.67%
2015	3,743	15.01	23.28	70,030	0.81%	0.60%	1.80%	-1.84%	-0.65%
2014	10,844	15.28	23.48	191,030	0.80%	0.60%	1.80%	8.72%	10.05%
2013	10,053	14.05	21.38	163,257	1.03%	0.60%	1.80%	29.37%	30.95%
MFS New Discovery IC
2017	52	36.21	47.18	2,300	0.00%	0.70%	1.80%	24.39%	25.77%
2016	61	28.91	37.72	2,162	0.00%	0.70%	1.80%	7.10%	8.29%
2015	65	26.80	35.03	2,152	0.00%	0.70%	1.80%	-3.65%	-2.57%
2014	76	27.62	36.15	2,594	0.00%	0.70%	1.80%	-8.93%	-7.91%
2013	99	30.11	39.47	3,700	0.00%	0.70%	1.80%	38.98%	40.53%
MFS New Discovery SC
2017	2,284	16.04	45.47	77,142	0.00%	0.60%	1.80%	24.07%	25.58%
2016	2,710	12.92	36.45	73,384	0.00%	0.60%	1.80%	6.85%	8.15%
2015	2,943	12.09	33.92	73,525	0.00%	0.60%	1.80%	-3.90%	-2.73%
2014	3,853	12.57	35.11	94,951	0.00%	0.60%	1.80%	-9.16%	-8.05%
2013	7,089	13.83	38.43	158,400	0.00%	0.60%	1.80%	38.68%	40.37%
MFS Research IC
2017	199	23.91	31.67	5,944	1.30%	0.70%	1.80%	21.16%	22.51%
2016	244	20.40	26.00	6,023	0.76%	0.70%	1.80%	6.79%	7.98%
2015	293	18.92	24.21	6,708	0.74%	0.70%	1.80%	-1.01%	0.10%
2014	328	18.93	24.32	7,558	0.81%	0.70%	1.80%	8.22%	9.43%
2013	367	16.77	22.35	7,811	0.33%	0.70%	1.80%	29.91%	31.36%
MFS Research SC
2017	169	19.44	32.41	4,475	1.11%	0.60%	1.75%	20.93%	22.33%
2016	199	16.08	26.55	4,332	0.51%	0.60%	1.75%	6.60%	7.84%
2015	222	15.08	24.66	4,475	0.50%	0.60%	1.75%	-1.23%	-0.07%
2014	399	15.27	24.73	7,680	0.58%	0.60%	1.75%	8.01%	9.28%
2013	393	14.14	22.68	7,010	0.30%	0.60%	1.75%	29.69%	31.21%
MFS Total Return IC
2017	807	$25.56	$30.77	$23,270	2.34%	0.70%	1.80%	10.29%	11.52%
2016	937	23.01	27.75	24,341	2.83%	0.70%	1.80%	7.14%	8.33%
2015	1,067	21.33	25.75	25,781	2.60%	0.70%	1.80%	-2.16%	-1.07%
2014	1,212	21.64	26.18	29,780	1.84%	0.70%	1.80%	6.55%	7.74%
2013	1,463	20.17	24.43	33,548	1.75%	0.70%	1.80%	16.91%	18.21%
MFS Total Return SC
2017	2,777	15.20	29.67	64,256	2.12%	0.60%	1.80%	10.02%	11.36%
2016	3,118	13.81	26.82	64,933	2.64%	0.60%	1.80%	6.86%	8.16%
2015	3,476	12.91	24.96	67,343	2.44%	0.60%	1.80%	-2.37%	-1.18%
2014	5,578	13.22	25.42	102,488	1.69%	0.60%	1.80%	6.29%	7.59%
2013	5,936	12.43	23.78	104,046	1.66%	0.60%	1.80%	16.60%	18.03%

FSA-82

The Protective Variable Annuity Separate Account

Notes to Financial Statements

(6) Financial Highlights, continued

	As of December 31				For the year ended December 31
Subaccount	Units (000’s)	Unit Fair Value Lowest	Unit Fair Value Highest	Net Assets (000’s)	Investment Income Ratio*	Expense Ratio Lowest **	Expense Ratio Highest **	Total Return Lowest ***	Total Return Highest ***

MFS Utilities IC
2017	74	37.21	40.58	2,920	4.21%	0.70%	1.65%	12.95%	14.03%
2016	92	32.76	35.79	3,190	4.09%	0.70%	1.65%	9.64%	10.69%
2015	99	29.72	32.51	3,118	4.19%	0.70%	1.65%	-15.93%	-15.12%
2014	137	35.15	38.51	5,090	2.09%	0.70%	1.65%	10.88%	11.94%
2013	153	31.53	34.59	5,123	2.26%	0.70%	1.80%	18.35%	19.67%
MFS Utilities SC
2017	1,249	14.38	39.10	33,093	4.18%	0.60%	1.75%	12.50%	13.81%
2016	1,461	12.78	34.58	34,249	3.68%	0.60%	1.75%	9.30%	10.57%
2015	1,694	11.69	31.48	35,747	2.86%	0.60%	1.75%	-16.25%	-15.27%
2014	3,801	13.96	37.40	78,284	1.92%	0.60%	1.80%	10.44%	11.79%
2013	4,035	12.64	33.67	75,165	2.21%	0.60%	1.80%	18.05%	19.49%
MFS VIT Total Return Bond SC
2017	43,300	11.01	13.14	522,114	3.17%	0.60%	1.75%	2.37%	3.56%
2016	44,680	10.76	12.69	522,176	3.19%	0.60%	1.75%	2.20%	3.39%
2015	50,020	10.52	12.27	567,063	3.28%	0.60%	1.75%	-2.32%	-1.18%
2014	64,834	10.77	12.42	741,457	2.76%	0.60%	1.75%	3.77%	4.99%
2013	58,361	10.38	11.83	642,579	1.16%	0.60%	1.75%	-3.01%	-1.88%
MFS VIT Value SC
2017	10,465	19.76	25.25	243,337	1.70%	0.60%	1.75%	15.30%	16.65%
2016	11,919	17.13	21.65	238,781	1.82%	0.60%	1.75%	11.79%	13.10%
2015	13,576	15.33	19.14	241,370	2.28%	0.60%	1.75%	-2.67%	-1.53%
2014	29,436	15.75	19.44	516,769	1.37%	0.60%	1.75%	8.28%	9.54%
2013	29,190	14.54	17.75	471,818	1.03%	0.60%	1.75%	33.23%	34.78%
MFS VIT II Emerging Markets Equity SC
2017	53	10.59	11.29	588	0.98%	0.90%	1.65%	35.40%	36.43%
2016	61	7.82	8.29	495	0.36%	0.90%	1.65%	7.25%	8.07%
2015	72	7.29	7.68	537	0.58%	0.90%	1.65%	-14.52%	-13.87%
2014	143	8.53	8.92	1,241	0.65%	0.90%	1.65%	-8.52%	-7.82%
2013	476	9.31	9.45	4,467	1.61%	0.90%	1.75%	-7.06%	-6.25%
MFS VIT II International Value SC
2017	1,618	14.27	18.24	29,487	1.32%	0.90%	1.30%	25.18%	25.68%
2016	1,817	11.36	14.51	26,343	1.08%	0.90%	1.30%	2.50%	2.91%
2015	2,166	11.05	14.10	30,515	2.73%	0.90%	1.30%	4.94%	5.36%
2014	6,677	10.50	13.38	89,173	2.05%	0.90%	1.75%	-0.63%	0.22%
2013	6,572	13.16	13.35	87,721	1.53%	0.90%	1.75%	25.41%	26.49%
MFS VIT II MA Investors Growth Stock IC
2017	135	12.90	13.30	1,765	0.66%	0.70%	1.80%	26.12%	27.53%
2016	157	10.22	10.43	1,615	0.56%	0.70%	1.80%	4.17%	5.34%
2015	202	9.82	9.90	1,987	1.08%	0.70%	1.80%	-3.72%	-2.91%
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
MFS VIT II MA Investors Growth Stock SC
2017	3,815	12.81	13.26	50,192	0.42%	0.60%	1.80%	25.81%	27.33%
2016	4,476	10.19	10.41	46,366	0.38%	0.60%	1.80%	3.94%	5.21%
2015	5,131	9.80	9.90	50,659	1.07%	0.60%	1.80%	-3.95	-3.06
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Morgan Stanley VIF, Inc. Global Real Estate II (a)
2017	623	12.95	25.92	9,382	2.46%	0.60%	1.75%	7.80%	9.05%
2016	634	12.01	23.82	8,813	1.43%	0.60%	1.75%	1.33%	2.51%
2015	678	11.85	23.28	9,253	2.21%	0.60%	1.75%	-3.14%	-2.01%
2014	750	12.24	23.81	10,471	6.74%	0.60%	1.75%	11.86%	13.17%
2013	828	10.94	21.08	10,250	3.69%	0.60%	1.75%	0.84%	2.02%
Oppenheimer Capital Appreciation Fund/VA
2017	276	$22.56	$33.04	$8,348	0.24%	0.70%	1.80%	24.56%	25.95%
2016	299	17.98	26.38	7,236	0.40%	0.70%	1.80%	-3.96%	-2.88%
2015	343	18.59	27.31	8,632	0.09%	0.70%	1.80%	1.68%	2.82%
2014	397	18.16	26.71	9,817	0.44%	0.70%	1.80%	13.33%	14.60%
2013	464	15.91	23.44	10,032	0.99%	0.70%	1.80%	27.41%	28.83%
Oppenheimer Capital Appreciation Fund/VA SC
2017	3,512	18.19	31.87	76,611	0.01%	0.60%	1.80%	24.24%	25.75%
2016	3,784	14.64	25.51	66,252	0.07%	0.60%	1.80%	-4.18%	-3.01%
2015	3,174	15.27	26.47	58,337	0.00%	0.60%	1.80%	1.41%	2.65%
2014	2,119	15.05	25.96	40,005	0.18%	0.60%	1.80%	13.06%	14.44%
2013	2,395	13.30	22.83	39,883	0.75%	0.60%	1.80%	27.10%	28.65%

FSA-83

The Protective Variable Annuity Separate Account

Notes to Financial Statements

(6) Financial Highlights, continued

	As of December 31				For the year ended December 31
Subaccount	Units (000’s)	Unit Fair Value Lowest	Unit Fair Value Highest	Net Assets (000’s)	Investment Income Ratio*	Expense Ratio Lowest **	Expense Ratio Highest **	Total Return Lowest ***	Total Return Highest ***

Oppenheimer Discovery Mid Cap Growth Fund/VA
2017	96	20.91	29.29	2,700	0.03%	0.70%	1.80%	26.48%	27.69%
2016	112	16.37	23.03	2,466	0.00%	0.70%	1.80%	0.50%	1.62%
2015	127	16.14	22.79	2,782	0.00%	0.70%	1.80%	4.69%	5.86%
2014	139	15.27	21.65	2,907	0.00%	0.70%	1.80%	3.88%	5.04%
2013	167	14.56	20.72	3,343	0.01%	0.70%	1.80%	33.54%	35.03%
Oppenheimer Discovery Mid Cap Growth Fund/VA SC
2017	36	19.30	36.58	927	0.00%	0.60%	1.80%	26.15%	27.69%
2016	42	15.19	28.71	852	0.00%	0.60%	1.80%	0.25%	1.47%
2015	46	15.05	28.35	919	0.00%	0.60%	1.80%	4.44%	5.71%
2014	54	14.31	26.87	1,012	0.00%	0.60%	1.80%	3.63%	4.89%
2013	57	13.71	25.67	1,024	0.00%	0.60%	1.80%	33.19%	34.81%
Oppenheimer Global Fund/VA
2017	215	39.13	49.15	9,783	0.97%	0.70%	1.80%	34.22%	35.71%
2016	243	28.95	36.42	8,199	1.01%	0.70%	1.80%	-1.71%	-0.62%
2015	266	29.25	36.85	9,090	1.33%	0.70%	1.80%	2.08%	3.22%
2014	306	28.45	35.90	10,207	1.10%	0.70%	1.80%	0.45%	1.58%
2013	365	28.12	35.54	12,082	1.36%	0.70%	1.80%	25.02%	26.42%
Oppenheimer Global Fund/VA SC
2017	14,314	17.37	47.45	410,949	0.75%	0.60%	1.80%	33.88%	35.50%
2016	17,359	12.97	35.25	371,521	0.61%	0.60%	1.80%	-1.95%	-0.75%
2015	10,419	13.22	35.75	269,963	1.32%	0.60%	1.80%	1.81%	3.05%
2014	16,067	12.98	34.92	362,251	0.88%	0.60%	1.80%	0.22%	1.44%
2013	17,940	12.95	34.65	399,020	1.17%	0.60%	1.80%	24.71%	26.23%
Oppenheimer Global Strategic Income Fund/VA
2017	492	21.02	24.88	11,143	2.34%	0.70%	1.80%	4.37%	5.53%
2016	552	20.14	23.58	11,927	5.07%	0.70%	1.80%	4.62%	5.79%
2015	648	19.25	22.29	13,319	5.98%	0.70%	1.80%	-4.02%	-2.94%
2014	752	20.06	22.96	16,068	4.25%	0.70%	1.80%	0.99%	2.12%
2013	863	19.86	22.49	18,181	5.03%	0.70%	1.80%	-1.93%	-0.83%
Oppenheimer Global Strategic Income Fund/VA SC
2017	23,422	10.82	23.96	374,253	2.34%	0.60%	1.80%	4.14%	5.40%
2016	24,367	10.39	22.75	372,230	4.61%	0.60%	1.80%	4.36%	5.63%
2015	26,621	9.95	21.56	388,479	5.59%	0.60%	1.80%	-4.24%	-3.08%
2014	28,045	10.38	22.27	425,726	3.91%	0.60%	1.80%	0.65%	1.88%
2013	27,993	10.31	21.88	427,093	4.62%	0.60%	1.80%	-2.16%	-0.96%
Oppenheimer Government Money Fund/VA
2017	92,044	0.91	10.87	377,404	0.39%	0.60%	1.80%	-1.41%	-0.21%
2016	116,486	0.92	10.89	489,814	0.01%	0.60%	1.80%	-1.78%	-0.59%
2015	443,743	0.93	10.96	2,546,039	0.01%	0.60%	1.80%	-1.79%	-0.59%
2014	116,203	0.94	11.02	447,994	0.01%	0.60%	1.80%	-1.79%	-0.59%
2013	64,777	0.95	11.09	116,188	0.01%	0.60%	1.80%	-1.78%	-0.59%
Oppenheimer Main Street Fund/VA
2017	342	22.06	28.88	9,180	1.34%	0.70%	1.80%	14.81%	16.09%
2016	426	19.08	25.01	9,916	1.08%	0.70%	1.80%	9.62%	10.84%
2015	519	17.28	22.69	10,981	0.92%	0.70%	1.80%	1.47%	2.61%
2014	586	16.91	22.24	12,203	0.84%	0.70%	1.80%	8.71%	9.93%
2013	680	15.45	20.34	12,995	1.10%	0.70%	1.80%	29.41%	30.85%
Oppenheimer Main Street Fund/VA SC
2017	4,162	19.83	31.90	92,333	1.07%	0.60%	1.80%	14.60%	15.94%
2016	3,919	17.30	27.57	75,651	0.91%	0.60%	1.80%	9.30%	10.63%
2015	1,969	15.82	24.97	35,737	0.48%	0.60%	1.80%	1.25%	2.49%
2014	1,047	15.62	24.41	19,448	0.58%	0.60%	1.80%	8.42%	9.74%
2013	1,097	14.40	22.29	18,944	0.87%	0.60%	1.80%	29.08%	30.65%
PIMCO VIT All Asset Advisor
2017	807	$11.16	$12.02	$9,406	4.57%	0.90%	1.75%	11.40%	12.36%
2016	814	9.94	10.69	8,477	4.03%	0.90%	1.75%	10.94%	11.89%
2015	76	8.89	9.56	724	3.27%	0.90%	1.75%	-10.78%	-10.00%
2014	84	10.37	10.62	887	3.44%	0.90%	1.75%	-1.30%	-0.45%
2013	606	10.51	10.67	6,413	4.48%	0.90%	1.75%	-1.64%	-0.79%
PIMCO VIT Global Diversified Allocation Portfolio
2017	476	12.36	12.63	5,988	2.94%	1.00%	1.75%	14.82%	15.69%
2016	477	10.76	10.95	5,196	1.65%	1.00%	1.75%	5.76%	6.56%
2015	443	10.17	10.31	4,544	3.42%	1.00%	1.75%	-7.21%	-6.50%
2014	118	10.97	11.06	1,299	4.61%	1.30%	1.75%	3.81%	4.28%
2013	58	10.57	10.60	615	5.42%	1.30%	1.75%	4.11%	4.43%

FSA-84

The Protective Variable Annuity Separate Account

Notes to Financial Statements

(6) Financial Highlights, continued

	As of December 31				For the year ended December 31
Subaccount	Units (000’s)	Unit Fair Value Lowest	Unit Fair Value Highest	Net Assets (000’s)	Investment Income Ratio*	Expense Ratio Lowest **	Expense Ratio Highest **	Total Return Lowest ***	Total Return Highest ***

PIMCO VIT Long-Term US Government Advisor
2017	1,479	12.16	15.88	20,196	2.14%	0.60%	1.75%	6.95%	8.20%
2016	1,301	11.27	14.72	16,576	2.13%	0.60%	1.75%	-1.18%	-0.03%
2015	1,300	11.31	14.76	16,833	1.96%	0.60%	1.75%	-3.21%	-2.08%
2014	1,050	11.59	15.11	13,894	2.19%	0.60%	1.75%	21.73%	23.15%
2013	1,024	9.44	12.30	11,064	2.29%	0.60%	1.75%	-14.56%	-13.56%
PIMCO VIT Low Duration Advisor
2017	12,137	9.67	11.17	125,706	1.23%	0.60%	1.75%	-0.52%	0.64%
2016	11,409	9.72	11.10	117,991	1.43%	0.60%	1.75%	-0.46%	0.70%
2015	8,535	9.77	11.02	88,159	3.37%	0.60%	1.75%	-1.54%	-0.39%
2014	8,042	9.92	11.06	83,935	1.03%	0.60%	1.75%	-1.01%	0.15%
2013	8,206	10.02	11.04	86,219	1.33%	0.60%	1.75%	-1.98%	-0.83%
PIMCO VIT Real Return Advisor
2017	34,564	9.99	12.49	374,317	2.29%	0.60%	1.75%	1.75%	2.93%
2016	34,564	9.82	12.14	365,829	2.18%	0.60%	1.75%	3.26%	4.46%
2015	36,629	9.51	11.62	337,368	4.40%	0.60%	1.75%	-4.50%	-3.38%
2014	31,406	9.96	12.03	336,945	1.32%	0.60%	1.75%	1.19%	2.37%
2013	29,995	9.82	11.75	317,960	1.86%	0.60%	1.75%	-10.89%	-9.85%
PIMCO VIT Short-Term Advisor
2017	7,102	9.76	10.73	72,550	1.60%	0.60%	1.75%	0.52%	1.69%
2016	7,343	9.70	10.56	74,062	1.41%	0.60%	1.75%	0.49%	1.66%
2015	7,184	9.65	10.38	71,672	0.80%	0.60%	1.75%	-0.76%	0.40%
2014	7,993	9.72	10.34	79,774	0.60%	0.60%	1.75%	-1.15%	0.00%
2013	8,264	9.83	10.34	82,907	0.65%	0.60%	1.75%	-1.29%	-0.14%
PIMCO VIT Total Return Advisor
2017	75,131	10.77	12.86	886,921	1.95%	0.60%	1.75%	2.98%	4.18%
2016	74,983	10.45	12.34	854,730	1.99%	0.60%	1.75%	0.79%	1.96%
2015	76,559	10.37	12.11	861,569	5.01%	0.60%	1.75%	-1.41%	-0.25%
2014	73,680	10.52	12.14	838,594	2.10%	0.60%	1.75%	2.35%	3.55%
2013	73,904	10.28	11.72	818,498	2.12%	0.60%	1.75%	-3.77%	-2.65%
Protective Life Dynamic Allocation Series — Conservative
2017	1,683	10.91	11.32	18,884	1.29%	0.90%	1.75%	10.41%	11.36%
2016 (m)	829	9.88	10.16	8,345	0.00%	0.90%	1.65%	-1.13%	2.09%
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Protective Life Dynamic Allocation Series — Growth
2017	4,072	12.28	12.79	51,869	0.89%	0.90%	1.65%	20.80%	21.72%
2016 (m)	1,718	10.17	10.50	17,962	0.00%	1.00%	1.65%	1.72%	6.07%
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Protective Life Dynamic Allocation Series — Moderate
2017	9,550	11.32	11.76	112,089	0.94%	0.90%	1.65%	13.52%	14.39%
2016 (m)	2,400	9.97	10.28	24,575	0.00%	1.00%	1.65%	-0.27%	3.40%
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
QS Legg Mason Dynamic Multi-Strategy VIT II
2017	2,328	11.36	12.76	29,362	1.15%	1.00%	1.75%	11.83%	12.68%
2016	2,856	10.08	11.36	32,081	0.84%	1.00%	1.75%	-2.21%	-1.46%
2015	3,427	10.23	11.56	39,280	0.83%	1.00%	1.75%	-7.09%	-6.39%
2014	3,119	10.92	12.39	38,387	1.33%	1.00%	1.75%	4.51%	5.31%
2013	2,604	11.71	11.80	30,601	1.19%	1.30%	1.75%	16.06%	16.59%
Royce Capital Fund Micro-Cap SC
2017	2,081	$10.47	$15.63	$27,193	0.51%	0.70%	1.75%	3.19%	4.29%
2016	2,326	10.14	15.10	29,255	0.63%	0.60%	1.75%	17.29%	18.66%
2015	1,365	8.65	12.73	15,408	0.00%	0.60%	1.75%	-14.14%	-13.14%
2014	1,367	10.07	14.65	17,916	0.00%	0.60%	1.75%	-5.52%	-4.42%
2013	2,304	10.66	15.33	29,991	0.37%	0.60%	1.75%	18.55%	19.93%
Royce Capital Fund Small-Cap SC
2017	14,305	14.62	19.73	238,660	0.77%	0.60%	1.75%	3.27%	4.47%
2016	15,065	14.15	18.89	242,135	2.08%	0.60%	1.75%	18.44%	19.81%
2015	7,845	11.95	15.76	110,724	0.30%	0.60%	1.75%	-13.51%	-12.50%
2014	12,633	13.82	18.02	198,116	0.00%	0.60%	1.75%	1.13%	2.31%
2013	13,592	13.66	17.61	209,486	1.05%	0.60%	1.75%	32.09%	33.63%

FSA-85

The Protective Variable Annuity Separate Account

Notes to Financial Statements

(6) Financial Highlights, continued

	As of December 31				For the year ended December 31
Subaccount	Units (000’s)	Unit Fair Value Lowest	Unit Fair Value Highest	Net Assets (000’s)	Investment Income Ratio*	Expense Ratio Lowest **	Expense Ratio Highest **	Total Return Lowest ***	Total Return Highest ***

Rydex Commodities Strategy
2017	2	4.74	4.74	10	0.00%	1.00%	1.00%	3.39%	3.39%
2016	2	4.58	4.58	9	0.00%	1.00%	1.00%	9.30%	9.30%
2015	2	4.19	4.19	8	0.00%	1.00%	1.00%	-34.46%	-34.46%
2014	1	6.40	6.40	9	0.00%	1.00%	1.00%	-34.67%	-34.67%
2013	1	9.79	9.79	7	0.00%	1.00%	1.00%	3.07%	3.07%
Rydex Inverse Government Long Bond
2017	1	6.46	6.46	7	0.00%	1.00%	1.00%	-9.79%	-9.79%
2016	1	7.16	7.16	6	0.00%	1.00%	1.00%	-3.91%	-3.91%
2015	1	7.45	7.45	6	0.00%	1.00%	1.00%	-2.20%	-2.20%
2014	1	7.62	7.62	6	0.00%	1.00%	1.00%	-25.66%	-25.66%
2013	1	10.25	10.25	7	0.00%	1.00%	1.00%	3.24%	3.24%
Templeton Developing Markets VIP CL 2
2017	1,585	10.89	11.50	17,958	1.12%	0.90%	1.75%	37.96%	39.15%
2016	1,218	7.89	8.27	9,938	0.82%	0.90%	1.75%	15.40%	16.39%
2015	212	6.84	7.11	1,494	2.10%	0.90%	1.75%	-21.01%	-20.33%
2014	143	8.66	8.94	1,265	2.19%	0.90%	1.75%	-9.99%	-9.22%
2013	434	9.62	9.85	4,214	2.19%	0.90%	1.75%	-2.65%	-1.81%
Templeton Foreign VIP CL 2
2017	8,543	11.51	19.53	120,513	2.59%	0.60%	1.75%	14.66%	16.00%
2016	9,466	10.04	16.87	115,862	1.81%	0.60%	1.75%	5.31%	6.53%
2015	8,409	9.53	15.87	98,221	3.71%	0.60%	1.75%	-8.13%	-7.05%
2014	8,483	10.38	17.11	107,207	1.92%	0.60%	1.75%	-12.69%	-11.66%
2013	9,848	11.89	19.41	140,153	2.38%	0.60%	1.75%	20.82%	22.23%
Templeton Global Bond VIP Fund CL 2
2017	26,736	9.91	17.27	332,340	0.00%	0.60%	1.75%	0.15%	1.32%
2016	28,016	9.90	17.04	346,060	0.00%	0.60%	1.75%	1.14%	2.32%
2015	28,607	9.78	16.66	348,208	7.94%	0.60%	1.75%	-5.98%	-4.88%
2014	26,715	10.41	17.51	347,037	5.09%	0.60%	1.75%	0.05%	1.22%
2013	23,923	10.40	17.30	315,568	4.80%	0.60%	1.75%	-0.15%	1.02%
Templeton Growth VIP CL 2
2017	8,966	13.74	24.64	141,961	1.63%	0.60%	1.75%	16.44%	17.79%
2016	10,514	11.79	20.96	142,273	1.91%	0.60%	1.75%	7.71%	8.96%
2015	10,086	10.93	19.27	125,430	2.91%	0.60%	1.75%	-8.12%	-7.05%
2014	10,521	11.89	20.78	141,369	1.38%	0.60%	1.75%	-4.51%	-3.40%
2013	12,582	12.44	21.55	176,917	2.69%	0.60%	1.75%	28.54%	30.04%
VanEck Global Hard Asset
2017	8	31.21	34.45	246	0.00%	1.25%	1.80%	-3.46%	-2.92%
2016	9	32.33	35.49	284	0.36%	1.25%	1.80%	41.13%	41.92%
2015	7	22.90	25.01	174	0.03%	1.25%	1.80%	-34.65%	-34.28%
2014	7	35.05	38.05	241	0.09%	1.25%	1.80%	-20.56%	-20.11%
2013	7	44.12	47.63	326	0.67%	1.25%	1.80%	8.55%	9.15%

*    These ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets.  These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values.   The  recognition of  investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

**  These ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense risk and admin charges, for each period indicated.  These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses addressed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(a)       Effective May 1, 2017, name changed from UIF Global Real Estate II.

(b)       For the period from March 23, 2017 (commencement of operations) to December 31, 2017

(c)       For the period from February 17, 2017 (commencement of operations) to December 31, 2017

(d)       For the period from February 8, 2017 (commencement of operations) to December 31, 2017

(e)       For the period from May 26, 2017 (commencement of operations) to December 31, 2017

(f)        For the period from May 5, 2017 (commencement of operations) to December 31, 2017

(g)       For the period from June 12, 2017 (commencement of operations) to December 31, 2017

(h)       For the period from June 20, 2017 (commencement of operations) to December 31, 2017

(i)        For the period from April 12, 2017 (commencement of operations) to December 31, 2017

(j)        For the period from February 3, 2017 (commencement of operations) to December 31, 2017

(k)       For the period from February 22, 2017 (commencement of operations) to December 31, 2017

(l)        For the period from January 1, 2016 to August 5, 2016 (date of liquidation)

(m)      For the period from May 2, 2016 (commencement of operations) to December 31, 2016

(n)       For the period from March 7, 2017 (commencement of operations) to December 31, 2017

FSA-86

The Protective Variable Annuity Separate Account

Notes to Financial Statements

(7) Expenses

The following is a summary of Separate Account expense charges which are assessed either as a direct reduction in unit values or through a redemption of units for all contracts contained within the Separate Account:

Expense Type	Range

Mortality and Expense Risk Charge
To compensate Protective Life for assuming mortality and expense risks, a daily mortality and expense risk is deducted through the reduction of unit values. The charge is assessed on an annual basis and is calculated as a percent of the average daily net assets and varies depending on the product purchased and the death benefit option selected.

0.50% - 1.65%

Administrative Charge
An annual fee is assessed to reimburse Protective Life for expenses incurred in the administration of the contract and the Separate Account. The charge is assessed through the reduction of unit values.

0.10% - 0.15%

Contract Maintenance Fee
This annual charge is assessed through the redemption of units and is waived when the account value or purchase payments less surrenders and associated surrender charges equals or exceeds $50,000 - $100,000, depending on the product.

$0 - $50

Surrender Charge (Contingent Deferred Sales Charge)
This charge is assessed as a percent of the amount surrendered and is imposed to reimburse Protective Life for some of the costs of distributing the contracts. The percentage charged is assessed through the redemption of units and is based upon the number of full years which have elapsed between the date the contract was purchased and the surrender date.

0.00% - 8.50%
Transfer Fee Currently there is no fee charged for transfers; however, Protective Life has reserved the right to charge for each transfer after the first 12 transfers in any contract year as a redemption of units.	$25

FSA-87

The Protective Variable Annuity Separate Account

Notes to Financial Statements

Expense Type	Range

Deferred Sales Charge
This charge is assessed as a percentage of cumulative purchase payments and is imposed to reimburse Protective Life for some of the costs of distributing the contracts. The fees are deducted quarterly and assessed through redemption of units.

0.00% - 0.70%

Optional Benefit Fee
Optional benefits may be elected by contract owners. These benefits include death benefits and living benefits. The fees for such benefits are deducted monthly and assessed through redemption of units. These fees are calculated on either a “Benefit Base” basis, an “Asset Base” basis, a “Floored Asset Base” basis or a “Net Amount at Risk” basis.

0.10% - 2.20% on Benefit Base 0.15% - 0.45% on Asset Base 1.0% - 2.2% on Floored Asset Base $0.25 per $1000 - $18.94 per $1000 on Net Amount at Risk.

(8) Related Party Transactions

Contract owners’ net payments represent premiums received from contract owners less certain deductions made by Protective Life in accordance with the contract terms. These deductions include, where appropriate, tax, surrender, mortality risk and expense and administrative charges. These deductions are made to the individual contracts in accordance with the terms governing each contract as set forth in the Contract.

Protective Life offers a loan privilege to certain contract owners. Such contract owners may obtain loans using the Contract as the only security for the loan. Loans are subject to provisions of The Internal Revenue Code of 1986, as amended, and to applicable retirement program rules. There were no loans outstanding as of December 31, 2017.

Investment Distributors, Inc., a wholly owned subsidiary of PLC, is the principal underwriter for the Separate Account.

(9) Subsequent Events

The Separate Account has evaluated the effects of events subsequent to December 31, 2017, and through the financial statement issuance date.  All accounting and disclosure requirements related to subsequent events are included in our financial statements.

FSA-88

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareowner of Protective Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Protective Life Insurance Company and its subsidiaries as of December 31, 2017 and 2016, and the related consolidated statements of income, comprehensive income (loss), Shareowner’s equity and cash flows for the years ended December 31, 2017 and 2016 and for the period February 1, 2015 to December 31, 2015, including the related notes and financial statement schedules listed in the accompanying index on page FSA-1 (collectively referred to as the “consolidated financial statements”).  In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2017 and 2016, and the results of their operations and their cash flows for each of the years ended December 31, 2017 and 2016 and for the period February 1, 2015 to December 31, 2015 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.  We believe that our audits provide a reasonable basis for our opinion.

Basis of Accounting

As discussed in Note 1 to the consolidated financial statements, Protective Life Corporation (the Company’s parent) was acquired on February 1, 2015 by The Dai-ichi Life Insurance Company, Limited.  The Company elected to apply “pushdown” accounting as of the acquisition date.

/s/ PricewaterhouseCoopers LLP

Birmingham, Alabama
March 21, 2018

We have served as the Company’s auditor since 1974.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareowner of

Protective Life Insurance Company

In our opinion, the consolidated statements of income, comprehensive income (loss), shareowner’s equity and cash flows for the period from January 1, 2015 to January 31, 2015 present fairly, in all material respects, the results of operations and cash flows of Protective Life Insurance Company and its subsidiaries (the “Predecessor Company”) for the period from January 1, 2015 to January 31, 2015 in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, the financial statement schedules for the period from January 1, 2015 to January 31, 2015 listed in the accompanying index on page FSA-1 present fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. These financial statements and financial statement schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As discussed in Note 1 to the consolidated financial statements, Protective Life Corporation (the Company’s parent) was acquired on February 1, 2015 by The Dai-ichi Life Insurance Company, Limited. The Company elected to apply the “pushdown” basis of accounting as of the acquisition date.

/s/ PricewaterhouseCoopers LLP

Birmingham, Alabama

March 18, 2016

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF INCOME

	Successor Company			Predecessor Company
	For The Year Ended December 31, 2017	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015
	(Dollars In Thousands)			(Dollars In Thousands)
Revenues
Premiums and policy fees	$3,456,362	$3,389,419	$2,992,822	$260,582
Reinsurance ceded	(1,367,096)	(1,330,723)	(1,174,871)	(91,632)
Net of reinsurance ceded	2,089,266	2,058,696	1,817,951	168,950
Net investment income	1,923,056	1,823,463	1,532,796	164,605
Realized investment gains (losses):
Derivative financial instruments	(137,041)	49,790	58,436	22,031
All other investments	121,087	90,630	(166,935)	81,153
Other-than-temporary impairment losses	(1,332)	(32,075)	(28,659)	(636)
Portion recognized in other comprehensive income (before taxes)	(7,780)	14,327	1,666	155
Net impairment losses recognized in earnings	(9,112)	(17,748)	(26,993)	(481)
Other income	325,411	288,878	271,787	23,388
Total revenues	4,312,667	4,293,709	3,487,042	459,646
Benefits and expenses
Benefits and settlement expenses, net of reinsurance ceded: (Successor 2017 - $1,235,227; 2016 - $1,176,609; 2015 - $1,022,638); (Predecessor 2015 - $87,830)	2,955,005	2,876,726	2,535,388	266,575
Amortization of deferred policy acquisition costs and value of business acquired	79,443	150,298	95,064	4,817
Other operating expenses, net of reinsurance ceded: (Successor 2017 - $226,578; 2016 - $210,270; 2015 - $196,383); (Predecessor 2015 - $17,700)	814,211	744,004	602,402	55,407
Total benefits and expenses	3,848,659	3,771,028	3,232,854	326,799
Income before income tax	464,008	522,681	254,188	132,847
Income tax (benefit) expense
Current	36,565	(38,663)	46,722	(47,384)
Deferred	(754,974)	208,736	27,769	91,709
Total income tax (benefit) expense	(718,409)	170,073	74,491	44,325
Net income	$1,182,417	$352,608	$179,697	$88,522

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

	Successor Company			Predecessor Company
	For The Year Ended December 31, 2017	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015
	(Dollars In Thousands)			(Dollars In Thousands)
Net income	$1,182,417	$352,608	$179,697	$88,522
Other comprehensive income (loss):
Change in net unrealized gains (losses) on investments, net of income tax: (Successor 2017 - $329,307; 2016 - $326,765; 2015 - $(680,274)); (Predecessor 2015 - $259,616)	699,097	606,848	(1,263,367)	482,143
Reclassification adjustment for investment amounts included in net income, net of income tax: (Successor 2017 - $(397); 2016 - $(5,085); 2015 - $9,352); (Predecessor 2015 - $(2,244))	(944)	(9,442)	17,369	(4,166)
Change in net unrealized gains (losses) relating to other-than-temporary impaired investments for which a portion has been recognized in earnings, net of income tax: (Successor 2017 - $3,858; 2016 - $(3,652); 2015 - $(212)); (Predecessor 2015 - $(131))	7,153	(6,782)	(393)	(243)
Change in accumulated (loss) gain - derivatives, net of income tax: (Successor 2017 - $(303); 2016 - $370; 2015 - $(45)); (Predecessor 2015 - $5)	(563)	688	(86)	9
Reclassification adjustment for derivative amounts included in net income, net of income tax: (Successor 2017 - $243; 2016 - $21; 2015 - $45); (Predecessor 2015 - $13)	451	39	86	23
Total other comprehensive income (loss)	705,194	591,351	(1,246,391)	477,766
Total comprehensive income (loss)	$1,887,611	$943,959	$(1,066,694)	$566,288

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

	Successor Company
	As of December 31,
	2017	2016
	(Dollars In Thousands)
Assets
Fixed maturities, at fair value (amortized cost: Successor 2017 - $40,952,535; 2016 - $39,645,111)	$40,971,486	$37,996,577
Fixed maturities, at amortized cost (fair value: Successor 2017 - $2,776,327; 2016 - $2,733,340)	2,718,904	2,770,177
Equity securities, at fair value (cost: Successor 2017 - $701,951; 2016 - $729,951)	715,498	716,017
Mortgage loans (related to securitizations: Successor 2017 - $226,409; 2016 - $277,964)	6,817,723	6,132,125
Investment real estate, net of accumulated depreciation (Successor 2017 - $132; 2016 - $252)	8,355	8,060
Policy loans	1,615,615	1,650,240
Other long-term investments	940,047	856,410
Short-term investments	527,144	315,834
Total investments	54,314,772	50,445,440
Cash	178,855	214,439
Accrued investment income	489,979	480,689
Accounts and premiums receivable	152,086	132,826
Reinsurance receivables	4,800,891	5,070,185
Deferred policy acquisition costs and value of business acquired	2,205,401	2,024,524
Goodwill	793,470	793,470
Other intangibles, net of accumulated amortization (Successor 2017 - $140,232; 2016 - $79,183)	662,916	687,348
Property and equipment, net of accumulated depreciation (Successor 2017 - $21,305; 2016 - $16,573)	109,711	103,706
Other assets	337,395	275,965
Income tax receivable	76,986	96,363
Assets related to separate accounts
Variable annuity	13,956,071	13,244,252
Variable universal life	1,035,202	895,925
Total assets	$79,113,735	$74,465,132

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

(continued)

	Successor Company
	As of December 31,
	2017	2016
	(Dollars In Thousands)
Liabilities
Future policy benefits and claims	$30,956,792	$30,510,242
Unearned premiums	751,130	761,937
Total policy liabilities and accruals	31,707,922	31,272,179
Stable value product account balances	4,698,371	3,501,636
Annuity account balances	10,921,190	10,642,115
Other policyholders’ funds	1,267,198	1,165,749
Other liabilities	1,859,254	1,436,091
Deferred income taxes	1,371,989	1,790,961
Debt	1,682	—
Non-recourse funding obligations	2,952,822	2,973,829
Secured financing liabilities	1,017,749	802,721
Liabilities related to separate accounts
Variable annuity	13,956,071	13,244,252
Variable universal life	1,035,202	895,925
Total liabilities	70,789,450	67,725,458
Commitments and contingencies - Note 15
Shareowner’s equity
Preferred Stock; $1 par value, shares authorized: 2,000; Liquidation preference: $2,000	2	2
Common Stock, $1 par value, shares authorized and issued: 2017 and 2016 - 5,000,000	5,000	5,000
Additional paid-in-capital	7,378,496	7,422,407
Retained earnings (deficit)	916,971	(32,695)
Accumulated other comprehensive income (loss):
Net unrealized gains (losses) on investments, net of income tax: (Successor 2017 - $6,138; 2016 - $(349,242))	23,091	(648,592)
Net unrealized losses relating to other-than-temporary impaired investments for which a portion has been recognized in earnings, net of income tax: (Successor 2017 - $(6); 2016 - $(3,864))	(22)	(7,175)
Accumulated gain (loss) - derivatives, net of income tax: (Successor 2017 - $198; 2016 - $391)	747	727
Total shareowner’s equity	8,324,285	6,739,674
Total liabilities and shareowner’s equity	$79,113,735	$74,465,132

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF SHAREOWNER’S EQUITY

Predecessor Company	Preferred Stock	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Shareowner’s Equity
	(Dollars In Thousands)
Balance, December 31, 2014	$2	$5,000	$1,437,787	$2,905,151	$1,483,211	$5,831,151
Net income for the period of January 1, 2015 to January 31, 2015				88,522		88,522
Other comprehensive income					477,766	477,766
Comprehensive income for the period of January 1, 2015 to January 31, 2015						566,288
Balance, January 31, 2015	$2	$5,000	$1,437,787	$2,993,673	$1,960,977	$6,397,439

Successor Company	Preferred Stock	Common Stock	Additional Paid-In- Capital	Retained Earnings (Deficit)	Accumulated Other Comprehensive Income (Loss)	Total Shareowner’s equity
	(Dollars In Thousands)
Balance, February 1, 2015	$2	$5,000	$6,504,211	$—	$—	$6,509,213
Net income for the period of February 1, 2015 to December 31, 2015				179,697		179,697
Other comprehensive loss					(1,246,391)	(1,246,391)
Comprehensive loss for the period of February 1, 2015 to December 31, 2015						(1,066,694)
Dividends paid to the parent company				(25,000)		(25,000)
Return of capital			(230,042)			(230,042)
Balance, December 31, 2015	$2	$5,000	$6,274,169	$154,697	$(1,246,391)	$5,187,477
Net income for 2016				352,608		352,608
Other comprehensive income					591,351	591,351
Comprehensive income for 2016						943,959
Dividends paid to the parent company				(540,000)		(540,000)
Capital contributions			1,148,238			1,148,238
Balance, December 31, 2016	$2	$5,000	$7,422,407	$(32,695)	$(655,040)	$6,739,674
Net income for 2017				1,182,417		1,182,417
Other comprehensive income					705,194	705,194
Comprehensive income for 2017						1,887,611
Cumulative effect adjustments				26,338	(26,338)	—
Dividends paid to the parent company				(259,089)		(259,089)
Return of capital			(43,911)			(43,911)
Balance, December 31, 2017	$2	$5,000	$7,378,496	$916,971	$23,816	$8,324,285

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Successor Company			Predecessor Company
	For The Year Ended December 31, 2017	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015
	(Dollars In Thousands)			(Dollars In Thousands)
Cash flows from operating activities
Net income	$1,182,417	$352,608	$179,697	$88,522
Adjustments to reconcile net income to net cash provided by operating activities:
Realized investment losses (gains)	25,066	(122,672)	135,492	(102,703)
Amortization of deferred policy acquisition costs and value of business acquired	79,443	150,298	95,064	4,817
Capitalization of deferred policy acquisition costs	(335,603)	(330,302)	(300,190)	(22,799)
Depreciation and amortization expense	61,740	36,942	45,829	796
Deferred income tax	(754,974)	208,736	27,769	91,709
Accrued income tax	19,377	(168,786)	126,701	(48,469)
Interest credited to universal life and investment products	692,993	699,227	682,836	79,088
Policy fees assessed on universal life and investment products	(1,354,685)	(1,262,166)	(1,056,092)	(90,288)
Change in reinsurance receivables	269,294	246,768	231,081	(98,148)
Change in accrued investment income and other receivables	(19,148)	(58,493)	25,259	(1,285)
Change in policy liabilities and other policyholders’ funds of traditional life and health products	(331,880)	(222,438)	(176,920)	176,119
Trading securities:
Maturities and principal reductions of investments	165,575	154,633	114,501	17,946
Sale of investments	281,441	459,802	135,465	26,422
Cost of investments acquired	(355,410)	(532,429)	(220,094)	(27,289)
Other net change in trading securities	9,151	22,427	73,376	(26,901)
Amortization of premiums and accretion of discounts on investments and mortgage loans	319,264	374,726	373,362	3,420
Change in other liabilities	265,595	182,973	6,336	211,031
Other, net	(45,961)	(18,093)	(46,128)	(133,928)
Net cash provided by operating activities	173,695	173,761	453,344	148,060

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(continued)

	Successor Company			Predecessor Company
	For The Year Ended December 31, 2017	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015
	(Dollars In Thousands)			(Dollars In Thousands)
Cash flows from investing activities
Maturities and principal reductions of investments, available-for-sale	695,349	1,299,324	1,052,198	59,028
Sale of investments, available-for-sale	1,801,173	1,952,696	1,334,251	200,716
Cost of investments acquired, available-for-sale	(4,013,245)	(4,858,159)	(3,496,997)	(150,030)
Change in investments, held-to-maturity	47,000	(2,181,000)	(65,000)	—
Mortgage loans:
New lendings	(1,671,929)	(1,396,283)	(1,466,020)	(100,530)
Repayments	923,347	863,873	1,306,034	45,741
Change in investment real estate, net	(104)	2,851	(3,662)	7
Change in policy loans, net	34,625	49,268	52,364	6,365
Change in other long-term investments, net	(91,934)	(251,987)	(73,948)	(25,372)
Change in short-term investments, net	(207,722)	(61,094)	(11,271)	(39,312)
Net unsettled security transactions	(19,023)	28,853	(64,615)	37,510
Purchase of property and equipment	(33,718)	(2,863)	(6,823)	(648)
Cash received from or paid for acquisitions, net of cash acquired	—	320,967	—	—
Net cash (used in) provided by investing activities	(2,536,181)	(4,233,554)	(1,443,489)	33,475
Cash flows from financing activities
Issuance (repayment) of non-recourse funding obligations	(16,070)	2,169,700	65,000	—
Secured financing liabilities	220,028	359,536	388,185	—
Capital contributions from PLC	—	—	—	—
Dividends/Return of capital to the parent company	(303,000)	(540,000)	(255,042)	—
Investment product and universal life deposits	4,683,121	4,393,596	3,064,373	169,233
Investment product and universal life withdrawals	(2,256,981)	(2,320,958)	(2,438,916)	(240,147)
Other financing activities, net	(196)	—	—	(4)
Net cash provided by (used in) financing activities	2,326,902	4,061,874	823,600	(70,918)
Change in cash	(35,584)	2,081	(166,545)	110,617
Cash at beginning of period	214,439	212,358	378,903	268,286
Cash at end of period	$178,855	$214,439	$212,358	$378,903

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.                                      BASIS OF PRESENTATION

Basis of Presentation

Protective Life Insurance Company (the “Company”), a stock life insurance company, was founded in 1907. The Company is a wholly owned subsidiary of Protective Life Corporation (“PLC”), an insurance holding company. On February 1, 2015, PLC became a wholly owned subsidiary of The Dai-ichi Life Insurance Company, Limited, a kabushiki kaisha  organized under the laws of Japan (now known as Dai-ichi Life Holdings, Inc., “Dai-ichi Life”), when DL Investment (Delaware), Inc. a wholly owned subsidiary of Dai-ichi Life, merged with and into PLC (the “Merger”). Prior to February 1, 2015, and for the periods reported as “predecessor,” PLC’s stock was publicly traded on the New York Stock Exchange. Subsequent to the Merger date, PLC and the Company remain as SEC registrants within the United States. The Company markets individual life insurance, credit life and disability insurance, guaranteed investment contracts, guaranteed funding agreements, fixed and variable annuities, and extended service contracts throughout the United States. The Company also maintains a separate segment devoted to the acquisition of insurance policies from other companies. PLC is a holding company with subsidiaries that provide financial services through the production, distribution, and administration of insurance and investment products.

These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Such accounting principles differ from statutory reporting practices used by insurance companies in reporting to state regulatory authorities (see also Note 22,  Statutory Reporting Practices and Other Regulatory Matters ).

The operating results of companies in the insurance industry have historically been subject to significant fluctuations due to changing competition, economic conditions, interest rates, investment performance, insurance ratings, claims, persistency, and other factors.

Entities Included

The consolidated financial statements include the accounts of Protective Life Insurance Company and its affiliate companies in which the Company holds a majority voting or economic interest. Intercompany balances and transactions have been eliminated.

2.                                      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The most significant estimates include those used in determining deferred policy acquisition costs (“DAC”) and related amortization periods, goodwill recoverability, value of business acquired (“VOBA”), investment and certain derivatives fair values, other-than-temporary impairments, future policy benefits, pension and other postretirement benefits, provisions for income taxes, reserves for contingent liabilities, reinsurance risk transfer assessments, and reserves for losses in connection with unresolved legal matters.

Significant Accounting Policies

Valuation of Investment Securities

The Company determines the appropriate classification of investment securities at the time of purchase and periodically re-evaluates such designations. Investment securities are classified as either trading, available-for-sale, or held-to-maturity securities. Investment securities classified as trading are recorded at fair value with changes in fair value recorded in realized gains (losses). Investment securities purchased for long term investment purposes are classified as available-for-sale and are recorded at fair value with changes in unrealized gains and losses, net of taxes, reported as a component of other comprehensive income (loss). Investment securities are classified as held-to-maturity when the Company has the intent and ability to hold the securities to maturity and are reported at amortized cost. Interest income on available-for-sale and held-to-maturity securities includes the amortization of premiums and accretion of discounts and are recorded in investment income.

The fair value of fixed maturity, short-term, and equity securities is determined by management after considering one of three primary sources of information: third party pricing services, non-binding independent broker quotations, or pricing matrices. Security pricing is applied using a “waterfall” approach whereby publicly available prices are first sought from third party pricing services, the remaining unpriced securities are submitted to independent brokers for non-binding prices, or lastly, securities are priced using a pricing matrix. Typical inputs used by these three pricing methods include, but are not limited to: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, and reference data including market research publications. Based on the typical trading volumes and the lack of quoted market prices for available-for-sale and trading fixed maturities, third party pricing services derive the majority of security prices from observable market inputs such as recent reported trades for identical or similar securities making adjustments through the reporting date based upon available market observable information as outlined above. If there are no recent reported trades, the third party pricing services and brokers may use matrix or model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and discounted at an estimated market rate. Certain securities are priced via independent non-

binding broker quotations, which are considered to have no significant unobservable inputs. When using non-binding independent broker quotations, the Company obtains one quote per security, typically from the broker from which the Company purchased the security. A pricing matrix is used to price securities for which the Company is unable to obtain or effectively rely on either a price from a third party service or an independent broker quotation. Included in the pricing of other asset-backed securities, collateralized mortgage obligations (“CMOs”), and mortgage-backed securities (“MBS”) are estimates of the rate of future prepayments of principal and underlying collateral support over the remaining life of the securities. Such estimates are derived based on the characteristics of the underlying structure and rates of prepayments previously experienced at the interest rate levels projected for the underlying collateral. The basis for the cost of securities sold was determined at the Committee on Uniform Securities Identification Procedures (“CUSIP”) level on a first in first out basis. The committee supplies a unique nine-character identification, called a CUSIP number, for each class of security approved for trading in the U.S., to facilitate clearing and settlement. These numbers are used when any buy and sell orders are recorded.

Each quarter the Company reviews investments with unrealized losses and tests for other-than-temporary impairments. The Company analyzes various factors to determine if any specific other-than-temporary asset impairments exist. These include, but are not limited to: 1) actions taken by rating agencies, 2) default by the issuer, 3) the significance of the decline, 4) an assessment of the Company’s intent to sell the security (including a more likely than not assessment of whether the Company will be required to sell the security) before recovering the security’s amortized cost, 5) the duration of the decline, 6) an economic analysis of the issuer’s industry, and 7) the financial strength, liquidity, and recoverability of the issuer. Management performs a security by security review each quarter in evaluating the need for any other-than-temporary impairments. Although no set formula is used in this process, the investment performance, collateral position, and continued viability of the issuer are significant measures considered, and in some cases, an analysis regarding the Company’s expectations for recovery of the security’s entire amortized cost basis through the receipt of future cash flows is performed. Once a determination has been made that a specific other-than-temporary impairment exists, the security’s basis is adjusted and an other-than-temporary impairment is recognized. Equity securities that are other-than-temporarily impaired are written down to fair value with a realized loss recognized in earnings. Other-than-temporary impairments to debt securities that the Company does not intend to sell and does not expect to be required to sell before recovering the security’s amortized cost are written down to discounted expected future cash flows (“post impairment cost”) and credit losses are recorded in earnings. The difference between the securities’ discounted expected future cash flows and the fair value of the securities on the impairment date is recognized in other comprehensive income (loss) as a non-credit portion impairment. When calculating the post impairment cost for residential mortgage-backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”), and other asset-backed securities (collectively referred to as asset-backed securities or “ABS”), the Company considers all known market data related to cash flows to estimate future cash flows. When calculating the post impairment cost for corporate debt securities, the Company considers all contractual cash flows to estimate expected future cash flows. To calculate the post impairment cost, the expected future cash flows are discounted at the original purchase yield. Debt securities that the Company intends to sell or expects to be required to sell before recovery are written down to fair value with the change recognized in earnings.

Cash

Cash includes all demand deposits reduced by the amount of outstanding checks and drafts. As a result of the Company’s cash management system, checks issued from a particular bank but not yet presented for payment may create negative book cash balances with the bank at certain reporting dates. Such negative balances are included in other liabilities and were $132.7 million as of December 31, 2017 (Successor Company) and $79.2 million as of December 31, 2016 (Successor Company), respectively. The Company has deposits with certain financial institutions which exceed federally insured limits. The Company has reviewed the creditworthiness of these financial institutions and believes there is minimal risk of a material loss.

Deferred Policy Acquisition Costs

The incremental direct costs associated with successfully acquired insurance policies, are deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions and other costs of acquiring traditional life and health insurance, credit insurance, universal life insurance, and investment products. DAC are subject to recoverability testing at the end of each accounting period. Traditional life and health insurance acquisition costs are amortized over the premium-payment period of the related policies in proportion to the ratio of annual premium income to the present value of the total anticipated premium income. Credit insurance acquisition costs are being amortized in proportion to earned premium. Acquisition costs for universal life and investment products are amortized over the lives of the policies in relation to the present value of estimated gross profits before amortization.

The Company makes certain assumptions regarding the mortality, persistency, expenses, and interest rates (equal to the rate used to compute liabilities for future policy benefits, currently 1.0% to 7.8%) the Company expects to experience in future periods when determining the present value of estimated gross profits. These assumptions are best estimates and are periodically updated whenever actual experience and/or expectations for the future change from that assumed. Additionally, these costs have been adjusted by an amount equal to the amortization that would have been recorded if unrealized gains or losses on investments associated with our universal life and investment products had been realized. Acquisition costs for stable value contracts are amortized over the term of the contracts using the effective yield method.

Value of Businesses Acquired

In conjunction with the Merger and the acquisition of insurance policies or investment contracts, a portion of the purchase price is allocated to the right to receive future gross profits from cash flows and earnings of associated insurance policies and investment contracts. This intangible asset, called VOBA, is based on the actuarially estimated present value of future cash flows from associated insurance policies and investment contracts acquired. The estimated present value of future cash flows used in the calculation of the VOBA is based on certain assumptions, including mortality, persistency, expenses, and interest rates that the Company expects to experience in future years. The Company amortizes VOBA in proportion to gross premiums for traditional life products, or estimated gross margins (“EGMs”) for participating traditional life products within the MONY Life Insurance Company (“MONY”) block. For interest sensitive products, the Company uses various amortization bases including expected gross profits (“EGPs”), revenues, or insurance in-force. VOBA is subject to annual recoverability testing.

Intangible Assets

Intangible assets with definite lives are amortized over the estimated useful life of the asset and reviewed for impairment whenever events or changes in circumstances indicate that their carrying amount may not be recoverable. Amortizable intangible assets primarily consist of distribution relationships, trade names, technology, and software. Intangible assets with indefinite lives, primarily insurance licenses, are not amortized, but are reviewed for impairment on an annual basis or whenever events or changes in circumstances indicate that their carrying amount may not be recoverable. Software is generally amortized over a three year useful life.

Intangible assets recognized by the Company included the following (excluding goodwill):

	Successor Company
	As of December 31,		Estimated
	2017	2016	Useful Life
	(Dollars In Thousands)		(In Years)
Distribution relationships	$402,975	$428,499	14-22
Trade names	85,340	92,049	13-17
Technology	107,343	121,253	7-14
Other	35,258	13,547
Total intangible assets subject to amortization	630,916	655,348

Insurance licenses	32,000	32,000	Indefinite
Total intangible assets	$662,916	$687,348

Identified intangible assets were valued using the excess earnings method, relief from royalty method or cost approach, as appropriate.

Amortizable intangible assets will be amortized straight line over their assigned useful lives. The following is a schedule of future estimated aggregate amortization expense:

Year	Amount
(Dollars In Thousands)
2018	$55,932
2019	52,819
2020	49,818
2021	48,026
2022	35,329

Property and Equipment

In conjunction with the Merger, property and equipment was recorded at fair value as of the Merger date and will be depreciated from this basis in future periods based on the respective estimated useful lives. Real estate assets were recorded at appraised values as of the acquisition date. The Company has estimated the remaining useful life of the home office building to be 25 years. Land is not depreciated.

The Company depreciates its assets using the straight-line method over the estimated useful lives of the assets. The Company’s furniture is depreciated over a ten year useful life, office equipment and machines are depreciated over a five year useful life, and computers are depreciated over a three year useful life. Major repairs or improvements are capitalized and depreciated over the estimated useful lives of the assets. Other repairs are expensed as incurred. The cost and related accumulated depreciation of property and equipment sold or retired are removed from the accounts, and resulting gains or losses are included in income.

Property and equipment consisted of the following:

	Successor Company
	As of December 31,
	2017	2016
	(Dollars In Thousands)
Home office building	$68,123	$67,279
Data processing equipment	24,102	21,749
Other, principally furniture and equipment	13,871	6,331
Total property and equipment subject to depreciation	106,096	95,359
Accumulated depreciation	(21,305)	(16,573)
Land	24,920	24,920
Total property and equipment	$109,711	$103,706

Separate Accounts

The separate account assets represent funds for which the Company does not bear the investment risk. These assets are carried at fair value and are equal to the separate account liabilities, which represent the policyholder’s equity in those assets. The investment income and investment gains and losses on the separate account assets accrue directly to the policyholder. These amounts are reported separately as assets and liabilities related to separate accounts in the accompanying consolidated financial statements. Amounts assessed against policy account balances for the costs of insurance, policy administration, and other services are included in premiums and policy fees in the accompanying consolidated statements of income.

Stable Value Product Account Balances

The Stable Value Products segment sells fixed and floating rate funding agreements directly to qualified institutional investors. The segment also issues funding agreements to the Federal Home Loan Bank (“FHLB”), and markets guaranteed investment contracts (“GICs”) to 401(k) and other qualified retirement savings plans. GICs are contracts which specify a return on deposits for a specified period and often provide flexibility for withdrawals at book value in keeping with the benefits provided by the plan.

The Company records its stable value contract liabilities in the consolidated balance sheets in “stable value product account balances” at the deposit amount plus accrued interest, adjusted for any unamortized premium or discount. Interest on the contracts is accrued based upon contract terms. Any premium or discount is amortized using the effective yield method.

The segment’s products complement the Company’s overall asset/liability management in that the terms may be tailored to the needs of the Company as the seller of the contracts. Stable value product account balances include GICs and funding agreements the Company has issued. As of December 31, 2017 (Successor Company) and December 31, 2016 (Successor Company), the Company had $3,337.9 million and $1,872.5 million, respectively, of stable value product account balances marketed through structured programs. Most GICs and funding agreements the Company has written have maturities of one to twelve years.

As of December 31, 2017 (Successor Company), future maturities of stable value products were as follows:

Year of Maturity	Amount
(Dollars In Millions)
2018	$888.0
2019 - 2020	2,479.5
2021 - 2022	1,201.0
Thereafter	124.8

Derivative Financial Instruments

The Company records its derivative financial instruments in the consolidated balance sheet in “other long-term investments” and “other liabilities” in accordance with GAAP, which requires that all derivative instruments be recognized in the balance sheet at fair value. The change in the fair value of derivative financial instruments is reported either in the statement of income or in the statement of other comprehensive income (loss), depending upon whether the derivative instrument qualified for and also has been properly identified as being part of a hedging relationship, and also on the type of hedging relationship that exists. For cash flow hedges, the effective portion of their gain or loss is reported as a component of other comprehensive income (loss) and reclassified into earnings in the period during which the hedged item impacts earnings. Any remaining gain or loss, the ineffective portion, is recognized in current earnings. For fair value hedge derivatives, their gain or loss as well as the offsetting loss or gain on the hedged item attributable to the hedged risk are recognized in current earnings. Effectiveness of the Company’s hedge relationships is assessed on a quarterly basis. The Company reports changes in fair values of derivatives that are not part of a qualifying hedge relationship in earnings. Changes in the fair value of derivatives that are recognized in current earnings are reported in “Realized investment gains (losses)—Derivative financial instruments”. For additional information, see Note 7, Derivative Financial Instruments .

Insurance Liabilities and Reserves

Establishing an adequate liability for the Company’s obligations to policyholders requires the use of certain assumptions. Estimating liabilities for future policy benefits on life and health insurance products requires the use of assumptions relative to future investment yields, mortality, morbidity, persistency, and other assumptions based on the Company’s historical experience, modified as necessary to reflect anticipated trends and to include provisions for possible adverse deviation. Determining liabilities for the Company’s property and casualty insurance products also requires the use of assumptions, including the projected levels of used vehicle prices, the frequency and severity of claims, and the effectiveness of internal processes designed to reduce the level of claims. The Company’s results depend significantly upon the extent to which its actual claims experience is consistent with the assumptions the Company used in determining its reserves and pricing its products. The Company’s reserve assumptions and estimates require significant judgment and, therefore, are inherently uncertain. The Company cannot determine with precision the ultimate amounts that it will pay for actual claims or the timing of those payments.

Guaranteed Living Withdrawal Benefits

The Company also establishes reserves for guaranteed living withdrawal benefits (“GLWB”) on its variable annuity (“VA”) products. The GLWB is valued in accordance with FASB guidance under the ASC Derivatives and Hedging Topic which utilizes the valuation technique prescribed by the ASC Fair Value Measurements and Disclosures Topic, which requires the embedded derivative to be recorded at fair value using current implied volatilities for the equity indices. The fair value of the GLWB is impacted by equity market conditions and can result in the GLWB embedded derivative being in an overall net asset or net liability position. In times of favorable equity market conditions the likelihood and severity of claims is reduced and expected fee income increases. Since claims are generally expected later than fees, these favorable equity market conditions can result in the present value of fees being greater than the present value of claims, which results in a net GLWB embedded derivative asset. In times of unfavorable equity market conditions the likelihood and severity of claims is increased and expected fee income decreases and can result in the present value of claims exceeding the present value of fees resulting in a net GLWB embedded derivative liability. The methods used to estimate the embedded derivatives employ assumptions about mortality, lapses, policyholder behavior, equity market returns, interest rates, and market volatility. The Company assumes age-based mortality from the Ruark 2015 ALB adjusted table for company experience. Differences between the actual experience and the assumptions used result in variances in profit and could result in losses. The Company reinsures certain risks associated with the GLWB to Shades Creek Captive Insurance (“Shades Creek”), a direct wholly owned insurance subsidiary of PLC. As of December 31, 2017 (Successor Company), the Company’s net GLWB liability held, including the impact of reinsurance, was $15.5 million.

Goodwill

The balance recognized as goodwill is not amortized, but is reviewed for impairment on an annual basis, or more frequently as events or circumstances may warrant, including those circumstances which would more likely than not reduce the fair value of the Company’s reporting units below its carrying amount. Accounting for goodwill requires an estimate of the future profitability of the associated lines of business within the Company’s operating segments to assess the recoverability of the capitalized acquisition goodwill. The Company’s material goodwill balances are attributable to certain of its operating segments (which are each considered to be reporting units). The Company evaluates the carrying value of goodwill at the segment (or reporting unit) level at least annually and between annual evaluations if events occur or circumstances change that would more likely than not reduce the fair value of the reporting unit below its carrying amount. Such circumstances could include, but are not limited to: 1) a significant adverse change in legal factors or in business climate, 2) unanticipated competition, or 3) an adverse action or assessment by a regulator. When evaluating whether goodwill is impaired, the Company first determines through qualitative analysis whether relevant events and circumstances indicate that it is more likely than not that segment goodwill balances are impaired as of the testing date. If the qualitative analysis does not indicate that an impairment of segment goodwill is more likely than not then no other specific quantitative impairment testing is required.

If it is determined that it is more likely than not that impairment exists, the Company performs a quantitative assessment and compares its estimate of the fair value of the reporting unit to which the goodwill is assigned to the reporting unit’s carrying amount, including goodwill. The Company utilizes a fair value measurement (which includes a discounted cash flows analysis) to assess the carrying value of the reporting units in consideration of the recoverability of the goodwill balance assigned to each reporting unit as of the measurement date. The cash flows used to determine the fair value of the Company’s reporting units are dependent on a number of significant assumptions. The Company’s estimates, which consider a market participant view of fair value, are subject to change given the inherent uncertainty in predicting future results and cash flows, which are impacted by such things as policyholder behavior, competitor pricing, capital limitations, new product introductions, and specific industry and market conditions.

Income Taxes

The Company ‘s income tax returns, except for MONY which files separately, are included in PLC’s consolidated U.S. income tax return.

On December 22, 2017, the President of the United States signed into law the Tax Cuts and Jobs Act (the “Tax Reform Act”). Further information on the tax impacts of the Tax Reform Act is included in Note 19,  Income Taxes .

The Company uses the asset and liability method of accounting for income taxes. Generally, most items in pretax book income are also included in taxable income in the same year. However, some items are recognized for book purposes and for tax purposes in different years or are never recognized for either book or tax purposes. Those differences that will never be recognized for either book or tax purposes are permanent differences (e.g., the dividends-received deduction). As a result, the effective tax rate reflected in the financial statements may differ from the statutory rate reflected in the tax return. Those differences that are reported in different years for book and tax purposes are temporary and will reverse over time (e.g., the valuation of future policy benefits). These temporary differences are accounted for in the intervening periods as deferred tax assets and liabilities. Deferred tax assets generally represent revenue that is taxable before it is recognized in financial income and expenses that are deductible after they are recognized in financial income. Deferred tax liabilities generally represent revenues that are taxable after they are recognized in financial income or expenses or losses that are deductible before they are recognized in financial income. Components of accumulated other comprehensive income (loss) (“AOCI”) are presented net of tax, and it is the Company’s policy to use the aggregate portfolio approach to clear the disproportionate tax effects that remain in AOCI as a result of tax rate changes and certain other events. Under the aggregate portfolio approach, disproportionate tax effects are cleared only when the portfolio of investments that gave rise to the deferred tax item is sold or otherwise disposed of in its entirety.

The application of GAAP requires the Company to evaluate the recoverability of the Company’s deferred tax assets and establish a valuation allowance, if necessary, to reduce the Company’s deferred tax assets to an amount that is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company may consider many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized.

GAAP prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on tax returns. The application of this guidance is a two-step process, the first step being recognition. The Company determines whether it is more likely than not, based on the technical merits, that the tax position will be sustained upon examination. If a tax position does not meet the more likely than not recognition threshold, the benefit of that position is not recognized in the financial statements. The second step is measurement. The Company measures the tax position as the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate resolution with a taxing authority that has full knowledge of all relevant information. This measurement considers the amounts and probabilities of the outcomes that could be realized upon ultimate settlement using the facts, circumstances, and information available at the reporting date.

The Company’s liability for income taxes includes the liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations expires. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards, the statute of limitations does not close until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. See Note 19,  Income Taxes,  for additional information regarding income taxes.

Variable Interest Entities

The Company holds certain investments in entities in which its ownership interests could possibly be considered variable interests under Topic 810 of the FASB ASC (excluding debt and equity securities held as trading, available-for-sale, or held-to-maturity). The Company reviews the characteristics of each of these applicable entities and compares those characteristics to applicable criteria to determine whether the entity is a Variable Interest Entity (“VIE”). If the entity is determined to be a VIE, the Company then performs a detailed review to determine whether the interest would be considered a variable interest under the guidance. The Company then performs a qualitative review of all variable interests with the entity and determines whether the Company is the primary beneficiary. ASC 810 provides that an entity is the primary beneficiary of a VIE if the entity has 1) the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance, and 2) the obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the entity that could potentially be significant to the VIE. For more information on the Company’s investment in a VIE refer to Note 5,  Investment Operations,  to the consolidated financial statements.

Policyholder Liabilities, Revenues, and Benefits Expense

Future Policy Benefits and Claims

Future policy benefit liabilities for the year indicated are as follows:

	Successor Company
	As of December 31,		As of December 31,
	2017	2016	2017	2016
	Total Policy Liabilities and Accruals		Reinsurance Receivable
	(Dollars In Thousands)
Life and annuity benefit reserves	$29,972,938	$29,574,479	$3,885,546	$4,178,794
Unpaid life claim liabilities	595,188	517,257	362,833	323,699
Life and annuity future policy benefits	30,568,126	30,091,736	4,248,379	4,502,493
Other policy benefits reserves	157,101	170,519	92,330	103,746
Other policy benefits unpaid claim liabilities	231,565	247,987	185,366	200,107
Future policy benefits and claims and associated reinsurance receivable	$30,956,792	$30,510,242	$4,526,075	$4,806,346
Unearned premiums	751,130	761,937	274,816	263,839
Total policy liabilities and accruals and associated reinsurance receivable	$31,707,922	$31,272,179	$4,800,891	$5,070,185

Liabilities for life and annuity benefit reserves consist of liabilities for traditional life insurance, cash values associated with universal life insurance, immediate annuity benefit reserves, and other benefits associated with life and annuity benefits. The unpaid life claim liabilities consist of current pending claims as well as an estimate of incurred but not reported life insurance claims.

Other policy benefit reserves consist of certain health insurance policies that are in runoff. The unpaid claim liabilities associated with other policy benefits includes current pending claims, the present value of estimated future claim payments for policies currently receiving benefits and an estimate of claims incurred but not yet reported.

Traditional Life, Health, and Credit Insurance Products

Traditional life insurance products consist principally of those products with fixed and guaranteed premiums and benefits, and they include whole life insurance policies, term and term-like life insurance policies, limited payment life insurance policies, and certain annuities with life contingencies. In accordance with ASC 805, the liabilities for future policy benefits on traditional life insurance products, when combined with the associated VOBA, were recorded at fair value on the date of the Merger. These values were computed using assumptions that include interest rates, mortality, lapse rates, expense estimates, and other assumptions based on the Company’s experience, modified as necessary to reflect anticipated trends and to include provisions for possible adverse deviation.

Liabilities for future policy benefits on traditional life insurance products have been computed using a net level method including assumptions as to investment yields, mortality, persistency, and other assumptions based on the Company’s experience, modified as necessary to reflect anticipated trends and to include provisions for possible adverse deviation. Reserve investment yield assumptions on December 31, 2017 (Successor Company), range from approximately 2.75% to 4.50%. The liability for future policy benefits and claims on traditional life, health, and credit insurance products includes estimated unpaid claims that have been reported to us and claims incurred but not yet reported. Policy claims are charged to expense in the period in which the claims are incurred.

Traditional life insurance premiums are recognized as revenue when due. Health and credit insurance premiums are recognized as revenue over the terms of the policies. Benefits and expenses are associated with earned premiums so that profits are recognized over the life of the contracts. This is accomplished by means of the provision for liabilities for future policy benefits and the amortization of DAC and VOBA. Gross premiums in excess of net premiums related to immediate annuities are deferred and recognized over the life of the policy.

Universal Life and Investment Products

Universal life and investment products include universal life insurance, guaranteed investment contracts, guaranteed funding agreements, deferred annuities, and annuities without life contingencies. Premiums and policy fees for universal life and investment products consist of fees that have been assessed against policy account balances for the costs of insurance, policy administration, and surrenders. Such fees are recognized when assessed and earned. Benefit reserves for universal life and investment products represent policy account balances before applicable surrender charges plus certain deferred policy initiation fees that are recognized in income over the term of the policies. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policy account balances.

Interest rates credited to universal life products ranged from 1.0% to 8.75% and investment products ranged from 0.5% to 11.3% in 2017.

The Company establishes liabilities for fixed indexed annuity (“FIA”) products. These products are deferred fixed annuities with a guaranteed minimum interest rate plus a contingent return based on equity market performance. The FIA product is considered a hybrid financial instrument under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC” or “Codification”) Topic 815 -  Derivatives and Hedging  which allows the Company to make the election to value the liabilities of these FIA products at fair value. This election was made for the FIA products issued prior to 2010 as the policies were issued. These products are no longer being marketed. The future changes in the fair value of the liability for these FIA products are recorded in  Benefit and settlement expenses  with the liability being recorded in  Annuity account balances . For more information regarding the determination of fair value of annuity account balances please refer to Note 6,  Fair Value of Financial Instruments .  Premiums and policy fees  for these FIA products consist of fees that have been assessed against the policy account balances for surrenders. Such fees are recognized when assessed and earned.

The Company currently markets a deferred fixed annuity with a guaranteed minimum interest rate plus a contingent return based on equity market performance and the products are considered hybrid financial instruments under the FASB’s ASC Topic 815 -  Derivatives and Hedging . The Company did not elect to value these FIA products at fair value. As a result, the Company accounts for the provision that provides for a contingent return based on equity market performance as an embedded derivative. The embedded derivative is bifurcated from the host contract and recorded at fair value in  Other liabilities . Changes in the fair value of the embedded derivative are recorded in  Realized investment gains (losses) - Derivative financial instruments . For more information regarding the determination of fair value of the FIA embedded derivative refer to Note 6,  Fair Value of Financial Instruments . The host contract is accounted for as a debt instrument in accordance with ASC Topic 944 - Financial Services—Insurance  and is recorded in  Annuity account balances  with any discount to the minimum account value being accreted using the effective yield method.  Benefits and settlement expenses  include accreted interest and benefit claims incurred during the period.

The Company markets universal life products with a guaranteed minimum interest rate plus a contingent return based on equity market performance and the products are considered hybrid financial instruments under the FASB’s ASC Topic 815 - Derivatives and Hedging . The Company did not elect to value these indexed universal life (“IUL”) products at fair value prior to the Merger date. As a result, the Company accounts for the provision that provides for a contingent return based on equity market performance as an embedded derivative. The embedded derivative is bifurcated from the host contract and recorded at fair value in  Other liabilities . Changes in the fair value of the embedded derivative are recorded in  Realized investment gains (losses) - Derivative financial instruments . For more information regarding the determination of fair value of the IUL embedded derivative refer to Note 7,  Fair Value of Financial Instruments . The host contract is accounted for as a debt instrument in accordance with ASC Topic 944 -  Financial Services - Insurance  and is recorded in  Future policy benefits and claims  with any discount to the minimum account value being accreted using the effective yield method.  Benefits and settlement expenses  include accreted interest and benefit claims incurred during the period.

The Company’s accounting policies with respect to variable universal life (“VUL”) and VA are identical except that policy account balances (excluding account balances that earn a fixed rate) are valued at fair value and reported as components of assets and liabilities related to separate accounts.

The Company establishes liabilities for guaranteed minimum death benefits (“GMDB”) on its VA products. The methods used to estimate the liabilities employ assumptions about mortality and the performance of equity markets. The Company assumes age-based mortality from the Ruark 2015 ALB table adjusted for company experience. Future declines in the equity market would increase the Company’s GMDB liability. Differences between the actual experience and the assumptions used result in variances in profit and could result in losses. Our GMDB, as of December 31, 2017 (Successor Company), are subject to a dollar-for-dollar reduction upon withdrawal of related annuity deposits on contracts issued prior to January 1, 2003. The Company reinsures certain risks associated with the GMDB to Shades Creek. As of December 31, 2017 (Successor Company), the GMDB reserve, including the impact of reinsurance, was $26.6 million.

Property and Casualty Insurance Products

Property and casualty insurance products include service contract business, surety bonds, and guaranteed asset protection (“GAP”). Premiums for service contracts and GAP products are recognized based on expected claim patterns. For all other products, premiums are generally recognized over the terms of the contract on a pro-rata basis. Fee income from providing administrative services is recognized as earned when the related services are performed. Unearned premium reserves are maintained for the portion of the premiums that is related to the unexpired period of the policy. Benefit reserves are recorded when insured events occur. Benefit reserves include case basis reserves for known but unpaid claims as of the balance sheet date as well as incurred but not reported (“IBNR”) reserves for claims where the insured event has occurred but has not been reported to the Company as of the balance sheet date. The case basis reserves and IBNR are calculated based on historical experience and on assumptions relating to claim severity and frequency, the level of used vehicle prices, and other factors. These assumptions are modified as necessary to reflect anticipated trends.

Reinsurance

The Company uses reinsurance extensively in certain of its segments and accounts for reinsurance and the recognition of the impact of reinsurance costs in accordance with the ASC Financial Services - Insurance Topic. The following summarizes some of the key aspects of the Company’s accounting policies for reinsurance.

Reinsurance Accounting Methodology—Ceded premiums of the Company’s traditional life insurance products are treated as an offset to direct premium and policy fee revenue and are recognized when due to the assuming company. Ceded claims are treated as an offset to direct benefits and settlement expenses and are recognized when the claim is incurred on a direct basis.

Ceded policy reserve changes are also treated as an offset to benefits and settlement expenses and are recognized during the applicable financial reporting period. Expense allowances paid by the assuming companies which are allocable to the current period are treated as an offset to other operating expenses. Since reinsurance treaties typically provide for allowance percentages that decrease over the lifetime of a policy, allowances in excess of the “ultimate” or final level allowance are capitalized. Amortization of capitalized reinsurance expense allowances representing recovery of acquisition costs is treated as an offset to direct amortization of DAC or VOBA. Amortization of deferred expense allowances is calculated as a level percentage of expected premiums in all durations given expected future lapses and mortality and accretion due to interest.

The Company utilizes reinsurance on certain short duration insurance contracts (primarily issued through the Asset Protection segment). As part of these reinsurance transactions the Company receives reinsurance allowances which reimburse the Company for acquisition costs such as commissions and premium taxes. A ceding fee is also collected to cover other administrative costs and profits for the Company. As a component of reinsurance costs, reinsurance allowances are accounted for in accordance with the relevant provisions of ASC Financial Services—Insurance Topic, which state that reinsurance costs should be amortized over the contract period of the reinsurance if the contract is short-duration. Accordingly, reinsurance allowances received related to short-duration contracts are capitalized and charged to expense in proportion to premiums earned. Ceded unamortized acquisition costs are netted with direct unamortized acquisition costs in the balance sheet.

Ceded premiums and policy fees on the Company’s fixed universal life (“UL”), VUL, bank-owned life insurance (“BOLI”), and annuity products reduce premiums and policy fees recognized by the Company. Ceded claims are treated as an offset to direct benefits and settlement expenses and are recognized when the claim is incurred on a direct basis. Ceded policy reserve changes are also treated as an offset to benefits and settlement expenses and are recognized during the applicable valuation period.

Since reinsurance treaties typically provide for allowance percentages that decrease over the lifetime of a policy, allowances in excess of the “ultimate” or final level allowance are capitalized. Amortization of capitalized reinsurance expense allowances are amortized based on future expected gross profits. Assumptions regarding mortality, lapses, and interest rates are continuously reviewed and may be periodically changed. These changes will result in “unlocking” that changes the balance in the ceded deferred acquisition cost and can affect the amortization of DAC and VOBA. Ceded unearned revenue liabilities are also amortized based on expected gross profits. Assumptions are based on the best current estimate of expected mortality, lapses and interest spread.

The Company has also assumed certain policy risks written by other insurance companies through reinsurance agreements.  Premiums and policy fees  as well as  Benefits and settlement expenses  include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Assumed reinsurance is accounted for in accordance with ASC Financial Services—Insurance Topic.

Reinsurance Allowances—Long-Duration Contracts—Reinsurance allowances are intended to reimburse the ceding company for some portion of the ceding company’s commissions, expenses, and taxes. The amount and timing of reinsurance allowances (both first year and renewal allowances) are contractually determined by the applicable reinsurance contract and do not necessarily bear a relationship to the amount and incidence of expenses actually paid by the ceding company in any given year.

Ultimate reinsurance allowances are defined as the lowest allowance percentage paid by the reinsurer in any policy duration over the lifetime of a universal life policy (or through the end of the level term period for a traditional life policy). Ultimate reinsurance allowances are determined during the negotiation of each reinsurance agreement and will differ between agreements.

The Company determines its “cost of reinsurance” to include amounts paid to the reinsurer (ceded premiums) net of amounts reimbursed by the reinsurer (in the form of allowances). As noted within ASC Financial Services—Insurance Topic, “The difference, if any, between amounts paid for a reinsurance contract and the amount of the liabilities for policy benefits relating to the underlying reinsured contracts is part of the estimated cost to be amortized”. The Company’s policy is to amortize the cost of reinsurance over the life of the underlying reinsured contracts (for long-duration policies) in a manner consistent with the way in which benefits and expenses on the underlying contracts are recognized. For the Company’s long-duration contracts, it is the Company’s practice to defer reinsurance allowances as a component of the cost of reinsurance and recognize the portion related to the recovery of acquisition costs as a reduction of applicable unamortized acquisition costs in such a manner that net acquisition costs are capitalized and charged to expense in proportion to net revenue recognized. The remaining balance of reinsurance allowances are included as a component of the cost of reinsurance and those allowances which are allocable to the current period are recorded as an offset to operating expenses in the current period consistent with the recognition of benefits and expenses on the underlying reinsured contracts. This practice is consistent with the Company’s practice of capitalizing direct expenses (e.g. commissions), and results in the recognition of reinsurance allowances on a systematic basis over the life of the reinsured policies on a basis consistent with the way in which acquisition costs on the underlying reinsured contracts would be recognized. In some cases reinsurance allowances allocable to the current period may exceed non-deferred direct costs, which may cause net other operating expenses (related to specific contracts) to be negative.

Amortization of Reinsurance Allowances—Reinsurance allowances do not affect the methodology used to amortize DAC and VOBA, or the period over which such DAC and VOBA are amortized. Reinsurance allowances offset the direct expenses capitalized, reducing the net amount that is capitalized. DAC and VOBA on traditional life policies are amortized based on the pattern of estimated gross premiums of the policies in force. Reinsurance allowances do not affect the gross premiums, so therefore they do not impact traditional life amortization patterns. DAC and VOBA on universal life products are amortized based on the pattern of estimated gross profits of the policies in force. Reinsurance allowances are considered in the determination of estimated gross profits, and therefore do impact amortization patterns.

Reinsurance Assets and Liabilities—Claim liabilities and policy benefits are calculated consistently for all policies, regardless of whether or not the policy is reinsured. Once the claim liabilities and policy benefits for the underlying policies are estimated, the amounts recoverable from the reinsurers are estimated based on a number of factors including the terms of the reinsurance contracts, historical payment patterns of reinsurance partners, and the financial strength and credit worthiness of reinsurance partners and recorded as  Reinsurance receivables  on the balance sheet. The reinsurance receivables as of the Merger date, were recorded in the balance sheet using current accounting policies and the most current assumptions. As of the Merger date, the Company also calculated the ceded VOBA associated with the reinsured policies. The reinsurance receivables combined with the associated ceded VOBA represent the fair value of the reinsurance assets as of the Merger date.

Liabilities for unpaid reinsurance claims are produced from claims and reinsurance system records, which contain the relevant terms of the individual reinsurance contracts. The Company monitors claims due from reinsurers to ensure that balances are settled on a timely basis. Incurred but not reported claims are reviewed to ensure that appropriate amounts are ceded.

The Company analyzes and monitors the credit worthiness of each of its reinsurance partners to minimize collection issues. For newly executed reinsurance contracts with reinsurance companies that do not meet predetermined standards, the Company requires collateral such as assets held in trusts or letters of credit.

Components of Reinsurance Cost—The following income statement lines are affected by reinsurance cost:

Premiums and policy fees (“reinsurance ceded” on the Company’s financial statements) represent consideration paid to the assuming company for accepting the ceding company’s risks. Ceded premiums and policy fees increase reinsurance cost.

Benefits and settlement expenses include incurred claim amounts ceded and changes in ceded policy reserves. Ceded benefits and settlement expenses decrease reinsurance cost.

Amortization of deferred policy acquisition cost and VOBA reflects the amortization of capitalized reinsurance allowances representing recovery of acquisition costs. Ceded amortization decreases reinsurance cost.

Other expenses include reinsurance allowances paid by assuming companies to the Company less amounts representing recovery of acquisition costs. Reinsurance allowances decrease reinsurance cost.

The Company’s reinsurance programs do not materially impact the other income line of the Company’s income statement. In addition, net investment income generally has no direct impact on the Company’s reinsurance cost. However, it should be noted that by ceding business to the assuming companies, the Company forgoes investment income on the reserves ceded to the assuming companies. Conversely, the assuming companies will receive investment income on the reserves assumed which will increase the assuming companies’ profitability on business assumed from the Company.

Accounting Pronouncements Recently Adopted

Accounting Standards Update (“ASU”) 2018-02: Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income.  This Update addresses an accounting issue in which previously recorded tax effects are stranded in accumulated other comprehensive income as a result of the change in the federal corporate income tax rate in the Tax Cuts and Jobs Act (“Tax Reform Act”). The Update allows reclassification from accumulated other comprehensive income to retained earnings of such stranded tax effects. The amount of the reclassification is equal to the difference between the historical corporate income tax rate and the newly enacted corporate income tax rate. The Update is effective for annual and interim periods beginning after December 15, 2018, and early adoption is permitted. The Company elected to adopt the amendments in this Update on a retrospective basis, upon issuance, and recorded an entry as of December 31, 2017 to reclassify stranded tax effects from accumulated other comprehensive income to retained earnings in the amount of $26.3 million.

ASU No. 2017-04-Intangibles-Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment. This Update simplifies the goodwill impairment test by re-defining the concept of goodwill impairment as the condition that exists when the carrying amount of a reporting unit exceeds its fair value. The Update eliminates “Step 2” of the current goodwill impairment test, which requires entities to determine goodwill impairment by calculating the implied fair value of goodwill by remeasuring to fair value the assets and liabilities of a reporting unit as if that reporting unit had been acquired in a business combination. The Company elected to adopt the amendments in the Update in the first quarter of 2017, and applied the revised guidance to impairment tests conducted after January 1, 2017. Application of the revised guidance did not impact the Company’s financial position or results of operations. For more details regarding the Company’s goodwill assessment process, please refer to Note 11,  Goodwill .

ASU No. 2015-09 - Financial Services-Insurance (Topic 944): Disclosures about Short-Duration Contracts. The amendments in this Update require additional disclosures for short-duration contracts issued by insurance entities. The additional disclosures focus on the liability for unpaid claims and claim adjustment expenses and include incurred and paid claims development information by accident year in tabular form, along with a reconciliation of this information to the statement of financial position. For accident years included in the development tables, the amendments also require disclosure of the total incurred-but-not-reported liabilities and expected development on reported claims, along with claims frequency information unless impracticable. Finally, the amendments require disclosure of the historical average annual percentage payout of incurred claims. With the exception of the current reporting period, claims development information may be presented as supplementary information. The Update is effective for annual periods beginning after December 15, 2015 and interim periods beginning after December 15, 2016. The additional disclosures introduced in this Update have not been provided, as the short-duration lines of business to which they apply are not material to the Company’s financial statements.

Accounting Pronouncements Not Yet Adopted

ASU No. 2014-09 - Revenue from Contracts with Customers (Topic 606). This Update provides for significant revisions to the recognition of revenue from contracts with customers across various industries. Under the new guidance, entities are required to apply a prescribed 5-step process to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The accounting for revenues associated with insurance products is not within the scope of this Update. The Update was originally effective for annual and interim periods beginning after December 15, 2016. However, in August 2015, the FASB issued ASU No. 2015-14 - Revenues from Contracts with Customers: Deferral of the Effective Date , to defer the effective date of ASU No. 2014-09 by one year to annual and interim periods beginning after December 15, 2017. The Company will adopt this Update using the modified retrospective approach via a cumulative effect adjustment to retained earnings as of January 1, 2018. The amendments in the Update, along with clarifying updates issued subsequent to ASU 2014-09, will impact certain revenues associated with the Company’s Asset Protection products. Specifically, the Company will revise its pattern of recognition of administrative fees associated with certain vehicle service and GAP products. Previously, these fees were recognized based on the work effort involved in satisfying the Company’s contract obligations. In consideration of the amendments in ASU 2014-09, the Company will recognize these fees based on expected claim patterns. The cumulative effect adjustment as of January 1, 2018 will result in a decrease in retained earnings of $88.6 million. The pre-tax cumulative effect adjustment was consistent with the Company’s previous estimates, as disclosed in its Form 10-Q for the period ended September 30, 2017. However, the reduction in the federal corporate income tax rate due to the enactment of the Tax Reform Act resulted in an increase in the net impact to retained earnings.

ASU No. 2016-01 - Financial Instruments - Recognition and Measurement of Financial Assets and Financial Liabilities.  The amendments in this Update address certain aspects of recognition, measurement, presentation, and disclosure of financial instruments. Most notably, the Update requires that equity investments (except those accounted for under the equity method of accounting or those that result in consolidation of the investee) be measured at fair value with changes in fair value recognized in net income. The Update also introduces a single-step impairment model for equity investments without a readily determinable fair value. Additionally, the Update requires changes in instrument-specific credit risk for fair value option liabilities to be recorded in other comprehensive income. The amendments in this Update are effective for annual and interim periods beginning after December 15, 2017 and will be applied on a modified retrospective basis. The Company recorded a cumulative-effect adjustment as of the date of adoption, January 1, 2018, transferring unrealized gains and losses on available-for-sale equity securities to retained earnings from accumulated other comprehensive income. The impact of this adjustment, net of income tax, resulted in a $10.7 million increase to retained earnings. The Company will make updates to its disclosures in the first quarter in order to comply with the new guidance.

ASU No. 2016-02 - Leases. The amendments in this Update address certain aspects of recognition, measurement, presentation, and disclosure of leases. The most significant change will relate to the accounting model used by lessees. The Update will require all leases with terms greater than 12 months to be recorded on the balance sheet in the form of a lease asset and liability. The lease asset and liability will be measured at the present value of the minimum lease payments less any upfront payments or fees. The Update also requires numerous disclosure changes for which the Company is assessing the impact. The amendments in the Update are effective for annual and interim periods beginning after December 15, 2018 on a modified retrospective basis. The Company has completed an inventory of all leases in the organization and is currently assessing the impact of the Update and updating internal processes to ensure compliance with the revised guidance.

ASU No. 2016-13 - Financial Instruments-Credit Losses: Measurement of Credit Losses on Financial Instruments.  The amendments in this Update introduce a new current expected credit loss (“CECL”) model for certain financial assets, including mortgage loans and reinsurance receivables. The new model will not apply to debt securities classified as available-for-sale. For assets within the scope of the new model, an entity will recognize as an allowance against earnings its estimate of the contractual cash flows not expected to be collected on day one of the asset’s acquisition. The allowance may be reversed through earnings if a security recovers in value. This differs from the current impairment model, which requires recognition of credit losses when they have been incurred and recognizes a security’s subsequent recovery in value in other comprehensive income. The Update also makes targeted changes to the current impairment model for available-for-sale debt securities, which comprise the majority of the Company’s invested assets. Similar to the CECL model, credit loss impairments will be recorded in an allowance against earnings that may be reversed for subsequent recoveries in value. The amendments in this Update are effective for annual and interim periods beginning after December 15, 2019 on a modified retrospective basis. The Company is reviewing its policies and processes to ensure compliance with the requirements in this Update, upon adoption, and assessing the impact this standard will have on its operations and financial results.

ASU No. 2016-15 - Statement of Cash Flows: Classification of Certain Cash Receipts and Cash Payments. The amendments in this Update are intended to reduce diversity in practice in how certain transactions are classified in the statement of cash flows. Specific transactions addressed in the new guidance include: Debt prepayment/extinguishment costs, contingent consideration payments, proceeds from the settlement of corporate-owned life insurance policies, and distributions received from equity method investments. The Update does not introduce any new accounting or financial reporting requirements, and is effective for annual and interim periods beginning after December 15, 2017 using the retrospective method. There will be no financial impact on adoption while the Company expects a minor operational impact to cash flow statement reporting.

ASU No. 2016-18 - Statement of Cash Flows (Topic 230): Restricted Cash (a consensus of the FASB Emerging Task Force).  The amendments in this update provide guidance on the presentation of restricted cash or restricted cash equivalents in the statement of cash flows, thereby reducing diversity in practice related to the presentation of these amounts. The amendments require that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. The Update is effective for public business entities for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. There will be no impact to the Company on adoption.

ASU No. 2017-01 - Business Combinations (Topic 805): Clarifying the Definition of a Business. The purpose of this update is to clarify the definition of a business with the objective of adding guidance to assist entities with evaluating whether transactions should be accounted for as acquisitions (or disposals) of assets or businesses. The amendments in the Update provide a specific test by which an entity may determine whether an acquisition involves a set of assets or a business. The amendments in the Update are to be applied prospectively for periods beginning after December 15, 2017. The Company has reviewed the revised requirements, and does not anticipate that the changes will impact its policies or recent conclusions related to its acquisition activities.

ASU No. 2017-07 - Compensation - Retirement Benefits (Topic 715): Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost.  The amendments in this update require entities to disaggregate the current-service-cost component from other components of net benefit cost and present it with other current compensation costs in the income statement. The other components of net benefit cost must be presented outside of income from operations if that subtotal is presented. In addition, the Update requires entities to disclose the income statement lines that contain the other components if they are not presented on appropriately described separate lines. The amendments in this update are effective for interim and annual periods beginning after December 15, 2017. As provided for in the ASU, the Company expects to apply the provisions of the statement retrospectively for components of net periodic pension costs and prospectively for capitalization of the service costs component of net periodic costs and net periodic postretirement benefits. The Update will not impact the Company’s financial position, results of operations, or current disclosures.

ASU No. 2017-08 - Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.  The amendments in this update require that premiums on callable debt securities be amortized to the first call date. This is a change from current guidance, under which premiums are amortized to the maturity date of the security. The amendments are effective for annual and interim periods beginning after December 31, 2018, and early adoption is permitted. Transition will be through a modified retrospective approach in which the cumulative effect of application is recorded to retained earnings at the beginning of the annual period in which an entity adopts the revised guidance. The Company is currently reviewing its systems and processes to determine the financial and operational impact of implementing the Update, as well as to determine whether early adoption of the revised guidance is practicable.

ASU No. 2017-12 - Derivatives and Hedging (Topic 815): Targeted Improvements to Accounting for Hedging Activities.  The amendments in this update are designed to permit hedge accounting to be applied to a broader range of hedging strategies as well as to more closely align hedge accounting and risk management objectives. Specific provisions include requiring changes in the fair value of a hedging instrument be recorded in the same income statement line as the hedged item when it affects earnings. In addition, after a hedge has initially qualified as an effective hedge the Update permits the use of a qualitative hedge effectiveness test in subsequent periods. The amendments in this Update are effective for annual and interim periods beginning after December 15, 2018 and early adoption is permitted. The Company is currently assessing the impact this standard will have on its operations and financial results.

3.             SIGNIFICANT TRANSACTIONS

Reinsurance and Financing Transactions

On January 15, 2016, PLC and the Company completed the transaction contemplated by the Master Agreement, dated September 30, 2015 (the “Master Agreement”), with Genworth Life and Annuity Insurance Company (“GLAIC”). Pursuant to the Master Agreement, effective January 1, 2016, the Company entered into a reinsurance agreement (the “Reinsurance Agreement”) under the terms of which the Company coinsures certain term life insurance business of GLAIC (the “GLAIC Block”). In connection with the reinsurance transaction, on January 15, 2016, Golden Gate Captive Insurance Company (“Golden Gate”), a wholly owned subsidiary of the Company, and Steel City, LLC (“Steel City”), a newly formed wholly owned subsidiary of PLC, entered into an 18-year transaction to finance $2.188 billion of “XXX” reserves related to the acquired GLAIC Block and the other term life insurance business reinsured to Golden Gate by the Company and West Coast Life Insurance Company (“WCL”), a direct wholly owned subsidiary of the Company. Steel City issued notes with an aggregate initial principal amount of $2.188 billion to Golden Gate in exchange for a surplus note issued by Golden Gate with an initial principal amount of $2.188 billion. Through the structure, Hannover Life Reassurance Company of America (Bermuda) Ltd., The Canada Life Assurance Company (Barbados Branch) and Nomura Americas Re Ltd. (collectively, the “Risk-Takers”) provide credit enhancement to the Steel City notes for the 18-year term in exchange for credit enhancement fees. The transaction is “non-recourse” to PLC, WCL and the Company, meaning that none of these companies are liable to reimburse the Risk-Takers for any credit enhancement payments required to be made. In connection with the transaction, PLC has entered into certain support agreements under which it guarantees or otherwise supports certain obligations of Golden Gate or Steel City, including a guarantee of the fees to the Risk-Takers. As a result of the financing transaction described above, the $800 million of Golden Gate Series A Surplus Notes held by PLC were contributed to the Company and then subsequently contributed to Golden Gate, which resulted in the extinguishment of these notes. Also on January 15, 2016, Golden Gate paid an extraordinary dividend of $300 million to the Company as approved by the Vermont Department of Financial Regulation.

The transactions described above resulted in an increase to total assets and total liabilities of approximately $2.8 billion. Of the approximate $2.8 billion increase in total assets, $0.6 billion was the result of the reinsurance transaction with GLAIC which included a $280 million increase in VOBA. The remaining $2.2 billion increase to total assets and liabilities is associated with the financing transaction between Golden Gate and Steel City.

The Company considered whether the Reinsurance Agreement constituted the purchase of a business for accounting and reporting purposes pursuant to ASC 805, Business Combinations. While the transaction included a continuation of the certain revenue-producing activities associated with the reinsured policies, it did not result in the acquisition of a market distribution system, sales force or production techniques. Based on Management’s decision not to pursue distribution opportunities or future sales related to the reinsured policies, the Company accounted for the transaction as a reinsurance agreement under ASC 944, Insurance Contracts and asset acquisition under ASC 805. Accordingly, the Company recorded the assets and liabilities acquired under the reinsurance agreement at fair value and recognized an intangible asset, VOBA, equal to the excess of the fair value of assets acquired over liabilities assumed, measured in accordance with the Company’s accounting policies for insurance and reinsurance contracts that it issues or holds pursuant to ASC 944.

USWC Holding Company Acquisition

On December 1, 2016, the Company completed the acquisition of the Pompano Beach, Florida-based USWC Holding Company (“US Warranty”) pursuant to a Stock Purchase Agreement. US Warranty’s primary operating subsidiary is United States Warranty Corp., which currently markets vehicle service contracts, GAP coverage, and a suite of ancillary automotive maintenance and protection products nationwide. This acquisition has provided the Company’s Asset Protection segment and USWC with expanded market reach, enhanced product and operational capabilities, and higher collective growth potential.

The transaction was accounted for under the acquisition method of accounting under ASC Topic 805. In accordance with ASC Topic 805-20-30, all identifiable assets acquired and liabilities assumed were measured at fair value as of the acquisition date. On the acquisition date, goodwill of $61.0 million represented the cost in excess of the fair value of net assets acquired (including identifiable intangibles), and reflected the US Warranty’s assembled workforce, future growth potential and other sources of value not associated with identifiable assets. The Company acquired 100% of voting equity interests. The aggregate purchase price for US Warranty was $136.1 million.

The amount recorded as the value of business acquired at December 1, 2016, represents the actuarially estimated present value of after-tax future cash flows, adjusted for statutory reserve differences and cost of capital, from the policies acquired through the US Warranty acquisition. This amount will be amortized in proportion with the gross premiums or estimated net profits of the acquired insurance contracts.

The following table summarizes the fair values of the net assets acquired as of the acquisition date:

Fair Value As of December 1, 2016
(Dollars in Thousands)
Assets
Fixed maturities	$10,592
Other long-term investments	2,340
Cash	122,167
Accrued investment income	52
Accounts and premiums receivables	18,536
Reinsurance receivable	9,397
Value of businesses acquired	5,079
Goodwill	61,027
Other intangibles	70,400
Property and equipment	390
Accrued income taxes	4,161
Other assets	40
Total assets	304,181
Liabilities
Unearned premiums	$82,757
Other policyholders’ funds	21,483
Other liabilities	24,951
Deferred income taxes	38,929
Total liabilities	168,120
Net assets acquired	$136,061

Intangible assets recognized by the Company included the following (excluding goodwill):

	Estimated
	Fair Value on	Estimated
	Acquisition Date	Useful Life
	(Dollars In Thousands)	(In Years)
Distribution relationships	$65,000	13-21
Trade names	1,400	5-6
Technology	4,000	8-11
Total intangible assets	$70,400

Identified intangible assets were valued using the excess earnings method, relief from royalty method or cost approach, as appropriate.

Amortizable intangible assets will be amortized straight line over their assigned useful lives. The following is a schedule of future estimated aggregate amortization expense:

Year	Amount
(Dollars In Thousands)
2017	$4,843
2018	4,843
2019	4,843
2020	4,843
2021	4,843

The following (unaudited) pro forma condensed consolidated results of operations assumes that the acquisition of US Warranty was completed as of January 1, 2015:

	Successor Company
	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015
	(Dollars In Thousands)
Revenue(1)	$4,342,054	$3,530,073
Net income(2)	352,856	179,877

(1)      Includes $4.7 million of revenue recognized in the Company’s net income for year ended December 31, 2016 (Successor Company).

(2)      Includes $0.2 million of net income recognized in the Company’s net income for the year ended December 31, 2016 (Successor Company).

The pro forma information above is presented for informational purposes only and is not necessarily indicative of the results of operations that actually would have been achieved had the acquisition been consummated as of that time, not is it intended to be a projection of future results.

4.    MONY CLOSED BLOCK OF BUSINESS

In 1998, MONY Life Insurance Company (“MONY”) converted from a mutual insurance company to a stock corporation (“demutualization”). In connection with its demutualization, an accounting mechanism known as a closed block (the “Closed Block”) was established for certain individuals’ participating policies in force as of the date of demutualization. Assets, liabilities, and earnings of the Closed Block are specifically identified to support its participating policyholders. The Company acquired the Closed Block in conjunction with the acquisition of MONY in 2013.

Assets allocated to the Closed Block inure solely to the benefit of each Closed Block’s policyholders and will not revert to the benefit of MONY or the Company. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of MONY’s general account, any of MONY’s separate accounts or any affiliate of MONY without the approval of the Superintendent of The New York State Department of Financial Services (the “Superintendent”). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the general account.

The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in AOCI) at the acquisition date of October 1, 2013, represented the estimated maximum future post-tax earnings from the Closed Block that would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. In connection with the acquisition of MONY, the Company developed an actuarial calculation of the expected timing of MONY’s Closed Block’s earnings as of October 1, 2013. Pursuant to the acquisition of the Company by Dai-

ichi Life, this actuarial calculation of the expected timing of MONY’s Closed Block earnings was recalculated and reset as of February 1, 2015, along with the establishment of a policyholder dividend obligation as of such date.

If the actual cumulative earnings from the Closed Block are greater than the expected cumulative earnings, only the expected earnings will be recognized in the Company’s net income. Actual cumulative earnings in excess of expected cumulative earnings at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend, unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block earnings in a subsequent period are less than the expected earnings for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings, only actual earnings would be recognized in income from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

Many expenses related to Closed Block operations, including amortization of VOBA, are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

Summarized financial information for the Closed Block as of December 31, 2017 (Successor Company) and December 31, 2016 (Successor Company) and is as follows:

	Successor Company
	As of December 31,
	2017	2016
	(Dollars In Thousands)
Closed block liabilities
Future policy benefits, policyholders’ account balances and other policyholder liabilities	$5,791,867	$5,896,355
Policyholder dividend obligation	160,712	31,932
Other liabilities	30,764	40,007
Total closed block liabilities	5,983,343	5,968,294
Closed block assets
Fixed maturities, available-for-sale, at fair value	4,669,856	4,440,105
Mortgage loans on real estate	108,934	201,088
Policy loans	700,769	712,959
Cash and other invested assets	31,182	108,270
Other assets	122,637	135,794
Total closed block assets	5,633,378	5,598,216
Excess of reported closed block liabilities over closed block assets	349,965	370,078
Portion of above representing accumulated other comprehensive income:
Net unrealized investments gains (losses) net of policyholder dividend obligation: $(13,429) and $(197,450); and net of income tax: $2,820 and $69,107	—	—
Future earnings to be recognized from closed block assets and closed block liabilities	$349,965	$370,078

Reconciliation of the policyholder dividend obligation is as follows:

	Successor Company
	For The Year Ended December 31, 2017	For The Year Ended December 31, 2016
	(Dollars In Thousands)
Policyholder dividend obligation, beginning balance	$31,932	$—
Applicable to net revenue (losses)	(55,241)	(46,557)
Change in net unrealized investment gains (losses) allocated to policyholder dividend obligation	184,021	78,489
Policyholder dividend obligation, ending balance	$160,712	$31,932

Closed Block revenues and expenses were as follows:

	Successor Company			Predecessor Company
	For The Year Ended December 31, 2017	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015
	(Dollars In Thousands)			(Dollars In Thousands)
Revenues
Premiums and other income	$180,097	$189,700	$185,562	$15,065
Net investment income	203,964	211,175	193,203	19,107
Net investment gains	910	1,524	3,333	568
Total revenues	384,971	402,399	382,098	34,740
Benefits and other deductions
Benefits and settlement expenses	335,200	353,488	336,629	31,152
Other operating expenses	1,940	2,804	1,001	—
Total benefits and other deductions	337,140	356,292	337,630	31,152
Net revenues before income taxes	47,831	46,107	44,468	3,588
Income tax expense	27,718	16,137	14,920	1,256
Net revenues	$20,113	$29,970	$29,548	$2,332

5.                                      INVESTMENT OPERATIONS

Major categories of net investment income are summarized as follows:

	Successor Company			Predecessor Company
	For The Year Ended December 31, 2017	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015
	(Dollars In Thousands)			(Dollars In Thousands)
Fixed maturities	$1,610,768	$1,547,346	$1,266,769	$140,052
Equity securities	40,506	38,838	40,879	2,556
Mortgage loans	298,387	270,749	252,577	24,977
Investment real estate	2,405	2,152	2,528	112
Short-term investments	114,280	99,979	93,938	9,974
	2,066,346	1,959,064	1,656,691	177,671
Other investment expenses	143,290	135,601	123,895	13,066
Net investment income	$1,923,056	$1,823,463	$1,532,796	$164,605

Net realized investment gains (losses) for all other investments are summarized as follows:

	Successor Company			Predecessor Company
	For The Year Ended December 31, 2017	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015
	(Dollars In Thousands)			(Dollars In Thousands)
Fixed maturities	$12,783	$32,183	$1,272	$6,891
Equity securities	(2,330)	92	(1,001)	—
Impairments on securities	(9,112)	(17,748)	(26,993)	(481)
Modco trading portfolio	119,206	67,583	(167,359)	73,062
Other investments	(8,572)	(9,228)	153	1,200
Total realized gains (losses) - investments	$111,975	$72,882	$(193,928)	$80,672

Gross realized gains and gross realized losses on investments available-for-sale (fixed maturities, equity securities, and short-term investments) are as follows:

	Successor Company			Predecessor Company
	For The Year Ended December 31, 2017	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015
	(Dollars In Thousands)			(Dollars In Thousands)
Gross realized gains	$18,868	$42,058	$8,735	$6,920
Gross realized losses
Impairments losses	$(9,112)	$(17,748)	$(26,993)	$(481)
Other realized losses	$(8,257)	$(9,783)	$(8,464)	$12

The chart below summarizes the fair value (proceeds) and the gains/losses realized on securities the Company sold that were in an unrealized gain position and an unrealized loss position.

	Successor Company			Predecessor Company
	For The Year Ended December 31, 2017	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015
	(Dollars In Thousands)			(Dollars In Thousands)
Securities in an unrealized gain position:
Fair value (proceeds)	$879,181	$1,194,808	$948,774	$172,551
Gains realized	$18,868	$42,058	$8,735	$6,920

Securities in an unrealized loss position(1):
Fair value (proceeds)	$185,157	$85,835	$178,415	$435
Losses realized	$(8,257)	$(9,783)	$(8,463)	$(29)

(1) The Company made the decision to exit these holdings in conjunction with its overall asset liability management process.

The amortized cost and fair value of the Company’s investments classified as available-for-sale are as follows:

Successor Company	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Total OTTI Recognized in OCI(1)
	(Dollars In Thousands)
As of December 31, 2017
Fixed maturities:
Residential mortgage-backed securities	$2,321,811	$19,412	$(22,730)	$2,318,493	$10
Commercial mortgage-backed securities	1,885,109	4,931	(29,552)	1,860,488	—
Other asset-backed securities	1,234,376	20,936	(5,763)	1,249,549	—
U.S. government-related securities	1,255,244	185	(32,177)	1,223,252	—
Other government-related securities	280,780	9,401	(4,948)	285,233	—
States, municipals, and political subdivisions	1,770,299	16,959	(45,613)	1,741,645	(37)
Corporate securities	29,446,365	618,582	(527,401)	29,537,546	(1)
Redeemable preferred stock	94,362	232	(3,503)	91,091	—
	38,288,346	690,638	(671,687)	38,307,297	(28)
Equity securities	696,706	22,319	(8,771)	710,254	—
Short-term investments	470,883	—	—	470,883	—
	$39,455,935	$712,957	$(680,458)	$39,488,434	$(28)
As of December 31, 2016
Fixed maturities:
Residential mortgage-backed securities	$1,904,165	$10,737	$(25,295)	$1,889,607	$(9)
Commercial mortgage-backed securities	1,820,644	2,455	(40,602)	1,782,497	—
Other asset-backed securities	1,210,490	21,741	(20,698)	1,211,533	—
U.S. government-related securities	1,308,192	422	(40,455)	1,268,159	—
Other government-related securities	251,197	1,526	(14,797)	237,926	—
States, municipals, and political subdivisions	1,760,837	1,224	(105,558)	1,656,503	—
Corporate securities	28,655,364	151,383	(1,582,098)	27,224,649	(11,030)
Redeemable preferred stock	94,362	—	(8,519)	85,843	—
	37,005,251	189,488	(1,838,022)	35,356,717	(11,039)
Equity securities	722,868	7,751	(21,685)	708,934	—
Short-term investments	263,185	—	—	263,185	—
	$37,991,304	$197,239	$(1,859,707)	$36,328,836	$(11,039)

(1) These amounts are included in the gross unrealized gains and gross unrealized losses columns above.

The fair value of the Company’s investments classified as trading are as follows:

	Successor Company
	As of December 31,
	2017	2016
	(Dollars In Thousands)
Fixed maturities - trading:
Residential mortgage-backed securities	$259,694	$255,027
Commercial mortgage-backed securities	146,804	149,683
Other asset-backed securities	138,097	200,084
U.S. government-related securities	27,234	26,961
Other government-related securities	63,925	63,012
States, municipals, and political subdivisions	326,925	316,519
Corporate securities	1,698,183	1,624,589
Redeemable preferred stock	3,327	3,985
	2,664,189	2,639,860
Equity securities	5,244	7,083
Short-term investments	56,261	52,648
	$2,725,694	$2,699,591

The amortized cost and fair value of available-for-sale and held-to-maturity fixed maturities as of December 31, 2017 (Successor Company), by expected maturity, are shown below. Expected maturities of securities without a single maturity date are allocated based on estimated rates of prepayment that may differ from actual rates of prepayment.

	Available-for-sale		Held-to-maturity
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(Dollars In Thousands)
Due in one year or less	$720,156	$719,662	$—	$—
Due after one year through five years	6,643,145	6,625,353	—	—
Due after five years through ten years	7,326,627	7,330,808	—	—
Due after ten years	23,598,418	23,631,474	2,718,904	2,776,327
	$38,288,346	$38,307,297	$2,718,904	$2,776,327

The chart below summarizes the Company’s other-than-temporary impairments of investments. All of the impairments were related to fixed maturities or equity securities.

	Successor Company
	Fixed Maturities	Equity Securities	Total Securities
	(Dollars In Thousands)
For The Year Ended December 31, 2017 (Successor Company)

Other-than-temporary impairments	$(1,332)	$—	$(1,332)
Non-credit impairment losses recorded in other comprehensive income	(7,780)	—	(7,780)
Net impairment losses recognized in earnings	$(9,112)	$—	$(9,112)

For The Year Ended December 31, 2016 (Successor Company)

Other-than-temporary impairments	$(32,075)	$—	$(32,075)
Non-credit impairment losses recorded in other comprehensive income	14,327	—	14,327
Net impairment losses recognized in earnings	$(17,748)	$—	$(17,748)

For The Period of February 1, 2015 to December 31, 2015 (Successor Company)

Other-than-temporary impairments	$(28,659)	$—	$(28,659)
Non-credit impairment losses recorded in other comprehensive income	1,666	—	1,666
Net impairment losses recognized in earnings	$(26,993)	$—	$(26,993)

For The Period of January 1, 2015 to January 31, 2015 (Predecessor Company)

Other-than-temporary impairments	$(636)	$—	$(636)
Non-credit impairment losses recorded in other comprehensive income	155	—	155
Net impairment losses recognized in earnings	$(481)	$—	$(481)

There were no other-than-temporary impairments related to fixed maturities or equity securities that the Company intended to sell or expected to be required to sell for the year ended December 31, 2017 (Successor Company), for the year ended December 31, 2016 (Successor Company), for the period of February 1, 2015 to December 31, 2015 (Successor Company), and for the period of January 1, 2015 to January 31, 2015 (Predecessor Company).

The following chart is a rollforward of available-for-sale credit losses on fixed maturities held by the Company for which a portion of an other-than-temporary impairment was recognized in other comprehensive income (loss):

	Successor Company			Predecessor Company
	For The Year Ended December 31, 2017	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015
	(Dollars In Thousands)			(Dollars In Thousands)
Beginning balance	$12,685	$22,761	$—	$15,463
Additions for newly impaired securities	734	14,876	22,761	—
Additions for previously impaired securities	3,175	2,063	—	221
Reductions for previously impaired securities due to a change in expected cash flows	(12,726)	(24,396)	—	—
Reductions for previously impaired securities that were sold in the current period	(600)	(2,619)	—	—
Other	—	—	—	—
Ending balance	$3,268	$12,685	$22,761	$15,684

The following table includes the gross unrealized losses and fair value of the Company’s investments that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2017 (Successor Company):

	Less Than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss
	(Dollars In Thousands)
Residential mortgage-backed securities	$765,641	$(9,666)	$408,460	$(13,064)	$1,174,101	$(22,730)
Commercial mortgage-backed securities	750,643	(8,521)	779,086	(21,031)	1,529,729	(29,552)
Other asset-backed securities	86,506	(322)	134,316	(5,441)	220,822	(5,763)
U.S. government-related securities	94,110	(688)	1,072,232	(31,489)	1,166,342	(32,177)
Other government-related securities	24,830	(169)	115,294	(4,779)	140,124	(4,948)
States, municipalities, and political subdivisions	170,268	(1,738)	1,027,747	(43,875)	1,198,015	(45,613)
Corporate securities	5,026,417	(55,649)	10,947,027	(471,752)	15,973,444	(527,401)
Redeemable preferred stock	22,048	(1,120)	23,197	(2,383)	45,245	(3,503)
Equities	86,194	(1,400)	91,195	(7,371)	177,389	(8,771)
	$7,026,657	$(79,273)	$14,598,554	$(601,185)	$21,625,211	$(680,458)

RMBS and CMBS had gross unrealized losses greater than twelve months of $13.1 million and $21.0 million, respectively, as of December 31, 2017 (Successor Company). Factors such as the credit enhancement within the deal structure, the average life of the securities, and the performance of the underlying collateral support the recoverability of these investments.

The other asset-backed securities have a gross unrealized loss greater than twelve months of $5.4 million as of December 31, 2017 (Successor Company). This category predominately includes student-loan backed auction rate securities, the underlying collateral, of which is at least 97% guaranteed by the Federal Family Education Loan Program (“FFELP”). At this time, the Company has no reason to believe that the U.S. Department of Education would not honor the FFELP guarantee, if it were necessary.

The U.S. government-related securities and the other government-related securities had gross unrealized losses greater than twelve months of $31.5 million and $4.8 million as of December 31, 2017 (Successor Company), respectively. These declines were related to changes in interest rates.

The states, municipalities, and political subdivisions categories had gross unrealized losses greater than twelve months of $43.9 million as of December 31, 2017 (Successor Company). These declines were related to changes in interest rates.

The corporate securities category has gross unrealized losses greater than twelve months of $471.8 million as of December 31, 2017 (Successor Company). The aggregate decline in market value of these securities was deemed temporary due to positive factors supporting the recoverability of the respective investments. Positive factors considered include credit ratings, the financial health of the issuer, the continued access of the issuer to capital markets, and other pertinent information.

As of December 31, 2017 (Successor Company), the Company had a total of 1,844 positions that were in an unrealized loss position, but the Company does not consider these unrealized loss positions to be other-than-temporary. This is based on the aggregate factors discussed previously and because the Company has the ability and intent to hold these investments until the fair values recover, and the Company does not intend to sell or expect to be required to sell the securities before recovering the Company’s amortized cost of the securities.

The following table includes the gross unrealized losses and fair value of the Company’s investments that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2016 (Successor Company):

	Less Than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss
	(Dollars In Thousands)
Residential mortgage-backed securities	$1,051,694	$(21,178)	$170,826	$(4,117)	$1,222,520	$(25,295)
Commercial mortgage-backed securities	1,426,252	(36,589)	100,475	(4,013)	1,526,727	(40,602)
Other asset-backed securities	323,706	(9,291)	176,792	(11,407)	500,498	(20,698)
U.S. government-related securities	1,237,942	(40,454)	3	(1)	1,237,945	(40,455)
Other government-related securities	98,412	(2,907)	79,393	(11,890)	177,805	(14,797)
States, municipalities, and political subdivisions	1,062,368	(63,809)	548,254	(41,749)	1,610,622	(105,558)
Corporate securities	12,490,517	(467,463)	9,791,313	(1,114,635)	22,281,830	(1,582,098)
Redeemable preferred stock	66,781	(6,642)	19,062	(1,877)	85,843	(8,519)
Equities	411,845	(15,273)	69,497	(6,412)	481,342	(21,685)
	$18,169,517	$(663,606)	$10,955,615	$(1,196,101)	$29,125,132	$(1,859,707)

RMBS and CMBS had gross unrealized losses greater than twelve months of $4.1 million and $4.0 million, respectively, as of December 31, 2016 (Successor Company). Factors such as the credit enhancement within the deal structure, the average life of the securities, and the performance of the underlying collateral support the recoverability of these investments.

The other asset-backed securities have a gross unrealized loss greater than twelve months of $11.4 million as of December 31, 2016 (Successor Company). This category predominately includes student-loan backed auction rate securities, the underlying collateral, of which is at least 97% guaranteed by the Federal Family Education Loan Program (“FFELP”). At this time, the Company has no reason to believe that the U.S. Department of Education would not honor the FFELP guarantee, if it were necessary.

The other government-related securities had gross unrealized losses greater than twelve months of $11.9 million as of December 31, 2016 (Successor Company). These declines were related to changes in interest rates.

The states, municipalities, and political subdivisions categories had gross unrealized losses greater than twelve months of $41.7 million as of December 31, 2016 (Successor Company). These declines were related to changes in interest rates.

The corporate securities category has gross unrealized losses greater than twelve months of $1.1 billion as of December 31, 2016 (Successor Company). The aggregate decline in market value of these securities was deemed temporary due to positive factors supporting the recoverability of the respective investments. Positive factors considered include credit ratings, the financial health of the issuer, the continued access of the issuer to capital markets, and other pertinent information.

As of December 31, 2017 (Successor Company), the Company had securities in its available-for-sale portfolio which were rated below investment grade with a fair value of $1.9 billion and had an amortized cost of $1.9 billion. In addition, included in the Company’s trading portfolio, the Company held $228.9 million of securities which were rated below investment grade. Approximately $310.7 million of the below investment grade securities held by the Company were not publicly traded.

The change in unrealized gains (losses), net of income tax, on fixed maturity and equity securities, classified as available-for-sale is summarized as follows:

	Successor Company			Predecessor Company
	For The Year Ended December 31, 2017	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015
	(Dollars In Thousands)			(Dollars In Thousands)
Fixed maturities	$1,083,865	$802,248	$(1,873,795)	669,160
Equity securities	17,863	(13,463)	4,406	12,172

The amortized cost and fair value of the Company’s investments classified as held-to-maturity as of December 31, 2017 and 2016 (Successor Company), are as follows:

Successor Company As of December 31, 2017	Amortized Cost	Gross Unrecognized Holding Gains	Gross Unrecognized Holding Losses	Fair Value	Total OTTI Recognized in OCI
	(Dollars In Thousands)
Fixed maturities:
Securities issued by affiliates:
Red Mountain LLC	$704,904	$—	$(19,163)	$685,741	$—
Steel City LLC	2,014,000	76,586	—	2,090,586	—
	$2,718,904	$76,586	$(19,163)	$2,776,327	$—

Successor Company As of December 31, 2016	Amortized Cost	Gross Unrecognized Holding Gains	Gross Unrecognized Holding Losses	Fair Value	Total OTTI Recognized in OCI
	(Dollars In Thousands)
Fixed maturities:
Securities issued by affiliates:
Red Mountain LLC	$654,177	$—	$(67,222)	$586,955	$—
Steel City LLC	2,116,000	30,385	—	2,146,385	—
	$2,770,177	$30,385	$(67,222)	$2,733,340	$—

During the year ended December 31, 2017 (Successor Company), the year ended December 31, 2016 (Successor Company), the period of February 1, 2015 to December 31, 2015 (Successor Company), and the period of January 1, 2015 to January 31, 2015 (Predecessor Company), the Company did not record any other-than-temporary impairments on held-to-maturity securities.

The Company’s held-to-maturity securities had $76.6 million of gross unrecognized holding gains and $19.2 million of gross unrecognized holding losses by maturity as of December 31, 2017 (Successor Company). The Company does not consider these unrecognized holding losses to be other-than-temporary based on certain positive factors associated with the securities which include credit ratings of the guarantor, financial health of the issuer and guarantor, continued access of the issuer to capital markets and other pertinent information. These held-to-maturity securities are issued by affiliates of the Company which are considered VIE’s. The Company is not the primary beneficiary of these entities and thus the securities are not eliminated in consolidation. These securities are collateralized by non-recourse funding obligations issued by captive insurance companies that are affiliates of the Company.

The Company’s held-to-maturity securities had $30.4 million of gross unrecognized holding gains and $67.2 million of gross unrecognized holding losses by maturity as of December 31, 2016 (Successor Company). The Company does not consider these unrecognized holding losses to be other-than-temporary based on certain positive factors associated with the securities which include credit ratings of the guarantor, financial health of the issuer and guarantor, continued access of the issuer to capital markets and other pertinent information.

The Company held $17.5 million of non-income producing securities for the year ended December 31, 2017 (Successor Company).

Included in the Company’s invested assets are $1.6 billion of policy loans as of December 31, 2017 (Successor Company). The interest rates on standard policy loans range from 3.0% to 8.0%. The collateral loans on life insurance policies have an interest rate of 13.64%.

Variable Interest Entities

The Company holds certain investments in entities in which its ownership interests could possibly be considered variable interests under Topic 810 of the FASB ASC (excluding debt and equity securities held as trading, available for sale, or held to maturity). The Company reviews the characteristics of each of these applicable entities and compares those characteristics to applicable criteria to determine whether the entity is a Variable Interest Entity (“VIE”). If the entity is determined to be a VIE, the Company then performs a detailed review to determine whether the interest would be considered a variable interest under the guidance. The Company then performs a qualitative review of all variable interests with the entity and determines whether the Company is the primary beneficiary. ASC 810 provides that an entity is the primary beneficiary of a VIE if the entity has 1) the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance, and 2) the obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the entity that could potentially be significant to the VIE.

Based on this analysis, the Company had an interest in one wholly owned subsidiary, Red Mountain, LLC (“Red Mountain”), that was determined to be a VIE as of December 31, 2017 and 2016 (Successor Company). The activity most significant to Red Mountain is the issuance of a note in connection with a financing transaction involving Golden Gate V Vermont Captive Insurance Company (“Golden Gate V”) and the Company in which Golden Gate V issued non-recourse funding obligations to Red Mountain and Red Mountain issued the note to Golden Gate V. Credit enhancement on the Red Mountain Note is provided by an unrelated third party. For details of this transaction, see Note 14,  Debt and Other Obligations . The Company has the power, via its 100% ownership through an affiliate, to direct the activities of the VIE, but does not have the obligation to absorb losses related to the primary risks or sources of variability to the VIE. The variability of loss would be borne primarily by the third party in its function as provider of credit enhancement on the Red Mountain Note. Accordingly, it was determined that the Company is not the primary beneficiary of the VIE. The Company’s risk of loss related to the VIE is limited to its investment of $10,000. Additionally, PLC, the holding company, has guaranteed Red Mountain’s payment obligation for the credit enhancement fee to the unrelated third party provider. As of December 31, 2017 (Successor Company), no payments have been made or required related to this guarantee.

Steel City, a newly formed wholly owned subsidiary of the Company, entered into a financing agreement on January 15, 2016 involving Golden Gate Captive Insurance Company, in which Golden Gate issued non-recourse funding obligations to Steel City and Steel City issued three notes (the “Steel City Notes”) to Golden Gate. Credit enhancement on the Steel City Notes is provided by unrelated third parties. For details of the financing transaction, see Note 14,  Debt and Other Obligations . The activity most significant to Steel City is the issuance of the Steel City Notes. The Company had the power, via its 100% ownership, to direct the activities of the VIE, but did not have the obligation to absorb losses related to the primary risks or sources of variability to the VIE. The variability of loss would be borne primarily by the third parties in their function as providers of credit enhancement on the Steel City Notes. Accordingly, it was determined that the Company is not the primary beneficiary of the VIE. The Company’s risk of loss related to the VIE is limited to its investment of $10,000. Additionally, the Company has guaranteed Steel City’s payment obligation for the credit enhancement fee to the unrelated third party providers. As of December 31, 2017 (Successor Company), no payments have been made or required related to this guarantee.

6.               FAIR VALUE OF FINANCIAL INSTRUMENTS

The Company determined the fair value of its financial instruments based on the fair value hierarchy established in FASB guidance referenced in the Fair Value Measurements and Disclosures Topic which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The Company has adopted the provisions from the FASB guidance that is referenced in the Fair Value Measurements and Disclosures Topic for non-financial assets and liabilities (such as property and equipment, goodwill, and other intangible assets) that are required to be measured at fair value on a periodic basis. The effect on the Company’s periodic fair value measurements for non-financial assets and liabilities was not material.

The Company has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into a three level hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the consolidated balance sheets are categorized as follows:

•                                         Level 1: Unadjusted quoted prices for identical assets or liabilities in an active market.

•                                         Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

a)                           Quoted prices for similar assets or liabilities in active markets

b)                           Quoted prices for identical or similar assets or liabilities in non-active markets

c)                            Inputs other than quoted market prices that are observable

d)                           Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

•                                         Level 3: Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

The following table presents the Company’s hierarchy for its assets and liabilities measured at fair value on a recurring basis as of December 31, 2017 (Successor Company):

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Assets:
Fixed maturity securities - available-for-sale
Residential mortgage-backed securities	$—	$2,318,493	$—	$2,318,493
Commercial mortgage-backed securities	—	1,860,488	—	1,860,488
Other asset-backed securities	—	745,184	504,365	1,249,549
U.S. government-related securities	958,775	264,477	—	1,223,252
State, municipalities, and political subdivisions	—	1,741,645	—	1,741,645
Other government-related securities		285,233	—	285,233
Corporate securities	—	28,910,645	626,901	29,537,546
Redeemable preferred stock	72,471	18,620	—	91,091
Total fixed maturity securities - available-for-sale	1,031,246	36,144,785	1,131,266	38,307,297
Fixed maturity securities - trading
Residential mortgage-backed securities	—	259,694	—	259,694
Commercial mortgage-backed securities	—	146,804	—	146,804
Other asset-backed securities	—	102,875	35,222	138,097
U.S. government-related securities	21,183	6,051	—	27,234
State, municipalities, and political subdivisions	—	326,925	—	326,925
Other government-related securities	—	63,925	—	63,925
Corporate securities	—	1,692,741	5,442	1,698,183
Redeemable preferred stock	3,327	—	—	3,327
Total fixed maturity securities - trading	24,510	2,599,015	40,664	2,664,189
Total fixed maturity securities	1,055,756	38,743,800	1,171,930	40,971,486
Equity securities	649,981	—	65,517	715,498
Other long-term investments(1)	51,102	417,969	160,466	629,537
Short-term investments	394,394	132,750	—	527,144
Total investments	2,151,233	39,294,519	1,397,913	42,843,665
Cash	178,855	—	—	178,855
Assets related to separate accounts
Variable annuity	13,956,071	—	—	13,956,071
Variable universal life	1,035,202	—	—	1,035,202
Total assets measured at fair value on a recurring basis	$17,321,361	$39,294,519	$1,397,913	$58,013,793

Liabilities:
Annuity account balances(2)	$—	$—	$83,472	$83,472
Other liabilities(1)	5,755	302,656	597,562	905,973
Total liabilities measured at fair value on a recurring basis	$5,755	$302,656	$681,034	$989,445

(1)     Includes certain freestanding and embedded derivatives.

(2)     Represents liabilities related to fixed indexed annuities.

The following table presents the Company’s hierarchy for its assets and liabilities measured at fair value on a recurring basis as of December 31, 2016 (Successor Company):

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Assets:
Fixed maturity securities - available-for-sale
Residential mortgage-backed securities	$—	$1,889,604	$3	$1,889,607
Commercial mortgage-backed securities	—	1,782,497	—	1,782,497
Other asset-backed securities	—	648,929	562,604	1,211,533
U.S. government-related securities	1,002,020	266,139	—	1,268,159
State, municipalities, and political subdivisions	—	1,656,503	—	1,656,503
Other government-related securities	—	237,926	—	237,926
Corporate securities	—	26,560,603	664,046	27,224,649
Redeemable preferred stock	66,781	19,062	—	85,843
Total fixed maturity securities - available-for-sale	1,068,801	33,061,263	1,226,653	35,356,717

Fixed maturity securities - trading
Residential mortgage-backed securities	—	255,027	—	255,027
Commercial mortgage-backed securities	—	149,683	—	149,683
Other asset-backed securities	—	115,521	84,563	200,084
U.S. government-related securities	22,424	4,537	—	26,961
State, municipalities, and political subdivisions	—	316,519	—	316,519
Other government-related securities	—	63,012	—	63,012
Corporate securities	—	1,619,097	5,492	1,624,589
Redeemable preferred stock	3,985	—	—	3,985
Total fixed maturity securities - trading	26,409	2,523,396	90,055	2,639,860
Total fixed maturity securities	1,095,210	35,584,659	1,316,708	37,996,577
Equity securities	650,231	—	65,786	716,017
Other long-term investments(1)	82,420	335,497	115,516	533,433
Short-term investments	313,835	1,999	—	315,834
Total investments	2,141,696	35,922,155	1,498,010	39,561,861
Cash	214,439	—	—	214,439
Assets related to separate accounts
Variable annuity	13,244,252	—	—	13,244,252
Variable universal life	895,925	—	—	895,925
Total assets measured at fair value on a recurring basis	$16,496,312	$35,922,155	$1,498,010	$53,916,477

Liabilities:
Annuity account balances(2)	$—	$—	$87,616	$87,616
Other liabilities(1)	13,004	255,241	405,803	674,048
Total liabilities measured at fair value on a recurring basis	$13,004	$255,241	$493,419	$761,664

(1)     Includes certain freestanding and embedded derivatives.

(2)     Represents liabilities related to fixed indexed annuities.

Determination of Fair Values

The valuation methodologies used to determine the fair values of assets and liabilities reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Company determines the fair values of certain financial assets and financial liabilities based on quoted market prices, where available. The Company also determines certain fair values based on future cash flows discounted at the appropriate current market rate. Fair values reflect adjustments for counterparty credit quality, the Company’s credit standing, liquidity, and where appropriate, risk margins on unobservable parameters. The following is a discussion of the methodologies used to determine fair values for the financial instruments as listed in the above table.

The fair value of fixed maturity, short-term, and equity securities is determined by management after considering one of three primary sources of information: third party pricing services, non-binding independent broker quotations, or pricing matrices. Security pricing is applied using a ‘‘waterfall’’ approach whereby publicly available prices are first sought from third party pricing services, the remaining unpriced securities are submitted to independent brokers for non-binding prices, or lastly, securities are priced using a pricing matrix. Typical inputs used by these three pricing methods include, but are not limited to: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, and reference data including market research publications. Third party pricing services price approximately 92.7% of the Company’s available-for-sale and trading fixed maturity securities. Based on the typical trading volumes and the lack of quoted market prices for available-for-sale and trading fixed maturities, third party pricing services derive the majority of security prices from observable market inputs such as recent reported trades for identical or similar securities making adjustments through the reporting date based upon available market observable information outlined above. If there are no recent reported trades, the third party pricing services and brokers may use matrix or model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and discounted at an estimated market rate. Certain securities are priced via independent non-binding broker quotations, which are considered to have no significant unobservable inputs. When using non-binding independent broker quotations, the Company obtains one quote per security, typically from the broker from which we purchased the security. A pricing matrix is used to price securities for which the Company is unable to obtain or effectively rely on either a price from a third party pricing service or an independent broker quotation.

The pricing matrix used by the Company begins with current spread levels to determine the market price for the security. The credit spreads, assigned by brokers, incorporate the issuer’s credit rating, liquidity discounts, weighted- average of contracted cash flows, risk premium, if warranted, due to the issuer’s industry, and the security’s time to maturity. The Company uses credit ratings provided by nationally recognized rating agencies.

For securities that are priced via non-binding independent broker quotations, the Company assesses whether prices received from independent brokers represent a reasonable estimate of fair value through an analysis using internal and external cash flow models developed based on spreads and, when available, market indices. The Company uses a market-based cash flow analysis to validate the reasonableness of prices received from independent brokers. These analytics, which are updated daily, incorporate various metrics (yield curves, credit spreads, prepayment rates, etc.) to determine the valuation of such holdings. As a result of this analysis, if the Company determines there is a more appropriate fair value based upon the analytics, the price received from the independent broker is adjusted accordingly. The Company did not adjust any quotes or prices received from brokers during the year ended December 31, 2017 (Successor Company).

The Company has analyzed the third party pricing services’ valuation methodologies and related inputs and has also evaluated the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy level based upon trading activity and the observability of market inputs that is in accordance with the Fair Value Measurements and Disclosures Topic of the ASC. Based on this evaluation and investment class analysis, each price was classified into Level 1, 2, or 3. Most prices provided by third party pricing services are classified into Level 2 because the significant inputs used in pricing the securities are market observable and the observable inputs are corroborated by the Company. Since the matrix pricing of certain debt securities includes significant non-observable inputs, they are classified as Level 3.

Asset-Backed Securities

This category mainly consists of residential mortgage-backed securities, commercial mortgage-backed securities, and other asset-backed securities (collectively referred to as asset-backed securities or “ABS”). As of December 31, 2017 (Successor Company), the Company held $5.4 billion of ABS classified as Level 2. These securities are priced from information provided by a third party pricing service and independent broker quotes. The third party pricing services and brokers mainly value securities using both a market and income approach to valuation. As part of this valuation process they consider the following characteristics of the item being measured to be relevant inputs: 1) weighted-average coupon rate, 2) weighted-average years to maturity, 3) types of underlying assets, 4) weighted-average coupon rate of the underlying assets, 5) weighted-average years to maturity of the underlying assets, 6) seniority level of the tranches owned, and 7) credit ratings of the securities.

After reviewing these characteristics of the ABS, the third party pricing service and brokers use certain inputs to determine the value of the security. For ABS classified as Level 2, the valuation would consist of predominantly market observable inputs such as, but not limited to: 1) monthly principal and interest payments on the underlying assets, 2) average life of the security, 3) prepayment speeds, 4) credit spreads, 5) treasury and swap yield curves, and 6) discount margin. The Company reviews the methodologies and valuation techniques (including the ability to observe inputs) in assessing the information received from external pricing services and in consideration of the fair value presentation.

As of December 31, 2017 (Successor Company), the Company held $539.6 million of Level 3 ABS, which included $504.4 million of other asset-backed securities classified as available-for-sale and $35.2 million of other asset-backed securities classified as trading. These securities within the available-for-sale portfolio are predominantly ARS whose underlying collateral is at least 97% guaranteed by the FFELP. As a result of the ARS market collapse during 2008, the Company prices its ARS using an income approach valuation model. As part of the valuation process the Company reviews the following characteristics of the ARS in determining the relevant inputs: 1) weighted-average coupon rate, 2) weighted-average years to maturity, 3) types of underlying assets, 4) weighted-average coupon rate of the underlying assets, 5) weighted-average years to maturity of the underlying assets, 6) seniority level of the tranches owned, 7) credit ratings of the securities, 8) liquidity premium, and 9) paydown rate. In periods where market activity increases and there are transactions at a price that is not the result of a distressed or forced sale we consider those prices as part of our valuation. If the market activity during a period is solely the result of the issuer redeeming positions we consider those transactions in our valuation, but still consider them to be level three measurements due to the nature of the transaction.

Corporate Securities, U.S. Government-Related Securities, States, Municipals, and Political Subdivisions, and Other Government Related Securities

As of December 31, 2017 (Successor Company), the Company classified approximately $33.3 billion of corporate securities, U.S. government-related securities, states, municipals, and political subdivisions, and other government-related securities as Level 2. The fair value of the Level 2 securities is predominantly priced by broker quotes and a third party pricing service. The Company has reviewed the valuation techniques of the brokers and third party pricing service and has determined that such techniques used Level 2 market observable inputs. The following characteristics of the securities are considered to be the primary relevant inputs to the valuation: 1) weighted- average coupon rate, 2) weighted-average years to maturity, 3) seniority, and 4) credit ratings. The Company reviews the methodologies and valuation techniques (including the ability to observe inputs) in assessing the information received from external pricing services and in consideration of the fair value presentation.

The brokers and third party pricing service utilize valuation models that consist of a hybrid income and market approach to valuation. The pricing models utilize the following inputs: 1) principal and interest payments, 2) treasury yield curve, 3) credit spreads from new issue and secondary trading markets, 4) dealer quotes with adjustments for issues with early redemption features, 5) liquidity premiums present on private placements, and 6) discount margins from dealers in the new issue market.

As of December 31, 2017 (Successor Company), the Company classified approximately $632.3 million of securities as Level 3 valuations. Level 3 securities primarily represent investments in illiquid bonds for which no price is readily available. To determine a price, the Company uses a discounted cash flow model with both observable and unobservable inputs. These inputs are entered into an industry standard pricing model to determine the final price of the security. These inputs include: 1) principal and interest payments, 2) coupon rate, 3) sector and issuer level spread over treasury, 4) underlying collateral, 5) credit ratings, 6) maturity, 7) embedded options, 8) recent new issuance, 9) comparative bond analysis, and 10) an illiquidity premium.

Equities

As of December 31, 2017 (Successor Company), the Company held approximately $65.5 million of equity securities classified as Level 2 and Level 3. Of this total, $65.5 million represents FHLB stock. The Company believes that the cost of the FHLB stock approximates fair value.

Other Long-Term Investments and Other Liabilities

Other long-term investments and other liabilities consist entirely of free-standing and embedded derivative financial instruments. Refer to Note 7,  Derivative Financial Instruments  for additional information related to derivatives. Derivative financial instruments are valued using exchange prices, independent broker quotations, or pricing valuation models, which utilize market data inputs. Excluding embedded derivatives, as of December 31, 2017 (Successor Company), 81.2% of derivatives based upon notional values were priced using exchange prices or independent broker quotations. Inputs used to value derivatives include, but are not limited to, interest swap rates, credit spreads, interest rate and equity market volatility indices, equity index levels, and treasury rates. The Company performs monthly analysis on derivative valuations that includes both quantitative and qualitative analyses.

Derivative instruments classified as Level 1 generally include futures and options, which are traded on active exchange markets.

Derivative instruments classified as Level 2 primarily include swaps, options, and swaptions, which are traded over-the-counter. Level 2 also includes certain centrally cleared derivatives. These derivative valuations are determined using independent broker quotations, which are corroborated with observable market inputs.

Derivative instruments classified as Level 3 were embedded derivatives and include at least one significant non-observable input. A derivative instrument containing Level 1 and Level 2 inputs will be classified as a Level 3 financial instrument in its entirety if it has at least one significant Level 3 input.

The Company utilizes derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instruments may not be classified within the same fair value hierarchy level as the associated assets and liabilities. Therefore, the changes in fair value on derivatives reported in Level 3 may not reflect the offsetting impact of the changes in fair value of the associated assets and liabilities.

The embedded derivatives are carried at fair value in other long-term investments and other liabilities on the Company’s consolidated balance sheet. The changes in fair value are recorded in earnings as “Realized investment gains (losses)—Derivative financial instruments”. Refer to Note 7,  Derivative Financial Instruments  for more information related to each embedded derivatives gains and losses.

The fair value of the GLWB embedded derivative is derived through the income method of valuation using a valuation model that projects future cash flows using multiple risk neutral stochastic equity scenarios and policyholder behavior assumptions. The risk neutral scenarios are generated using the current swap curve and projected equity volatilities and correlations. The projected equity volatilities are based on a blend of historical volatility and near- term equity market implied volatilities. The equity correlations are based on historical price observations. For policyholder behavior assumptions, expected lapse and utilization assumptions are used and updated for actual experience, as necessary. The Company assumes age-based mortality from the Ruark 2015 ALB table with attained age factors varying from 91.1% - 106.6%. The present value of the cash flows is determined using the discount rate curve, which is based upon LIBOR plus a credit spread (to represent the Company’s non-performance risk). As a result of using significant unobservable inputs, the GLWB embedded derivative is categorized as Level 3. These assumptions are reviewed on a quarterly basis.

The balance of the FIA embedded derivative is impacted by policyholder cash flows associated with the FIA product that are allocated to the embedded derivative in addition to changes in the fair value of the embedded derivative during the reporting period. The fair value of the FIA embedded derivative is derived through the income method of valuation using a valuation model that projects future cash flows using current index values and volatility, the hedge budget used to price the product, and policyholder assumptions (both elective and non-elective). For policyholder behavior assumptions, expected lapse and withdrawal assumptions are used and updated for actual experience, as necessary. The Company assumes age-based mortality from the 1994 Variable Annuity MGDB mortality table modified with company experience, with attained age factors varying from 46% - 113%. The present value of the cash flows is determined using the discount rate curve, which is based upon LIBOR up to one year and constant maturity treasury rates plus a credit spread (to represent the Company’s non-performance risk) thereafter. Policyholder assumptions are reviewed on an annual basis. As a result of using significant unobservable inputs, the FIA embedded derivative is categorized as Level 3.

The balance of the indexed universal life (“IUL”) embedded derivative is impacted by policyholder cash flows associated with the IUL product that are allocated to the embedded derivative in addition to changes in the fair value of the embedded derivative during the reporting period. The fair value of the IUL embedded derivative is derived through the income method of valuation using a valuation model that projects future cash flows using current index values and volatility, the hedge budget used to price the product, and policyholder assumptions (both elective and non-elective). For policyholder behavior assumptions, expected lapse and withdrawal assumptions are used and updated for actual experience, as necessary. The Company assumes age-based mortality from the SOA 2015 VBT Primary Tables modified with company experience, with attained age factors varying from 34% - 152%. The present value of the cash flows is determined using the discount rate curve, which is based upon LIBOR  up to one year and constant maturity treasury rates plus a credit spread (to represent the Company’s non-performance risk) thereafter. Policyholder assumptions are reviewed on an annual basis. As a result of using significant unobservable inputs, the IUL embedded derivative is categorized as Level 3.

The Company has assumed and ceded certain blocks of policies under modified coinsurance agreements in which the investment results of the underlying portfolios inure directly to the reinsurers. As a result, these agreements contain embedded derivatives that are reported at fair value. Changes in their fair value are reported in earnings. The investments supporting these agreements are designated as “trading securities”; therefore changes in their fair value are also reported in earnings. As of December 31, 2017 (Successor Company), the fair value of the embedded derivative is based upon the relationship between the statutory policy liabilities (net of policy loans) of $2.4 billion and the statutory unrealized gain (loss) of the securities of $226.6 million. As a result, changes in the fair value of the embedded derivatives are largely offset by the changes in fair value of the related investments and each are reported in earnings. The fair value of the embedded derivative is considered a Level 3 valuation due to the unobservable nature of the policy liabilities.

Certain of the Company’s subsidiaries have entered into interest support, yearly renewable term (“YRT”) premium support, and portfolio maintenance agreements with PLC. These agreements meet the definition of a derivative and are accounted for at fair value and are considered Level 3 valuations. The fair value of these derivatives as of December 31, 2017 (Successor Company), was $91.6 million and is included in  Other long-term investments . For information regarding realized gains on these derivatives please refer to Note 7,  Derivative Financial Instruments .

The Interest Support Agreement provides that PLC will make payments to Golden Gate II if actual investment income on certain of Golden Gate II’s asset portfolios falls below a calculated investment income amount as defined in the Interest Support Agreement. The calculated investment income amount is a level of investment income deemed to be sufficient to support certain of Golden Gate II’s obligations under a reinsurance agreement with the Company, dated July 1, 2007. The derivative is valued using an internal valuation model that assumes a conservative projection of investment income under an adverse interest rate scenario and the probability that the expectation falls below the calculated investment income amount. This derivative had a fair value of $38.5 million as of December 31, 2017 (Successor Company), however, interest support agreement obligations to Golden Gate II of approximately $2.8 million have been collateralized by PLC. Re-evaluation, if necessary, adjustments of any support agreement collateralization amounts occur annually during the first quarter pursuant to the terms of the support agreement. As of December 31, 2017 (Successor Company), no payments have been triggered under this agreement.

The YRT Premium support agreements provide that PLC will make payments to Golden Gate and Golden Gate II in the event that YRT premium rates increase. The derivatives are valued using an internal valuation model. The valuation model is a probability weighted discounted cash flow model. The value is primarily a function of the likelihood and severity of future YRT premium increases. The fair value of these derivatives as of December 31, 2017 (Successor Company), was $48.6 million. As of December 31, 2017 (Successor Company), no payments have been triggered under this agreement.

The portfolio maintenance agreements provide that PLC will make payments to Golden Gate, Golden Gate V, and WCL in the event of other-than-temporary impairments on investments that exceed defined thresholds. The derivatives are valued using an internal discounted cash flow model. The significant unobservable inputs are the projected probability and severity of credit losses used to project future cash flows on the investment portfolios. The fair value of the portfolio maintenance agreements as of December 31, 2017 (Successor Company), was $4.5 million. As of December 31, 2017 (Successor Company), no payments have been triggered under this agreement.

The Funds Withheld derivative results from a reinsurance agreement with Shades Creek where the economic performance of certain hedging instruments held by the Company is ceded to Shades Creek. The value of the Funds Withheld derivative is directly tied to the value of the hedging instruments held in the funds withheld account. The hedging instruments predominantly consist of derivative instruments the fair values of which are classified as a Level 2 measurement; as such, the fair value of the Funds Withheld derivative has been classified as a Level 2 measurement. The fair value of the Funds Withheld derivative as of December 31, 2017 (Successor Company), was a liability of $61.7 million.

Annuity Account Balances

The Company records a certain legacy block of FIA reserves at fair value. Based on the characteristics of these reserves, the Company believes that the fund value approximates fair value. The fair value measurement of these reserves is considered a Level 3 valuation due to the unobservable nature of the fund values. The Level 3 fair value as of December 31, 2017 (Successor Company) is $83.5 million.

Separate Accounts

Separate account assets are invested in open-ended mutual funds and are included in Level 1.

Valuation of Level 3 Financial Instruments

The following table presents the valuation method for material financial instruments included in Level 3, as well as the unobservable inputs used in the valuation of those financial instruments:

Successor Company
	Fair Value As of December 31, 2017	Valuation Technique	Unobservable Input	Range (Weighted Average)
(Dollars In Thousands)
Assets:
Other asset-backed securities	$504,228	Liquidation	Liquidation value	$90 - $97 ($94.91)

		Discounted cash flow	Liquidity premium	0.06% - 1.17% (0.75)%

			Paydown Rate	11.31% - 11.97% (11.54)%
Corporate securities	617,770	Discounted cash flow	Spread over treasury	0.81% - 3.95% (1.06)%
Liabilities:(1)
Embedded derivatives—GLWB (2)	$15,554	Actuarial cash flow model	Mortality	91.1% to 106.6% of Ruark 2015 ALB Table

			Lapse	1.0% - 30.0%, depending on product/duration/funded status of guarantee

			Utilization	99%. 10% of policies have a one-time over-utilization of 400%

			Nonperformance risk	0.11% - 0.79%
Embedded derivative—FIA	218,676	Actuarial cash flow model	Expenses	$146 per policy

			Withdrawal rate	1.5% prior to age 70, 100% of the RMD for ages 70+

			Mortality	1994 MGDB table with company experience

			Lapse	1.0% - 30.0%, depending on duration/surrender charge period

			Nonperformance risk	0.11% - 0.79%
Embedded derivative—IUL	80,212	Actuarial cash flow model	Mortality	34% - 152% of 2015 VBT Primary Tables

			Lapse	0.5% - 10%, depending on duration/distribution channel and smoking class

			Nonperformance risk	0.11% - 0.79%

(1)     Excludes modified coinsurance arrangements.

(2)     The fair value for the GLWB embedded derivative is presented as a net liability.

The chart above excludes Level 3 financial instruments that are valued using broker quotes and those which book value approximates fair value.

The Company has considered all reasonably available quantitative inputs as of December 31, 2017 (Successor Company), but the valuation techniques and inputs used by some brokers in pricing certain financial instruments are not shared with the Company. This resulted in $50.0 million of financial instruments being classified as Level 3 as of December 31, 2017 (Successor Company). Of the $50.0 million, $35.4 million are other asset-backed securities, and $14.6 million are corporate securities.

In certain cases the Company has determined that book value materially approximates fair value. As of December 31, 2017 (Successor Company), the Company held $65.5 million of financial instruments where book value approximates fair value which are predominantly FHLB stock.

The following table presents the valuation method for material financial instruments included in Level 3, as well as the unobservable inputs used in the valuation of those financial instruments:

Successor Company
	Fair Value As of December 31, 2016	Valuation Technique	Unobservable Input	Range (Weighted Average)
(Dollars In Thousands)
Assets:
Other asset-backed securities	$553,308	Discounted cash flow	Liquidity value	$88 - $97.25 ($95.04)
Corporate securities	638,279	Discounted cash flow	Spread over treasury	0.31% - 4.50% (2.04)%
Liabilities:(1)
Embedded derivatives—GLWB (2)	$7,031	Actuarial cash flow model	Mortality	91.4% to 106.6% of Ruark 2015 ALB Table

			Lapse	0.3% - 15%, depending on product/duration/funded status of guarantee

			Utilization	99%. 10% of policies have a one-time over-utilization of 400%

			Nonperformance risk	0.18% - 1.09%
Embedded derivative—FIA	147,368	Actuarial cash flow model	Expenses	$126 per policy

			Asset Earned Rate	4.08% - 4.66%

			Withdrawal rate	1% prior to age 70, 100% of the RMD for ages 70+

			Mortality	1994 MGDB table with company experience

			Lapse	2.0% - 40.0%, depending on duration/surrender charge period

			Nonperformance risk	0.18% - 1.09%
Embedded derivative—IUL	46,051	Actuarial cash flow model	Mortality	38% - 153% of 2015 VBT Primary Tables

			Lapse	0.5% - 10.0%, depending on duration/distribution channel and smoking class

			Nonperformance risk	0.18% - 1.09%

(1)     Excludes modified coinsurance arrangements.

(2)     The fair value for the GLWB embedded derivative is presented as a net liability.

The chart above excludes Level 3 financial instruments that are valued using broker quotes and those which book value approximates fair value.

The Company has considered all reasonably available quantitative inputs as of December 31, 2016 (Successor Company), but the valuation techniques and inputs used by some brokers in pricing certain financial instruments are not shared with the Company.  This resulted in $125.2 million of financial instruments being classified as Level 3 as of December 31, 2016 (Successor Company). Of the $125.2 million, $93.9 million are other asset backed securities, and $31.3 million are corporate securities.

In certain cases the Company has determined that book value materially approximates fair value. As of December 31, 2016 (Successor Company), the Company held $65.7 million of financial instruments where book value approximates fair value which are predominantly FHLB stock.

The asset-backed securities classified as Level 3 are predominantly ARS. A change in the paydown rate (the projected annual rate of principal reduction) of the ARS can significantly impact the fair value of these securities. A decrease in the paydown rate would increase the projected weighted average life of the ARS and increase the sensitivity of the ARS’ fair value to changes in interest rates. An increase in the liquidity premium would result in a decrease in the fair value of the securities, while a decrease in the liquidity premium would increase the fair value of these securities. The liquidation value for these securities are sensitive to the issuer’s available cash flows and ability to redeem the securities, as well as the current holders’ willingness to liquidate at the specified price.

The fair value of corporate bonds classified as Level 3 is sensitive to changes in the interest rate spread over the corresponding U.S. Treasury rate. This spread represents a risk premium that is impacted by company specific and market factors. An increase in the spread can be caused by a perceived increase in credit risk of a specific issuer and/or an increase in the overall market risk premium associated with similar securities. The fair values of corporate bonds are sensitive to changes in spread. When holding the treasury rate constant, the fair value of corporate bonds increases when spreads decrease, and decreases when spreads increase.

The fair value of the GLWB embedded derivative is sensitive to changes in the discount rate which includes the Company’s nonperformance risk, volatility, lapse, and mortality assumptions. The volatility assumption is an observable input as it is based on market inputs. The Company’s nonperformance risk, lapse, and mortality are unobservable. An increase in the three unobservable assumptions would result in a decrease in the fair value of the liability and conversely, if there is a decrease in the assumptions the fair value would increase. The fair value is also dependent on the assumed policyholder utilization of the GLWB where an increase in assumed utilization would result in an increase in the fair value of the liability and conversely, if there is a decrease in the assumption, the fair value would decrease.

The fair value of the FIA embedded derivative is predominantly impacted by observable inputs such as discount rates and equity returns. However, the fair value of the FIA embedded derivative is sensitive to non-performance risk, which is unobservable. The value of the liability increases with decreases in the discount rate and non-performance risk and decreases with increases in the discount rate and nonperformance risk. The value of the liability increases with increases in equity returns and the liability decreases with a decrease in equity returns.

The fair value of the IUL embedded derivative is predominantly impacted by observable inputs such as discount rates and equity returns. However, the fair value of the IUL embedded derivative is sensitive to non-performance risk, which is unobservable. The value of the liability increases with decreases in the discount rate and non-performance risk and decreases with increases in the discount rate and non-performance risk. The value of the liability increases with increases in equity returns and the liability decreases with a decrease in equity returns.

The following table presents a reconciliation of the beginning and ending balances for fair value measurements for the year ended December 31, 2017 (Successor Company), for which the Company has used significant unobservable inputs (Level 3):

													Total Gains (losses) included in
		Total Realized and Unrealized Gains		Total Realized and Unrealized Losses									Earnings related to Instruments still held at
	Beginning Balance	Included in Earnings	Included In Other Comprehensive Income	Included in Earnings	Included in Other Comprehensive Income	Purchases	Sales	Issuances	Settlements	Transfers in/out of Level 3	Other	Ending Balance	the Reporting Date
	(Dollars In Thousands)
Assets:
Fixed maturity securities available-for-sale
Residential mortgage-backed securities	$3	$—	$83	$—	$—	$11,862	$(3)	$—	$—	$(11,944)	$(1)	$—	$—
Commercial mortgage-backed securities	—	—	—	—	—	—	—	—	—	—	—	—	—
Other asset-backed securities	562,604	1,410	15,136	—	(10,931)	100	(59,176)	—	—	(6,643)	1,865	504,365	—
U.S. government-related securities	—	—	—	—	—	—	—	—	—	—	—	—	—
States, municipals, and political subdivisions	—	—	—	—	—	—	—	—	—	—	—	—	—
Other government-related securities	—	—	—	—	—	—	—	—	—	—	—	—	—
Corporate securities	664,046	—	27,637	—	(13,089)	131,822	(169,002)	—	—	(10,353)	(4,160)	626,901	—
Total fixed maturity securities - available-for-sale	1,226,653	1,410	42,856	—	(24,020)	143,784	(228,181)	—	—	(28,940)	(2,296)	1,131,266	—
Fixed maturity securities - trading
Residential mortgage-backed securities	—	—	—	—	—	—	—	—	—	—	—	—	—
Commercial mortgage-backed securities	—	—	—	—	—	—	—	—	—	—	—	—	—
Other asset-backed securities	84,563	3,768	—	(1,157)	—	—	(52,835)	—	—	—	883	35,222	3,483
U.S. government-related securities	—	—	—	—	—	—	—	—	—	—	—	—	—
States, municipals and political subdivisions	—	—	—	—	—	—	—	—	—	—	—	—	—
Other government-related securities	—	—	—	—	—	—	—	—	—	—	—	—	—
Corporate securities	5,492	101	—	(58)	—	—	—	—	—	—	(93)	5,442	44
Total fixed maturity securities - trading	90,055	3,869	—	(1,215)	—	—	(52,835)	—	—	—	790	40,664	3,527
Total fixed maturity securities	1,316,708	5,279	42,856	(1,215)	(24,020)	143,784	(281,016)	—	—	(28,940)	(1,506)	1,171,930	3,527
Equity securities	65,786	2	—	—	—	—	(273)	—	—	3	—	65,518	3
Other long-term investments(1)	115,516	73,253	—	(28,303)	—	—	—	—	—	—	—	160,466	44,950
Short-term investments	—	—	—	—	—	—	—	—	—	—	—	—	—
Total investments	1,498,010	78,534	42,856	(29,518)	(24,020)	143,784	(281,289)	—	—	(28,937)	(1,506)	1,397,914	48,480
Total assets measured at fair value on a recurring basis	$1,498,010	$78,534	$42,856	$(29,518)	$(24,020)	$143,784	$(281,289)	$—	$—	$(28,937)	$(1,506)	$1,397,914	$48,480

Liabilities:
Annuity account balances(2)	$87,616	$—	$—	$(4,001)	$—	$—	$—	$623	$8,768	$—	$—	$83,472	$—
Other liabilities(1)	405,803	35,703	—	(227,462)	—	—	—	—	—	—	—	597,562	(191,759)
Total liabilities measured at fair value on a recurring basis	$493,419	$35,703	$—	$(231,463)	$—	$—	$—	$623	$8,768	$—	$—	$681,034	$(191,759)

(1)     Represents certain freestanding and embedded derivatives.

(2)     Represents liabilities related to fixed indexed annuities.

For the year ended December 31, 2017 (Successor Company), there was an immaterial amount of transfers of securities into Level 3.

For the year ended December 31, 2017 (Successor Company), $28.9 million of securities were transferred into Level 2. This amount was transferred from Level 3. These transfers resulted from securities that were priced internally using significant unobservable inputs where market observable inputs were not available in previous periods but were priced by independent pricing services or brokers as of December 31, 2017 (Successor Company).

For the year ended December 31, 2017 (Successor Company), there were no transfers from Level 2 to Level 1.

For the year ended December 31, 2017 (Successor Company), no securities were transferred from Level 1.

The following table presents a reconciliation of the beginning and ending balances for fair value measurements for the year ended December 31, 2016 (Successor Company), for which the Company has used significant unobservable inputs (Level 3):

		Total Realized and Unrealized Gains		Total Realized and Unrealized Losses									Total Gains (losses) included in Earnings related to
	Beginning Balance	Included in Earnings	Included in Other Comprehensive Income	Included in Earnings	Included in Other Comprehensive Income	Purchases	Sales	Issuances	Settlements	Transfers in/out of Level 3	Other	Ending Balance	Instruments still held at the Reporting Date
	(Dollars In Thousands)
Assets:
Fixed maturity securities available-for-sale
Residential mortgage-backed securities	$3	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3	$—
Commercial mortgage-backed securities	—	—	6	—	(1,608)	23,559	—	—	—	(21,938)	(19)	—	—
Other asset-backed securities	587,031	6,859	42,865	—	(29,673)	30,441	(79,314)	—	—	7,457	(3,062)	562,604	—
U.S. government-related securities	—	—	—	—	—	—	—	—	—	—	—	—	—
States, municipals, and political subdivisions	—	—	—	—	—	—	—	—	—	—	—	—	—
Other government-related securities	—	—	—	—	—	—	—	—	—	—	—	—	—
Corporate securities	902,119	925	40,574	(4,135)	(33,151)	102,425	(225,556)	—	—	(109,792)	(9,363)	664,046	—
Total fixed maturity securities— available-for-sale	1,489,153	7,784	83,445	(4,135)	(64,432)	156,425	(304,870)	—	—	(124,273)	(12,444)	1,226,653	—
Fixed maturity securities—trading
Residential mortgage-backed securities	—	—	—	—	—	—	—	—	—	—	—	—	—
Commercial mortgage-backed securities	—	—	—	—	—	—	—	—	—	—	—	—	—
Other asset-backed securities	152,912	5,386	—	(4,790)	—	—	(70,270)	—	—	172	1,153	84,563	594
U.S. government-related securities	—	—	—	—	—	—	—	—	—	—	—	—	—
States, municipals and political subdivisions	—	—	—	—	—	—	—	—	—	—	—	—	—
Other government-related securities	—	—	—	—	—	—	—	—	—	—	—	—	—
Corporate securities	18,225	713	—	(442)	—	10,906	(4,071)	—	—	(19,722)	(117)	5,492	101
Total fixed maturity securities—trading	171,137	6,099	—	(5,232)	—	10,906	(74,341)	—	—	(19,550)	1,036	90,055	695
Total fixed maturity securities	1,660,290	13,883	83,445	(9,367)	(64,432)	167,331	(379,211)	—	—	(143,823)	(11,408)	1,316,708	695
Equity securities	66,504	—	—	(740)	—	22	—	—	—	—	—	65,786	—
Other long-term investments(1)	68,384	76,606	—	(30,903)	—	1,429	—	—	—	—	—	115,516	45,703
Short-term investments	—	—	—	—	—	—	—	—	—	—	—	—	—
Total investments	1,795,178	90,489	83,445	(41,010)	(64,432)	168,782	(379,211)	—	—	(143,823)	(11,408)	1,498,010	46,398
Total assets measured at fair value on a recurring basis	$1,795,178	$90,489	$83,445	$(41,010)	$(64,432)	$168,782	$(379,211)	$—	$—	$(143,823)	$(11,408)	$1,498,010	$46,398

Liabilities:
Annuity account balances(2)	$92,512	$—	$—	$3,144	$—	$—	$—	$555	$9,844	$—	$1,249	$87,616	$—
Other liabilities(1)	375,848	252,324	—	(282,279)	—	—	—	—	—	—	—	405,803	(29,955)
Total liabilities measured at fair value on a recurring basis	$468,360	$252,324	$—	$(279,135)	$—	$—	$—	$555	$9,844	$—	$1,249	$493,419	$(29,955)

(1)   Represents certain freestanding and embedded derivatives.

(2)   Represents liabilities related to fixed indexed annuities.

For the year ended December 31, 2016 (Successor Company), there were $75.7 million transfers of securities into Level 3.

For the year ended December 31, 2016 (Successor Company), $221.5 million transfers of securities were transferred into Level 2. This amount was transferred from Level 3. These transfers resulted from securities that were priced internally using significant unobservable inputs where market observable inputs were not available in previous periods but were priced by independent pricing services or brokers as of December 31, 2015 (Successor Company).

For the year ended December 31, 2016 (Successor Company), $12.2 million of securities were transferred from Level 2 to Level 1.

For the year ended December 31, 2016 (Successor Company), $0.1 million of securities were transferred out of Level 1. In addition, there was transfers of $169.4 million in other long-term investments and $120.0 million in other liabilities from Level 1 to Level 2.

Total realized and unrealized gains (losses) on Level 3 assets and liabilities are primarily reported in either realized investment gains (losses) within the consolidated statements of income (loss) or other comprehensive income (loss) within shareowner’s equity based on the appropriate accounting treatment for the item.

Purchases, sales, issuances, and settlements, net, represent the activity that occurred during the period that results in a change of the asset or liability but does not represent changes in fair value for the instruments held at the beginning of the period. Such activity primarily relates to purchases and sales of fixed maturity securities and issuances and settlements of fixed indexed annuities.

The Company reviews the fair value hierarchy classifications each reporting period. Changes in the observability of the valuation attributes may result in a reclassification of certain financial assets or liabilities. Such reclassifications are reported as transfers in and out of Level 3 at the beginning fair value for the reporting period in which the changes occur. The asset transfers in the table(s) above primarily related to positions moved from Level 3 to Level 2 as the Company determined that certain inputs were observable.

The amount of total gains (losses) for assets and liabilities still held as of the reporting date primarily represents changes in fair value of trading securities and certain derivatives that exist as of the reporting date and the change in fair value of fixed indexed annuities.

Estimated Fair Value of Financial Instruments

The carrying amounts and estimated fair values of the Company’s financial instruments as of the periods shown below are as follows:

		Successor Company
		As of December 31,
		2017		2016
	Fair Value Level	Carrying Amounts	Fair Values	Carrying Amounts	Fair Values
		(Dollars In Thousands)
Assets:
Mortgage loans on real estate	3	$6,817,723	$6,740,177	$6,132,125	$5,930,992
Policy loans	3	1,615,615	1,615,615	1,650,240	1,650,240
Fixed maturities, held-to-maturity(1)	3	2,718,904	2,776,327	2,770,177	2,733,340

Liabilities:
Stable value product account balances	3	$4,698,371	$4,698,868	$3,501,636	$3,488,877
Future policy benefits and claims(2)	3	220,498	220,498	221,634	221,658
Other policyholders’ funds(3)	3	133,508	134,253	135,367	136,127

Debt:(4)
Non-recourse funding obligations(5)	3	$2,952,822	$2,980,495	$2,973,829	$2,939,387

Except as noted below, fair values were estimated using quoted market prices.

(1)         Securities purchased from unconsolidated subsidiaries, Red Mountain LLC and Steel City LLC.

(2)         Single premium immediate annuity without life contingencies.

(3)         Supplementary contracts without life contingencies.

(4)         Excludes capital lease obligations of $1.7 million.

(5)         As of December 31, 2017 (Successor Company), carrying amount $2.7 billion and a fair value of $2.8 billion related to non-recourse funding obligations issued by Golden Gate and Golden Gate V. As of December 31, 2016 (Successor Company), $2.7 billion in carrying amount and fair value related to non-recourse funding obligations issued by Golden Gate and Golden Gate V.

Fair Value Measurements

Mortgage Loans on Real Estate

The Company estimates the fair value of mortgage loans using an internally developed model. This model includes inputs derived by the Company based on assumed discount rates relative to the Company’s current mortgage loan lending rate and an expected cash flow analysis based on a review of the mortgage loan terms. The model also contains the Company’s determined representative risk adjustment assumptions related to credit and liquidity risks.

Policy Loans

The Company believes the fair value of policy loans approximates book value. Policy loans are funds provided to policy holders in return for a claim on the policy. The funds provided are limited to the cash surrender value of the underlying policy. The nature of policy loans is to have a negligible default risk as the loans are fully collateralized by the value of the policy. Policy loans do not have a stated maturity and the balances and accrued interest are repaid either by the policyholder or with proceeds from the policy. Due to the collateralized nature of policy loans and unpredictable timing of repayments, the Company believes the fair value of policy loans approximates carrying value.

Fixed Maturities, Held-to-Maturity

The Company estimates the fair value of its fixed maturity, held-to-maturity securities using internal discounted cash flow models. The discount rates used in the model are based on a current market yield for similar financial instruments.

Stable Value Product and Other Investment Contract Balances

The Company estimates the fair value of stable value product account balances and other investment contract balances (included in  Future policy benefits and claims  as well as  Other policyholder funds  line items on our balance sheet) using models based on discounted expected cash flows. The discount rates used in the models are based on a current market rate for similar financial instruments.

Non-Recourse Funding Obligations

The Company estimates the fair value of its non-recourse funding obligations using internal discounted cash flow models. The discount rates used in the model were based on a current market yield for similar financial instruments.

7.                                      DERIVATIVE FINANCIAL INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies

The Company utilizes a risk management strategy that incorporates the use of derivative financial instruments to reduce exposure to certain risks, including but not limited to, interest rate risk, currency exchange risk, volatility risk, and equity market risk. These strategies are developed through the Company’s analysis of data from financial simulation models and other internal and industry sources, and are then incorporated into the Company’s risk management program.

Derivative instruments expose the Company to credit and market risk and could result in material changes from period to period. The Company attempts to minimize its credit risk by entering into transactions with highly rated counterparties. The Company manages the market risk by establishing and monitoring limits as to the types and degrees of risk that may be undertaken. The Company monitors its use of derivatives in connection with its overall asset/liability management programs and risk management strategies. In addition, all derivative programs are monitored by our risk management department.

Derivatives Related to Interest Rate Risk Management

Derivative instruments that are used as part of the Company’s interest rate risk management strategy include interest rate swaps, interest rate futures, interest rate caps, and interest rate swaptions.

Derivatives Related to Foreign Currency Exchange Risk Management

Derivative instruments that are used as part of the Company’s foreign currency exchange risk management strategy include foreign currency swaps, foreign currency futures, foreign equity futures, and foreign equity options.

Derivatives Related to Risk Mitigation of Certain Annuity Contracts

The Company may use the following types of derivative contracts to mitigate its exposure to certain guaranteed benefits related to VA contracts and fixed indexed annuities:

•    Foreign Currency Futures

•    Variance Swaps

•    Interest Rate Futures

•    Equity Options

•    Equity Futures

•    Credit derivatives

•    Interest Rate Swaps

•    Interest Rate Swaptions

•    Volatility Futures

•    Volatility Options

•    Funds Withheld Agreement

•    Total Return Swaps

Other Derivatives

The Company and certain of its subsidiaries have derivatives with PLC. These derivatives consist of an interest support agreement, YRT premium support agreements, and portfolio maintenance agreements with PLC.

The Company has a funds withheld account that consists of various derivative instruments held by us that is used to hedge the GLWB and GMDB riders. The economic performance of derivatives in the funds withheld account is ceded to Shades Creek. The funds withheld account is accounted for as a derivative financial instrument.

Accounting for Derivative Instruments

The Company records its derivative financial instruments in the consolidated balance sheet in “other long-term investments” and “other liabilities” in accordance with GAAP, which requires that all derivative instruments be recognized in the balance sheet at fair value. The change in the fair value of derivative financial instruments is reported either in the statement of income or in other comprehensive income (loss), depending upon whether it qualified for and also has been properly identified as being part of a hedging relationship, and also on the type of hedging relationship that exists.

For a derivative financial instrument to be accounted for as an accounting hedge, it must be identified and documented as such on the date of designation. For cash flow hedges, the effective portion of their realized gain or loss is reported as a component of other comprehensive income and reclassified into earnings in the same period during which the hedged item impacts earnings. Any remaining gain or loss, the ineffective portion, is recognized in current earnings. For fair value hedge derivatives, their gain or loss as well as the offsetting loss or gain attributable to the hedged risk of the hedged item is recognized in current earnings. Effectiveness of the Company’s hedge relationships is assessed on a quarterly basis.

The Company reports changes in fair values of derivatives that are not part of a qualifying hedge relationship through earnings in the period of change. Changes in the fair value of derivatives that are recognized in current earnings are reported in “Realized investment gains (losses)—Derivative financial instruments”.

Derivative Instruments Designated and Qualifying as Hedging Instruments

Cash-Flow Hedges

•             To hedge a fixed rate note denominated in a foreign currency, the Company entered into a fixed-to-fixed foreign currency swap in order to hedge the foreign currency exchange risk associated with the note. The cash flows received on the swap are identical to the cash flow paid on the note.

Derivative Instruments Not Designated and Not Qualifying as Hedging Instruments

The Company uses various other derivative instruments for risk management purposes that do not qualify for hedge accounting treatment. Changes in the fair value of these derivatives are recognized in earnings during the period of change.

Derivatives Related to Variable Annuity Contracts

•             The Company uses equity futures, equity options, total return swaps, interest rate futures, interest rate swaps, interest rate swaptions, currency futures, volatility futures, volatility options, and variance swaps to mitigate the risk related to certain guaranteed minimum benefits, including GLWB, within its VA products. In general, the cost of such benefits varies with the level of equity and interest rate markets, foreign currency levels, and overall volatility.

•             The Company markets certain VA products with a GLWB rider. The GLWB component is considered an embedded derivative, not considered to be clearly and closely related to the host contract.

•             The Company has a funds withheld account that consists of various derivative instruments held by the Company that are used to hedge the GLWB and GMDB riders. The economic performance of derivatives in the funds withheld account is ceded to Shades Creek. The funds withheld account is accounted for as a derivative financial instrument.

Derivatives Related to Fixed Annuity Contracts

•             The Company uses equity futures and options to mitigate the risk within its fixed indexed annuity products. In general, the cost of such benefits varies with the level of equity and overall volatility.

•             The Company markets certain fixed indexed annuity products. The FIA component is considered an embedded derivative, not considered to be clearly and closely related to the host contract.

Derivatives Related to Indexed Universal Life Contracts

•             The Company uses equity futures and options to mitigate the risk within its indexed universal life products. In general, the cost of such benefits varies with the level of equity markets.

•             The Company markets certain IUL products. The IUL component is considered an embedded derivative, not considered to be clearly and closely related to the host contract.

Other Derivatives

•             The Company and certain of its subsidiaries have an interest support agreement, YRT premium support agreements, and portfolio maintenance agreements with PLC.

•        The Company uses various swaps and other types of derivatives to manage risk related to other exposures.

•             The Company is involved in various modified coinsurance arrangements which contain embedded derivatives. Changes in their fair value are recorded in current period earnings. The investment portfolios that support the related modified coinsurance reserves had fair value changes which substantially offset the gains or losses on these embedded derivatives.

The following table sets forth realized investments gains and losses for the periods shown:

Realized investment gains (losses) - derivative financial instruments

	Successor Company			Predecessor Company
	For The Year Ended December 31, 2017	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015
	(Dollars In Thousands)			(Dollars In Thousands)
Derivatives related to VA contracts:
Interest rate futures - VA	$26,015	$(3,450)	$(14,818)	$1,413
Equity futures - VA	(91,776)	(106,431)	(5,033)	9,221
Currency futures - VA	(23,176)	33,836	7,169	7,778
Equity options - VA	(94,791)	(60,962)	(27,733)	3,047
Interest rate swaptions - VA	(2,490)	(1,161)	(13,354)	9,268
Interest rate swaps - VA	27,981	20,420	(85,942)	122,710
Total return swaps - VA	(32,240)	—	—	—
Embedded derivative - GLWB	(8,526)	13,306	6,512	(68,503)
Funds withheld derivative	138,228	115,540	30,117	(9,073)
Total derivatives related to VA contracts	(60,775)	11,098	(103,082)	75,861
Derivatives related to FIA contracts:
Embedded derivative - FIA	(55,878)	(16,494)	(738)	1,769
Equity futures - FIA	642	4,248	(355)	(184)
Volatility futures - FIA	—	—	5	—
Equity options - FIA	44,585	8,149	1,211	(2,617)
Total derivatives related to FIA contracts	(10,651)	(4,097)	123	(1,032)
Derivatives related to IUL contracts:
Embedded derivative - IUL	(14,117)	9,529	(614)	(486)
Equity futures - IUL	(818)	129	144	3
Equity options - IUL	9,580	3,477	(540)	(115)
Total derivatives related to IUL contracts	(5,355)	13,135	(1,010)	(598)
Embedded derivative - Modco reinsurance treaties	(103,009)	390	166,092	(68,026)
Derivatives with PLC(1)	42,699	29,289	(3,778)	15,863
Other derivatives	50	(25)	91	(37)
Total realized gains (losses) - derivatives	$(137,041)	$49,790	$58,436	$22,031

(1)         These derivatives include an interest support, YRT premium support, and portfolio maintenance agreements between certain of the Company’s subsidiaries and PLC.

The following tables present the components of the gain or loss on derivatives that qualify as a cash flow hedging relationship:

Gain (Loss) on Derivatives in Cash Flow Relationship

	Amount of Gains (Losses) Deferred in Accumulated Other	Amount and Location of Gains (Losses) Reclassified from Accumulated Other Comprehensive Income (Loss) into Income (Loss)	Amount and Location of (Losses) Recognized in Income (Loss) on Derivatives
	Comprehensive Income (Loss) on	(Effective Portion)	(Ineffective Portion)
Successor Company	Derivatives	Benefits and settlement	Realized investment
For The Year Ended December 31, 2017	(Effective Portion)	expenses	gains (losses)
	(Dollars In Thousands)
Foreign Currency Swaps	$(867)	$(694)	$—
Total	$(867)	$(694)	$—

Successor Company
For The Year Ended December 31, 2016
Foreign Currency Swaps	$1,058	$(60)	$—
Total	$1,058	$(60)	$—

Successor Company
February 1, 2015 to December 31, 2015
Inflation	$(131)	$(131)	$73
Total	$(131)	$(131)	$73

Predecessor Company
January 1, 2015 to January 31, 2015
Inflation	$13	$(36)	$(7)
Total	$13	$(36)	$(7)

Based on expected cash flows of the underlying hedged items, the Company expects to reclassify $0.6 million out of accumulated other comprehensive income into earnings during the next twelve months.

The table below presents information about the nature and accounting treatment of the Company’s primary derivative financial instruments and the location in and effect on the consolidated financial statements for the periods presented below:

	Successor Company
	As of December 31,
	2017		2016
	Notional Amount	Fair Value	Notional Amount	Fair Value
	(Dollars In Thousands)		(Dollars In Thousands)
Other long-term investments
Cash flow hedges:
Foreign currency swaps	$117,178	$6,016	$117,178	$132
Derivatives not designated as hedging instruments:
Interest rate swaps	1,265,000	55,411	1,135,000	71,644
Total return swaps	190,938	135	—	—
Derivatives with PLC(1)	2,810,469	91,578	2,808,807	48,878
Embedded derivative - Modco reinsurance treaties	64,472	1,009	64,123	2,573
Embedded derivative - GLWB	2,116,935	67,879	2,045,529	64,064
Interest rate futures	1,071,870	3,178	102,587	894
Equity futures	62,266	154	654,113	5,805
Currency futures	1,117	2	340,058	7,883
Equity options	4,436,467	403,961	3,944,444	328,908
Interest rate swaptions	225,000	14	225,000	2,503
Other	157	200	212	149
	$12,361,869	$629,537	$11,437,051	$533,433
Other liabilities
Derivatives not designated as hedging instruments:
Interest rate swaps	$597,500	$2,960	$575,000	$10,208
Total return swaps	243,388	318	—	—
Embedded derivative - Modco reinsurance treaties	2,390,539	215,247	2,450,692	141,301
Funds withheld derivative	1,502,726	61,729	1,557,237	91,267
Embedded derivative - GLWB	1,939,320	83,427	1,849,400	71,082
Embedded derivative - FIA	1,951,650	218,676	1,496,346	147,368
Embedded derivative - IUL	168,349	80,212	103,838	46,051
Interest rate futures	230,404	917	993,842	6,611
Equity futures	318,795	2,593	102,667	2,907
Currency futures	255,248	2,087	—	—
Equity options	3,112,812	237,807	2,590,160	157,253
	$12,710,731	$905,973	$11,719,182	$674,048

(1)         These derivatives include an interest support, YRT premium support, and portfolio maintenance agreements between certain of the Company’s subsidiaries and PLC.

8.                                      OFFSETTING OF ASSETS AND LIABILITIES

Certain of the Company’s derivative instruments are subject to enforceable master netting arrangements that provide for the net settlement of all derivative contracts between the Company and a counterparty in the event of default or upon the occurrence of certain termination events. Collateral support agreements associated with each master netting arrangement provide that the Company will receive or pledge financial collateral in the event either minimum thresholds, or in certain cases ratings levels, have been reached. Additionally, certain of the Company’s repurchase agreements provide for net settlement on termination of the agreement. Refer to Note 14,  Debt and Other Obligations  for details of the Company’s repurchase agreement programs.

The tables below present the derivative instruments by assets and liabilities for the Company as of December 31, 2017 (Successor Company):

	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Financial Position	Net Amounts of Assets Presented in the Statement of Financial Position	Gross Amounts Not Offset in the Statement of Financial Position
				Financial Instruments	Collateral Received	Net Amount
	(Dollars In Thousands)
Offsetting of Derivative Assets
Derivatives:
Free-Standing derivatives	$468,871	$—	$468,871	$242,105	$108,830	$117,936
Total derivatives, subject to a master netting arrangement or similar arrangement	468,871	—	468,871	242,105	108,830	117,936
Derivatives not subject to a master netting arrangement or similar arrangement
Embedded derivative - Modco reinsurance treaties	1,009	—	1,009	—	—	1,009
Embedded derivative - GLWB	67,879	—	67,879	—	—	67,879
Derivatives with PLC	91,578	—	91,578	—	—	91,578
Other	200	—	200	—	—	200
Total derivatives, not subject to a master netting arrangement or similar arrangement	160,666	—	160,666	—	—	160,666
Total derivatives	629,537	—	629,537	242,105	108,830	278,602
Total Assets	$629,537	$—	$629,537	$242,105	$108,830	$278,602

	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Financial Position	Net Amounts of Liabilities Presented in the Statement of Financial Position	Gross Amounts Not Offset in the Statement of Financial Position
				Financial Instruments	Collateral Posted	Net Amount
	(Dollars In Thousands)
Offsetting of Derivative Liabilities
Derivatives:
Free-Standing derivatives	$246,682	$—	$246,682	$242,105	$4,577	$—
Total derivatives, subject to a master netting arrangement or similar arrangement	246,682	—	246,682	242,105	4,577	—
Derivatives not subject to a master netting arrangement or similar arrangement
Embedded derivative - Modco reinsurance treaties	215,247	—	215,247	—	—	215,247
Funds withheld derivative	61,729	—	61,729	—	—	61,729
Embedded derivative - GLWB	83,427	—	83,427	—	—	83,427
Embedded derivative - FIA	218,676	—	218,676	—	—	218,676
Embedded derivative - IUL	80,212	—	80,212	—	—	80,212
Total derivatives, not subject to a master netting arrangement or similar arrangement	659,291	—	659,291	—	—	659,291
Total derivatives	905,973	—	905,973	242,105	4,577	659,291
Repurchase agreements(1)	885,000	—	885,000	—	—	885,000
Total Liabilities	$1,790,973	$—	$1,790,973	$242,105	$4,577	$1,544,291

(1)         Borrowings under repurchase agreements are for a term less than 90 days.

The tables below present the derivative instruments by assets and liabilities for the Company as of December 31, 2016 (Successor Company).

			Net Amounts
	Gross	Gross Amounts	of Assets Presented in	Gross Amounts Not Offset
	Amounts of	Offset in the Statement of	the Statement of	in the Statement of Financial Position
	Recognized Assets	Financial Position	Financial Position	Financial Instruments	Collateral Received	Net Amount

	(Dollars In Thousands)
Offsetting of Derivative Assets
Derivatives:
Free-Standing derivatives	$417,769	$—	$417,769	$171,384	$100,890	$145,495
Total derivatives, subject to a master netting arrangement or similar arrangement	417,769	—	417,769	171,384	100,890	145,495
Derivatives not subject to a master netting arrangement or similar arrangement
Embedded derivative - Modco reinsurance treaties	2,573	—	2,573	—	—	2,573
Embedded derivative - GLWB	64,064	—	64,064	—	—	64,064
Derivatives with PLC	48,878	—	48,878	—	—	48,878
Other	149	—	149	—	—	149
Total derivatives, not subject to a master netting arrangement or similar arrangement	115,664	—	115,664	—	—	115,664
Total derivatives	533,433	—	533,433	171,384	100,890	261,159
Total Assets	$533,433	$—	$533,433	$171,384	$100,890	$261,159

			Net Amounts
	Gross	Gross Amounts	of Liabilities Presented in	Gross Amounts Not Offset
	Amounts of	Offset in the Statement of	the Statement of	in the Statement of Financial Position
	Recognized Liabilities	Financial Position	Financial Position	Financial Instruments	Collateral Posted	Net Amount
	(Dollars In Thousands)
Offsetting of Derivative Liabilities
Derivatives:
Free-Standing derivatives	$176,979	$—	$176,979	$171,384	$5,595	$—
Total derivatives, subject to a master netting arrangement or similar arrangement	176,979	—	176,979	171,384	5,595	—
Derivatives not subject to a master netting arrangement or similar arrangement
Embedded derivative - Modco reinsurance treaties	141,301	—	141,301	—	—	141,301
Funds withheld derivative	91,267	—	91,267	—	—	91,267
Embedded derivative - GLWB	71,082	—	71,082	—	—	71,082
Embedded derivative - FIA	147,368	—	147,368	—	—	147,368
Embedded derivative - IUL	46,051	—	46,051	—	—	46,051
Total derivatives, not subject to a master netting arrangement or similar arrangement	497,069	—	497,069	—	—	497,069
Total derivatives	674,048	—	674,048	171,384	5,595	497,069
Repurchase agreements(1)	797,721	—	797,721	—	—	797,721
Total Liabilities	$1,471,769	$—	$1,471,769	$171,384	$5,595	$1,294,790

(1)   Borrowings under repurchase agreements are for a term less than 90 days.

9.             MORTGAGE LOANS

Mortgage Loans

The Company invests a portion of its investment portfolio in commercial mortgage loans. As of December 31, 2017 (Successor Company), the Company’s mortgage loan holdings were approximately $6.8 billion. The Company has specialized in making loans on credit-oriented commercial properties, credit-anchored strip shopping centers, senior living facilities, and apartments. The Company’s underwriting procedures relative to its commercial loan portfolio are based, in the Company’s view, on a conservative and disciplined approach. The Company concentrates on a small number of commercial real estate asset types associated with the necessities of life (retail, multi-family, senior living, professional office buildings, and warehouses). The Company believes that these asset types tend to weather economic downturns better than other commercial asset classes in which it has chosen not to participate. The Company believes this disciplined approach has helped to maintain a relatively low delinquency and foreclosure rate throughout its history. The majority of the Company’s mortgage loans portfolio was underwritten by the Company. From time to time, the Company may acquire loans in conjunction with an acquisition.

The Company’s commercial mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, and net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan’s contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts and prepayment fees are reported in net investment income.

As of February 1, 2015, all mortgage loans were measured at fair value. Each mortgage loan was individually analyzed to determine the fair value. Each loan was either analyzed and assigned a discount rate or given an impairment, based on whether facts and circumstances which, as of the acquisition date, indicated less than full projected collections of contractual principal and interest payments. Various market factors were considered in determining the net present value of the expected cash flow stream or underlying real estate collateral, including the characteristics of the borrower, the underlying collateral, underlying credit worthiness of the tenants, and tenant payment history. Known events and risks, such as refinancing risks, were also considered in the fair value determination. In certain cases, fair value was based on the NPV of the expected cash flow stream or the underlying value of the real estate collateral.

The following table includes a breakdown of the Company’s commercial mortgage loan portfolio by property type as of December 31, 2017 (Successor Company):

Type	Percentage of Mortgage Loans on Real Estate
Retail	52.1%
Office Buildings	10.9
Apartments	8.8
Warehouses	10.4
Senior housing	13.7
Other	4.1
100.0%

The Company specializes in originating mortgage loans on either credit-oriented or credit-anchored commercial properties. No single tenant’s exposure represents more than 1.5% of mortgage loans. Approximately 64.4% of the mortgage loans are on properties located in the following states:

State	Percentage of Mortgage Loans on Real Estate
Alabama	9.6%
Florida	9.4
Texas	8.4
Georgia	7.9
Ohio	5.5
Tennessee	5.3
California	5.2
South Carolina	3.3
North Carolina	4.9
Utah	4.9
64.4%

During the year ended December 31, 2017 (Successor Company), the Company funded approximately $1.6 billion of new loans, with an average loan size of $8.8 million. The average size mortgage loan in the portfolio as of December 31, 2017 (Successor Company), was $4.0 million and the weighted-average interest rate was 4.8%. The largest single mortgage loan at December 31, 2017 (Successor Company) was $61.1 million.

Certain of the mortgage loans have call options that occur within the next 11 years. However, if interest rates were to significantly increase, we may be unable to exercise the call options on our existing mortgage loans commensurate with the significantly increased market rates. Assuming the loans are called at their next call dates, approximately $161.2 million would become due in 2018, $858.6 million in 2019 through 2023, $105.8 million in 2024 through 2028, and $2.0 million thereafter.

The Company offers a type of commercial mortgage loan under which the Company will permit a loan-to-value ratio of up to 85% in exchange for a participating interest in the cash flows from the underlying real estate. As of December 31, 2017 (Successor Company) and December 31, 2016 (Successor Company), approximately $669.3 million and $595.2 million, respectively, of the Company’s mortgage loans have this participation feature. Cash flows received as a result of this participation feature are recorded as interest income when received. During the year ended December 31, 2017 (Successor Company), the year ended December 31, 2016 (Successor Company), the period of February 1, 2015 to December 31, 2015 (Successor Company), and the period of January 1, 2015 to January 31, 2015 (Predecessor Company), the Company recognized $37.2 million , $16.7 million , $29.8 million, and $0.1 million of participating mortgage loan income, respectively.

As of December 31, 2017 (Successor Company), approximately $6.5 million of invested assets consisted of nonperforming mortgage loans, restructured mortgage loans, or mortgage loans that were foreclosed and were converted to real estate properties. The Company does not expect these investments to adversely affect its liquidity or ability to maintain proper matching of assets and liabilities. During the year ended December 31, 2017 (Successor Company), certain mortgage loan transactions occurred that were accounted for as troubled debt restructurings. For all mortgage loans, the impact of troubled debt restructurings is generally reflected in our investment balance and in the allowance for mortgage loan credit losses. During the year ended December 31, 2017 (Successor Company), the Company recognized two troubled debt restructuring transactions as a result of the Company granting a concession to a borrower which included loan terms unavailable from other lenders. These concessions were the result of agreements between the creditor and the debtor. The Company did not identify any loans whose principal was permanently impaired during the year ended December 31, 2017 (Successor Company).

As of December 31, 2016 (Successor Company), approximately $1.5 million of invested assets consisted of nonperforming, restructured, or mortgage loans that were foreclosed and were converted to real estate properties. The Company does not expect these investments to adversely affect its liquidity or ability to maintain proper matching of assets and liabilities. During the year ended December 31, 2016 (Successor Company), certain mortgage loan transactions occurred that were accounted for as troubled debt restructurings. For all mortgage loans, the impact of troubled debt restructurings is generally reflected in our investment balance and in the allowance for mortgage loan credit losses. During the year ended December 31, 2016 (Successor Company), the Company recognized a troubled debt restructuring as a result of the Company granting a concession to a borrower which included loan terms unavailable from other lenders and reduced the expected cash flows on the loan. This concession was the result of agreements between the creditor and the debtor. The Company did not identify any loans whose principal was permanently impaired during the year ended December 31, 2016 (Successor Company).

As of December 31, 2015 (Successor Company), approximately $4.7 million of invested assets consisted of nonperforming, restructured, or mortgage loans that were foreclosed and were converted to real estate properties since February 1, 2015 (Successor Company). The Company does not expect these investments to adversely affect its liquidity or ability to maintain proper matching of assets and liabilities. During the period of February 1, 2015 to December 31, 2015 (Successor Company) and the period of January 1, 2015 to January 31, 2015 (Predecessor Company), the Company entered into certain mortgage loan transactions that were accounted for as troubled debt restructurings. For all mortgage loans, the impact of troubled debt restructurings is generally reflected in the Company’s investment balance and in the allowance for mortgage loan credit losses. Transactions accounted for as troubled debt restructurings during the period of February 1, 2015 to December 31, 2015 (Successor Company) and the period of January 1, 2015 to January 31, 2015 (Predecessor Company) included either the acceptance of assets in satisfaction of principal during the respective periods or at a future date and were the result of agreements between the creditor and the debtor. During the period of February 1, 2015 to December 31, 2015 (Successor Company), the Company accepted or agreed to accept assets of $15.8 million in satisfaction of $21.1 million of principal and for the period of January 1, 2015 to January 31, 2015 (Predecessor Company), the Company accepted or agreed to accept assets of $11.3 million in satisfaction of $13.8 million of principal. Of the amounts accepted or agreed to accept in satisfaction of principal during the period of February 1, 2015 to December 31, 2015 (Successor Company) $3.7 million related to foreclosures. These transactions resulted in no material realized losses in the Company’s investment in mortgage loans net of existing discounts for mortgage loan losses for the period of February 1, 2015 to December 31, 2015 (Successor Company).

The Company’s mortgage loan portfolio consists of two categories of loans: 1) those not subject to a pooling and servicing agreement and 2) those subject to a contractual pooling and servicing agreement. As of December 31, 2017 (Successor Company), $6.5 million of mortgage loans not subject to a pooling and servicing agreement were nonperforming, restructured, or mortgage loans that were foreclosed and were converted to real estate. None of the restructured loans were nonperforming during the year ended December 31, 2017 (Successor Company). The Company foreclosed on $6.1 million of nonperforming loans during the year ended December 31, 2017 (Successor Company).

As of December 31, 2017 (Successor Company), none of the loans subject to a pooling and servicing agreement were nonperforming or restructured. The Company did not foreclose on any nonperforming loans subject to a pooling and servicing agreement during the year ended December 31, 2017 (Successor Company).

As of December 31, 2017 (Successor Company), there were no allowances for mortgage loan credit losses and as of December 31, 2016 (Successor Company), there was a $0.7 million allowance for mortgage loan credit losses. Due to the Company’s loss experience and nature of the loan portfolio, the Company believes that a collectively evaluated allowance would be inappropriate. The Company believes an allowance calculated through an analysis of specific loans that are believed to have a higher risk of credit impairment provides a more accurate presentation of expected losses in the portfolio and is consistent with the applicable guidance for loan impairments in ASC Subtopic 310. Since the Company uses the specific identification method for calculating the allowance, it is necessary to review the economic situation of each borrower to determine those that have higher risk of credit impairment. The Company has a team of professionals that monitors borrower conditions such as payment practices, borrower credit, operating performance, and property conditions, as well as ensuring the timely payment of property taxes and insurance. Through this monitoring process, the Company assesses the risk of each loan. When issues are identified, the severity of the issues are assessed and reviewed for possible credit impairment. If a loss is probable, an expected loss calculation is performed and an allowance is established for that loan based on the expected loss. The expected loss is calculated as the excess carrying value of a loan over either the present value of expected future cash flows discounted at the loan’s original effective interest rate, or the current estimated fair value of the loan’s underlying collateral. A loan may be subsequently charged off at such point that the Company no longer expects to receive cash payments, the present value of future expected payments of the renegotiated loan is less than the current principal balance, or at such time that the Company is party to foreclosure or bankruptcy proceedings associated with the borrower and does not expect to recover the principal balance of the loan.

A charge off is recorded by eliminating the allowance against the mortgage loan and recording the renegotiated loan or the collateral property related to the loan as investment real estate on the balance sheet, which is carried at the lower of the appraised fair value of the property or the unpaid principal balance of the loan, less estimated selling costs associated with the property:

	Successor Company
	As of December 31, 2017	As of December 31, 2016
	(Dollars In Thousands)
Beginning balance	$724	$—
Charge offs	(6,708)	(4,682)
Recoveries	(731)	—
Provision	6,715	5,406
Ending balance	$—	$724

It is the Company’s policy to cease accruing interest on loans that are over 90 days delinquent. For loans less than 90 days delinquent, interest is accrued unless it is determined that the accrued interest is not collectible. If a loan becomes over 90 days delinquent, it is the Company’s general policy to initiate foreclosure proceedings unless a workout arrangement to bring the loan current is in place. For loans subject to a pooling and servicing agreement, there are certain additional restrictions and/or requirements related to workout proceedings, and as such, these loans may have different attributes and/or circumstances affecting the status of delinquency or categorization of those in nonperforming status. An analysis of the delinquent loans is shown in the following chart:

Successor Company	30-59 Days Delinquent	60-89 Days Delinquent	Greater than 90 Days Delinquent	Total Delinquent
	(Dollars In Thousands)
As of December 31, 2017
Commercial mortgage loans	$1,817	$—	$—	$1,817
Number of delinquent commercial mortgage loans	2	—	—	2
As of December 31, 2016
Commercial mortgage loans	$3,669	$—	$—	$3,669
Number of delinquent commercial mortgage loans	4	—	—	4

The Company’s commercial mortgage loan portfolio consists of mortgage loans that are collateralized by real estate. Due to the collateralized nature of the loans, any assessment of impairment and ultimate loss given a default on the loans is based upon a consideration of the estimated fair value of the real estate. The Company limits accrued interest income on impaired loans to ninety days of interest. Once accrued interest on the impaired loan is received, interest income is recognized on a cash basis. For information regarding impaired loans, please refer to the following chart:

Successor Company	Recorded Investment	Unpaid Principal Balance	Related Allowance	Average Recorded Investment	Interest Income Recognized	Cash Basis Interest Income
(Dollars In Thousands)
As of December 31, 2017
Commercial mortgage loans:
With no related allowance recorded	$—	$—	$—	$—	$—	$—
With an allowance recorded	—	—	—	—	—	—
As of December 31, 2016
Commercial mortgage loans:
With no related allowance recorded	$—	$—	$—	$—	$—	$—
With an allowance recorded	1,819	1,819	724	1,819	96	96

As of December 31, 2016 (Successor Company), the Company did not carry any mortgage loans that have been modified in a troubled debt restructuring. Mortgage loans that were modified in a troubled debt restructuring as of December 31, 2017 (Successor Company) were as follows:

Successor Company As of December 31, 2017	Number of contracts	Pre-Modification Outstanding Recorded Investment	Post-Modification Outstanding Recorded Investment
		(Dollars In Thousands)
Troubled debt restructuring:
Commercial mortgage loans	1	$418	$418

10.                               DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

Deferred Policy Acquisition Costs

The balances and changes in DAC are as follows:

	Successor Company
	As of December 31, 2017	As of December 31, 2016

Balance, beginning of period	$576,685	$291,497
Capitalization of commissions, sales, and issue expenses	335,601	330,302
Amortization	(53,604)	(49,179)
Change due to unrealized investment gains and losses	(15,234)	4,065
Balance, end of period	$843,448	$576,685

Value of Business Acquired

The balances and changes in VOBA are as follows:

	Successor Company
	As of December 31, 2017	As of December 31, 2016
	(Dollars In Thousands)
Balance, beginning of period	$1,447,839	$1,270,876
Acquisitions	—	285,092
Amortization	(25,839)	(101,119)
Change due to unrealized investment gains and losses	(60,047)	(7,010)
Balance, end of period	$1,361,953	$1,447,839

Based on the balance recorded as of December 31, 2017 (Successor Company), the expected amortization of VOBA for the next five years is as follows:

Expected
Years	Amortization
(Dollars In Thousands)
2018	$122,333
2019	117,483
2020	102,464
2021	89,906
2022	82,782

11.                                    GOODWILL

During the fourth quarter of 2017, the Company performed its annual qualitative evaluation of goodwill based on the circumstances that existed as of October 1, 2017 (Successor Company) and determined that there was no indication that its segment goodwill was more likely than not impaired, thus no quantitative assessment was performed and no adjustment to impair goodwill was necessary. The Company has assessed whether events have occurred subsequent to October 1, 2017 that would impact the Company’s conclusion and no such events were identified. As part of the Company’s ongoing assessment of goodwill recoverability, the impact of The Tax Reform Act and the impact that the lower corporate tax rate would have on the carrying value of the reporting units and their associated fair values was assessed in response to potential considerations as outlined under ASC 350-20-35-3C.  After consideration of applicable factors and circumstances noted as part of a qualitative assessment, the Company determined that it was more likely than not that the increase in the fair value of the reporting unit would exceed the increase in the carrying value of the reporting units and thus did not consider this to be a triggering event that would require a quantitative assessment of impairment.

As of December 31, 2016 (Successor Company), the Company increased its goodwill balance by approximately $61.0 million in the Asset Protection segment, which was attributed to the US Warranty acquisition. Refer to Note 3,  Significant Transactions . The balance of goodwill for the Company as of December 31, 2017 (Successor Company) was $793.5 million.

12.                                    CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues variable universal life and VA products through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder. The Company also offers, for our VA products, certain GMDB. The most significant of these guarantees involve 1) return of the highest anniversary date account value, or 2) return of the greater of the highest anniversary date account value or the last anniversary date account value compounded at 5% interest or 3) return of premium. The GLWB rider provides the contract holder with protection against certain adverse market impacts on the amount they can withdraw and is classified as an embedded derivative and is carried at fair value on the Company’s balance sheet. The VA separate account balances subject to GLWB were $9.7 billion as of December 31, 2017 (Successor Company). For more information regarding the valuation of and income impact of GLWB, please refer to Note 2, Summary of Significant Accounting Policies , Note 6,  Fair Value of Financial Instruments , and Note 7,  Derivative Financial Instruments .

The GMDB reserve is calculated by applying a benefit ratio, equal to the present value of total expected GMDB claims divided by the present value of total expected contract assessments, to cumulative contract assessments. This amount is then adjusted by the amount of cumulative GMDB claims paid and accrued interest. Assumptions used in the calculation of the GMDB reserve were as follows: mean investment performance of 7.01%, age-based mortality from the Ruark 2015 ALB table adjusted for company and industry experience, lapse rates determined by a dynamic formula, and an average discount rate of 4.9%. Changes in the GMDB reserve are included in benefits and settlement expenses in the accompanying consolidated statements of income.

The VA separate account balances subject to GMDB were $13.1 billion as of December 31, 2017 (Successor Company). The total GMDB amount payable based on VA account balances as of December 31, 2017 (Successor Company), was $90.5 million (including $72.8 million in the Annuities segment and $17.7 million in the Acquisitions segment) with a GMDB reserve of $30.9 million and $3.1 million in the Annuities and Acquisitions segment, respectively. The average attained age of contract holders as of December 31, 2017 (Successor Company) for the Company was 73.

These amounts exclude certain VA business which has been 100% reinsured to Commonwealth Annuity and Life Insurance Company (formerly known as Allmerica Financial Life Insurance and Annuity Company) (“CALIC”) under a Modco agreement. The guaranteed amount payable associated with the annuities reinsured to CALIC was $8.4 million and is included in the Acquisitions segment. The average attained age of contract holders as of December 31, 2017 (Successor Company), was 67 years.

Activity relating to GMDB reserves (excluding those 100% reinsured under the Modco agreement) is as follows:

	Successor Company			Predecessor Company
	For The Year Ended December 31, 2017	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015
	(Dollars In Thousands)			(Dollars In Thousands)
Beginning balance	$27,835	$29,931	$23,893	$21,695
Incurred guarantee benefits	(504)	(682)	8,285	2,506
Less: Paid guarantee benefits	720	1,414	2,247	442
Ending balance	$26,611	$27,835	$29,931	$23,759

Account balances of variable annuities with guarantees invested in variable annuity separate accounts are as follows:

	Successor Company
	As of December 31,
	2017	2016
	(Dollars In Thousands)
Equity mutual funds	$8,798,847	$8,071,204
Fixed income mutual funds	5,005,663	5,085,864
Total	$13,804,510	$13,157,068

Certain of the Company’s fixed annuities and universal life products have a sales inducement in the form of a retroactive interest credit (“RIC”). In addition, certain annuity contracts provide a sales inducement in the form of a bonus interest credit. The Company maintains a reserve for all interest credits earned to date. The Company defers the expense associated with the RIC and bonus interest credits each period and amortizes these costs in a manner similar to that used for DAC.

Activity in the Company’s deferred sales inducement asset was as follows:

	Successor Company			Predecessor Company
	For The Year Ended December 31, 2017	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015
	(Dollars In Thousands)			(Dollars In Thousands)
Deferred asset, beginning of period	$22,497	$11,756	$—	$155,150
Amounts deferred	14,246	16,212	14,557	82
Amortization	(5,787)	(5,471)	(2,801)	(1,139)
Deferred asset, end of period	$30,956	$22,497	$11,756	$154,093

13.                               REINSURANCE

The Company reinsures certain of its risks with (cedes), and assumes risks from, other insurers under yearly renewable term, coinsurance, and modified coinsurance agreements. Under yearly renewable term agreements, the Company reinsures only the mortality risk, while under coinsurance the Company reinsures a proportionate share of all risks arising under the reinsured policy. Under coinsurance, the reinsurer receives a proportionate share of the premiums less commissions and is liable for a corresponding share of all benefit payments. Modified coinsurance is accounted for in a manner similar to coinsurance except that the liability for future policy benefits is held by the ceding company, and settlements are made on a net basis between the companies.

Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to us under the terms of the reinsurance agreements. The Company monitors the concentration of credit risk the Company has with any reinsurer, as well as the financial condition of its reinsurers. As of December 31, 2017 (Successor Company), the Company had reinsured approximately 38% of the face value of its life insurance in-force. The Company has reinsured approximately 16% of the face value of its life insurance in-force with the following three reinsurers:

•                       Security Life of Denver Insurance Co. (currently administered by Hannover Re)

•                       Swiss Re Life & Health America Inc.

•                       The Lincoln National Life Insurance Co. (currently administered by Swiss Re Life & Health America Inc.)

The Company has not experienced any credit losses for the years ended December 31, 2017 (Successor Company), December 31, 2016 (Successor Company), or December 31, 2015 (Successor Company) related to these reinsurers. The Company has set limits on the amount of insurance retained on the life of any one person. The amount of insurance retained by the Company on any one life on traditional life insurance was $500,000 in years prior to mid-2005. In 2005, this retention amount was increased to $1,000,000  for certain policies, and during 2008, it was increased to $2,000,000 for certain policies. During 2016, the retention amount was increased to $5,000,000.

Reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers, for both short- and long-duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with reinsured policies.

The following table presents the net life insurance in-force:

	Successor Company
	As of December 31,
	2017	2016
	(Dollars In Millions)
Direct life insurance in-force	$751,512	$739,249
Amounts assumed from other companies	110,205	116,265
Amounts ceded to other companies	(328,377)	(348,995)
Net life insurance in-force	$533,340	$506,519

Percentage of amount assumed to net	21%	23%

The following table reflects the effect of reinsurance on life, accident/health, and property and liability insurance premiums written and earned:

Successor Company	Gross Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount
	(Dollars In Thousands)
For The Year Ended December 31, 2017
Premiums and policy fees:
Life insurance	$2,655,846	$(1,230,258)	$435,113	$1,860,701	(1)
Accident/health insurance	51,991	(33,052)	14,946	33,885
Property and liability insurance	288,809	(103,786)	9,657	194,680
Total	$2,996,646	$(1,367,096)	$459,716	$2,089,266
For The Year Ended December 31, 2016
Premiums and policy fees:
Life insurance	$2,610,682	$(1,207,159)	$454,999	$1,858,522	(1)
Accident/health insurance	58,076	(36,935)	17,439	38,580
Property and liability insurance	242,517	(86,629)	5,706	161,594
Total	$2,911,275	$(1,330,723)	$478,144	$2,058,696
February 1, 2015 to December 31, 2015
Premiums and policy fees:
Life insurance	$2,360,643	$(1,058,706)	$308,280	$1,610,217	(1)
Accident/health insurance	70,243	(36,871)	18,252	51,624
Property and liability insurance	228,500	(79,294)	6,904	156,110
Total	$2,659,386	$(1,174,871)	$333,436	$1,817,951

Predecessor Company	Gross Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount
	(Dollars In Thousands)
January 1, 2015 to January 31, 2015
Premiums and policy fees:
Life insurance	$204,185	$(80,657)	$28,601	$152,129	(1)
Accident/health insurance	6,846	(4,621)	1,809	4,034
Property and liability insurance	18,475	(6,354)	666	12,787
Total	$229,506	$(91,632)	$31,076	$168,950

(1)              Includes annuity policy fees of $173.5 million, $80.1 million, $77.2 million, and $7.7 million for the year ended December 31, 2017 (Successor Company), for the year ended December 31, 2016 (Successor Company), the periods of February 1, 2015 to December 31, 2015 (Successor Company) and January 1, 2015 to January 31, 2015 (Predecessor Company), respectively.

As of December 31, 2017 and 2016 (Successor Company), policy and claim reserves relating to insurance ceded of $4.8 billion and $5.1 billion, respectively, are included in reinsurance receivables. Should any of the reinsurers be unable to meet its obligation at the time of the claim, the Company would be obligated to pay such claims. As of December 31, 2017 and 2016 (Successor Company), the Company had paid $96.6 million and $87.9 million, respectively, of ceded benefits which are recoverable from reinsurers. In addition, as of December 31, 2017 and 2016 (Successor Company), the Company had receivables of $65.1 million and $64.5 million, respectively, related to insurance assumed.

The Company’s third party reinsurance receivables amounted to $4.8 billion and $5.1 billion as of December 31, 2017 and 2016 (Successor Company), respectively. These amounts include ceded reserve balances and ceded benefit payments. The ceded benefit payments are recoverable from reinsurers. The following table sets forth the receivables attributable to our more significant reinsurance partners:

	Successor Company
	As of December 31,
	2017		2016
	Reinsurance Receivable	A.M. Best Rating	Reinsurance Receivable	A.M. Best Rating
	(Dollars In Millions)
Security Life of Denver Insurance Company	$740.8	A	$762.2	A
Swiss Re Life & Health America, Inc.	614.8	A+	682.6	A+
Lincoln National Life Insurance Co.	489.1	A+	530.9	A+
Transamerica Life Insurance Co.	335.6	A+	367.8	A+
SCOR Global Life(1)	331.8	A+	354.8	A
RGA Reinsurance Company	278.3	A+	269.0	A+
American United Life Insurance Company	266.7	A+	285.6	A+
Scottish Re (U.S.) Inc.	249.5	NR	232.8	NR
Centre Reinsurance (Bermuda) Ltd	212.2	NR	243.6	NR
Employers Reassurance Corporation	193.9	A-	201.7	A-

(1)              Includes SCOR Global Life Americas Reinsurance Company, SCOR Global Life USA Reinsurance Co, and SCOR Global Life Reinsurance Co of Delaware

The Company’s reinsurance contracts typically do not have a fixed term. In general, the reinsurers’ ability to terminate coverage for existing cessions is limited to such circumstances as material breach of contract or non-payment of premiums by the ceding company. The reinsurance contracts generally contain provisions intended to provide the ceding company with the ability to cede future business on a basis consistent with historical terms. However, either party may terminate any of the contracts with respect to future business upon appropriate notice to the other party.

Generally, the reinsurance contracts do not limit the overall amount of the loss that can be incurred by the reinsurer. The amount of liabilities ceded under contracts that provide for the payment of experience refunds is immaterial.

14.          DEBT AND OTHER OBLIGATIONS

Non-Recourse Funding Obligations

Golden Gate Captive Insurance Company

On January 15, 2016, Golden Gate Captive Insurance Company (“Golden Gate”), a Vermont special purpose financial insurance company and a wholly owned subsidiary of the Company, and Steel City, LLC (“Steel City”), a newly formed wholly owned subsidiary of PLC, entered into an 18-year transaction to finance $2.188 billion of “XXX” reserves related to the acquired GLAIC Block and the other term life insurance business reinsured to Golden Gate by the Company and WCL, a direct wholly owned subsidiary of the Company. Steel City issued notes (the “Steel City Notes”) with an aggregate initial principal amount of $2.188 billion to Golden Gate in exchange for a surplus note issued by Golden Gate with an initial principal amount of $2.188 billion. Through the structure, Hannover Life Reassurance Company of America (Bermuda) Ltd., The Canada Life Assurance Company (Barbados Branch) and Nomura Americas Re Ltd. (collectively, the “Risk-Takers”) provide credit enhancement to the Steel City Notes for the 18-year term in exchange for credit enhancement fees. The transaction is “non-recourse” to PLC, WCL, and the Company, meaning that none of these companies, other than Golden Gate, are liable to reimburse the Risk-Takers for any credit enhancement payments required to be made. As of December 31, 2017 (Successor Company), the aggregate principal balance of the Steel City Notes was $2.014 billion. In connection with this transaction, PLC has entered into certain support agreements under which it guarantees or otherwise supports certain obligations of Golden Gate or Steel City including a guarantee of the fees to the Risk-Takers. The support agreements provide that amounts would become payable by PLC if Golden Gate’s annual general corporate expenses were higher than modeled amounts, certain reinsurance rates applicable to the subject business increase beyond modeled amounts or in the event write-downs due to other-than-temporary impairments on assets held in certain accounts exceed defined threshold levels. Additionally, PLC has entered into a separate agreement to guarantee payment of certain fee amounts in connection with the credit enhancement of the Steel City Notes. As of December 31, 2017 (Successor Company), no payments have been made under these agreements.

In connection with the transaction outlined above, Golden Gate had a $2.014 billion outstanding non-recourse funding obligation as of December 31, 2017 (Successor Company). This non-recourse funding obligation matures in 2039 and accrues interest at a fixed annual rate of 4.75%.

Golden Gate II Captive Insurance Company

Golden Gate II Captive Insurance Company (“Golden Gate II”), a South Carolina special purpose financial captive insurance company and wholly owned subsidiary, had $575 million of non-recourse funding obligations as of December 31, 2017 (Successor Company). These outstanding non-recourse funding obligations were issued to special purpose trusts, which in turn issued securities to third parties. Certain of our affiliates own a portion of these securities. As of December 31, 2017 (Successor Company), securities related to $58.6 million of the balance of the non-recourse funding obligations were held by external parties, securities related to $251.2 million of the non-recourse funding obligations were held by nonconsolidated affiliates, and $265.2 million were held by consolidated subsidiaries of the Company. PLC has entered into certain support agreements with Golden Gate II obligating it to make capital contributions or provide support related to certain of Golden Gate II’s expenses and in certain circumstances, to collateralize certain of PLC’s obligations to Golden Gate II. These support agreements provide that amounts would become payable by PLC to Golden Gate II if its annual general corporate expenses were higher than modeled amounts or if Golden Gate II’s investment income on certain investments or premium income was below certain actuarially determined amounts. As of December 31, 2017 (Successor Company), no payments have been made under these agreements; however, certain support agreement obligations to Golden Gate II of approximately $2.8 million have been collateralized by PLC. Re-evaluation and, if necessary, adjustments of any support agreement collateralization amounts occur annually during the first quarter pursuant to the terms of the support agreements.

During the year ended December 31, 2017 (Successor Company), the Company and its affiliates did not repurchase any of its outstanding non-recourse funding obligations. During the year ended December 31, 2016 (Successor Company), the Company repurchased $86.3 million of its outstanding non-recourse funding obligations, at a discount.

Golden Gate V Vermont Captive Insurance Company

On October 10, 2012, Golden Gate V Vermont Captive Insurance Company (“Golden Gate V”), a Vermont special purpose financial insurance company and Red Mountain, LLC (“Red Mountain”), both wholly owned subsidiaries, entered into a 20-year transaction to finance up to $945 million of “AXXX” reserves related to a block of universal life insurance policies with secondary guarantees issued by the Company and its subsidiary, West Coast Life Insurance Company (“WCL”). Golden Gate V issued non-recourse funding obligations to Red Mountain, and Red Mountain issued a note with an initial principal amount of $275 million, increasing to a maximum of $945 million in 2027, to Golden Gate V for deposit to a reinsurance trust supporting Golden Gate V’s obligations under a reinsurance agreement with WCL, pursuant to which WCL cedes liabilities relating to the policies of WCL and retrocedes liabilities relating to the policies of the Company. Through the structure, Hannover Life Reassurance Company of America (“Hannover Re”), the ultimate risk taker in the transaction, provides credit enhancement to the Red Mountain note for the 20-year term in exchange for a fee. The transaction is “non-recourse” to Golden Gate V, Red Mountain, WCL, PLC, and the Company, meaning that none of these companies are liable for the reimbursement of any credit enhancement payments required to be made. As of December 31, 2017 (Successor Company), the principal balance of the Red Mountain note was $620 million. Future scheduled capital contributions to prefund credit enhancement fees amount to approximately $121.8 million and will be paid in annual installments through 2031. In connection with the transaction, PLC has entered into certain support agreements under which it guarantees or otherwise supports certain obligations of Golden Gate V or Red Mountain. The support agreements provide that amounts would become payable by PLC if Golden Gate V’s annual general corporate expenses were higher than modeled amounts or in the event write-downs due to other-than-temporary impairments on assets held in certain accounts exceed defined threshold levels. Additionally, PLC has entered into separate agreements to indemnify Golden Gate V with respect to material adverse changes in non-guaranteed elements of insurance policies reinsured by Golden Gate V and to guarantee payment of certain fee amounts in connection with the credit enhancement of the Red Mountain note. As of December 31, 2017 (Successor Company), no payments have been made under these agreements.

In connection with the transaction outlined above, Golden Gate V had a $620 million outstanding non-recourse funding obligation as of December 31, 2017 (Successor Company). This non-recourse funding obligation matures in 2037, has scheduled increases in principal to a maximum of $945 million, and accrues interest at a fixed annual rate of 6.25%.

Non-recourse funding obligations outstanding, on a consolidated basis, are shown in the following table:

Issuer	Outstanding Principal	Carrying Value(1)	Maturity Year	Year-to-Date Weighted- Avg Interest Rate
	(Dollars In Thousands)
Successor Company
As of December 31, 2017
Golden Gate Captive Insurance Company(2)(3)	$2,014,000	$2,014,000	2039	4.75%
Golden Gate II Captive Insurance Company	309,849	255,132	2052	3.11%
Golden Gate V Vermont Captive Insurance Company (2)(3)	620,000	681,285	2037	5.12%
MONY Life Insurance Company(3)	1,091	2,405	2024	6.19%
Total	$2,944,940	$2,952,822

Issuer	Outstanding Principal	Carrying Value(1)	Maturity Year	Year-to-Date Weighted- Avg Interest Rate
	(Dollars In Thousands)
Successor Company
As of December 31, 2016
Golden Gate Captive Insurance Company(3)	$2,116,000	$2,116,000	2039	4.75%
Golden Gate II Captive Insurance Company	278,949	227,338	2052	1.30%
Golden Gate V Vermont Captive Insurance Company (3)	565,000	628,025	2037	5.12%
MONY Life Insurance Company(3)	1,091	2,466	2024	6.19%
Total	$2,961,040	$2,973,829

(1)              Carrying values include premiums and discounts and do no represent unpaid principal balances.

(2)              Obligations are issued to non-consolidated subsidiaries of PLC. These obligations collateralize certain held-to-maturity securities issued by wholly owned subsidiaries of the Company.

(3)              Fixed rate obligations

Letters of Credit

Golden Gate III Vermont Captive Insurance Company

On April 23, 2010, Golden Gate III Vermont Captive Insurance Company (“Golden Gate III”), a Vermont special purpose financial insurance company and wholly owned subsidiary of PLICO, entered into a Reimbursement Agreement (the “Reimbursement Agreement”) with UBS AG, Stamford Branch (“UBS”), as issuing lender. Under the Reimbursement Agreement, UBS issued a letter of credit (the “LOC)”) to a trust for the benefit of WCL. The Reimbursement Agreement has undergone three separate amendments and restatements. The Reimbursement Agreement’s current effective date is June 25, 2014. The LOC balance reached its scheduled peak of $935 million in 2015. As of December 31, 2017 (Successor Company), the LOC balance was $885 million. The term of the LOC is expected to be approximately 15 years from the original issuance date. This transaction is “non-recourse” to WCL, PLC, and the Company, meaning that none of these companies other than Golden Gate III are liable for reimbursement on a draw of the LOC. PLC has entered into certain support agreements with Golden Gate III obligating PLC to make capital contributions or provide support related to certain of Golden Gate III’s expenses and in certain circumstances, to collateralize certain of PLC’s obligations to Golden Gate III. Future scheduled capital contributions amount to approximately $70.0 million and will be paid in two installments with the last payment occurring in 2021. These contributions may be subject to potential offset against dividend payments as permitted under the terms of the Reimbursement Agreement. The support agreements provide that amounts would become payable by PLC to Golden Gate III if Golden Gate III’s annual general corporate expenses were higher than modeled amounts or if specified catastrophic losses occur during defined time periods with respect to the policies reinsured by Golden Gate III. Pursuant to the terms of an amended and restated letter agreement with UBS, PLC has continued to guarantee the payment of fees to UBS as specified in the Reimbursement Agreement. As of December 31, 2017 (Successor Company), no payments have been made under these agreements.

Golden Gate IV Vermont Captive Insurance Company

Golden Gate IV Vermont Captive Insurance Company (“Golden Gate IV”), a Vermont special purpose financial insurance company and wholly owned subsidiary, is party to a Reimbursement Agreement with UBS AG, Stamford Branch, as issuing lender. Under the Reimbursement Agreement, dated December 10, 2010, UBS issued an LOC in the initial amount of $270 million to a trust for the benefit of WCL. Pursuant to the terms of the Reimbursement Agreement, the LOC reached its scheduled peak amount of $790 million in 2016. As of December 31, 2017 (Successor Company), the LOC balance was $785 million.The term of the LOC is expected to be 12 years from the original issuance date (stated maturity of December 30, 2022). The LOC was issued to support certain obligations of Golden Gate IV to WCL under an indemnity reinsurance agreement, pursuant to which WCL cedes liabilities relating to the policies of WCL and retrocedes liabilities relating to the policies of the Company. This transaction is “non-recourse” to WCL, PLC, and the Company, meaning that none of these companies other than Golden Gate IV are liable for reimbursement on a draw of the LOC. PLC has entered into certain support agreements with Golden Gate IV obligating PLC to make capital contributions or provide support related to certain of Golden Gate IV’s expenses and in certain circumstances, to collateralize certain of PLC’s obligations to Golden Gate IV. The support agreements provide that amounts would become payable by PLC to Golden Gate IV if Golden Gate IV’s annual general corporate expenses were higher than modeled amounts or if specified catastrophic losses occur during defined time periods with respect to the policies reinsured by Golden Gate IV. PLC has also entered into a separate agreement to guarantee the payments of LOC fees under the terms of the Reimbursement Agreement. As of December 31, 2017 (Successor Company), no payments have been made under these agreements.

Secured Financing Transactions

Repurchase Program Borrowings

While the Company anticipates that the cash flows of its operating subsidiaries will be sufficient to meet its investment commitments and operating cash needs in a normal credit market environment, the Company recognizes that investment commitments scheduled to be funded may, from time to time, exceed the funds then available. Therefore, the Company has established repurchase agreement programs for certain of its insurance subsidiaries to provide liquidity when needed. The Company expects that the rate received on its investments will equal or exceed its borrowing rate. Under this program, the Company may, from time to time, sell an investment security at a specific price and agree to repurchase that security at another specified price at a later date. These borrowings are typically for a term less than 90 days. The market value of securities to be repurchased is monitored and collateral levels are adjusted where appropriate to protect the counterparty against credit exposure. Cash received is invested in fixed maturity securities, and the agreements provided for net settlement in the event of default or on termination of the agreements. As of December 31, 2017 (Successor Company), the fair value of securities pledged under the repurchase program was $1,006.6 million and the repurchase obligation of $885.0 million was included in the Company’s consolidated balance sheets (at an average borrowing rate of 142 basis points). During the year ended December 31, 2017 (Successor Company), the maximum balance outstanding at any one point in time related to these programs was $988.5 million. The average daily balance was $624.7 million (at an average borrowing rate of 101 basis points) during the year ended December 31, 2017 (Successor Company). During the year ended December 31, 2016 (Successor Company), the maximum balance outstanding at any one point in time related to these programs was $1,065.8 million. The average daily balance was $505.4 million (at an average borrowing rate of 44 basis points) during the year ended December 31, 2016 (Successor Company).

Securities Lending

The Company participates in securities lending, primarily as an investment yield enhancement, whereby securities that are held as investments are loaned out to third parties for short periods of time. The Company requires initial collateral of 102% of the market value of the loaned securities to be separately maintained. The loaned securities’ market value is monitored on a daily basis. As of December 31, 2017 (Successor Company), securities with a market value of $125.3 million were loaned under this program. As collateral for the loaned securities, the Company receives short-term investments, which are recorded in “short-term investments” with a corresponding liability recorded in “secured financing liabilities” to account for its obligation to return the collateral. As of December 31, 2017 (Successor Company), the fair value of the collateral related to this program was $132.7 million and the Company has an obligation to return $132.7 million of collateral to the securities borrowers.

The following table provides the fair value of collateral pledged for repurchase agreements, grouped by asset class, as of December 31, 2017 (Successor Company) and December 31, 2016 (Successor Company):

Repurchase Agreements, Securities Lending Transactions, and Repurchase-to-Maturity Transactions Accounted for as Secured Borrowings

	Remaining Contractual Maturity of the Agreements
	As of December 31, 2017 (Successor Company)
	(Dollars In Thousands)
	Overnight and			Greater Than
	Continuous	Up to 30 days	30 - 90 days	90 days	Total
Repurchase agreements and repurchase-to-maturity transactions
U.S. Treasury and agency securities	$307,633	$—	$—	$—	$307,633
Mortgage loans	698,974	—	—	—	698,974
Total repurchase agreements and repurchase-to-maturity transactions	$1,006,607	$—	$—	$—	$1,006,607
Securities lending transactions
Corporate securities	118,817	—	—	—	118,817
Equity securities	5,699	—	—	—	5,699
Redeemable preferred stock	755	—	—	—	755
Total securities lending transactions	125,271	—	—	—	125,271
Total securities	$1,131,878	$—	$—	$—	$1,131,878

Repurchase Agreements, Securities Lending Transactions, and Repurchase-to-Maturity Transactions Accounted for as Secured Borrowings

	Remaining Contractual Maturity of the Agreements
	As of December 31, 2016 (Successor Company)
	(Dollars In Thousands)
	Overnight and			Greater Than
	Continuous	Up to 30 days	30 - 90 days	90 days	Total
Repurchase agreements and repurchase-to-maturity transactions
U.S. Treasury and agency securities	$357,705	$23,758	$—	$—	$381,463
Mortgage loans	480,269	—	—	—	480,269
Total securities	$837,974	$23,758	$—	$—	$861,732

Other Obligations

The Company routinely receives from or pays to affiliates under the control of PLC reimbursements for expenses incurred on one another’s behalf. Receivables and payables among affiliates are generally settled monthly.

Interest Expense

Interest expense is summarized as follows:

	Successor Company			Predecessor Company
	For The Year Ended December 31, 2017	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015
	(Dollars In Millions)			(Dollars In Millions)
Non-recourse funding obligations, other obligations, and repurchase agreements	$177.7	$170.8	$106.4	$10.0
Total interest expense	$177.7	$170.8	$106.4	$10.0

15.                               COMMITMENTS AND CONTINGENCIES

The Company leases administrative and marketing office space in approximately 16 cities (excluding the home office building), with most leases being for periods of three to ten years. The Company had rental expense of $11.7 million, $11.4 million, $10.2 million, and $0.9 million for the year ended December 31, 2017 (Successor Company), for the year ended December 31, 2016 (Successor Company), for the period of February 1, 2015 to December 31, 2015 (Successor Company), and for the period of January 1, 2015 to January 31, 2015 (Predecessor Company), respectively. The aggregate annualized rent was approximately $11.7 million for the year ended December 31, 2017 (Successor Company). The following is a schedule by year of future minimum rental payments required under these leases:

Year	Amount
(Dollars In Thousands)
2018	$4,562
2019	4,320
2020	4,044
2021	3,778
2022	3,520
Thereafter	8,945

Additionally, the Company leases a building contiguous to its home office. The lease was renewed in December 2013 and was extended to December 2018. At the end of the lease term the Company may purchase the building for approximately $75 million. Monthly rental payments are based on the current LIBOR rate plus a spread. The following is a schedule by year of future minimum rental payments required under this lease:

Year	Amount
(Dollars In Thousands)
2018	$77,219

The following is a summary of the Company’s estimated synthetic lease covenant calculations as of December 31, 2017 (Successor Company):

	Requirement	Actual Results
Consolidated net worth margin	greater than or equal to $0	greater than $4 billion
Debt to total capital ratio	less than 40%	less than 19%
Total adjusted capital ratio	greater than or equal to $0	greater than $3 billion
Interest cash inflow available compared to adjusted consolidated interest expense	greater than 2.0 to 1	greater than 9.0 to 1

As of December 31, 2017 and 2016 (Successor Company), the Company had outstanding mortgage loan commitments of $572.3 million at an average rate of 4.14% and $855.3 million at an average rate of 4.17%, respectively.

Under the insurance guaranty fund laws in most states, insurance companies doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. From time to time, companies may be asked to contribute amounts beyond prescribed limits. It is possible that the Company could be assessed with respect to product lines not offered by the Company. In addition, legislation may be introduced in various states with respect to guaranty fund assessment laws related to insurance products, including long term care insurance and other specialty products, that increases the cost of future assessments or alters future premium tax offsets received in connection with guaranty fund assessments. The Company cannot predict the amount, nature or timing of any future assessments or legislation, any of which could have a material and adverse impact on the Company’s financial condition or results of operations.

A number of civil jury verdicts have been returned against insurers, broker dealers and other providers of financial services involving sales, refund or claims practices, alleged agent misconduct, failure to properly supervise representatives, relationships with agents or persons with whom the insurer does business, and other matters. Often these lawsuits have resulted in the award of substantial judgments that are disproportionate to the actual damages, including material amounts of punitive and non-economic compensatory damages. In some states, juries, judges, and arbitrators have substantial discretion in awarding punitive and non-economic compensatory damages which creates the potential for unpredictable material adverse judgments or awards in any given lawsuit or arbitration. Arbitration awards are subject to very limited appellate review. In addition, in some class action and other lawsuits, companies have made material settlement payments. The financial services and insurance industries in particular are also sometimes the target of law enforcement and regulatory investigations relating to the numerous laws and regulations that govern such companies. Some companies have been the subject of law enforcement or regulatory actions or other actions resulting from such investigations. The Company, in the ordinary course of business, is involved in such matters.

The Company establishes liabilities for litigation and regulatory actions when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. For matters where a loss is believed to be reasonably possible, but not probable, no liability is established. For such matters, the Company may provide an estimate of the possible loss or range of loss or a statement that such an estimate cannot be made. The Company reviews relevant information with respect to litigation and regulatory matters on a quarterly and annual basis and updates its established liabilities, disclosures and estimates of reasonably possible losses or range of loss based on such reviews.

The Company and certain of its insurance subsidiaries, as well as certain other insurance companies for which the Company has coinsured blocks of life insurance and annuity policies, are under audit for compliance with the unclaimed property laws of a number of states. The audits are being conducted on behalf of the treasury departments or unclaimed property administrators in such states. The focus of the audits is on whether there have been unreported deaths, maturities, or policies that have exceeded limiting age with respect to which death benefits or other payments under life insurance or annuity policies should be treated as unclaimed property that should be escheated to the state. The Company is presently unable to estimate the reasonably possible loss or range of loss that may result from the audits due to a number of factors, including uncertainty as to the legal theory or theories that may give rise to liability, the early stages of the audits being conducted, and uncertainty as to whether the Company or other companies are responsible for the liabilities, if any, arising in connection with certain co-insured policies. The Company will continue to monitor the matter for any developments that would make the loss contingency associated with the audits reasonably estimable.

The Company and certain of its subsidiaries are under a targeted multi-state examination with respect to their claims paying practices and their use of the U.S. Social Security Administration’s Death Master File or similar databases (a “Death Database”) to identify unreported deaths in their life insurance policies, annuity contracts and retained asset accounts. There is no clear basis in previously existing law for requiring a life insurer to search for unreported deaths in order to determine whether a benefit is owed, and substantial legal authority exists to support the position that the prevailing industry practice was lawful. A number of life insurers, however, have entered into settlement or consent agreements with state insurance regulators under which the life insurers agreed to implement procedures for periodically comparing their life insurance and annuity contracts and retained asset accounts against a Death Database, treating confirmed deaths as giving rise to a death benefit under their policies, locating beneficiaries and paying them the benefits and interest, escheating the benefits and interest to the state if the beneficiary could not be found, and paying penalties to the state, if required. It has been publicly reported that the life insurers have paid administrative and/or examination fees to the insurance regulators in connection with the settlement or consent agreements. The Company believes that insurance regulators could demand from the Company administrative and/or examination fees relating to the targeted multi-state examination. Based on publicly reported payments by other life insurers, the Company does not believe such fees, if assessed, would have a material effect on its financial statements.

16.                               SHAREOWNER’S EQUITY

PLC owns all of the 2,000 shares of non-voting preferred stock issued by the Company’s subsidiary, Protective Life and Annuity Insurance Company (“PL&A”). The stock pays, when and if declared, noncumulative participating dividends to the extent PL&A’s statutory earnings for the immediately preceding fiscal year exceeded $1.0 million. In 2017, 2016, and 2015, PL&A paid no dividends to PLC on its preferred stock.

17.                               EMPLOYEE BENEFIT PLANS

Beginning with the December 31, 2015 measurement, PLC changed its method used to estimate the service and interest cost components of net periodic benefit cost for pension and other postretirement benefits by applying a spot rate approach. Historically, PLC utilized a single weighted average discount rate derived from a selected yield curve used to measure the benefit obligation as of the measurement date. Under the new spot rate approach, the actual calculation of service and interest cost will reflect an array of spot rates along the yield curve used in the determination of the benefit obligation to the relevant projected cash flows. PLC made this change to provide a more precise measurement of service and interest costs by improving the correlation between projected benefit cash flows to the corresponding spot rates from the selected yield curve. This new approach does not affect the measurement of the total benefit obligation.

Qualified Pension Plan and Nonqualified Excess Pension Plan

PLC sponsors the Qualified Pension Plan covering substantially all of its employees, including those of the Company. Benefits are based on years of service and the employee’s compensation.

Effective January 1, 2008, PLC made the following changes to its Qualified Pension Plan. These changes have been reflected in the computations within this note.

•             Employees hired after December 31, 2007 and any former employee hired after that date, will receive a cash balance benefit.

•             Employees active on December 31, 2007, with age plus years of vesting service less than 55 years, will receive a final pay-based pension benefit for service through December 31, 2007, plus a cash balance benefit for service after December 31, 2007.

•             Employees active on December 31, 2007, with age plus years of vesting service equaling or exceeding 55 years, will receive a final pay-based pension benefit for service both before and after December 31, 2007, with a modest reduction in the formula for benefits earned after December 31, 2007.

•             All participants terminating employment on or after December of 2007 may elect to receive a lump sum benefit.

In 2016, the Company amended its Qualified Pension Plan to offer a limited-time opportunity of benefit payouts to eligible, terminated-vested participants (“lump sum window”). The lump sum window provided eligible, terminated-vested participants with an option to elect to receive a lump sum settlement of his or her pension benefit in December 2016 or to elect receipt of monthly pension benefits commencing in December 2016. This event triggered settlement accounting for the Company and resulted in the recognition of $0.9 million of settlement income for the twelve months ended December 31, 2016 (Successor Company).

The Company also sponsors the Nonqualified Excess Pension Plan, which is an unfunded nonqualified plan that provides defined pension benefits in excess of limits imposed on the Qualified Pension Plan by federal tax law.

In 2016, the Board of Directors of Protective Life Corporation approved the conversion of the accrued benefit payable under the Nonqualified Excess Pension Plan as of March 31, 2016 to John D. Johns, the Company’s Chairman and Chief Executive Officer at the time, into a lump sum amount. The lump sum amount is allocated to a book entry that will be treated as though it were a pay deferral account under the Company’s deferred compensation plan for officers. Mr. Johns will continue to accrue benefits as though he were accruing benefits under the Nonqualified Excess Pension Plan with respect to this continued service as an employee of the Company after March 31, 2016. The conversion event required the Company to re-measure the Nonqualified Excess Pension Plan as of May 31, 2016 and resulted in the recognition of $2.1 million in settlement expense during the twelve months ended December 31, 2016 (Successor Company).

The following table presents the benefit obligation, fair value of plan assets, funded status, and amounts not yet recognized as components of net periodic pension costs for the Company’s defined benefit pension plan and unfunded excess benefit plan as of December 31, 2017 and 2016 (Successor Company):

	Successor Company
	December 31, 2017		December 31, 2016
	Qualified Pension Plan	Nonqualified Excess Pension Plan	Qualified Pension Plan	Nonqualified Excess Pension PLan
	(Dollars In Thousands)
Accumulated benefit obligation, end of year	$278,084	$50,149	$247,595	$45,594
Change in projected benefit obligation:
Projected benefit obligation at beginning of year	$265,848	$47,802	$268,221	$56,985
Service cost	12,011	1,350	12,791	1,413
Interest cost	9,846	1,480	9,751	1,353
Amendments	—	—	—	—
Actuarial loss/(gain)	26,539	7,861	5,988	4,124
Benefits paid	(13,821)	(3,903)	(30,903)	(16,073)
Projected benefit obligation at end of year	300,423	54,590	265,848	47,802
Change in plan assets:
Fair value of plan assets at beginning of year	201,843	—	196,042	—
Actual return on plan assets	29,404	—	15,815	—
Employer contributions(1)	43,500	3,903	20,889	16,073
Benefits paid(2)	(13,821)	(3,903)	(30,903)	(16,073)
Fair value of plan assets at end of year	260,926	—	201,843	—
After reflecting FASB guidance:
Funded status	(39,497)	(54,590)	(64,005)	(47,802)
Amounts recognized in the balance sheet:
Other liabilities	(39,497)	(54,590)	(64,005)	(47,802)
Amounts recognized in accumulated other comprehensive income:
Net actuarial loss/(gain)	2,850	13,521	(7,855)	6,294
Prior service cost/(credit)	—	—	—	—
Total amounts recognized in AOCI	$2,850	$13,521	$(7,855)	$6,294

(1)              Employer contributions disclosed are based on the Company’s fiscal filing year

(2)              Includes amount related to Mr. Johns’ conversion of his benefit under the Nonqualified Excess Pension Plan to a Retirement Pay Deferral Account as discussed above in Nonqualified Excess Pension Plan.

Weighted-average assumptions used to determine benefit obligations as of December 31 are as follows:

	Successor Company
	Qualified Pension Plan		Nonqualified Excess Pension Plan
	2017	2016	2017	2016
Discount rate	3.55%	4.04%	3.26%	3.60%
Rate of compensation increase	4.75% prior to age 40/ 3.75% for age 40 and above	4.75% prior to age 40/ 3.75% for age 40 and above	4.75% prior to age 40/ 3.75% for age 40 and above	4.75% prior to age 40/ 3.75% for age 40 and above

Weighted-average assumptions used to determine the net periodic benefit cost for the year ended December 31, 2017 (Successor Company), for the year ended December 31, 2016 (Successor Company), and for the period of February 1, 2015 to December 31, 2015 (Successor Company), are as follows:

	Successor Company
	For The Year Ended December 31,
	2017	2016	2015	2017	2016	2015
	Qualified Pension Plan			Nonqualified Excess Pension Plan
Discount rate	4.04%	4.29%	3.95%	3.60%	3.63%	3.63%
Rate of compensation increase	4.75% prior to age 40/ 3.75% for age 40 and above	4.75% prior to age 40/ 3.75% for age 40 and above	4.75% prior to age 40/ 3.75% for age 40 and above	4.75% prior to age 40/ 3.75% for age 40 and above	4.75% prior to age 40/ 3.75% for age 40 and above	4.75% prior to age 40/ 3.75% for age 40 and above
Expected long-term return on plan assets	7.00%	7.25%	7.50%	N/A	N/A	N/A

The assumed discount rates used to determine the benefit obligations were based on an analysis of future benefits expected to be paid under the plans. The assumed discount rate reflects the interest rate at which an amount that is invested in a portfolio of high-quality debt instruments on the measurement date would provide the future cash flows necessary to pay benefits when they come due.

To determine an appropriate long-term rate of return assumption, PLC obtained a 25 year annualized return for each of the represented asset classes. In addition, PLC received evaluations of market performance based on PLC’s asset allocation as provided by external consultants. A combination of these statistical analytics provided results that PLC utilized to determine an appropriate long-term rate of return assumption.

Components of the net periodic benefit cost for the year ended December 31, 2017 (Successor Company), for the year ended December 31, 2016 (Successor Company), for the period of February 1, 2015 to December 31, 2015 (Successor Company), and for the period of January 1, 2015 to January 31, 2015 (Predecessor Company) are as follows:

	Successor Company						Predecessor Company
	For The Year Ended December 31, 2017		For The Year Ended December 31, 2016		February 1, 2015 to December 31, 2015		January 1, 2015 to January 31, 2015
	Qualified Pension Plan	Nonqualified Excess Pension Plan	Qualified Pension Plan	Nonqualified Excess Pension Plan	Qualified Pension Plan	Nonqualified Excess Pension Plan	Qualified Pension Plan	Nonqualified Excess Pension Plan
	(Dollars In Thousands)						(Dollars In Thousands)
Service cost — benefits earned during the period	$12,011	$1,350	$12,791	$1,413	$11,220	$1,229	$974	$95
Interest cost on projected benefit obligation	9,846	1,480	9,751	1,353	9,072	1,499	1,002	140
Expected return on plan assets	(13,570)	—	(13,780)	—	(13,214)	—	(1,293)	—
Amortization of prior service cost/(credit)	—	—	—	—	—	—	(33)	1
Amortization of actuarial loss/(gain) (1)	—	634	—	178	—	—	668	138
Preliminary net periodic benefit cost	8,287	3,464	8,762	2,944	7,078	2,728	1,318	374
Settlement/curtailment expense (2)	—	—	(964)	2,135	—	—	—	—
Total net periodic benefit cost	$8,287	$3,464	$7,798	$5,079	$7,078	$2,728	$1,318	$374

(1)     2017 average remaining service period used is 9.24 years and 8.23 years for the Qualified Pension Plan and Nonqualified Excess Pension Plan, respectively.

(2)     The Nonqualified Excess Pension Plan triggered settlement accounting for the year ended December 31, 2016 since the total lump sum payments exceeded the settlement threshold of service cost plus interest cost.

For the Qualified Pension Plan, the Company does not expect to amortize any net actuarial loss/(gain) from other comprehensive income into net periodic benefit cost during 2018 since the net actuarial loss/(gain) subject to amortization is less than 10% of the greater of the smooth value of assets or the projected benefit obligation. For the unfunded excess benefit plan, the Company expects to amortize approximately $1.0 million of net actuarial loss from other comprehensive income into net periodic benefit cost during 2018.

Estimated future benefit payments under the Qualified Pension Plan and Nonqualified Excess Pension Plan are as follows:

Years	Qualified Pension Plan	Nonqualified Excess Pension Plan
	(Dollars In Thousands)
2018	$19,479	$3,542
2019	20,719	7,242
2020	21,062	6,087
2021	21,351	5,709
2022	23,537	6,267
2023 - 2027	116,400	23,324

Qualified Pension Plan Assets

Allocation of plan assets of the Qualified Pension Plan by category as of December 31 are as follows:

	Successor Company
Asset Category	Target Allocation for 2018	2017(1)	2016
Cash and cash equivalents	2%	15%	2%
Equity securities	60	55	61
Fixed income	38	30	37
Total	100%	100%	100%

(1) During 2017, the Company made a $43.5 million contribution to the defined benefit pension plan and allocated the contribution to cash and cash equivalents pending further analysis of its investment strategy. The plan’s investment policy was amended to allow for an actual asset allocation outside of the current target allocation until the investment strategy analysis is complete. The Company anticipates completing this analysis during the first quarter of 2018.

PLC’s target asset allocation is designed to provide an acceptable level of risk and balance between equity assets and fixed income assets. The weighting towards equity securities is designed to help provide for an increased level of asset growth potential and liquidity.

Prior to the amendment for the $43.5 million contribution made in 2017, the defined benefit pension plan had a target asset allocation of 60% domestic equities, 38% fixed income, and 2% cash. PLC’s investment policy includes various guidelines and procedures designed to ensure assets are invested in a manner necessary to meet expected future benefits earned by participants. The investment guidelines consider a broad range of economic conditions. Central to the policy are target allocation ranges (shown above) by major asset categories. The objectives of the target allocations are to maintain investment portfolios that diversify risk through prudent asset allocation parameters, achieve asset returns that meet or exceed the plans’ actuarial assumptions, and achieve asset returns that are competitive with like institutions employing similar investment strategies. PLC is currently performing an asset and liability study of its defined benefit pension plan and the associated investment portfolio to ensure that the current investment policy is appropriate for the plan. We anticipate this analysis being complete in the first quarter of 2018.

The Qualified Pension Plan’s equity assets are in a Russell 3000 index fund that invests in a domestic equity index collective trust managed by Northern Trust Corporation and in a Spartan 500 index fund managed by Fidelity. The Plan’s cash is invested in a collective trust managed by Northern Trust Corporation. The plan’s fixed income assets are invested in a group deposit administration annuity contract with PLICO.

Plan assets of the Qualified Pension Plan by category as of December 31, 2017 and 2016 (Successor Company) are as follows:

	Successor Company
	As of December 31,
Asset Category	2017	2016
	(Dollars In Thousands)
Cash and cash equivalents	$39,897	$4,175
Equity securities:
Collective Russell 3000 equity index fund	74,511	67,627
Fidelity Spartan 500 index fund	71,632	58,815
Fixed income	74,886	71,226
Total investments	260,926	201,843
Employer contribution receivable	—	—
Total	$260,926	$201,843

The valuation methodologies used to determine the fair values reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The following is a description of the valuation methodologies used for assets measured at fair value. The Qualified Pension Plan’s group deposit administration annuity contract with the Company is recorded at contract value, which PLC believes approximates fair value. Contract value represents contributions made under the contract, plus interest at the contract rate, less funds used to purchase annuities (the plan has not purchased annuities on behalf of participants under this contract during the periods presented). Units in collective short-term and collective investment funds are valued at the unit value, which approximates fair value, as reported by the trustee of the collective short-term and collective investment funds on each valuation date. These methods of valuation may produce a fair value calculation that may not be indicative of net realizable value or reflective of future fair values. Furthermore, while PLC believes its valuation method is appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine fair value could result in a different fair value measurement at the reporting date.

The following table sets forth by level, within the fair value hierarchy, the Qualified Pension Plan’s assets at fair value as of December 31, 2017 (Successor Company):

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Collective short-term investment fund	$39,897	$—	$—	$39,897
Collective investment funds:
Equity index funds	71,632	74,511	—	146,143
Group deposit administration annuity contract	—	—	74,886	74,886
Total investments	$111,529	$74,511	$74,886	$260,926

The following table sets forth by level, within the fair value hierarchy, the Qualified Pension Plan’s assets at fair value as of December 31, 2016 (Successor Company):

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Collective short-term investment fund	$4,175	$—	$—	$4,175
Collective investment funds:
Equity index funds	58,815	67,627	—	126,442
Group deposit administration annuity contract	—	—	71,226	71,226
Total investments	$62,990	$67,627	$71,226	$201,843

For the year ended December 31, 2017 (Successor Company) and December 31, 2016 (Successor Company), there were no transfers between levels.

The following table summarizes the Qualified Pension Plan investments measured at fair value based on NAV per share as of December 31, 2017 (Successor Company) and December 31, 2016 (Successor Company), respectively:

Name	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
	(Dollars In Thousands)
Successor Company
As of December 31, 2017
Collective short-term investment fund	$39,897	Not Applicable	Daily	1 day
Collective Russell 3000 index fund(1)	74,511	Not Applicable	Daily	1 day
Fidelity Spartan 500 index fund	71,632	Not Applicable	Daily	1 day
As of December 31, 2016
Collective short-term investment fund	$4,175	Not Applicable	Daily	1 day
Collective Russell 3000 index fund(1)	67,627	Not Applicable	Daily	1 day
Fidelity Spartan 500 index fund	58,815	Not Applicable	Daily	1 day

(1)         Non-lending collective trust that does not publish a daily NAV but tracks the Russell 3000 index and provides a daily NAV to the Plan.

The following table presents a reconciliation of the beginning and ending balances for the fair value measurements for the year ended December 31, 2017 (Successor Company) and for the year ended December 31, 2016 (Successor Company) for which PLC has used significant unobservable inputs (Level 3):

	Successor Company
	December 31, 2017	December 31, 2016
	(Dollars In Thousands)
Balance, beginning of year	$71,226	$67,707
Interest income	3,660	3,519
Transfers from collective short-term investments fund	—	—
Transfers to collective short-term investments fund	—	—
Balance, end of year	$74,886	$71,226

The following table represents the Plan’s Level 3 financial instrument, the valuation technique used, and the significant unobservable input and the ranges of values for that input as of December 31, 2017 (Successor Company):

Instrument	Fair Value	Principal Valuation Technique	Significant Unobservable Inputs	Range of Significant Input Values
	(Dollars In Thousands)
Group deposit administration annuity contract	$74,886	Contract Value	Contract Rate	5.10% - 5.19%

Investment securities are exposed to various risks, such as interest rate, market, and credit risks. Due to the level of risk associated with certain investment securities and the level of uncertainty related to changes in the value of investment securities, it is at least reasonably possible that changes in risks in the near term could materially affect the amounts reported.

Qualified Pension Plan Funding Policy

PLC’s funding policy is to contribute amounts to the Qualified Pension Plan sufficient to meet the minimum funding requirements of the Employee Retirement Income Security Act (“ERISA”) plus such additional amounts as PLC may determine to be appropriate from time to time. Contributions are intended to provide not only for benefits attributed to service to date, but also for those expected to be earned in the future.

Under the Pension Protection Act of 2006 (“PPA”), a plan could be subject to certain benefit restrictions if the plan’s adjusted funding target attainment percentage (“AFTAP”) drops below 80%. Therefore, PLC may make additional contributions in future periods to maintain an AFTAP of at least 80%. In general, the AFTAP is a measure of how well a plan is funded and is obtained by dividing a plan’s assets by its funding liabilities. AFTAP is based on participant data, plan provisions, plan methods and assumptions, funding credit balances, and plan assets as of the plan valuation date. Some of the assumptions and methods used to determine a plan’s AFTAP may be different from the assumptions and methods used to measure a plan’s funded status on a GAAP basis.

In July of 2012, the Moving Ahead for Progress in the 21st Century Act (“MAP-21”), which includes pension funding stabilization provisions, was signed into law. These provisions establish an interest rate corridor which is designed to stabilize the segment rates used to determine funding requirements from the effects of interest rate volatility. In August of 2014, the Highway and Transportation Funding Act of 2014 (“HATFA”) was signed into law. HAFTA extends the funding relief provided by MAP-21 by delaying the interest rate corridor expansion. The funding stabilization provisions of MAP-21 and HATFA reduced the Company’s minimum required Qualified Pension Plan contributions for the 2013 and 2014 plan years. Since the funding stabilization provisions of MAP-21 and HATFA do not apply for Pension Benefit Guaranty Corporation (“PBGC”) reporting purposes, PLC may also make additional contributions in future periods to avoid certain PBGC reporting triggers.

During the twelve months ended December 31, 2017, PLC contributed $43.5 million to the Qualified Pension Plan for the 2016 plan year. PLC has not yet determined what amount it will fund during 2018, but may contribute an amount that would eliminate the PGBC variable-rate premiums payable in 2018. PLC currently estimates that amount will be between $10 million and $20 million.

Other Postretirement Benefits

In addition to pension benefits, PLC provides limited healthcare benefits to eligible retired employees until age 65. This postretirement benefit is provided by an unfunded plan. As of December 31, 2017 and 2016 (Successor Company), the accumulated postretirement benefit obligation and projected benefit obligation were immaterial.

For a closed group of retirees over age 65, the Company provides a prescription drug benefit. As of December 31, 2017 (Successor Company) and December 31, 2016 (Successor Company), PLC’s liability related to this benefit was immaterial.

PLC also offers life insurance benefits for retirees from $10,000 up to a maximum of $75,000 which are provided through the payment of premiums under a group life insurance policy. This plan is partially funded at a maximum of $50,000 face amount of insurance. The benefit obligation associated with these benefits is as follows:

	Successor Company
Postretirement Life Insurance Plan	As of December 31, 2017	As of December 31, 2016
	(Dollars In Thousands)
Change in Benefit Obligation
Benefit obligation, beginning of year	$9,634	$9,063
Service cost	122	102
Interest cost	354	338
Actuarial (gain)/loss	1,347	604
Benefits paid	(479)	(473)
Benefit obligation, end of year	$10,978	$9,634

For the postretirement life insurance plan, PLC’s discount rate assumption used to determine the benefit obligation and the net periodic benefit cost as of December 31, 2017 (Successor Company) is 3.74% and 4.35%, respectively.

PLC’s expected long-term rate of return assumption used to determine the net periodic benefit cost as of December 31, 2017 (Successor Company) is 2.75%. To determine an appropriate long-term rate of return assumption, PLC utilized 25 year average and annualized return results on the Barclay’s short treasury index.

Investments of PLC’s group life insurance plan are held by Wells Fargo Bank, N.A. Plan assets held by the Custodian are invested in a money market fund.

The fair value of each major category of plan assets for PLC’s postretirement life insurance plan is as follows

	Successor Company
	As of December 31,
Category of Investment	2017	2016
	(Dollars In Thousands)
Money market fund	$5,104	$5,362

Investments are stated at fair value and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The money market funds are valued based on historical cost, which represents fair value, at year end. This method of valuation may produce a fair value calculation that may not be reflective of future fair values. Furthermore, while PLC believes its valuation method is appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine fair value could result in a different fair value measurement at the reporting date.

The following table sets forth by level, within the fair value hierarchy, the life insurance plan’s assets at fair value as of December 31, 2017 (Successor Company):

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Money market fund	$5,104	$—	$—	$5,104

The following table sets forth by level, within the fair value hierarchy, the life insurance plan’s assets at fair value as of December 31, 2016 (Successor Company):

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Money market fund	$5,362	$—	$—	$5,362

For the year ended December 31, 2017 and 2016 (Successor Company), there were no transfers between levels.

Investments are exposed to various risks, such as interest rate and credit risks. Due to the level of risk associated with investments and the level of uncertainty related to credit risks, it is at least reasonably possible that changes in risk in the near term could materially affect the amounts reported.

401(k) Plan

PLC sponsors a tax qualified 401(k) Plan (“401(k) Plan”) which covers substantially all employees. Employee contributions are made on a before-tax basis as provided by Section 401(k) of the Internal Revenue Code or as after-tax “Roth” contributions. Employees may contribute up to 25% of their eligible annual compensation to the 401(k) Plan, limited to a maximum annual contribution amount as set periodically by the Internal Revenue Service ($18,000 for 2017). The Plan also provides a “catch-up” contribution provision which permits eligible participants (age 50 or over at the end of the calendar year), to make additional contributions that exceed the regular annual contribution limits up to a limit periodically set by the Internal Revenue Service ($6,000 for 2017). PLC matches the sum of all employee contributions dollar for dollar up to a maximum of 4% of an employee’s pay per year per person. All matching contributions vest immediately. For the year ended December 31, 2017 (Successor Company) and December 31, 2016 (Successor Company), the Company recorded an expense of$8.2 million and $7.5 million associated with 401 (k) Plan matching contributions, respectively.

PLC also has a supplemental matching contribution program, which is a nonqualified plan that provides supplemental matching contributions in excess of the limits imposed on qualified defined contribution plans by federal tax law. The expense recorded by PLC for this employee benefit was $1.1 million, $0.6 million, and $0.5 million, respectively, in 2017, 2016, and 2015.

Deferred Compensation Plan

On February 1, 2015, PLC became a wholly owned subsidiary of Dai-ichi Life and PLC stock ceased to be publicly traded. Thus, any common stock equivalents within the plans converted into rights to receive the merger consideration of $70.00 per common stock equivalent.

As of February 1, 2015, PLC has continued the deferred compensation plans for officers and others. Compensation deferred was credited to the participants in cash, mutual funds, or a combination thereof. As of December 31, 2017 (Successor Company), PLC’s obligations related to its deferred compensation plans are reported in other liabilities.

18.                               ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

The following table summarizes the changes in the accumulated balances for each component of AOCI as of December 31, 2017, 2016 and 2015 (Successor Company) and January 31, 2015 (Predecessor Company).

Changes in Accumulated Other Comprehensive Income (Loss) by Component

Successor Company	Unrealized Gains and Losses on Investments(2)	Accumulated Gain and Loss Derivatives	Total Accumulated Other Comprehensive Income (Loss)
	(Dollars In Thousands, Net of Tax)
Beginning Balance, December 31, 2016	$(655,767)	$727	$(655,040)
Other comprehensive income (loss) before reclassifications	699,097	(563)	698,534
Other comprehensive income (loss) relating to other-than-temporary impaired investments for which a portion has been recognized in earnings	7,153	—	7,153
Amounts reclassified from accumulated other comprehensive income (loss)(1)	(944)	451	(493)
Net current-period other comprehensive income (loss)	705,306	(112)	705,194
Cumulative effect adjustments	(26,470)	132	(26,338)
Ending Balance, December 31, 2017	$23,069	$747	$23,816

(1)         See Reclassification table below for details.

(2)         As of December 31, 2016 (Successor Company) and December 31, 2017 (Successor Company), net unrealized losses reported in AOCI were offset by $424.1 million and $(6.3) million, respectively, due to the impact those net unrealized losses would have had on certain of the Company’s insurance assets and liabilities if the net unrealized losses had been recognized in net income.

Changes in Accumulated Other Comprehensive Income (Loss) by Component

Successor Company	Unrealized Gains and Losses on Investments(2)	Accumulated Gain and Loss Derivatives	Total Accumulated Other Comprehensive Income (Loss)
	(Dollars In Thousands, Net of Tax)
Beginning Balance, December 31, 2015	$(1,246,391)	$—	$(1,246,391)
Other comprehensive income (loss) before reclassifications	606,848	688	607,536
Other comprehensive income (loss) relating to other-than-temporary impaired investments for which a portion has been recognized in earnings	(6,782)	—	(6,782)
Amounts reclassified from accumulated other comprehensive income (loss)(1)	(9,442)	39	(9,403)
Net current-period other comprehensive income (loss)	590,624	727	591,351
Ending Balance, December 31, 2016	$(655,767)	$727	$(655,040)

(1)         See Reclassification table below for details.

(2)         As of December 31, 2015 (Successor Company) and December 31, 2016 (Successor Company), net unrealized losses reported in AOCI were offset by $623.0 million and $424.1 million due to the impact those net unrealized losses would have had on certain of the Company’s insurance assets and liabilities if the net unrealized losses had been recognized in net income.

Changes in Accumulated Other Comprehensive Income (Loss) by Component

Successor Company	Unrealized Gains and Losses on Investments(2)	Accumulated Gain and Loss Derivatives	Total Accumulated Other Comprehensive Income (Loss)
	(Dollars In Thousands, Net of Tax)
Beginning Balance, February 1, 2015	$—	$—	$—
Other comprehensive income (loss) before reclassifications	(1,263,367)	(86)	(1,263,453)
Other comprehensive income (loss) relating to other-than-temporary impaired investments for which a portion has been recognized in earnings	(393)	—	(393)
Amounts reclassified from accumulated other comprehensive income (loss)(1)	17,369	86	17,455
Net current-period other comprehensive income (loss)	(1,246,391)	—	(1,246,391)
Ending Balance, December 31, 2015	$(1,246,391)	$—	$(1,246,391)

(1)         See Reclassification table below for details.

(2)         As of December 31, 2015 (Successor Company), net unrealized losses reported in AOCI were offset by $623.0 million due to the impact those net unrealized losses would have had on certain of the Company’s insurance assets and liabilities if the net unrealized losses had been recognized in net income.

Changes in Accumulated Other Comprehensive Income (Loss) by Component

Predecessor Company	Unrealized Gains and Losses on Investments(2)	Accumulated Gain and Loss Derivatives	Total Accumulated Other Comprehensive Income (Loss)
	(Dollars In Thousands, Net of Tax)
Beginning Balance, December 31, 2014	$1,483,293	$(82)	$1,483,211
Other comprehensive income (loss) before reclassifications	482,143	9	482,152
Other comprehensive income (loss) relating to other-than-temporary impaired investments for which a portion has been recognized in earnings	(243)	—	(243)
Amounts reclassified from accumulated other comprehensive income (loss)(1)	(4,166)	23	(4,143)
Net current-period other comprehensive income (loss)	477,734	32	477,766
Ending Balance, January 31, 2015	$1,961,027	$(50)	$1,960,977

(1)         See Reclassification table below for details.

(2)         As of January 31, 2015 and December 31, 2014 (Predecessor Company), net unrealized losses reported in AOCI were offset by $(492.6) million and $(504.4) million due to the impact those net unrealized losses would have had on certain of the Company’s insurance assets and liabilities if the net unrealized losses had been recognized in net income.

The following table summarizes the reclassifications amounts out of AOCI for the year ended December 31, 2017 (Successor Company), for the year ended December 31, 2016 (Successor Company), for the period of February 1, 2015 to December 31, 2015 (Successor Company), and for the period of January 1, 2015 to January 31, 2015 (Predecessor Company).

Reclassifications Out of Accumulated Other Comprehensive Income (Loss)

Successor Company For The Year Ended December 31, 2017	Amount Reclassified from Accumulated Other Comprehensive Income (Loss)	Affected Line Item in the Consolidated Statements of Income
(Dollars In Thousands)
Gains and losses on derivative instruments
Net settlement (expense)/benefit(1)	$(694)	Benefits and settlement expenses, net of reinsurance ceded
	(694)	Total before tax
	243	Tax (expense) or benefit
	$(451)	Net of tax

Unrealized gains and losses on available-for-sale securities
Net investment gains/losses	$10,453	Realized investment gains (losses): All other investments
Impairments recognized in earnings	(9,112)	Net impairment losses recognized in earnings
	1,341	Total before tax
	(397)	Tax (expense) or benefit
	$944	Net of tax

(1)   See Note 7, Derivative Financial Instruments for additional information.

Reclassifications Out of Accumulated Other Comprehensive Income (Loss)

Successor Company For The Year ended December 31, 2016	Amount Reclassified from Accumulated Other Comprehensive Income (Loss)	Affected Line Item in the Consolidated Statements of Income
(Dollars In Thousands)
Gains and losses on derivative instruments
Net settlement (expense)/benefit(1)	$(60)	Benefits and settlement expenses, net of reinsurance ceded
	(60)	Total before tax
	21	Tax (expense) or benefit
	$(39)	Net of tax

Unrealized gains and losses on available-for-sale securities
Net investment gains/losses	$32,275	Realized investment gains (losses): All other investments
Impairments recognized in earnings	(17,748)	Net impairment losses recognized in earnings
	14,527	Total before tax
	(5,085)	Tax (expense) or benefit
	$9,442	Net of tax

(1)         See Note 7, Derivative Financial Instruments for additional information.

Reclassifications Out of Accumulated Other Comprehensive Income (Loss)

Successor Company February 1, 2015 to December 31, 2015	Amount Reclassified from Accumulated Other Comprehensive Income (Loss)	Affected Line Item in the Consolidated Statements of Income
(Dollars In Thousands)
Gains and losses on derivative instruments
Net settlement (expense)/benefit(1)	$(131)	Benefits and settlement expenses, net of reinsurance ceded
	(131)	Total before tax
	45	Tax (expense) or benefit
	$(86)	Net of tax

Unrealized gains and losses on available-for-sale securities
Net investment gains/losses	$271	Realized investment gains (losses): All other investments
Impairments recognized in earnings	(26,992)	Net impairment losses recognized in earnings
	(26,721)	Total before tax
	9,352	Tax (expense) or benefit
	$(17,369)	Net of tax

(1)         See Note 7, Derivative Financial Instruments for additional information.

Reclassifications Out of Accumulated Other Comprehensive Income (Loss)

Predecessor Company January 1, 2015 to January 31, 2015	Amount Reclassified from Accumulated Other Comprehensive Income (Loss)	Affected Line Item in the Consolidated Statements of Income
(Dollars In Thousands)
Gains and losses on derivative instruments
Net settlement (expense)/benefit(1)	$(36)	Benefits and settlement expenses, net of reinsurance ceded
	(36)	Total before tax
	13	Tax (expense) or benefit
	$(23)	Net of tax

Unrealized gains and losses on available-for-sale securities
Net investment gains/losses	$6,891	Realized investment gains (losses): All other investments
Impairments recognized in earnings	(481)	Net impairment losses recognized in earnings
	6,410	Total before tax
	(2,244)	Tax (expense) or benefit
	$4,166	Net of tax

(1)         See Note 7, Derivative Financial Instruments for additional information.

19.                                    INCOME TAXES

The Company’s effective income tax rate related to continuing operations varied from the maximum federal income tax rate as follows:

	Successor Company			Predecessor Company
	For The Year Ended December 31, 2017	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015
Statutory federal income tax rate applied to pre-tax income	35.0%	35.0%	35.0%	35.0%
State income taxes	0.3	0.6	1.4	0.5
Investment income not subject to tax	(4.7)	(3.1)	(6.8)	(2.8)
Uncertain tax positions	0.3	0.3	—	0.5
Federal Tax law changes	(184.8)	—	—	—
Other	(0.9)	(0.3)	(0.3)	0.7
	(154.8)%	32.5%	29.3%	33.9%

The annual provision for federal income tax in these financial statements differs from the annual amounts of income tax expense reported in the respective income tax returns. Certain significant revenues and expenses are appropriately reported in different years with respect to the financial statements and the tax returns.

The components of the Company’s income tax are as follows:

	Successor Company			Predecessor Company
	For The Year Ended December 31, 2017	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015
	(Dollars In Thousands)			(Dollars In Thousands)
Current income tax expense:
Federal	$39,042	$(41,244)	$50,722	$(48,469)
State	(2,477)	2,581	(4,000)	1,085
Total current	$36,565	$(38,663)	$46,722	$(47,384)
Deferred income tax expense:
Federal	$(757,748)	$204,810	$18,880	$90,774
State	2,774	3,926	8,889	935
Total deferred	$(754,974)	$208,736	$27,769	$91,709

The components of the Company’s net deferred income tax liability are as follows:

	Successor Company
	As of December 31,
	2017	2016
	(Dollars In Thousands)
Deferred income tax assets:
Loss and credit carryforwards	$240,419	$510,886
Deferred compensation	64,677	101,626
Deferred policy acquisition costs	23,113	155,009
Premium on non-recourse funding obligations	1,666	4,482
Net unrealized loss on investments	—	353,149
Valuation allowance	(3,682)	(5,039)
	326,193	1,120,113
Deferred income tax liabilities:
Premium receivables and policy liabilities	538,465	819,476
VOBA and other intangibles	433,371	720,878
Invested assets (other than unrealized gains (losses))	701,070	1,340,688
Net unrealized gains on investments	6,175	—
Other	19,101	30,032
	1,698,182	2,911,074
Net deferred income tax liability	$(1,371,989)	$(1,790,961)

The Company’s income tax returns, except for MONY which files separately, are included in PLC’s consolidated U.S. income tax return.

The deferred tax assets reported above include certain deferred tax assets related to nonqualified deferred compensation and other employee benefit liabilities that were assumed by AXA and they were not acquired by the Company in connection with the acquisition of MONY. The future tax deductions stemming from these liabilities will be claimed by the Company on MONY’s tax returns in its post-acquisition periods. These deferred tax assets have been estimated as of the MONY Acquisition date (and through the December 31, 2017 reporting date) based on all available information. However, it is possible that these estimates may be adjusted in future reporting periods based on actuarial changes to the projected future payments associated with these liabilities. Any such adjustments will be recognized by the Company as an adjustment to income tax expense during the period in which they are realized.

On December 22, 2017, the President of the United States signed into law the Tax Reform Act. The legislation significantly changes U.S. tax law by, among other things, lowering the corporate income tax rate. The Tax Reform Act permanently reduces the U.S. corporate income tax rate from a maximum of 35% to a flat 21% rate, effective January 1, 2018.

As a result of the reduction in the U.S. corporate income tax rate from 35% to 21% and changes to tax law related to the deductibility of certain deferred tax assets under the Tax Reform Act, we revalued our ending net deferred tax liabilities at December 31, 2017, and recognized a provisional $857.5 million tax benefit in our consolidated statement of income for the year ended December 31, 2017.

Also on December 22, 2017, the SEC staff issued Staff Accounting Bulletin No. 118 (“SAB 118”) to address the application of GAAP in situations when a registrant does not have the necessary information available, prepared, or analyzed (including computations) in reasonable detail to complete the accounting for certain income tax effects of the Tax Reform Act. The Company has recognized the provisional tax impacts based on reasonable estimates made by the Company as to the effects of tax reform on deferred assets as discussed below and included these amounts in its consolidated financial statements for the year ended December 31, 2017. The ultimate impact may differ from these provisional amounts, possibly materially, due to, among other things, additional regulatory guidance that may be issued, additional analysis, and resulting changes in interpretations and assumptions the Company has made. Any adjustments to these provisional amounts will be reported as a component of income tax expense (benefit) in the reporting period in which any such adjustments are determined. The Company will not extend the measurement period beyond December 22, 2018.

As a result of the Tax Reform Act, compensation paid to our covered employees in excess of $1 million will not be deductible unless it qualifies for transition relief applicable to certain written binding arrangements that were in place as of November 2, 2017 and that have not been materially modified after such date. Because of ambiguities and uncertainties as to the application and interpretation of Section 162(m), including the uncertain application of transition relief to companies that had not been subject to Section 162(m) prior to the effectiveness of the Tax Reform Act, it is unclear whether or to what extent the deferred tax assets related to amounts paid or payable by the Company to covered employees after January 1, 2018 pursuant to written binding arrangements that were in place on November 2, 2017 will be subject to the $1 million dollar deduction limit of Section 162(m).

In management’s judgment, the gross deferred income tax asset as of December 31, 2017 (Successor Company) will more likely than not be fully realized. The Company has recognized a valuation allowance of $5.0 million and $7.8 million as of December 31, 2017 and 2016 (Successor Company), respectively, related to state-based loss carryforwards that it has determined are more likely than not to expire unutilized. This resulting favorable change of $2.8 million, before federal income taxes, decreased state income tax expense in 2017 by the same amount.

At December 31, 2017 (Successor Company), the Company has life net operating loss carryforwards for federal income tax purposes of $578.3 million which are available to offset both future life group taxable income and non-life group taxable income through 2031. Alternative minimum tax credits of $8.6 million are available to offset regulat tax beginning 2018, as a result of the Tax Reform Act, with any remaining credits being fully refundable beginning in 2021. Foreign tax credits of $7.2 million are available to offset both future life group income tax and non-life group income tax and will begin to expire in 2024. In addition, included in the deferred income tax assets above are approximately $12.2 million in state net operating loss carryforwards attributable to certain jurisdictions, which are available to offset future taxable income in the respective state jurisdictions, expiring between 2018 and 2036.

As of December 31, 2017 and 2016 (Successor Company), some of the Company’s fixed maturities were reported at an unrealized loss, although the net amount is an unrealized gain at December 31, 2017 (Successor Company). If the Company were to realize a tax-basis net capital loss for a year, then such loss could not be deducted against that year’s other taxable income. However, such a loss could be carried back and forward against any prior year or future year tax-basis net capital gains. Therefore, the Company has relied upon a prudent and feasible tax-planning strategy regarding its fixed maturities that were reported at an unrealized loss. The Company has the ability and the intent to either hold such fixed maturities to maturity, thereby avoiding a realized loss, or to generate an offsetting realized gain from unrealized gain fixed maturities if such unrealized loss fixed maturities are sold at a loss prior to maturity.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	Successor Company			Predecessor Company
	As of December 31, 2017	As of December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015
	(Dollars In Thousands)			(Dollars In Thousands)
Balance, beginning of period	$9,856	$8,937	$105,850	$168,076
Additions for tax positions of the current year	1,857	2,122	2,213	(5,010)
Additions for tax positions of prior years	70	1,318	1,812	1,149
Reductions of tax positions of prior years:
Changes in judgment	(430)	(975)	(644)	(58,365)
Settlements during the period	—	(1,546)	(100,294)	—
Lapses of applicable statute of limitations	—	—	—	—
Balance, end of period	$11,353	$9,856	$8,937	$105,850

Included in the end of period balance above, as of December 31, 2017 (Successor Company), December 31, 2016 (Successor Company), the period of February 1, 2015 to December 31, 2015 (Successor Company), and the period of January 1, 2015 to January 31, 2015 (Predecessor Company), are approximately $0.7 million, $0.7 million, $1.4 million, and $94.9 million of unrecognized tax benefits, respectively, for which the ultimate deductibility is certain but for which there is uncertainty about the timing of such deductions. Other than interest and penalties, the disallowance of the shorter deductibility period would not affect the annual effective income tax rate but would accelerate to an earlier period the payment of cash to the taxing authority.

The total amount of unrecognized tax benefits, if recognized, that would affect the effective income tax rate is approximately $10.7 million, $9.2 million, $7.5 million, and $11.0 million for the year ended December 31, 2017 (Successor Company), December 31, 2016 (Successor Company), for the period of February 1, 2015 to December 31, 2015 (Successor Company), and for the period of January 1, 2015 to January 31, 2015 (Predecessor Company), respectively.

Any accrued interest related to the unrecognized tax benefits and other accrued income taxes have been included in income tax expense. There were no amounts included in any period ending in 2017, 2016, or 2015, as the parent company maintains responsibility for the interest on unrecognized tax benefits. The Company has no accrued interest associated with unrecognized tax benefits as of any balance sheet date ending in 2017, 2016, or 2015.

In June 2012, the IRS proposed favorable and unfavorable adjustments to the Company’s 2003 through 2007 reported taxable incomes. The Company protested certain unfavorable adjustments and sought resolution at the IRS’ Appeals Division. In October 2015, Appeals accepted the Company’s earlier proposed settlement offer. In September 2015, the IRS proposed favorable and unfavorable adjustments to the Company’s 2008 through 2011 reported taxable income. The Company agreed to these adjustments. In April 2017, a routine review by Congress’ Joint Committee on Taxation was finalized without change and the Company received an approximate $6.2 million net refund in the fourth quarter of 2017.

The resulting net adjustment to the Company’s current income taxes for the years 2003 through 2011 did not materially affect the Company or its effective tax rate.

In July 2016, the IRS proposed favorable and unfavorable adjustments to the Company’s 2012 and 2013 reported taxable income. The Company agreed to these adjustments. The resulting settlement paid in September 2016 did not materially impact the Company or its effective tax rate.

These agreements with the IRS are the primary cause for the reductions of unrecognized tax benefits shown in the above chart. The Company believes that in the next 12 months, $0.7 million of the unrecognized tax benefits will be reduced due to recent changes in tax law. In general, the Company is no longer subject to income tax examinations by taxing authorities for tax years that began before 2014. Due to the aforementioned IRS adjustments to the Company’s pre-2014 taxable income, the Company is amending certain of its 2003 through 2013 state income tax returns. Such amendments will cause such years to remain open, pending the states’ acceptances of the returns.

During the year ended December 31, 2016 (Successor Company), the Company filed a non-automatic tax accounting method change related to income recognition for unearned premium reserve and discounted loss reserve for claims incurred. The IRS accepted the Company’s request for the non-automatic tax accounting method. This change did not materially impact the Company or its effective tax rate.

20.                                    SUPPLEMENTAL CASH FLOW INFORMATION

The following table sets forth supplemental cash flow information:

	Successor Company			Predecessor Company
	For The Year Ended December 31, 2017	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015
	(Dollars In Thousands)			(Dollars In Thousands)
Cash paid / (received) during the year:
Interest expense	$178,787	$142,463	$98,232	$21,567
Income taxes	20,507	127,615	(75,869)	(1)

21.                                    RELATED PARTY TRANSACTIONS

The Company provides furnished office space and computers to affiliates through an intercompany agreement. Revenues from this agreement were $6.2 million, $5.8 million, $4.6 million, and $0.4 million for the year ended December 31, 2017 (Successor Company), for the year ended December 31, 2016 (Successor Company), for the period of February 1, 2015 to December 31, 2015 (Successor Company), and for the period of January 1, 2015 to January 31, 2015 (Predecessor Company), respectively. The Company purchases data processing, legal, investment, and management services from affiliates. The costs of such services were $240.9 million, $258.0 million, $214.8 million, and $19.0 million for the year ended December 31, 2017 (Successor Company), for the year ended December 31, 2016 (Successor Company), for the period of February 1, 2015 to December 31, 2015 (Successor Company), and for the period of January 1, 2015 to January 31, 2015 (Predecessor Company), respectively. In addition, the Company has an intercompany payable with affiliates as of December 31, 2017 and 2016 of $68.3 million and $14.9 million, respectively. There was a $26.1 million intercompany receivable with affiliates balance as of December 31, 2017 (Successor Company). The Company did not have an intercompany receivable balance as of December 31, 2016 (Successor Company).

Certain corporations with which PLC’s directors were affiliated paid us premiums and policy fees or other amounts for various types of insurance and investment products, interest on bonds we own and commissions on securities underwritings in which our affiliates participated. Such amounts totaled $6.8 million, $7.2 million, $45.3 million, and $2.6 million for the year ended December 31, 2017 (Successor Company), for the year ended December 31, 2016 (Successor Company), for the period of February 1, 2015 to December 31, 2015 (Successor Company), and for the period of January 1, 2015 to January 31, 2015

(Predecessor Company), respectively. The Company and/or PLC paid commissions, interest on debt and investment products, and fees to these same corporations totaling $6.5 million, $8.6 million, $10.0 million, and $0.8 million for the year ended December 31, 2017 (Successor Company), for the year ended December 31, 2016 (Successor Company), for the period of February 1, 2015 to December 31, 2015 (Successor Company), and for the period of January 1, 2015 to January 31, 2015 (Predecessor Company), respectively.

Prior to the Merger, PLC and the Company had no related party transactions with Dai-ichi Life. During the period ending December 31, 2017 (Successor Company), PLC paid a management fee to Dai-ichi Life of $10.9 million for certain services provided to the company.

PLC has guaranteed the Company’s obligations for borrowings or letters of credit under the revolving line of credit arrangement to which PLC is also a party. PLC has also issued guarantees, entered into support agreements and/or assumed a duty to indemnify its indirect wholly owned captive insurance companies in certain respects.

As of February 1, 2000, PLC guaranteed the obligations of the Company under a synthetic lease entered into by the Company, as lessee, with a non-affiliated third party, as lessor. Under the terms of the synthetic lease, financing of $75 million was available to the Company for construction of an office building and parking deck which was completed on February 1, 2000. The synthetic lease was amended and restated as of December 19, 2013, wherein as of December 31, 2017, PLC continued to guarantee the obligations of the Company thereunder.

The Company has agreements with certain of its subsidiaries under which it provides administrative services for a fee. These services include but are not limited to accounting, financial reporting, compliance, policy administration, reserve computations, and projections. In addition, the Company and its subsidiaries pay PLC for investment, legal and data processing services.

The Company and/or certain of its affiliates have reinsurance agreements in place with companies owned by PLC. These agreements relate to certain portions of our service contract business which is included within the Asset Protection segment. These transactions are eliminated at the PLC consolidated level.

The Company has reinsured GLWB and GMDB riders related to our variable annuity contracts to Shades Creek, a wholly owned insurance subsidiary of PLC. Also during 2012, PLC entered into an intercompany capital support agreement with Shades Creek which provides through a guarantee that PLC will contribute assets or purchase surplus notes (or cause an affiliate or third party to contribute assets or purchase surplus notes) in amounts necessary for Shades Creek’s regulatory capital levels to equal or exceed minimum thresholds as defined by the agreement. No additional capital was provided to Shades Creek by PLC during the year ended December 31, 2017 (Successor Company). As of December 31, 2017 (Successor Company), Shades Creek maintained capital levels in excess of the required minimum thresholds. The maximum potential future payment amount which could be required under the capital support agreement will be dependent on numerous factors, including the performance of equity markets, the level of interest rates, performance of associated hedges, and related policyholder behavior.

22.                                    STATUTORY REPORTING PRACTICES AND OTHER REGULATORY MATTERS

The Company and its insurance subsidiaries prepare statutory financial statements for regulatory purposes in accordance with accounting practices prescribed by the NAIC and the applicable state insurance department laws and regulations. These financial statements vary materially from GAAP. Statutory accounting practices include publications of the NAIC, state laws, regulations, general administrative rules as well as certain permitted accounting practices granted by the respective state insurance department. Generally, the most significant differences are that statutory financial statements do not reflect 1) deferred acquisition costs and VOBA, 2) benefit liabilities that are calculated using Company estimates of expected mortality, interest, and withdrawals, 3) deferred income taxes that are not subject to statutory limits, 4) recognition of realized gains and losses on the sale of securities in the period they are sold, and 5) fixed maturities recorded at fair values, but instead at amortized cost.

Statutory net income (loss) for the Company was $731.2 million, $(391.6) million, and $440.0 million for the year ended December 31, 2017, 2016, and 2015, respectively. Statutory capital and surplus for the Company was $4.3 billion and $4.2 billion as of December 31, 2017 and 2016, respectively. The Statutory net loss incurred by the Company for the year ended December 31, 2016 was caused by the required Statutory accounting treatment of the initial gain recognized on the retrocession of the term business assumed from Genworth Life and Annuity Insurance Company to Golden Gate Captive Insurance Company, which resulted in approximately a $1.2 billion gain being included as a component of surplus, rather than reflected in Statutory net income as of the January 15, 2016 cession date.

The Company and its insurance subsidiaries are subject to various state statutory and regulatory restrictions on the insurance subsidiaries’ ability to pay dividends to Protective Life Corporation. In general, dividends up to specified levels are considered ordinary and may be paid thirty days after written notice to the insurance commissioner of the state of domicile unless such commissioner objects to the dividend prior to the expiration of such period. Dividends in larger amounts are considered extraordinary and are subject to affirmative prior approval by such commissioner. The maximum amount that would qualify as ordinary dividends to the Company from our insurance subsidiaries in 2018 is approximately $175.1 million. Additionally, as of December 31, 2017, approximately $1.8 billion of consolidated shareowner’s equity, excluding net unrealized gains on investments, represented restricted net assets of the Company’s insurance subsidiaries needed to maintain the minimum capital required by the insurance subsidiaries’ respective state insurance departments.

State insurance regulators and the National Association of Insurance Commissioners (“NAIC”) have adopted risk-based capital (“RBC”) requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks. The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile.

A company’s risk-based statutory surplus is calculated by applying factors and performing calculations relating to various asset, premium, claim, expense and reserve items. Regulators can then measure the adequacy of a company’s statutory surplus by comparing it to the RBC. Under specific RBC requirements, regulatory compliance is determined by the ratio of a company’s total adjusted capital, as defined by the insurance regulators, to its company action level of RBC (known as the RBC ratio), also as defined by insurance regulators. As of December 31, 2017, the Company’s total adjusted capital and company action level RBC were approximately $4.7 billion and $759.3 million, respectively, providing an RBC ratio of approximately 614%.

Additionally, the Company has certain assets that are on deposit with state regulatory authorities and restricted from use. As of December 31, 2017, the Company and its insurance subsidiaries had on deposit with regulatory authorities, fixed maturity and short-term investments with a fair value of approximately $42.4 million.

The states of domicile of the Company and its insurance subsidiaries have adopted prescribed accounting practices that differ from the required accounting outlined in NAIC Statutory Accounting Principles (“SAP”). The insurance subsidiaries also have certain accounting practices permitted by the states of domicile that differ from those found in NAIC SAP.

Certain prescribed and permitted practices impact the statutory surplus of the Company. These practices include the non-admission of goodwill as an asset for statutory reporting and the reporting of Bank Owned Life Insurance (“BOLI”) separate account amounts at book value rather than at fair value.

The favorable (unfavorable) effects of the Company and its statutory surplus, compared to NAIC statutory surplus, from the use of these prescribed and permitted practices were as follows:

	As of December 31,
	2017	2016
	(Dollars In Millions)
Non-admission of goodwill	$(219)	$(257)
Total (net)	$(219)	$(257)

The Company also has certain prescribed and permitted practices which are applied at the subsidiary level and do not have a direct impact on the statutory surplus of the Company. These practices include permission to follow the actuarial guidelines of the domiciliary state of the ceding insurer for certain captive reinsurers, accounting for the face amount of all issued and outstanding letters of credit, and a note issued by an affiliate as an asset in the statutory financial statements of certain wholly owned subsidiaries that are considered “Special Purpose Financial Captives,” and a reserve difference related to a captive insurance company.

The favorable (unfavorable) effects on the statutory surplus of the Company’s insurance subsidiaries, compared to NAIC statutory surplus, from the use of these prescribed and permitted practices were as follows:

	As of December 31,
	2017	2016
	(Dollars In Millions)
Accounting for Letters of Credit as admitted assets	$1,670	$1,720
Accounting for certain notes as admitted assets	$2,634	$2,681
Reserving based on state specific actuarial practices	$122	$120
Reserving difference related to a captive insurance company	$(37)	$(109)

23.                               OPERATING SEGMENTS

The Company has several operating segments, each having a strategic focus. An operating segment is distinguished by products, channels of distribution, and/or other strategic distinctions. The Company periodically evaluates its operating segments and makes adjustments to its segment reporting as needed. A brief description of each segment follows.

•                                               The Life Marketing segment markets fixed UL, IUL, VUL, BOLI, and level premium term insurance (“traditional”) products on a national basis primarily through networks of independent insurance agents and brokers, broker-dealers, financial institutions, independent distribution organizations, and affinity groups.

•                                          The Acquisitions segment focuses on acquiring, converting, and servicing policies and contracts acquired from other companies. The segment’s primary focus is on life insurance policies and annuity products that were sold to individuals. The level of the segment’s acquisition activity is predicated upon many factors, including available capital, operating capacity, potential return on capital, and market dynamics. Policies acquired through the Acquisitions segment are typically blocks of business where no new policies are being marketed. Therefore earnings and account values are expected to decline as the result of lapses, deaths, and other terminations of coverage unless new acquisitions are made.

•                                          The Annuities segment markets fixed and VA products. These products are primarily sold through broker-dealers, financial institutions, and independent agents and brokers.

•                                          The Stable Value Products segment sells fixed and floating rate funding agreements directly to the trustees of municipal bond proceeds, money market funds, bank trust departments, and other institutional investors. This segment also issues funding agreements to the FHLB, and markets GICs to 401(k) and other qualified retirement savings plans. The Company also has an unregistered funding agreement-backed notes program which provides for offers of notes to both domestic and international institutional investors.

•                                          The Asset Protection segment markets extended service contracts, GAP products, credit life and disability insurance, and other specialized ancillary products to protect consumers’ investments in automobiles and recreational vehicles. GAP covers the difference between the loan pay-off amount and an asset’s actual cash value in the case of a total loss. Each type of specialized ancillary product protects against damage or other loss to a particular aspect of the underlying asset.

•                                          The Corporate and Other segment primarily consists of net investment income on assets supporting our equity capital, unallocated corporate overhead and expenses not attributable to the segments above. This segment includes earnings from several non-strategic or runoff lines of business, various financing and investment related transactions, and the operations of several small subsidiaries.

The Company’s management and Board of Directors analyzes and assesses the operating performance of each segment using “pre-tax adjusted operating income (loss)” and “after-tax adjusted operating income (loss)”. Consistent with GAAP accounting guidance for segment reporting, pre-tax adjusted operating income (loss) is the Company’s measure of segment performance. Pre-tax adjusted operating income (loss) is calculated by adjusting “income (loss) before income tax”, by excluding the following items:

•                                          realized gains and losses on investments and derivatives,

•                                          changes in the GLWB embedded derivatives exclusive of the portion attributable to the economic cost of the GLWB,

•                                          actual GLWB incurred claims, and

•                                          the amortization of DAC, VOBA, and certain policy liabilities that is impacted by the exclusion of these items.

The items excluded from adjusted operating income (loss) are important to understanding the overall results of operations. Pre-tax adjusted operating income (loss) and after-tax adjusted operating income (loss) are not substitutes for income before income taxes or net income (loss), respectively. These measures may not be comparable to similarly titled measures reported by other companies. The Company believes that pre-tax and after-tax adjusted operating income (loss) enhances management’s and the Board of Directors’ understanding of the ongoing operations, the underlying profitability of each segment, and helps facilitate the allocation of resources.

After-tax adjusted operating income (loss) is derived from pre-tax adjusted operating income (loss) with the inclusion of income tax expense or benefits associated with pre-tax adjusted operating income. Income tax expense or benefits is allocated to the items excluded from pre-tax adjusted operating income (loss) at the statutory federal income tax rate for the associated period. For periods ending on and prior to December 31, 2017, a rate of 35% was used. Beginning in 2018, a statutory federal income tax rate of 21% will be used to allocate income tax expense or benefits to items excluded from pre-tax adjusted operating income (loss). Income tax expense or benefits allocated to after-tax adjusted operating income (loss) can vary period to period based on changes in the Company’s effective income tax rate.

In determining the components of the pre-tax adjusted operating income (loss) for each segment, premiums and policy fees, other income, benefits and settlement expenses, and amortization of DAC and VOBA are attributed directly to each operating segment. Net investment income is allocated based on directly related assets required for transacting the business of that segment. Realized investment gains (losses) and other operating expenses are allocated to the segments in a manner that most appropriately reflects the operations of that segment. Investments and other assets are allocated based on statutory policy liabilities net of associated statutory policy assets, while DAC/VOBA and goodwill are shown in the segments to which they are attributable.

During 2016, the Company modified its labeling of its non-GAAP measures presented herein as “Adjusted operating income (loss)” or “Pre-tax adjusted operating income (loss)”. In previous filings, the Company referred to “Pre-tax adjusted operating income (loss)” as “Pre-tax operating income, “Operating income before tax”, or “Segment operating income”. In addition, the Company referred to “After-tax adjusted operating income (loss)” as “After-tax operating income” or “Operating earnings”. The definition of these labels remains unchanged, but the Company has modified the labels to provide further clarity that these measures are non-GAAP.

There were no significant intersegment transactions during the year ended December 31, 2017 (Successor Company), the year ended December 31, 2016 (Successor Company), the period of February 1, 2015 to December 31, 2015 (Successor Company), and the period of January 1, 2015 to January 31, 2015 (Predecessor Company).

The following tables present a summary of results and reconciles pre-tax adjusted operating income (loss) to consolidated income before income tax and net income (Predecessor and Successor period are not comparable):

	Successor Company			Predecessor Company
	For The Year Ended December 31, 2017	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015
	(Dollars In Thousands)			(Dollars In Thousands)
Revenues
Life Marketing	$1,556,207	$1,517,542	$1,316,832	$133,361
Acquisitions	1,569,083	1,676,017	1,333,430	139,761
Annuities	486,847	547,512	396,651	130,918
Stable Value Products	190,006	114,580	79,670	8,181
Asset Protection	370,449	306,237	294,657	24,566
Corporate and Other	140,075	131,821	65,802	22,859
Total revenues	$4,312,667	$4,293,709	$3,487,042	$459,646
Pre-tax Adjusted Operating Income (Loss)
Life Marketing	$55,152	$41,457	$54,864	$(2,271)
Acquisitions	249,749	260,511	194,654	20,134
Annuities	171,269	174,362	146,828	11,363
Stable Value Products	105,261	61,294	56,581	4,529
Asset Protection	17,638	11,309	17,632	1,907
Corporate and Other	(189,645)	(161,820)	(118,832)	(16,662)
Pre-tax adjusted operating income	409,424	387,113	351,727	19,000
Realized gains (losses) on investments and derivatives	54,584	135,568	(97,539)	113,847
Income before income tax	464,008	522,681	254,188	132,847
Income tax (benefit) expense	(718,409)	170,073	74,491	44,325
Net income	$1,182,417	$352,608	$179,697	$88,522

Pre-tax adjusted operating income	$409,424	$387,113	$351,727	$19,000
Adjusted operating income tax benefit (expense)	737,513	(122,624)	(108,629)	(4,479)
After-tax adjusted operating income	1,146,937	264,489	243,098	14,521
Realized gains (losses) on investments and derivatives	54,584	135,568	(97,539)	113,847
Income tax (expense) benefit on adjustments	(19,104)	(47,449)	34,138	(39,846)
Net income	$1,182,417	$352,608	$179,697	$88,522

Realized investment (losses) gains:
Derivative financial instruments	$(137,041)	$49,790	$58,436	$22,031
All other investments	121,087	90,630	(166,935)	81,153
Net impairment losses recognized in earnings	(9,112)	(17,748)	(26,993)	(481)
Less: related amortization(1)	(39,480)	24,360	(8,726)	(8,742)
Less: VA GLWB economic cost	(40,170)	(37,256)	(29,227)	(2,402)
Realized (losses) gains on investments and derivatives	$54,584	$135,568	$(97,539)	$113,847

(1)  Includes amortization of DAC/VOBA and benefits and settlement expenses that are impacted by realized gains (losses).

	Successor Company			Predecessor Company
	For The Year Ended December 31, 2017	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015
	(Dollars In Thousands)			(Dollars In Thousands)
Net investment income
Life Marketing	$550,714	$523,989	$446,518	$47,622
Acquisitions	752,520	764,571	639,422	71,088
Annuities	316,582	318,511	296,839	37,189
Stable Value Products	186,576	107,010	78,459	6,888
Asset Protection	22,298	17,591	14,042	1,540
Corporate and Other	94,366	91,791	57,516	278
Total net investment income	$1,923,056	$1,823,463	$1,532,796	$164,605

Amortization of DAC and VOBA
Life Marketing	$120,753	$130,708	$107,811	$4,813
Acquisitions	(6,939)	8,178	2,035	5,033
Annuities	(54,471)	(11,031)	(41,071)	(6,999)
Stable Value Products	2,354	1,176	43	25
Asset Protection	17,746	21,267	26,219	1,858
Corporate and Other	—	—	27	87
Total amortization of DAC and VOBA	$79,443	$150,298	$95,064	$4,817

Successor Company

	Operating Segment Assets As of December 31, 2017
	(Dollars In Thousands)
	Life Marketing	Acquisitions	Annuities	Stable Value Products
Investments and other assets	$14,917,752	$19,588,133	$20,774,566	$4,569,639
DAC and VOBA	1,320,776	74,862	772,634	6,864
Other intangibles	281,705	34,548	170,117	8,056
Goodwill	200,274	14,524	336,677	113,813
Total assets	$16,720,507	$19,712,067	$22,053,994	$4,698,372

	Asset Protection	Corporate and Other	Total Consolidated
Investments and other assets	$708,605	$14,893,253	$75,451,948
DAC and VOBA	30,265	—	2,205,401
Other intangibles	133,234	35,256	662,916
Goodwill	128,182	—	793,470
Total assets	$1,000,286	$14,928,509	$79,113,735

Successor Company

	Operating Segment Assets As of December 31, 2016
	(Dollars In Thousands)
	Life Marketing	Acquisitions	Annuities	Stable Value Products
Investments and other assets	$14,050,905	$19,679,690	$20,076,818	$3,373,646
DAC and VOBA	1,218,944	106,532	655,618	5,455
Other intangibles	300,664	37,103	183,449	8,722
Goodwill	200,274	14,524	336,677	113,813
Total assets	$15,770,787	$19,837,849	$21,252,562	$3,501,636

	Asset Protection	Corporate and Other	Total Consolidated
Investments and other assets	$858,648	$12,920,083	$70,959,790
DAC and VOBA	37,975	—	2,024,524
Other intangibles	143,865	13,545	687,348
Goodwill	128,182	—	793,470
Total assets	$1,168,670	$12,933,628	$74,465,132

24.                                    CONSOLIDATED QUARTERLY RESULTS — UNAUDITED

The Company’s unaudited consolidated quarterly operating data for the year ended December 31, 2017 (Successor Company) and for the year ended December 31, 2016 (Successor Company) is presented below. In the opinion of management, all adjustments (consisting only of normal recurring items) necessary for a fair statement of quarterly results have been reflected in the following data. It is also management’s opinion, however, that quarterly operating data for insurance enterprises are not necessarily indicative of results that may be expected in succeeding quarters or years. In order to obtain a more accurate indication of performance, there should be a review of operating results, changes in shareowner’s equity, and cash flows for a period of several quarters.

Successor Company For The Year Ended December 31, 2017	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	(Dollars In Thousands)
Premiums and policy fees	$855,579	$862,906	$849,743	$888,134
Reinsurance ceded	(319,055)	(344,208)	(326,572)	(377,261)
Net of reinsurance ceded	536,524	518,698	523,171	510,873
Net investment income	474,709	475,722	477,011	495,614
Realized investment gains (losses)	(38,059)	(10,259)	23,452	8,912
Net impairment losses recognized in earnings	(5,201)	(2,785)	(273)	(853)
Other income	79,383	82,087	82,031	81,910
Total revenues	1,047,356	1,063,463	1,105,392	1,096,456
Total benefits and expenses	960,712	930,177	939,410	1,018,360
Income before income tax	86,644	133,286	165,982	78,096
Income tax expense (benefit)	28,305	43,654	49,016	(839,384)
Net income	$58,339	$89,632	$116,966	$917,480

Successor Company For The Year Ended December 31, 2016	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	(Dollars In Thousands)
Premiums and policy fees	$848,369	$853,351	$829,835	$857,864
Reinsurance ceded	(314,874)	(340,594)	(325,373)	(349,882)
Net of reinsurance ceded	533,495	512,757	504,462	507,982
Net investment income	448,229	458,783	451,818	464,633
Realized investment gains (losses)	113,617	132,331	24,684	(130,212)
Net impairment losses recognized in earnings	(2,617)	(967)	(3,308)	(10,856)
Other income	67,178	71,938	76,132	73,630
Total revenues	1,159,902	1,174,842	1,053,788	905,177
Total benefits and expenses	924,923	914,262	959,521	972,322
Income before income tax	234,979	260,580	94,267	(67,145)
Income tax expense	76,362	87,787	20,965	(15,041)
Net income	$158,617	$172,793	$73,302	$(52,104)

25.                                    SUBSEQUENT EVENTS

The Company has evaluated the effects of events subsequent to December 31, 2017 (Successor Company), and through the date we filed our consolidated financial statements with the United States Securities and Exchange Commission. All accounting and disclosure requirements related to subsequent events are included in our consolidated financial statements.

On January 18, 2018, PLC and the Company entered into a Master Transaction Agreement (the “Master Transaction Agreement”) with Liberty Mutual Insurance Company, Liberty Mutual Fire Insurance Company, Liberty Mutual Group Inc. (“Liberty Mutual”), The Lincoln National Life Insurance Company (“Lincoln Life”), and Lincoln National Corporation, pursuant to which Lincoln Life will acquire Liberty Mutual’s Group Benefits Business and Individual Life and Annuity Business (the “Business”) through the acquisition of all of the issued and outstanding capital stock of Liberty Life Assurance Company of Boston (“Liberty”) (the “Transaction”). Pursuant to the Master Transaction Agreement, PLC, the Company and Protective Life and Annuity Insurance Company (“PLAIC”), a wholly-owned subsidiary of the Company, agreed to enter into reinsurance agreements and related ancillary documents at the closing of the Transaction. On the terms and subject to the conditions of the reinsurance agreements, Liberty will cede to the Company and PLAIC, effective as of the closing of the Transaction, substantially all of the insurance policies relating to the Life Business. The aggregate statutory reserves of Liberty to be ceded to the Company and PLAIC as of the closing of the Transaction are expected to be approximately $13.0 billion. To support its obligations under the reinsurance agreements, the Company and PLAIC will each establish a trust account for the benefit of Lincoln Life. Entry into the reinsurance agreements represents an estimated capital investment by the Company of approximately $1.17 billion. The transaction is expected to be completed in the second quarter of 2018, pending regulatory approvals and other customary closing conditions.

SCHEDULE III - SUPPLEMENTARY INSURANCE INFORMATION

PROTECTIVE LIFE CORPORATION AND SUBSIDIARIES

Segment	Deferred Policy Acquisition Costs and Value of Businesses Acquired	Future Policy Benefits and Claims	Unearned Premiums	Stable Value Products, Annuity Contracts and Other Policyholders’ Funds	Net Premiums and Policy Fees	Net Investment Income (1)	Benefits and Settlement Expenses	Amortization of Deferred Policy Acquisitions Costs and Value of Businesses Acquired	Other Operating Expenses(1)	Premiums Written(2)
	(Dollars In Thousands)
Successor Company
For The Year Ended December 31, 2017
Life Marketing	$1,320,776	$15,438,739	$107	$424,204	$1,011,911	$550,714	$1,319,138	$120,753	$60,877	$111
Acquisitions	74,862	14,323,713	2,423	4,377,020	785,188	752,520	1,204,083	(6,939)	110,607	15,964
Annuities	772,633	1,080,629	—	7,308,354	73,617	316,582	216,324	(54,471)	146,407	—
Stable Value Products	6,864	—	—	4,698,371	—	186,576	74,578	2,354	4,407	—
Asset Protection	30,266	55,030	747,945	—	205,814	22,298	124,487	17,746	210,579	199,741
Corporate and Other	—	58,681	655	78,810	12,736	94,366	16,396	—	281,334	12,749
Total	$2,205,401	$30,956,792	$751,130	$16,886,759	$2,089,266	$1,923,056	$2,955,006	$79,443	$814,211	$228,565
For The year ended December 31, 2016
Life Marketing	$1,218,944	$14,595,370	$119	$426,422	$972,247	$523,989	$1,267,844	$130,708	$65,480	$122
Acquisitions	106,532	14,693,744	2,734	4,247,081	832,083	764,571	1,232,141	8,178	118,056	18,818
Annuities	655,618	1,097,973	—	7,059,060	66,214	318,511	212,735	(11,031)	137,617	—
Stable Value Products	5,455	—	—	3,501,636	—	107,010	41,736	1,176	3,033	—
Asset Protection	37,975	59,947	758,361	—	174,412	17,591	104,327	21,267	169,334	167,544
Corporate and Other	—	63,208	723	75,301	13,740	91,791	17,943	—	250,484	13,689
Total	$2,024,524	$30,510,242	$761,937	$15,309,500	$2,058,696	$1,823,463	$2,876,726	$150,298	$744,004	$200,173

Predecessor Company
February 1, 2015 to December 31, 2015
Life Marketing	$1,119,515	$13,869,102	$134	$371,618	$882,171	$446,518	$1,109,840	$107,811	$58,609	$148
Acquisitions	(178,662)	14,508,877	3,082	4,254,579	690,741	639,422	1,067,482	2,035	89,960	32,134
Annuities	578,742	1,196,131	—	7,090,171	62,583	296,839	224,934	(41,071)	123,585	—
Stable Value Products	2,357	—	—	2,131,822	—	78,459	19,348	43	2,620	—
Asset Protection	40,421	60,585	647,186	—	168,780	14,042	99,216	26,219	151,590	161,869
Corporate and Other	—	68,495	803	73,066	13,676	57,516	14,568	27	176,038	13,583
Total	$1,562,373	$29,703,190	$651,205	$13,921,256	$1,817,951	$1,532,796	$2,535,388	$95,064	$602,402	$207,734

(1)             Allocations of Net Investment Income and Other Operating Expenses are based on a number of assumptions and estimates and results would change if different methods were applied.

(2)             Excludes Life Insurance.

SCHEDULE III SUPPLEMENTARY INSURANCE INFORMATION

PROTECTIVE LIFE CORPORATION AND SUBSIDIARIES

(continued)

Segment	Net Premiums and Policy Fees	Net Investment Income(1)	Benefits and Settlement Expenses	Amortization of Deferred Policy Acquisitions Costs and Value of Businesses Acquired	Other Operating Expenses(1)	Premiums Written(2)
				(Dollars In Thousands)
Predecessor Company
January 1, 2015 to January 31, 2015
Life Marketing	$84,926	$47,622	$123,179	$4,813	$7,124	$12
Acquisitions	62,343	71,088	101,926	5,033	9,041	2,134
Annuities	6,355	37,189	30,047	(6,999)	9,333	—
Stable Value Products	—	6,888	2,255	25	79	—
Asset Protection	13,983	1,540	7,447	1,858	13,354	13,330
Corporate and Other	1,343	278	1,721	87	16,476	1,345
Total	$168,950	$164,605	$266,575	$4,817	$55,407	$16,821

(1)         Allocations of Net Investment Income and Other Operating Expenses are based on a number of assumptions and estimates and results would change if different methods were applied.

(2)         Excludes Life Insurance

SCHEDULE IV - REINSURANCE

PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES

Successor Company

	Gross Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount		Percentage of Amount Assumed to Net
	(Dollars In Thousands)
For The Year Ended December 31, 2017:
Life insurance in-force	$751,512,468	$(328,377,398)	$110,205,190	$533,340,260		21.0%
Premiums and policy fees:
Life insurance	$2,655,846	$(1,230,258)	$435,113	$1,860,701	(1)	23.4%
Accident/health insurance	51,991	(33,052)	14,946	33,885		44.1
Property and liability insurance	288,809	(103,786)	9,657	194,680		5.0
Total	$2,996,646	$(1,367,096)	$459,716	$2,089,266
For The Year Ended December 31, 2016:
Life insurance in-force	$739,248,680	$(348,994,650)	$116,265,430	$506,519,460		23.0%
Premiums and policy fees:
Life insurance	$2,610,682	$(1,207,159)	$454,999	$1,858,522	(1)	24.5%
Accident/health insurance	58,076	(36,935)	17,439	38,580		45.2
Property and liability insurance	242,517	(86,629)	5,706	161,594		3.5
Total	$2,911,275	$(1,330,723)	$478,144	$2,058,696
February 1, 2015 to December 31, 2015:
Life insurance in-force:	$727,705,256	$(368,142,294)	$39,546,742	$399,109,704		9.9%
Premiums and policy fees:
Life insurance	$2,360,643	$(1,058,706)	$308,280	$1,610,217	(1)	19.1%
Accident/health insurance	70,243	(36,871)	18,252	51,624		35.4
Property and liability insurance	228,500	(79,294)	6,904	156,110		4.4
Total	$2,659,386	$(1,174,871)	$333,436	$1,817,951

Predecessor Company

	Gross Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount		Percentage of Amount Assumed to Net
	(Dollars In Thousands)
For The Year Ended January 1, 2015:
Premiums and policy fees:
Life insurance	$204,185	$(80,657)	$28,601	$152,129	(1)	18.8%
Accident/health insurance	6,846	(4,621)	1,809	4,034		44.8
Property and liability insurance	18,475	(6,354)	666	12,787		5.2
Total	$229,506	$(91,632)	$31,076	$168,950

(1)         Includes annuity policy fees of $173.5 million, $80.1 million, $77.2 million, and $7.7 million and for the year ended December 31, 2017 (Successor Company), for the year ended December 31, 2016 (Successor Company), for the period of February 1, 2015 to December 31, 2015 (Successor Company), and the period of January 1, 2015 to January 31, 2015 (Predecessor Company), respectively.

(2)         January 31, 2015 (Predecessor Company) balance sheet information is not presented in our consolidated financial statements, therefore January 31, 2015 Life Insurance In-Force has been omitted from this schedule.

SCHEDULE V — VALUATION AND QUALIFYING ACCOUNTS

PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES

Successor Company

		Additions
Description	Balance at beginning of period	Charged to costs and expenses	Charges to other accounts	Deductions	Balance at end of period
	(Dollars In Thousands)
As of December 31, 2017
Allowance for losses on commercial mortgage loans	$724	$(7,439)	$—	$6,715	$—
As of December 31, 2016
Allowance for losses on commercial mortgage loans	$—	$(4,682)	$—	$5,406	$724